UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

May 31, 2015

COLUMBIA DIVIDEND OPPORTUNITY FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA DIVIDEND OPPORTUNITY FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Approval of Investment Management Services Agreement	47
Important Information About This Report	49

Annual Report 2015

COLUMBIA DIVIDEND OPPORTUNITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Dividend Opportunity Fund (the Fund) Class A shares returned 5.82% excluding sales charges for the 12-month period that ended May 31, 2015.

■  During the same time period, the Fund underperformed both the MSCI USA High Dividend Yield Index (Net), which returned 7.61%, and the Russell 1000 Value Index, which returned 9.03%.

■  While the Fund's absolute gains were solid, both sector allocation and stock selection detracted from results relative to the MSCI USA High Dividend Yield Index (Net).

Average Annual Total Returns (%) (for period ended May 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	08/01/88
Excluding sales charges		5.82	15.54	8.38
Including sales charges		-0.26	14.19	7.74
Class B	03/20/95
Excluding sales charges		5.05	14.67	7.57
Including sales charges		0.56	14.44	7.57
Class C	06/26/00
Excluding sales charges		5.00	14.67	7.57
Including sales charges		4.10	14.67	7.57
Class I	03/04/04	6.23	16.03	8.82
Class K	03/20/95	6.01	15.71	8.60
Class R*	08/01/08	5.65	15.28	8.10
Class R4*	11/08/12	6.11	15.70	8.46
Class R5*	08/01/08	6.29	16.02	8.67
Class W*	12/01/06	5.82	15.55	8.36
Class Y*	11/08/12	6.17	15.77	8.49
Class Z*	09/27/10	6.07	15.82	8.51
MSCI USA High Dividend Yield Index (Net)		7.61	16.00	7.59
Russell 1000 Value Index		9.03	15.62	7.38

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/
appended-performance for more information.

The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA DIVIDEND OPPORTUNITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1. 2005 – May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended May 31, 2015, the Fund's Class A shares returned 5.82% excluding sales charges. During the same time period, the Fund underperformed both the MSCI USA High Dividend Yield Index (Net), which returned 7.61%, and the Russell 1000 Value Index, which returned 9.03%. While the Fund's absolute gains were solid, both sector allocation and stock selection detracted from results relative to the MSCI USA High Dividend Yield Index (Net).

U.S. Equities Gained Despite Choppy Backdrop

U.S. equities rallied during the annual period ended May 31, 2015, rebounding after some weakness seen in the summer and fall months when crude oil prices declined precipitously and the U.S. dollar rose. Energy stocks and currencies were particularly impacted, resulting in a wide range of annual returns amongst the sectors of the equity market. Another driver of equity market performance was the increasing divergence of global monetary policy and economic strength between the U.S. vs. Europe and Asia. While the relative strength of the U.S. economy led to heightened anticipation regarding the timing of the Federal Reserve's (the Fed's) first interest rate hike, concerns about the pace and breadth of economic activity both in the U.S. and globally remained dominant throughout.

During the annual period overall, nine of the ten sectors in the MSCI USA High Dividend Yield Index (Net) generated positive absolute returns, led by information technology, financials, health care and utilities. Energy was the only sector in the MSCI USA High Dividend Yield Index (Net) to post a negative absolute return.

Relative Results Attributable Primarily to First Seven Months of Annual Period

Most of the Fund's underperformance can be attributed to the first seven months of the annual period, during which time crude oil prices dropped significantly and the U.S. dollar strengthened robustly. The former impacted the performance of energy stocks, while the latter caused lagging returns of non-U.S. stocks when converted to U.S. dollar terms. Further, the Fund was underweight in the particularly strong information technology sector relative to the MSCI USA High Dividend Yield Index (Net) given that few companies within the sector met the Fund's targeted yield objective. While the Fund's relative results reversed year-to-date through May 31, 2015, the rally was not enough to overcome the lagging performance of the first portion of the annual period.

From a sector perspective, the Fund's results were hurt both by allocation and individual stock selection decisions during the annual period. Detracting most was having an underweight to information technology, the best performing sector in the MSCI USA High Dividend Yield Index (Net) by a wide margin during the annual period. Also, within the sector, the Fund was underweight Apple, Intel and Microsoft, each of which were strong performers and sizable components of the MSCI USA High Dividend Yield Index (Net).

Portfolio Management

Steven Schroll

Paul Stocking

Dean Ramos, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2015
5

COLUMBIA DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at May 31, 2015)
Altria Group, Inc.	4.8
Pfizer, Inc.	4.4
Cisco Systems, Inc.	4.2
Johnson & Johnson	4.1
Microsoft Corp.	4.0
AT&T, Inc.	3.4
Philip Morris International, Inc.	3.3
Merck & Co., Inc.	3.1
Procter & Gamble Co. (The)	3.0
Chevron Corp.	2.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2015)
Common Stocks	91.0
Equity-Linked Notes	6.6
Money Market Funds	2.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Stock selection in health care and utilities and having an overweight to telecommunication services, which significantly lagged the MSCI USA High Dividend Yield Index (Net) during the annual period, detracted. In each of these sectors, the Fund held a number of non-U.S., predominantly European, companies that had good fundamental results and healthy returns in local currency terms, but lagged when converted into U.S. dollar terms. Selection in materials and energy further dampened results, in each sector due primarily to the impact of lower oil prices.

Consumer and Industrials Selection Supported Fund Results

Effective stock selection in the consumer staples, consumer discretionary and industrials sectors aided the Fund's results most. In consumer staples, an emphasis on the tobacco industry proved particularly beneficial, as merger and acquisition activity and the resultant restructuring of the industry supported the returns of Fund holdings Altria, Imperial Tobacco and Lorillard. In consumer discretionary, positions across a number of industries helped, with diversified home and office furnishings components manufacturer Leggett & Platt, textbook publisher Pearson and theatre chain operator Regal Entertainment Group, each of which were outstanding individual performers. In the industrials sector, an overweight to the aerospace and defense industry added value, with positions in Lockheed Martin and BAE Systems each benefiting from continued strong defense spending. A holding in commercial jet aircraft leasing company Fly Leasing was also a strong performer, as its business increased as fuel prices decreased.

Derivative Positions

We actively used equity-linked notes as a way to get exposure to stocks — across a wide spectrum of sectors — with lower than average yields but that we believed provided attractive income opportunities. Such a strategy effectively added value during the annual period and provided broader market diversification. An equity-linked note is a debt instrument that varies from standard fixed-income securities in that the coupon is built on the return of a single stock, a basket of stocks or an equity index, otherwise known as the underlying equity.

Bottom-Up Analysis Drove Sector Weighting Changes

The Fund's positions in consumer staples, energy and materials increased during the annual period. Its allocations to industrials and information technology decreased. Changes in sector weightings during the annual period were the result of both active trading decisions and individual stock appreciation and depreciation.

Looking Ahead

At the end of the annual period, the Fund was most overweight the MSCI USA High Dividend Yield Index (Net) in energy, telecommunication services and consumer discretionary and most underweight information technology, utilities and consumer staples. We continue to believe at this time that the energy sector is attractive from a valuation point of view. We feel the

Annual Report 2015
6

COLUMBIA DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

impact of the downturn in commodity prices on energy stocks was overdone and a focus on underlying fundamentals of many energy companies should prevail going forward. We are also encouraged at present by data released toward the end of the annual period indicating a pick-up and broadening in consumer spending based in part on lower energy prices and continued low interest rates. Overall, we currently believe political and budgetary issues that impacted the equity markets for much of 2014 may well be on hold until closer to the 2016 presidential elections. We also currently believe that the U.S. economy should continue to grow, albeit not rapidly, such that the Fed is likely to begin gradually raising interest rates in the second half of 2015. Further, we believe U.S. equity valuations were elevated but not excessive at the end of the annual period. Such a backdrop currently supports our constructive view on corporate earnings and the U.S. equity market for the months ahead.

Going forward, we intend to seek value opportunities in all sectors of the U.S. equity market, maintaining a disciplined focus on business fundamentals and company management philosophies as prudent stewards of capital. We believe such a bottom-up, fundamentally-focused strategy should ultimately reward investors maintaining a long-term perspective.

Equity Sector Breakdown (%) (at May 31, 2015)
Consumer Discretionary	6.8
Consumer Staples	20.5
Energy	14.6
Financials	3.2
Health Care	17.7
Industrials	4.4
Information Technology	14.2
Materials	2.4
Telecommunication Services	9.0
Utilities	7.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Dividend payments are not guaranteed and the amount, if any, can vary over time. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

Annual Report 2015
7

COLUMBIA DIVIDEND OPPORTUNITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,003.00	1,019.95	4.99	5.04	1.00
Class B	1,000.00	1,000.00	999.90	1,016.21	8.73	8.80	1.75
Class C	1,000.00	1,000.00	999.90	1,016.21	8.73	8.80	1.75
Class I	1,000.00	1,000.00	1,006.00	1,021.94	3.00	3.02	0.60
Class K	1,000.00	1,000.00	1,004.50	1,020.44	4.50	4.53	0.90
Class R	1,000.00	1,000.00	1,002.60	1,018.70	6.24	6.29	1.25
Class R4	1,000.00	1,000.00	1,005.30	1,021.14	3.80	3.83	0.76
Class R5	1,000.00	1,000.00	1,005.90	1,021.69	3.25	3.28	0.65
Class W	1,000.00	1,000.00	1,004.00	1,019.95	5.00	5.04	1.00
Class Y	1,000.00	1,000.00	1,005.10	1,021.94	3.00	3.02	0.60
Class Z	1,000.00	1,000.00	1,005.30	1,021.19	3.75	3.78	0.75

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
8

COLUMBIA DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 91.6%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 6.3%
Automobiles 1.7%
Daimler AG, Registered Shares	593,365	55,576,363
General Motors Co.	1,288,630	46,352,021
Total		101,928,384
Hotels, Restaurants & Leisure 1.1%
McDonald's Corp.	662,146	63,519,666
Household Durables 1.2%
Leggett & Platt, Inc.	1,454,819	68,783,842
Leisure Products 0.2%
Mattel, Inc.	437,165	11,283,229
Media 2.1%
National CineMedia, Inc.	1,438,338	22,912,724
Pearson PLC	1,494,481	29,854,033
Regal Entertainment Group, Class A	1,667,883	34,958,827
Vivendi SA	1,249,570	31,826,021
Total		119,551,605
Total Consumer Discretionary		365,066,726
CONSUMER STAPLES 18.7%
Beverages 2.8%
Anheuser-Busch InBev NV	531,568	63,899,226
Coca-Cola Co. (The)	1,357,829	55,616,676
PepsiCo, Inc.	475,819	45,883,226
Total		165,399,128
Food & Staples Retailing 0.4%
Wesfarmers Ltd.	758,546	25,242,368
Food Products 1.5%
General Mills, Inc.	1,083,765	60,853,405
Unilever PLC	646,889	28,543,917
Total		89,397,322
Household Products 3.0%
Procter & Gamble Co. (The)	2,211,877	173,389,038
Tobacco 11.0%
Altria Group, Inc.	5,340,917	273,454,950
British American Tobacco PLC	1,012,110	55,773,800
Imperial Tobacco Group PLC	1,354,038	69,742,542
Lorillard, Inc.	716,301	51,917,497

Common Stocks (continued)

Issuer	Shares	Value ($)
Philip Morris International, Inc.	2,250,777	186,972,045
Total		637,860,834
Total Consumer Staples		1,091,288,690
ENERGY 13.4%
Oil, Gas & Consumable Fuels 13.4%
BP PLC, ADR	2,635,755	109,278,402
Cenovus Energy, Inc.	841,066	13,877,995
Chevron Corp.	1,435,179	147,823,437
ConocoPhillips	1,982,718	126,259,482
Enbridge Energy Management LLC(a)(b)	57,216	41
ENI SpA	3,400,491	61,212,707
Kinder Morgan, Inc.	572,320	23,745,557
Occidental Petroleum Corp.	1,505,724	117,732,560
Phillips 66	361,042	28,565,643
Spectra Energy Corp.	1,090,953	38,368,817
Total SA	1,096,580	55,371,089
Williams Companies, Inc. (The)	1,140,563	58,282,769
Total		780,518,499
Total Energy		780,518,499
FINANCIALS 2.9%
Banks 2.0%
Bank of China Ltd., Class H	40,359,000	26,736,052
Bank of Montreal	499,262	30,504,908
Industrial & Commercial Bank of China Ltd., Class H	31,636,000	27,395,308
JPMorgan Chase & Co.	524,422	34,496,479
Total		119,132,747
Capital Markets 0.9%
BlackRock, Inc.	78,526	28,723,240
New Mountain Finance Corp.	1,400,382	21,173,776
Total		49,897,016
Total Financials		169,029,763
HEALTH CARE 16.3%
Biotechnology 0.6%
Gilead Sciences, Inc.(b)	300,780	33,768,571
Pharmaceuticals 15.7%
AbbVie, Inc.	961,561	64,030,347
Actavis PLC(b	93,618	28,722,939

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
AstraZeneca PLC, ADR	254,307	17,178,438
Bristol-Myers Squibb Co.	1,176,467	75,999,768
Eli Lilly & Co.	422,625	33,345,112
Johnson & Johnson	2,317,084	232,032,792
Merck & Co., Inc.	2,957,217	180,064,943
Novartis AG, ADR	264,296	27,151,128
Pfizer, Inc.	7,311,672	254,080,602
Total		912,606,069
Total Health Care		946,374,640
INDUSTRIALS 4.0%
Aerospace & Defense 2.7%
BAE Systems PLC	4,072,126	32,052,762
Lockheed Martin Corp.	659,193	124,060,122
Total		156,112,884
Commercial Services & Supplies 0.7%
RR Donnelley & Sons Co.	2,259,482	43,336,865
Electrical Equipment 0.4%
Schneider Electric SE	303,375	22,917,274
Trading Companies & Distributors 0.2%
Fly Leasing Ltd., ADR	814,136	12,635,391
Total Industrials		235,002,414
INFORMATION TECHNOLOGY 13.0%
Communications Equipment 4.2%
Cisco Systems, Inc.	8,220,773	240,950,857
IT Services 0.5%
Paychex, Inc.	566,498	27,990,666
Semiconductors & Semiconductor Equipment 3.7%
Intel Corp.	3,460,481	119,248,175
Maxim Integrated Products, Inc.	473,501	16,605,680
Microchip Technology, Inc.	1,650,260	81,077,274
Total		216,931,129
Software 3.9%
Microsoft Corp.	4,883,091	228,821,644
Technology Hardware, Storage & Peripherals 0.7%
Seagate Technology PLC	757,394	42,141,402
Total Information Technology		756,835,698
MATERIALS 2.2%
Chemicals 1.6%
EI du Pont de Nemours & Co.	336,485	23,893,800

Common Stocks (continued)

Issuer	Shares	Value ($)
LyondellBasell Industries NV, Class A	666,006	67,333,206
Total		91,227,006
Metals & Mining 0.6%
Nucor Corp.	546,395	25,844,484
Rio Tinto PLC	279,271	12,190,487
Total		38,034,971
Total Materials		129,261,977
TELECOMMUNICATION SERVICES 8.2%
Diversified Telecommunication Services 7.1%
AT&T, Inc.	5,617,606	194,032,111
BCE, Inc.	977,833	42,819,307
CenturyLink, Inc.	2,405,152	79,947,252
Orange SA	2,015,518	31,787,921
Verizon Communications, Inc.	1,362,931	67,383,309
Total		415,969,900
Wireless Telecommunication Services 1.1%
Vodafone Group PLC	5,333,224	20,814,343
Vodafone Group PLC, ADR	1,087,984	42,464,016
Total		63,278,359
Total Telecommunication Services		479,248,259
UTILITIES 6.6%
Electric Utilities 2.8%
American Electric Power Co., Inc.	472,438	26,593,535
Duke Energy Corp.	743,346	56,293,592
PPL Corp.	1,043,469	36,218,809
Xcel Energy, Inc.	1,325,014	45,116,727
Total		164,222,663
Multi-Utilities 3.8%
Ameren Corp.	756,342	30,427,639
CMS Energy Corp.	368,317	12,574,342
DTE Energy Co.	174,143	13,797,350
National Grid PLC	3,510,660	50,115,569
PG&E Corp.	662,153	35,405,321
Public Service Enterprise Group, Inc.	723,922	30,860,795
Sempra Energy	428,460	46,046,596
Total		219,227,612
Total Utilities		383,450,275
Total Common Stocks (Cost: $4,674,389,260)		5,336,076,941

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Equity-Linked Notes 6.6%

Issuer	Coupon Rate	Shares	Value ($)
Deutsche Bank AG(c) (linked to common stock of Devon Energy Corp.) 07/31/15	4.000%	730,860	47,204,786
(linked to common stock of SABMiller PLC) 08/26/15	14.370%	600,490	32,144,109
Goldman Sachs Group, Inc. (The)(c) (linked to a basket of 42 oil and gas exploration and production securities) 07/28/15	7.000%	607,700	39,373,977
(linked to common stock of Blackstone Group L.P. (The)) 09/08/15	5.350%	523,230	22,654,446
09/08/15	5.350%	406,780	17,521,235
(linked to common stock of Dow Chemical Co. (The)) 09/03/15	5.000%	2,504,600	129,114,885
(linked to common stock of Pioneer Natural Resources Co.) 07/22/15	5.800%	245,400	36,512,428
(linked to common stock of Suncor Energy, Inc.) 07/29/15	5.000%	973,010	28,354,582

Equity-Linked Notes (continued)

Issuer	Coupon Rate	Shares	Value ($)
JPMorgan Chase & Co. (linked to common stock of KKR & Co., LP)(c) 09/22/15	6.650%	1,394,680	31,924,225
Total Equity-Linked Notes (Cost: $397,116,185)			384,804,673

Money Market Funds 2.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.114%(d)(e)	139,232,782	139,232,782
Total Money Market Funds (Cost: $139,232,782)		139,232,782
Total Investments (Cost: $5,210,738,227)		5,860,114,396
Other Assets & Liabilities, Net		(35,137,370)
Net Assets		5,824,977,026

Notes to Portfolio of Investments

(a)  Identifies securities considered by the Investment Manager to be illiquid and may be more difficult to sell. The aggregate value of such securities at May 31, 2015 was $41, which represents less than 0.01% of net assets. Information concerning such security holdings at May 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Enbridge Energy Management LLC	04/22/2009	11

(b)  Non-income producing investment.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the value of these securities amounted to $384,804,673 or 6.61% of net assets.

(d)  The rate shown is the seven-day current annualized yield at May 31, 2015.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	72,206,625	2,889,181,906	(2,822,155,749)	139,232,782	120,572	139,232,782

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	247,810,309	117,256,417	—	365,066,726
Consumer Staples	848,086,837	243,201,853	—	1,091,288,690
Energy	663,934,662	116,583,837	—	780,518,499
Financials	114,898,403	54,131,360	—	169,029,763
Health Care	946,374,640	—	—	946,374,640
Industrials	180,032,378	54,970,036	—	235,002,414
Information Technology	756,835,698	—	—	756,835,698
Materials	117,071,490	12,190,487	—	129,261,977
Telecommunication Services	426,645,995	52,602,264	—	479,248,259
Utilities	333,334,706	50,115,569	—	383,450,275
Total Common Stocks	4,635,025,118	701,051,823	—	5,336,076,941
Equity-Linked Notes	—	384,804,673	—	384,804,673
Money Market Funds	139,232,782	—	—	139,232,782
Total Investments	4,774,257,900	1,085,856,496	—	5,860,114,396

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $5,071,505,445)	$5,720,881,614
Affiliated issuers (identified cost $139,232,782)	139,232,782
Total investments (identified cost $5,210,738,227)	5,860,114,396
Cash	2,006,897
Receivable for:
Investments sold	234,456,971
Capital shares sold	3,217,276
Dividends	20,545,563
Interest	164,990
Foreign tax reclaims	2,191,368
Prepaid expenses	2,643
Total assets	6,122,700,104
Liabilities
Payable for:
Investments purchased	286,582,538
Capital shares purchased	9,799,765
Investment management fees	86,692
Distribution and/or service fees	40,001
Transfer agent fees	817,668
Administration fees	7,456
Plan administration fees	959
Compensation of board members	167,324
Other expenses	220,675
Total liabilities	297,723,078
Net assets applicable to outstanding capital stock	$5,824,977,026
Represented by
Paid-in capital	$5,143,500,299
Undistributed net investment income	40,431,697
Accumulated net realized loss	(8,255,458)
Unrealized appreciation (depreciation) on:
Investments	649,376,169
Foreign currency translations	(75,681)
Total — representing net assets applicable to outstanding capital stock	$5,824,977,026

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A
Net assets	$3,754,039,788
Shares outstanding	391,712,171
Net asset value per share	$9.58
Maximum offering price per share(a)	$10.16
Class B
Net assets	$25,054,511
Shares outstanding	2,639,628
Net asset value per share	$9.49
Class C
Net assets	$468,629,410
Shares outstanding	49,841,398
Net asset value per share	$9.40
Class I
Net assets	$175,535,267
Shares outstanding	18,226,852
Net asset value per share	$9.63
Class K
Net assets	$4,694,169
Shares outstanding	487,624
Net asset value per share	$9.63
Class R
Net assets	$36,479,820
Shares outstanding	3,809,615
Net asset value per share	$9.58
Class R4
Net assets	$116,210,716
Shares outstanding	11,947,758
Net asset value per share	$9.73
Class R5
Net assets	$256,079,286
Shares outstanding	26,576,732
Net asset value per share	$9.64
Class W
Net assets	$113,275
Shares outstanding	11,802
Net asset value per share	$9.60
Class Y
Net assets	$60,275,325
Shares outstanding	6,185,870
Net asset value per share	$9.74

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class Z
Net assets	$927,865,459
Shares outstanding	96,461,794
Net asset value per share	$9.62

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA DIVIDEND OPPORTUNITY FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$228,366,391
Dividends — affiliated issuers	120,572
Interest	31,004,395
Foreign taxes withheld	(7,731,835)
Total income	251,759,523
Expenses:
Investment management fees	33,119,141
Distribution and/or service fees
Class A	9,831,719
Class B	325,649
Class C	4,658,507
Class R	172,343
Class W	364
Transfer agent fees
Class A	5,947,145
Class B	49,148
Class C	704,996
Class K	2,197
Class R	52,197
Class R4	153,277
Class R5	152,481
Class W	219
Class Z	1,571,482
Administration fees	2,839,743
Plan administration fees
Class K	10,987
Compensation of board members	96,987
Custodian fees	108,611
Printing and postage fees	363,493
Registration fees	227,357
Professional fees	99,986
Other	153,228
Total expenses	60,641,257
Expense reductions	(60)
Total net expenses	60,641,197
Net investment income	191,118,326
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	330,812,835
Foreign currency translations	(704,080)
Net realized gain	330,108,755
Net change in unrealized appreciation (depreciation) on:
Investments	(173,906,948)
Foreign currency translations	(50,314)
Net change in unrealized depreciation	(173,957,262)
Net realized and unrealized gain	156,151,493
Net increase in net assets resulting from operations	$347,269,819

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015	Year Ended May 31, 2014
Operations
Net investment income	$191,118,326	$166,878,841
Net realized gain	330,108,755	625,137,592
Net change in unrealized appreciation (depreciation)	(173,957,262)	173,417,780
Net increase in net assets resulting from operations	347,269,819	965,434,213
Distributions to shareholders
Net investment income
Class A	(111,039,822)	(107,397,242)
Class B	(684,891)	(938,047)
Class C	(9,801,457)	(7,666,903)
Class I	(6,382,606)	(8,002,514)
Class K	(127,233)	(113,493)
Class R	(878,182)	(570,891)
Class R4	(3,025,381)	(1,244,131)
Class R5	(9,799,933)	(7,623,121)
Class W	(4,231)	(775,702)
Class Y	(1,652,015)	(839,687)
Class Z	(31,993,008)	(31,328,614)
Net realized gains
Class A	(487,892,132)	(192,539,299)
Class B	(3,935,534)	(2,141,190)
Class C	(59,122,770)	(19,198,060)
Class I	(25,909,980)	(9,044,764)
Class K	(534,237)	(182,448)
Class R	(4,214,256)	(1,162,986)
Class R4	(12,696,890)	(2,549,539)
Class R5	(35,680,232)	(12,996,935)
Class W	(14,676)	(15,949)
Class Y	(7,820,636)	(1,539,750)
Class Z	(133,134,816)	(50,252,924)
Total distributions to shareholders	(946,344,918)	(458,124,189)
Increase (decrease) in net assets from capital stock activity	235,530,304	(129,672,681)
Total increase (decrease) in net assets	(363,544,795)	377,637,343
Net assets at beginning of year	6,188,521,821	5,810,884,478
Net assets at end of year	$5,824,977,026	$6,188,521,821
Undistributed net investment income	$40,431,697	$25,434,871

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	56,268,247	573,876,315	107,456,138	1,085,316,778
Distributions reinvested	62,971,912	586,232,827	29,880,253	293,889,247
Redemptions	(103,329,427)	(1,039,171,166)	(138,331,998)	(1,395,305,489)
Net increase (decrease)	15,910,732	120,937,976	(995,607)	(16,099,464)
Class B shares
Subscriptions	111,489	1,127,641	344,191	3,444,072
Distributions reinvested	495,699	4,568,531	311,201	3,036,016
Redemptions(a)	(1,673,095)	(16,824,884)	(2,425,936)	(24,439,679)
Net decrease	(1,065,907)	(11,128,712)	(1,770,544)	(17,959,591)
Class C shares
Subscriptions	9,445,250	94,044,121	13,020,039	129,675,626
Distributions reinvested	6,769,567	61,681,876	2,461,417	23,867,144
Redemptions	(8,797,941)	(86,301,470)	(5,411,061)	(54,029,241)
Net increase	7,416,876	69,424,527	10,070,395	99,513,529
Class I shares
Subscriptions	368,325	4,002,730	1,118,817	11,128,666
Distributions reinvested	3,449,054	32,292,130	1,729,333	17,046,034
Redemptions	(4,792,288)	(45,675,612)	(15,227,765)	(160,404,863)
Net decrease	(974,909)	(9,380,752)	(12,379,615)	(132,230,163)
Class K shares
Subscriptions	87,048	874,910	61,695	626,655
Distributions reinvested	70,724	661,469	29,973	295,941
Redemptions	(76,340)	(786,618)	(87,886)	(897,169)
Net increase	81,432	749,761	3,782	25,427
Class R shares
Subscriptions	1,697,508	17,176,296	1,541,177	15,630,728
Distributions reinvested	471,470	4,381,339	146,515	1,442,462
Redemptions	(1,317,236)	(13,380,753)	(498,106)	(5,056,135)
Net increase	851,742	8,176,882	1,189,586	12,017,055
Class R4 shares
Subscriptions	6,279,672	64,396,602	7,032,011	72,134,128
Distributions reinvested	1,665,944	15,716,266	379,751	3,791,944
Redemptions	(3,354,351)	(33,646,191)	(1,283,886)	(13,178,138)
Net increase	4,591,265	46,466,677	6,127,876	62,747,934

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	12,158,402	123,324,319	16,917,879	172,147,740
Distributions reinvested	4,092,081	38,421,031	1,829,882	18,088,125
Redemptions	(18,611,700)	(189,157,494)	(9,201,091)	(93,469,406)
Net increase (decrease)	(2,361,217)	(27,412,144)	9,546,670	96,766,459
Class W shares
Subscriptions	1	5	635,993	6,380,217
Distributions reinvested	1,971	18,499	81,373	791,208
Redemptions	(9,016)	(96,343)	(13,731,919)	(140,521,852)
Net decrease	(7,044)	(77,839)	(13,014,553)	(133,350,427)
Class Y shares
Subscriptions	3,632,932	38,911,397	3,496,329	35,642,821
Distributions reinvested	1,005,193	9,472,651	230,135	2,303,105
Redemptions	(1,993,866)	(19,872,839)	(592,724)	(6,103,477)
Net increase	2,644,259	28,511,209	3,133,740	31,842,449
Class Z shares
Subscriptions	28,004,897	290,187,628	24,022,144	243,699,050
Distributions reinvested	14,954,064	139,735,550	6,967,801	68,717,653
Redemptions	(42,005,814)	(420,660,459)	(43,883,978)	(445,362,592)
Net increase (decrease)	953,147	9,262,719	(12,894,033)	(132,945,889)
Total net increase (decrease)	28,040,376	235,530,304	(10,982,303)	(129,672,681)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,								Year Ended June 30,
Class A	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$10.67		$9.83		$8.14		$8.31		$6.31	$5.58
Income from investment operations:
Net investment income	0.31		0.28		0.30		0.26		0.31	0.23
Net realized and unrealized gain (loss)	0.23		1.34		1.69		(0.22)		1.98	0.76
Total from investment operations	0.54		1.62		1.99		0.04		2.29	0.99
Less distributions to shareholders:
Net investment income	(0.29)		(0.28)		(0.30)		(0.21)		(0.29)	(0.26)
Net realized gains	(1.34)		(0.50)		—		—		—	—
Total distributions to shareholders	(1.63)		(0.78)		(0.30)		(0.21)		(0.29)	(0.26)
Net asset value, end of period	$9.58		$10.67		$9.83		$8.14		$8.31	$6.31
Total return	5.82%		17.30%		25.05%		0.58%		36.74%	17.60%
Ratios to average net assets(b)
Total gross expenses	1.00%		1.01%		1.05%		1.08	%(c)	1.16%	1.20%
Total net expenses(d)	1.00	%(e)	1.01	%(e)	1.05	%(e)	1.08	%(c)(e)	1.16%	1.16%
Net investment income	3.08%		2.75%		3.32%		3.49	%(c)	4.01%	3.51%
Supplemental data
Net assets, end of period (in thousands)	$3,754,040		$4,011,117		$3,705,617		$2,660,013		$1,630,280	$883,208
Portfolio turnover	78%		73%		62%		28%		105%	23%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended June 30,
Class B	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$10.58		$9.76		$8.08		$8.26		$6.27	$5.54
Income from investment operations:
Net investment income	0.23		0.20		0.23		0.20		0.27	0.18
Net realized and unrealized gain (loss)	0.23		1.32		1.69		(0.22)		1.95	0.76
Total from investment operations	0.46		1.52		1.92		(0.02)		2.22	0.94
Less distributions to shareholders:
Net investment income	(0.21)		(0.20)		(0.24)		(0.16)		(0.23)	(0.21)
Net realized gains	(1.34)		(0.50)		—		—		—	—
Total distributions to shareholders	(1.55)		(0.70)		(0.24)		(0.16)		(0.23)	(0.21)
Net asset value, end of period	$9.49		$10.58		$9.76		$8.08		$8.26	$6.27
Total return	5.05%		16.33%		24.21%		(0.14%)		35.72%	16.79%
Ratios to average net assets(b)
Total gross expenses	1.75%		1.76%		1.80%		1.83	%(c)	1.92%	1.96%
Total net expenses(d)	1.75	%(e)	1.76	%(e)	1.80	%(e)	1.83	%(c)(e)	1.91%	1.92%
Net investment income	2.29%		1.98%		2.58%		2.68	%(c)	3.50%	2.73%
Supplemental data
Net assets, end of period (in thousands)	$25,055		$39,217		$53,428		$56,776		$65,777	$68,145
Portfolio turnover	78%		73%		62%		28%		105%	23%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended June 30,
Class C	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$10.50		$9.68		$8.02		$8.22		$6.25	$5.53
Income from investment operations:
Net investment income	0.23		0.20		0.23		0.20		0.25	0.18
Net realized and unrealized gain (loss)	0.22		1.32		1.68		(0.23)		1.96	0.76
Total from investment operations	0.45		1.52		1.91		(0.03)		2.21	0.94
Less distributions to shareholders:
Net investment income	(0.21)		(0.20)		(0.25)		(0.17)		(0.24)	(0.22)
Net realized gains	(1.34)		(0.50)		—		—		—	—
Total distributions to shareholders	(1.55)		(0.70)		(0.25)		(0.17)		(0.24)	(0.22)
Net asset value, end of period	$9.40		$10.50		$9.68		$8.02		$8.22	$6.25
Total return	5.00%		16.46%		24.25%		(0.25%)		35.71%	16.77%
Ratios to average net assets(b)
Total gross expenses	1.75%		1.76%		1.80%		1.84	%(c)	1.91%	1.95%
Total net expenses(d)	1.75	%(e)	1.76	%(e)	1.80	%(e)	1.84	%(c)(e)	1.90%	1.91%
Net investment income	2.35%		2.06%		2.56%		2.76	%(c)	3.26%	2.77%
Supplemental data
Net assets, end of period (in thousands)	$468,629		$445,402		$313,275		$143,150		$52,281	$21,354
Portfolio turnover	78%		73%		62%		28%		105%	23%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,					Year Ended June 30,
Class I	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$10.72	$9.87	$8.17	$8.34		$6.32	$5.59
Income from investment operations:
Net investment income	0.35	0.31	0.34	0.29		0.35	0.26
Net realized and unrealized gain (loss)	0.23	1.36	1.70	(0.23)		1.99	0.76
Total from investment operations	0.58	1.67	2.04	0.06		2.34	1.02
Less distributions to shareholders:
Net investment income	(0.33)	(0.32)	(0.34)	(0.23)		(0.32)	(0.29)
Net realized gains	(1.34)	(0.50)	—	—		—	—
Total distributions to shareholders	(1.67)	(0.82)	(0.34)	(0.23)		(0.32)	(0.29)
Net asset value, end of period	$9.63	$10.72	$9.87	$8.17		$8.34	$6.32
Total return	6.23%	17.83%	25.59%	0.90%		37.51%	18.06%
Ratios to average net assets(b)
Total gross expenses	0.60%	0.60%	0.62%	0.66	%(c)	0.75%	0.75%
Total net expenses(d)	0.60%	0.60%	0.62%	0.66	%(c)	0.75%	0.72%
Net investment income	3.46%	3.08%	3.76%	3.90	%(c)	4.58%	3.94%
Supplemental data
Net assets, end of period (in thousands)	$175,535	$205,817	$311,786	$306,301		$232,481	$165,701
Portfolio turnover	78%	73%	62%	28%		105%	23%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,					Year Ended June 30,
Class K	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$10.71	$9.87	$8.17	$8.34		$6.33	$5.59
Income from investment operations:
Net investment income	0.33	0.29	0.31	0.27		0.32	0.24
Net realized and unrealized gain (loss)	0.23	1.34	1.71	(0.23)		1.99	0.77
Total from investment operations	0.56	1.63	2.02	0.04		2.31	1.01
Less distributions to shareholders:
Net investment income	(0.30)	(0.29)	(0.32)	(0.21)		(0.30)	(0.27)
Net realized gains	(1.34)	(0.50)	—	—		—	—
Total distributions to shareholders	(1.64)	(0.79)	(0.32)	(0.21)		(0.30)	(0.27)
Net asset value, end of period	$9.63	$10.71	$9.87	$8.17		$8.34	$6.33
Total return	6.01%	17.37%	25.25%	0.68%		36.95%	17.90%
Ratios to average net assets(b)
Total gross expenses	0.90%	0.91%	0.90%	0.94	%(c)	1.01%	1.06%
Total net expenses(d)	0.90%	0.91%	0.90%	0.94	%(c)	1.01%	1.02%
Net investment income	3.21%	2.88%	3.47%	3.60	%(c)	4.05%	3.65%
Supplemental data
Net assets, end of period (in thousands)	$4,694	$4,352	$3,972	$3,656		$3,795	$1,456
Portfolio turnover	78%	73%	62%	28%		105%	23%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended June 30,
Class R	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$10.66		$9.83		$8.14		$8.33		$6.32	$5.59
Income from investment operations:
Net investment income	0.29		0.26		0.28		0.25		0.29	0.25
Net realized and unrealized gain (loss)	0.23		1.32		1.70		(0.24)		1.99	0.72
Total from investment operations	0.52		1.58		1.98		0.01		2.28	0.97
Less distributions to shareholders:
Net investment income	(0.26)		(0.25)		(0.29)		(0.20)		(0.27)	(0.24)
Net realized gains	(1.34)		(0.50)		—		—		—	—
Total distributions to shareholders	(1.60)		(0.75)		(0.29)		(0.20)		(0.27)	(0.24)
Net asset value, end of period	$9.58		$10.66		$9.83		$8.14		$8.33	$6.32
Total return	5.65%		16.89%		24.84%		0.31%		36.53%	17.19%
Ratios to average net assets(b)
Total gross expenses	1.25%		1.26%		1.30%		1.32	%(c)	1.42%	1.58%
Total net expenses(d)	1.25	%(e)	1.26	%(e)	1.30	%(e)	1.32	%(c)(e)	1.42%	1.51%
Net investment income	2.87%		2.61%		3.05%		3.36	%(c)	3.79%	3.76%
Supplemental data
Net assets, end of period (in thousands)	$36,480		$31,544		$17,375		$5,365		$464	$196
Portfolio turnover	78%		73%		62%		28%		105%	23%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.81		$9.95		$8.62
Income from investment operations:
Net investment income	0.35		0.33		0.20
Net realized and unrealized gain	0.23		1.33		1.31
Total from investment operations	0.58		1.66		1.51
Less distributions to shareholders:
Net investment income	(0.32)		(0.30)		(0.18)
Net realized gains	(1.34)		(0.50)		—
Total distributions to shareholders	(1.66)		(0.80)		(0.18)
Net asset value, end of period	$9.73		$10.81		$9.95
Total return	6.11%		17.57%		17.71%
Ratios to average net assets(b)
Total gross expenses	0.75%		0.77%		0.83	%(c)
Total net expenses(d)	0.75	%(e)	0.77	%(e)	0.83	%(c)
Net investment income	3.39%		3.23%		3.64	%(c)
Supplemental data
Net assets, end of period (in thousands)	$116,211		$79,510		$12,222
Portfolio turnover	78%		73%		62%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,					Year Ended June 30,
Class R5	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$10.72	$9.88	$8.17	$8.34		$6.33	$5.59
Income from investment operations:
Net investment income	0.35	0.32	0.33	0.29		0.32	0.28
Net realized and unrealized gain (loss)	0.24	1.34	1.72	(0.23)		2.01	0.75
Total from investment operations	0.59	1.66	2.05	0.06		2.33	1.03
Less distributions to shareholders:
Net investment income	(0.33)	(0.32)	(0.34)	(0.23)		(0.32)	(0.29)
Net realized gains	(1.34)	(0.50)	—	—		—	—
Total distributions to shareholders	(1.67)	(0.82)	(0.34)	(0.23)		(0.32)	(0.29)
Net asset value, end of period	$9.64	$10.72	$9.88	$8.17		$8.34	$6.33
Total return	6.29%	17.65%	25.68%	0.89%		37.27%	18.20%
Ratios to average net assets(b)
Total gross expenses	0.65%	0.65%	0.66%	0.67	%(c)	0.75%	0.82%
Total net expenses(d)	0.65%	0.65%	0.66%	0.67	%(c)	0.75%	0.78%
Net investment income	3.41%	3.19%	3.52%	3.88	%(c)	3.95%	4.05%
Supplemental data
Net assets, end of period (in thousands)	$256,079	$310,352	$191,577	$30,819		$21,589	$968
Portfolio turnover	78%	73%	62%	28%		105%	23%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended June 30,
Class W	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$10.69		$9.85		$8.15		$8.33		$6.32	$5.59
Income from investment operations:
Net investment income	0.31		0.24		0.30		0.25		0.27	0.23
Net realized and unrealized gain (loss)	0.23		1.38		1.71		(0.23)		2.04	0.76
Total from investment operations	0.54		1.62		2.01		0.02		2.31	0.99
Less distributions to shareholders:
Net investment income	(0.29)		(0.28)		(0.31)		(0.20)		(0.30)	(0.26)
Net realized gains	(1.34)		(0.50)		—		—		—	—
Total distributions to shareholders	(1.63)		(0.78)		(0.31)		(0.20)		(0.30)	(0.26)
Net asset value, end of period	$9.60		$10.69		$9.85		$8.15		$8.33	$6.32
Total return	5.82%		17.28%		25.19%		0.38%		36.95%	17.55%
Ratios to average net assets(b)
Total gross expenses	1.00%		1.01%		1.05%		1.11	%(c)	1.14%	1.18%
Total net expenses(d)	1.00	%(e)	1.01	%(e)	1.05	%(e)	1.11	%(c)(e)	1.14%	1.18%
Net investment income	2.99%		2.32%		3.27%		3.42	%(c)	3.36%	3.49%
Supplemental data
Net assets, end of period (in thousands)	$113		$201		$128,328		$18,330		$21,260	$4
Portfolio turnover	78%		73%		62%		28%		105%	23%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.83	$9.96	$8.63
Income from investment operations:
Net investment income	0.36	0.34	0.22
Net realized and unrealized gain	0.22	1.35	1.29
Total from investment operations	0.58	1.69	1.51
Less distributions to shareholders:
Net investment income	(0.33)	(0.32)	(0.18)
Net realized gains	(1.34)	(0.50)	—
Total distributions to shareholders	(1.67)	(0.82)	(0.18)
Net asset value, end of period	$9.74	$10.83	$9.96
Total return	6.17%	17.84%	17.73%
Ratios to average net assets(b)
Total gross expenses	0.60%	0.61%	0.71	%(c)
Total net expenses(d)	0.60%	0.61%	0.71	%(c)
Net investment income	3.54%	3.29%	4.13	%(c)
Supplemental data
Net assets, end of period (in thousands)	$60,275	$38,342	$4,064
Portfolio turnover	78%	73%	62%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended June 30,
Class Z	2015		2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$10.71		$9.86		$8.16		$8.34		$7.20
Income from investment operations:
Net investment income	0.34		0.30		0.32		0.28		0.24
Net realized and unrealized gain (loss)	0.23		1.35		1.71		(0.24)		1.14
Total from investment operations	0.57		1.65		2.03		0.04		1.38
Less distributions to shareholders:
Net investment income	(0.32)		(0.30)		(0.33)		(0.22)		(0.24)
Net realized gains	(1.34)		(0.50)		—		—		—
Total distributions to shareholders	(1.66)		(0.80)		(0.33)		(0.22)		(0.24)
Net asset value, end of period	$9.62		$10.71		$9.86		$8.16		$8.34
Total return	6.07%		17.65%		25.42%		0.65%		19.28%
Ratios to average net assets(c)
Total gross expenses	0.75%		0.76%		0.80%		0.84	%(d)	0.87	%(d)
Total net expenses(e)	0.75	%(f)	0.76	%(f)	0.80	%(f)	0.84	%(d)(f)	0.87	%(d)
Net investment income	3.33%		3.00%		3.58%		3.79	%(d)	3.98	%(d)
Supplemental data
Net assets, end of period (in thousands)	$927,865		$1,022,666		$1,069,240		$671,036		$138,659
Portfolio turnover	78%		73%		62%		28%		105%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities

Annual Report 2015
32

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation

Annual Report 2015
33

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each

Annual Report 2015
34

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.54% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.05% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2015, other expenses paid by the Fund to this company were $10,645.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer

Annual Report 2015
35

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.15
Class C	0.15
Class K	0.05
Class R	0.15
Class R4	0.15
Class R5	0.05
Class W	0.15
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations For the year ended May 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $60.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,301,000 and $938,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,946,109 for Class A, $4,769 for Class B and $38,618 for Class C shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective October 1, 2014	Contractual Expense Cap Prior to October 1, 2014
Class A	1.13%	1.16%
Class B	1.88	1.91
Class C	1.88	1.91
Class I	0.77	0.78
Class K	1.07	1.08
Class R	1.38	1.41
Class R4	0.88	0.91
Class R5	0.82	0.83
Class W	1.13	1.16
Class Y	0.77	0.78
Class Z	0.88	0.91

Annual Report 2015
36

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments and disallowed capital gains (losses) on a redemption-in-kind. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(732,741)
Accumulated net realized loss	119,010,099
Paid-in capital	(118,277,358)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2015	2014
Ordinary income	$273,406,916	$207,967,245
Long-term capital gains	672,938,002	250,156,944
Total	946,344,918	458,124,189

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$43,492,922
Net unrealized appreciation	638,221,823

At May 31, 2015, the cost of investments for federal income tax purposes was $5,221,892,573 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$764,478,525
Unrealized depreciation	(126,256,702)
Net unrealized appreciation	638,221,823

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,743,801,686 and $5,219,717,937, respectively, for the year ended May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Redemption-in-Kind

Proceeds from the sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended May 31, 2015, securities and other assets with a value of $58,340,324 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $7,206,191, which is not taxable to remaining shareholders in the Fund.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is

Annual Report 2015
37

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2015, one unaffiliated shareholder of record owned 11.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 53.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 10. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that

Annual Report 2015
38

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
39

COLUMBIA DIVIDEND OPPORTUNITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Dividend Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Opportunity Fund (the "Fund," a series of Columbia Funds Series Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 23, 2015

Annual Report 2015
40

COLUMBIA DIVIDEND OPPORTUNITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	92.55%
Dividends Received Deduction	65.22%
Capital Gain Dividend	$447,690,013

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
41

COLUMBIA DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
42

COLUMBIA DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
43

COLUMBIA DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
44

COLUMBIA DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2015
45

COLUMBIA DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
46

COLUMBIA DIVIDEND OPPORTUNITY FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Dividend Opportunity Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

Annual Report 2015
47

COLUMBIA DIVIDEND OPPORTUNITY FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
48

COLUMBIA DIVIDEND OPPORTUNITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
49

Columbia Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN140_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA SMALL/MID CAP VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SMALL/MID CAP VALUE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Approval of Investment Management Services Agreement	45
Important Information About This Report	47

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA SMALL/MID CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Small/Mid Cap Value Fund (the Fund) Class A shares returned 8.58% excluding sales charges for the 12-month period that ended May 31, 2015.

■  The Fund outperformed its benchmark, the Russell 2500 Value Index, which returned 6.48% for the same time period.

■  Strong stock selection, particularly in information technology and financials, as well as having an overweight relative to the benchmark in health care were key drivers of the Fund's outperformance.

Average Annual Total Returns (%) (for period ended May 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	02/14/02
Excluding sales charges		8.58	14.73	8.75
Including sales charges		2.34	13.37	8.11
Class B	02/14/02
Excluding sales charges		7.76	13.86	7.92
Including sales charges		3.21	13.62	7.92
Class C	02/14/02
Excluding sales charges		7.77	13.87	7.92
Including sales charges		6.86	13.87	7.92
Class I	03/04/04	9.13	15.24	9.25
Class K	02/14/02	8.75	14.90	8.92
Class R*	12/11/06	8.37	14.45	8.45
Class R4*	12/11/06	8.90	14.83	8.75
Class R5*	12/11/06	8.99	15.17	9.12
Class W*	12/01/06	8.62	14.72	8.77
Class Y*	06/13/13	9.04	14.91	8.84
Class Z*	09/27/10	8.82	15.02	8.89
Russell 2500 Value Index		6.48	14.63	8.27

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell's leading style methodology.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.

Effective July 7, 2014, the Fund compares its performance to that of the Russell 2500 Value Index. The investment manager believes that it provides a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's name and principal investment strategies. Information on the both benchmarks will be included for a one year transition period. Thereafter, only the Russell 2500 Value Index will be included.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA SMALL/MID CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2005 – May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small/Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA SMALL/MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jarl Ginsberg, CFA, CAIA

Christian Stadlinger, Ph.D., CFA

David Hoffman

Morningstar Style BoxTM

The Morningstar Style Box(TM) is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended May 31, 2015, the Fund's Class A shares gained 8.58% excluding sales charges. The Fund outperformed its benchmark, the Russell 2500 Value Index, which returned 6.48% for the same time period. Strong stock selection, particularly in information technology and financials, as well as having an overweight relative to the benchmark in health care were key drivers of the Fund's outperformance.

Strong U.S. Dollar and Oil Price Decline Impacted U.S. Equities Most

For the annual period overall, large-cap stocks generally outperformed mid-cap and small-cap stocks, and growth-oriented stocks outpaced value-oriented stocks. That dynamic shifted somewhat toward the end of the annual period, as a stronger U.S. dollar tended to weigh on the earnings of larger companies with more international exposure relative to smaller companies that were more domestically focused.

The dramatic fall in the price of oil was also a key factor influencing markets, despite a brief upward spike near period-end. Particularly noteworthy was the differing effect lower oil prices had on various segments of the energy sector. While the stocks of most energy-related companies declined substantially, a number of "downstream" companies, such as refiners and distributors, produced positive returns primarily because lower prices equated to lower operating costs. Market jitters were fueled especially by uncertainties over the apparent "stare down" between OPEC and the U.S. shale industry regarding production levels.

Volatility increased amid oil concerns as well as mixed economic data and speculation about when the Federal Reserve (the Fed) will raise interest rates. A wide array of headwinds abroad, ranging from slowing economic growth in Europe and key emerging markets such as China, increased threats of terrorism, Ebola contagion, and geopolitical conflict in areas including Ukraine and Iraq, further drove volatility. Still, U.S. equity markets were generally strong. For the annual period, eight of the ten sectors in the benchmark generated positive absolute returns, led by the health care sector. By far, the weakest sector on a relative basis was energy.

Information Technology Stock Selection Supported Fund Results Most

The Fund's results were helped primarily by stock selection. Sector allocation overall also contributed positively, albeit to a more modest degree. The Fund's results were supported most by stock selection in information technology, consumer discretionary and financials. Having an overweight in the strongly-performing consumer discretionary sector also helped. In information technology, semiconductor stocks were notably strong performers. In consumer discretionary, solid results came from several industries. In financials, strong stock selection in real estate investment trusts (REITs) more than offset the negative effects of underweights to insurers, real estate developers, banks and financial services companies. Health care also contributed positively. Although the

Annual Report 2015
4

COLUMBIA SMALL/MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Fund had no exposure to the strong biotechnology group, its overweights in health care providers and pharmaceuticals were especially beneficial.

Individual stocks contributing most positively to relative results were semiconductor companies Skyworks Solutions and Integrated Device Technology. Shares of Skyworks Solutions rose, as the company benefited from its exposure to the smartphone market. Integrated Device Technology rose on the strength of its growth forecasts, especially in new product areas such as wireless charging. Another strong performer was pharmaceuticals company Catalent, a new position for the Fund during the annual period. Delek U.S. Holdings, a petroleum refiner and distributor, was also a strong contributor, representing the differing effect low oil prices had on various segments of the energy sector.

Materials Stock Selection Hampered Fund Results Most

Detracting most was stock selection in materials, consumer staples and utilities. Having an overweight in materials and an underweight in utilities also hurt the Fund's performance.

Individual detractors included the Fund's positions in Whiting Petroleum and Goodrich Petroleum. Shares of each of these oil and gas exploration and production companies declined in concert with the fall in oil prices. We exited the Fund's position in each during the annual period. A position in aluminum producer Constellium NV also hindered relative results. Early in the annual period, the company acquired Wise Metals, a major supplier of aluminum for beverage cans, with the long-term intention to convert the production capacity into a new generation of aluminum sheet used for light-weight vehicles. However, Constellium NV's stock declined, as the market seemingly had no appetite for long-term projects. We maintained the Fund's position in its stock at the end of the annual period.

Bottom-Up Stock Selection Drove Sector Weighting Changes

The Fund's strategy conversion from a mid-cap to a small- and mid-cap portfolio was completed early in the annual period (as of July 7, 2014). Predominantly driven by bottom-up stock selection, there were several changes in sector weightings during the annual period. The underweight to financials decreased due in part to increased exposure to banks. The overweight to materials decreased, largely as a result of reduced exposure to paper products and chemicals. The overweight to health care increased with added exposure to both health care providers and equipment companies. We moved from an overweight to an underweight in information technology, driven by reduced exposure across a number of industries, including an exit from the communications equipment group.

At the end of May 2015, the Fund had overweight positions relative to the benchmark in the consumer discretionary, health care and energy sectors. It had underweight positions in the financials, utilities and information technology sectors and was rather neutrally weighted compared to the benchmark in telecommunication services, industrials, materials and consumer staples.

Top Ten Holdings (%) (at May 31, 2015)
Zions Bancorporation	1.5
East West Bancorp, Inc.	1.4
SVB Financial Group	1.4
Helen of Troy Ltd.	1.4
Huntington Bancshares, Inc.	1.4
Assured Guaranty Ltd.	1.4
Towers Watson & Co.	1.3
Teleflex, Inc.	1.3
Globus Medical, Inc., Class A	1.3
Catalent, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2015)
Common Stocks	96.0
Exchange-Traded Funds	0.7
Limited Partnerships	1.2
Money Market Funds	2.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015
5

COLUMBIA SMALL/MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at May 31, 2015)
Consumer Discretionary	15.4
Consumer Staples	3.0
Energy	6.5
Financials	34.5
Health Care	10.2
Industrials	12.8
Information Technology	7.1
Materials	6.3
Utilities	4.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund's prospectus for information on these and other risks.

Looking Ahead

We believe a focus on small/mid-cap value companies with strong underlying earnings and prospects and attractively priced shares has the potential to reward investors. As we move forward, we intend to remain focused on researching those companies where we believe the valuation gap is likely to shrink in the near term. We look for a company's upward inflection point by seeking stocks that we believe are both inexpensive and show improving operating performance/metrics. As we do this, three types of opportunities typically come to light: 1) companies with compressed near-term operating fundamentals that we believe are poised to expand within a reasonable timeframe; 2) opportunities in industries that may be considered out of favor; and 3) out-of-the-limelight companies missed by the Wall Street research community.

Going forward, we expect the Fund's performance to continue to be driven by our bottom-up stock selection process and for this process, in turn, to drive sector allocation.

Annual Report 2015
6

COLUMBIA SMALL/MID CAP VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,062.30	1,018.75	6.38	6.24	1.24
Class B	1,000.00	1,000.00	1,058.90	1,015.01	10.21	10.00	1.99
Class C	1,000.00	1,000.00	1,058.00	1,015.01	10.21	10.00	1.99
Class I	1,000.00	1,000.00	1,065.10	1,020.99	4.07	3.98	0.79
Class K	1,000.00	1,000.00	1,063.10	1,019.40	5.71	5.59	1.11
Class R	1,000.00	1,000.00	1,060.90	1,017.50	7.66	7.49	1.49
Class R4	1,000.00	1,000.00	1,064.40	1,020.04	5.04	4.94	0.98
Class R5	1,000.00	1,000.00	1,063.60	1,020.64	4.42	4.33	0.86
Class W	1,000.00	1,000.00	1,062.80	1,019.00	6.12	5.99	1.19
Class Y	1,000.00	1,000.00	1,063.70	1,020.89	4.17	4.08	0.81
Class Z	1,000.00	1,000.00	1,063.10	1,020.00	5.09	4.99	0.99

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
7

COLUMBIA SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 95.1%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 14.8%
Auto Components 2.7%
American Axle & Manufacturing Holdings, Inc.(a)	547,100	13,737,681
Motorcar Parts of America, Inc.(a)	157,800	4,539,906
Tenneco, Inc.(a)	216,900	12,736,368
Total		31,013,955
Diversified Consumer Services 2.0%
Houghton Mifflin Harcourt Co.(a)	423,900	11,182,482
Nord Anglia Education, Inc.(a)	454,611	11,774,425
Total		22,956,907
Hotels, Restaurants & Leisure 2.4%
Bloomin' Brands, Inc.	236,600	5,314,036
Dave & Buster's Entertainment, Inc.(a)	280,000	8,856,400
Penn National Gaming, Inc.(a)	276,000	4,589,880
Red Robin Gourmet Burgers, Inc.(a)	98,500	8,213,915
Total		26,974,231
Household Durables 2.8%
D.R. Horton, Inc.	443,500	11,584,220
Helen of Troy Ltd.(a)	172,481	15,090,363
KB Home	325,300	4,807,934
Total		31,482,517
Media 1.1%
Media General, Inc.(a)	399,200	6,610,752
Sinclair Broadcast Group, Inc., Class A	177,400	5,329,096
Total		11,939,848
Multiline Retail 1.0%
JCPenney Co., Inc.(a)	1,285,000	11,038,150
Specialty Retail 2.8%
Best Buy Co., Inc.	385,000	13,359,500
Party City Holdco, Inc.(a)	448,000	9,744,000
TravelCenters of America LLC(a)	542,300	8,535,802
Total		31,639,302
Total Consumer Discretionary		167,044,910
CONSUMER STAPLES 2.8%
Food & Staples Retailing 1.9%
Rite Aid Corp.(a)	1,552,500	13,537,800
SUPERVALU, Inc.(a)	911,900	8,052,077
Total		21,589,877

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 0.5%
TreeHouse Foods, Inc.(a)	80,000	5,706,400
Personal Products 0.4%
Nu Skin Enterprises, Inc., Class A	98,500	4,984,100
Total Consumer Staples		32,280,377
ENERGY 6.3%
Energy Equipment & Services 2.9%
C&J Energy Services Ltd.(a)	271,100	4,074,633
Helix Energy Solutions Group, Inc.(a)	443,500	6,949,645
Patterson-UTI Energy, Inc.	542,300	10,954,460
Weatherford International PLC(a)	798,500	11,035,270
Total		33,014,008
Oil, Gas & Consumable Fuels 3.4%
Aegean Marine Petroleum Network, Inc.	492,900	7,009,038
Delek U.S. Holdings, Inc.	300,700	11,384,502
Gulfport Energy Corp.(a)	213,900	9,231,924
Matador Resources Co.(a)	369,700	10,181,538
Total		37,807,002
Total Energy		70,821,010
FINANCIALS 32.0%
Banks 9.4%
Comerica, Inc.	276,000	13,510,200
Customers Bancorp, Inc.(a)	300,700	7,547,570
East West Bancorp, Inc.	364,700	15,645,630
Huntington Bancshares, Inc.	1,355,500	15,086,715
SVB Financial Group(a)	113,300	15,285,303
Texas Capital Bancshares, Inc.(a)	157,800	8,584,320
Umpqua Holdings Corp.	788,700	13,873,233
Zions Bancorporation	561,900	16,227,672
Total		105,760,643
Capital Markets 2.6%
Affiliated Managers Group, Inc.(a)	53,200	11,898,712
E*TRADE Financial Corp.(a)	340,100	10,019,346
Virtu Financial, Inc. Class A(a)	354,900	7,770,535
Total		29,688,593
Insurance 7.2%
American Equity Investment Life Holding Co.	399,200	10,143,672
Amtrust Financial Services, Inc.	216,900	13,053,042

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Assured Guaranty Ltd.	524,300	14,989,737
CNO Financial Group, Inc.	442,600	7,966,800
FNF Group	261,300	9,918,948
Hartford Financial Services Group, Inc. (The)	310,500	12,764,655
XL Group PLC	335,100	12,626,568
Total		81,463,422
Real Estate Investment Trusts (REITs) 8.8%
Alexandria Real Estate Equities, Inc.	118,300	10,969,959
American Assets Trust, Inc.	305,600	12,025,360
CubeSmart	488,000	11,609,520
Geo Group, Inc. (The)	305,600	11,591,408
Highwoods Properties, Inc.	271,100	11,372,645
Kilroy Realty Corp.	177,400	12,253,018
QTS Realty Trust Inc., Class A	335,100	12,475,773
RLJ Lodging Trust	251,400	7,599,822
Tanger Factory Outlet Centers, Inc.	271,100	9,117,093
Total		99,014,598
Thrifts & Mortgage Finance 4.0%
EverBank Financial Corp.	764,000	14,088,160
Flagstar Bancorp, Inc.(a)	318,300	5,964,942
MGIC Investment Corp.(a)	1,133,700	12,300,645
Radian Group, Inc.	724,500	12,983,040
Total		45,336,787
Total Financials		361,264,043
HEALTH CARE 9.8%
Health Care Equipment & Supplies 2.6%
Globus Medical, Inc., Class A(a)	561,900	14,575,686
Teleflex, Inc.	113,300	14,586,242
Total		29,161,928
Health Care Providers & Services 6.0%
Healthways, Inc.(a)	285,800	4,332,728
Kindred Healthcare, Inc.	517,600	11,858,216
LifePoint Health, Inc.(a)	172,600	12,995,054
Omnicare, Inc.	120,000	11,434,800
PharMerica Corp.(a)	405,000	13,470,300
VCA, Inc.(a)	261,300	13,707,798
Total		67,798,896

Common Stocks (continued)

Issuer	Shares	Value ($)
Pharmaceuticals 1.2%
Catalent, Inc.(a)	443,500	14,174,260
Total Health Care		111,135,084
INDUSTRIALS 12.4%
Airlines 1.8%
Alaska Air Group, Inc.	178,000	11,505,920
JetBlue Airways Corp.(a)	450,000	9,072,000
Total		20,577,920
Commercial Services & Supplies 3.5%
ABM Industries, Inc.	142,900	4,635,676
Deluxe Corp.	202,100	12,900,043
Steelcase, Inc., Class A	650,600	11,190,320
West Corp.	343,000	10,495,800
Total		39,221,839
Construction & Engineering 0.8%
Tutor Perini Corp.(a)	419,000	8,782,240
Machinery 1.4%
Trinity Industries, Inc.	266,100	7,980,339
Wabash National Corp.(a)	561,900	7,608,126
Total		15,588,465
Professional Services 3.1%
On Assignment, Inc.(a)	288,500	10,815,865
Towers Watson & Co.	106,500	14,691,675
TrueBlue, Inc.(a)	325,300	9,264,544
Total		34,772,084
Road & Rail 0.6%
Swift Transportation Co.(a)	290,000	6,748,300
Trading Companies & Distributors 1.2%
Neff Corp. Class A(a)(b)	540,549	5,546,033
United Rentals, Inc.(a)	95,000	8,446,450
Total		13,992,483
Total Industrials		139,683,331
INFORMATION TECHNOLOGY 6.8%
Internet Software & Services 0.7%
Endurance International Group Holdings, Inc.(a)	404,100	8,215,353
IT Services 0.6%
Unisys Corp.(a)	310,500	6,377,670

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.4%
Fairchild Semiconductor International, Inc.(a)	640,800	12,764,736
Integrated Device Technology, Inc.(a)	483,000	11,425,365
Kulicke & Soffa Industries, Inc.(a)	696,798	9,239,541
Skyworks Solutions, Inc.	85,000	9,295,600
SunEdison, Inc.(a)	231,600	6,941,052
Total		49,666,294
Software 1.1%
Mentor Graphics Corp.	502,800	13,128,108
Total Information Technology		77,387,425
MATERIALS 6.1%
Chemicals 1.6%
Axiall Corp.	216,900	8,179,299
Orion Engineered Carbons SA	492,900	9,931,935
Total		18,111,234
Containers & Packaging 1.1%
Rock-Tenn Co., Class A	187,300	12,200,722
Metals & Mining 1.7%
Constellium NV(a)	560,100	7,628,562
Steel Dynamics, Inc.	530,000	11,559,300
Total		19,187,862
Paper & Forest Products 1.7%
Boise Cascade Co.(a)	152,700	5,411,688
Clearwater Paper Corp.(a)	142,900	8,575,429
KapStone Paper and Packaging Corp.	197,100	5,311,845
Total		19,298,962
Total Materials		68,798,780
UTILITIES 4.1%
Gas Utilities 2.2%
South Jersey Industries, Inc.	482,900	12,743,731
Southwest Gas Corp.	216,900	11,812,374
Total		24,556,105

Common Stocks (continued)

Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 1.9%
Dynegy, Inc.(a)	276,000	8,925,840
NRG Energy, Inc.	492,900	12,421,080
Total		21,346,920
Total Utilities		45,903,025
Total Common Stocks (Cost: $869,409,573)		1,074,317,985

Exchange-Traded Funds 0.8%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	40,000	8,445,200
Total Exchange-Traded Funds (Cost: $8,218,751)		8,445,200

Limited Partnerships 1.2%

Issuer	Shares	Value ($)
FINANCIALS 1.2%
Capital Markets 1.2%
Lazard Ltd., Class A	246,500	13,695,540
Total Financials		13,695,540
Total Limited Partnerships (Cost: $8,698,435)		13,695,540

Money Market Funds 2.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.114%(b)(c)	23,147,869	23,147,869
Total Money Market Funds (Cost: $23,147,869)		23,147,869
Total Investments (Cost: $909,474,628)		1,119,606,594
Other Assets & Liabilities, Net		10,123,280
Net Assets		1,129,729,874

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	39,035,428	466,359,718	(482,247,277)	—	23,147,869	37,400	23,147,869
Neff Corp. Class A	—	8,225,235	(90,894)	(26,106)	8,108,235	—	5,546,033
Total	39,035,428	474,584,953	(482,338,171)	(26,106)	31,256,104	37,400	28,693,902

(c)  The rate shown is the seven-day current annualized yield at May 31, 2015.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing,

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	167,044,910	—	—	167,044,910
Consumer Staples	32,280,377	—	—	32,280,377
Energy	70,821,010	—	—	70,821,010
Financials	361,264,043	—	—	361,264,043
Health Care	111,135,084	—	—	111,135,084
Industrials	139,683,331	—	—	139,683,331
Information Technology	77,387,425	—	—	77,387,425
Materials	68,798,780	—	—	68,798,780
Utilities	45,903,025	—	—	45,903,025
Total Common Stocks	1,074,317,985	—	—	1,074,317,985
Exchange-Traded Funds	8,445,200	—	—	8,445,200
Limited Partnerships
Financials	13,695,540	—	—	13,695,540
Money Market Funds	23,147,869	—	—	23,147,869
Total Investments	1,119,606,594	—	—	1,119,606,594

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA SMALL/MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $878,218,524)	$1,090,912,692
Affiliated issuers (identified cost $31,256,104)	28,693,902
Total investments (identified cost $909,474,628)	1,119,606,594
Cash	428
Receivable for:
Investments sold	14,103,415
Capital shares sold	700,942
Dividends	648,137
Prepaid expenses	847
Total assets	1,135,060,363
Liabilities
Payable for:
Investments purchased	3,650,694
Capital shares purchased	1,296,637
Investment management fees	22,715
Distribution and/or service fees	7,604
Transfer agent fees	130,571
Administration fees	1,763
Plan administration fees	18,194
Compensation of board members	113,297
Other expenses	89,014
Total liabilities	5,330,489
Net assets applicable to outstanding capital stock	$1,129,729,874
Represented by
Paid-in capital	$885,174,890
Excess of distributions over net investment income	(1,197,016)
Accumulated net realized gain	35,620,034
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	212,694,168
Investments — affiliated issuers	(2,562,202)
Total — representing net assets applicable to outstanding capital stock	$1,129,729,874

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA SMALL/MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A
Net assets	$886,672,506
Shares outstanding	88,396,833
Net asset value per share	$10.03
Maximum offering price per share(a)	$10.64
Class B
Net assets	$14,096,080
Shares outstanding	1,515,949
Net asset value per share	$9.30
Class C
Net assets	$35,212,180
Shares outstanding	3,790,795
Net asset value per share	$9.29
Class I
Net assets	$2,837
Shares outstanding	276
Net asset value per share	$10.28
Class K
Net assets	$87,764,908
Shares outstanding	8,673,602
Net asset value per share	$10.12
Class R
Net assets	$9,670,188
Shares outstanding	978,131
Net asset value per share	$9.89
Class R4
Net assets	$14,551,643
Shares outstanding	1,451,214
Net asset value per share	$10.03
Class R5
Net assets	$53,123,561
Shares outstanding	5,232,615
Net asset value per share	$10.15
Class W
Net assets	$2,458
Shares outstanding	243
Net asset value per share	$10.12
Class Y
Net assets	$58,592
Shares outstanding	5,852
Net asset value per share	$10.01

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA SMALL/MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class Z
Net assets	$28,574,921
Shares outstanding	2,790,019
Net asset value per share	$10.24

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA SMALL/MID CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$15,419,900
Dividends — affiliated issuers	37,400
Foreign taxes withheld	(76,217)
Total income	15,381,083
Expenses:
Investment management fees	9,292,293
Distribution and/or service fees
Class A	2,276,871
Class B	187,382
Class C	349,312
Class R	52,375
Class W	6
Transfer agent fees
Class A	1,677,618
Class B	34,812
Class C	64,244
Class K	61,816
Class R	19,339
Class R4	38,496
Class R5	48,633
Class W	5
Class Z	58,480
Administration fees	718,042
Plan administration fees
Class K	309,079
Compensation of board members	33,964
Custodian fees	25,669
Printing and postage fees	169,593
Registration fees	138,157
Professional fees	41,482
Other	34,114
Total expenses	15,631,782
Expense reductions	(60)
Total net expenses	15,631,722
Net investment income	(250,639)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	64,120,451
Investments — affiliated issuers	(26,106)
Net realized gain	64,094,345
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	38,955,217
Investments — affiliated issuers	(2,562,202)
Net change in unrealized appreciation	36,393,015
Net realized and unrealized gain	100,487,360
Net increase in net assets resulting from operations	$100,236,721

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015	Year Ended May 31, 2014(a)
Operations
Net investment income	$(250,639)	$3,022,865
Net realized gain	64,094,345	472,710,377
Net change in unrealized appreciation (depreciation)	36,393,015	(221,887,020)
Net increase in net assets resulting from operations	100,236,721	253,846,222
Distributions to shareholders
Net investment income
Class A	—	(9,760,341)
Class B	—	(188,593)
Class C	—	(219,396)
Class I	(6)	(1,084,703)
Class K	(36,430)	(1,861,253)
Class R	—	(107,709)
Class R4	(21,305)	(337,511)
Class R5	(145,839)	(3,167,030)
Class W	—	(57)
Class Y	(13,972)	(472,242)
Class Z	(28,062)	(497,630)
Net realized gains
Class A	(129,739,620)	(69,193,078)
Class B	(2,711,423)	(2,263,318)
Class C	(5,374,975)	(2,648,660)
Class I	(445)	(5,522,105)
Class K	(19,759,844)	(11,548,795)
Class R	(1,488,395)	(965,363)
Class R4	(3,435,501)	(2,074,996)
Class R5	(12,417,209)	(16,630,430)
Class W	(391)	(400)
Class Y	(1,018,011)	(2,524,550)
Class Z	(4,834,862)	(2,901,080)
Total distributions to shareholders	(181,026,290)	(133,969,240)
Decrease in net assets from capital stock activity	(261,512,276)	(321,503,772)
Total decrease in net assets	(342,301,845)	(201,626,790)
Net assets at beginning of year	1,472,031,719	1,673,658,509
Net assets at end of year	$1,129,729,874	$1,472,031,719
Excess of distributions over net investment income	$(1,197,016)	$(1,318,629)

(a) Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	4,766,414	49,071,002	7,719,881	81,556,402
Distributions reinvested	13,560,745	128,284,649	7,655,219	78,083,234
Redemptions	(20,278,563)	(210,391,118)	(17,509,364)	(184,628,857)
Net decrease	(1,951,404)	(33,035,467)	(2,134,264)	(24,989,221)
Class B shares
Subscriptions	15,984	157,947	51,752	516,734
Distributions reinvested	304,053	2,675,667	251,225	2,429,346
Redemptions(b)	(1,193,147)	(11,623,864)	(1,938,909)	(19,393,030)
Net decrease	(873,110)	(8,790,250)	(1,635,932)	(16,446,950)
Class C shares
Subscriptions	378,418	3,606,937	411,683	4,114,931
Distributions reinvested	590,022	5,186,295	286,754	2,770,043
Redemptions	(719,865)	(6,905,079)	(506,602)	(5,053,420)
Net increase	248,575	1,888,153	191,835	1,831,554
Class I shares
Subscriptions	6,533	71,191	182,239	2,000,712
Distributions reinvested	—	—	636,996	6,605,646
Redemptions	(7,350,096)	(82,079,581)	(3,247,139)	(35,388,406)
Net decrease	(7,343,563)	(82,008,390)	(2,427,904)	(26,782,048)
Class K shares
Subscriptions	1,171,995	12,209,729	2,732,714	28,911,315
Distributions reinvested	2,075,033	19,795,819	1,306,894	13,408,739
Redemptions	(8,872,463)	(89,248,811)	(9,695,132)	(103,152,230)
Net decrease	(5,625,435)	(57,243,263)	(5,655,524)	(60,832,176)
Class R shares
Subscriptions	258,980	2,653,682	318,601	3,327,797
Distributions reinvested	154,459	1,442,645	104,018	1,051,621
Redemptions	(579,799)	(6,006,510)	(543,044)	(5,672,185)
Net decrease	(166,360)	(1,910,183)	(120,425)	(1,292,767)
Class R4 shares
Subscriptions	438,710	4,634,160	588,775	6,202,352
Distributions reinvested	365,800	3,456,806	237,218	2,412,507
Redemptions	(1,756,623)	(17,459,862)	(1,315,116)	(13,752,040)
Net decrease	(952,113)	(9,368,896)	(489,123)	(5,137,181)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	4,430,052	43,968,608	4,153,207	44,352,521
Distributions reinvested	1,058,637	10,120,572	1,798,337	18,468,926
Redemptions	(11,409,330)	(117,827,364)	(17,308,395)	(182,577,597)
Net decrease	(5,920,641)	(63,738,184)	(11,356,851)	(119,756,150)
Class W shares
Redemptions	—	—	(263)	(2,901)
Net decrease	—	—	(263)	(2,901)
Class Y shares
Subscriptions	85,518	886,866	4,460,365	46,830,747
Distributions reinvested	109,393	1,031,579	295,227	2,996,559
Redemptions	(841,626)	(8,211,846)	(4,103,025)	(43,038,706)
Net increase (decrease)	(646,715)	(6,293,401)	652,567	6,788,600
Class Z shares
Subscriptions	959,165	10,349,638	4,012,037	42,542,748
Distributions reinvested	403,989	3,898,494	251,291	2,603,380
Redemptions	(1,477,787)	(15,260,527)	(10,865,587)	(120,030,660)
Net decrease	(114,633)	(1,012,395)	(6,602,259)	(74,884,532)
Total net decrease	(23,345,399)	(261,512,276)	(29,578,143)	(321,503,772)

(a) Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,								Year Ended September 30,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$10.81		$10.08		$7.59		$6.44		$6.94		$6.15
Income from investment operations:
Net investment income (loss)	(0.01)		0.01		0.07		0.03		0.02		0.04
Net realized and unrealized gain (loss)	0.84		1.62		2.46		1.12		(0.48)		0.83
Total from investment operations	0.83		1.63		2.53		1.15		(0.46)		0.87
Less distributions to shareholders:
Net investment income	—		(0.11)		(0.04)		(0.00	)(b)	(0.04)		(0.08)
Net realized gains	(1.61)		(0.79)		—		—		—		—
Total distributions to shareholders	(1.61)		(0.90)		(0.04)		(0.00	)(b)	(0.04)		(0.08)
Net asset value, end of period	$10.03		$10.81		$10.08		$7.59		$6.44		$6.94
Total return	8.58%		16.73%		33.47%		17.93%		(6.69%)		14.28%
Ratios to average net assets(c)
Total gross expenses	1.25%		1.26%		1.31%		1.29	%(d)	1.30%		1.20%
Total net expenses(e)	1.25	%(f)	1.25	%(f)	1.23	%(f)	1.20	%(d)	1.29	%(f)	1.20%
Net investment income (loss)	(0.05%)		0.10%		0.81%		0.55	%(d)	0.22%		0.62%
Supplemental data
Net assets, end of period (in thousands)	$886,673		$976,436		$932,556		$850,820		$882,934		$1,324,861
Portfolio turnover	50%		110%		40%		28%		46%		50%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$10.21		$9.60		$7.24		$6.17		$6.67		$5.90
Income from investment operations:
Net investment income (loss)	(0.08)		(0.06)		0.01		(0.01)		(0.04)		(0.01)
Net realized and unrealized gain (loss)	0.78		1.53		2.35		1.08		(0.46)		0.81
Total from investment operations	0.70		1.47		2.36		1.07		(0.50)		0.80
Less distributions to shareholders:
Net investment income	—		(0.07)		—		—		—		(0.03)
Net realized gains	(1.61)		(0.79)		—		—		—		—
Total distributions to shareholders	(1.61)		(0.86)		—		—		—		(0.03)
Net asset value, end of period	$9.30		$10.21		$9.60		$7.24		$6.17		$6.67
Total return	7.76%		15.78%		32.60%		17.34%		(7.50%)		13.65%
Ratios to average net assets(b)
Total gross expenses	2.00%		2.01%		2.05%		2.04	%(c)	2.04%		1.97%
Total net expenses(d)	2.00	%(e)	2.00	%(e)	1.97	%(e)	1.95	%(c)	2.03	%(e)	1.97%
Net investment income (loss)	(0.80%)		(0.65%)		0.11%		(0.19	%)(c)	(0.54%)		(0.18%)
Supplemental data
Net assets, end of period (in thousands)	$14,096		$24,381		$38,621		$49,020		$49,737		$92,370
Portfolio turnover	50%		110%		40%		28%		46%		50%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$10.20		$9.59		$7.24		$6.17		$6.66		$5.91
Income from investment operations:
Net investment income (loss)	(0.08)		(0.07)		0.01		(0.01)		(0.04)		(0.01)
Net realized and unrealized gain (loss)	0.78		1.54		2.34		1.08		(0.45)		0.80
Total from investment operations	0.70		1.47		2.35		1.07		(0.49)		0.79
Less distributions to shareholders:
Net investment income	—		(0.07)		—		—		—		(0.04)
Net realized gains	(1.61)		(0.79)		—		—		—		—
Total distributions to shareholders	(1.61)		(0.86)		—		—		—		(0.04)
Net asset value, end of period	$9.29		$10.20		$9.59		$7.24		$6.17		$6.66
Total return	7.77%		15.79%		32.46%		17.34%		(7.36%)		13.49%
Ratios to average net assets(b)
Total gross expenses	2.00%		2.01%		2.06%		2.04	%(c)	2.05%		1.96%
Total net expenses(d)	2.00	%(e)	2.00	%(e)	1.98	%(e)	1.95	%(c)	2.04	%(e)	1.96%
Net investment income (loss)	(0.80%)		(0.66%)		0.07%		(0.20	%)(c)	(0.52%)		(0.13%)
Supplemental data
Net assets, end of period (in thousands)	$35,212		$36,115		$32,119		$31,012		$34,731		$45,317
Portfolio turnover	50%		110%		40%		28%		46%		50%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,					Year Ended September 30,
Class I	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$11.01	$10.25	$7.72	$6.56		$7.07	$6.25
Income from investment operations:
Net investment income	0.03	0.06	0.11	0.05		0.06	0.07
Net realized and unrealized gain (loss)	0.87	1.65	2.50	1.15		(0.49)	0.86
Total from investment operations	0.90	1.71	2.61	1.20		(0.43)	0.93
Less distributions to shareholders:
Net investment income	(0.02)	(0.16)	(0.08)	(0.04)		(0.08)	(0.11)
Net realized gains	(1.61)	(0.79)	—	—		—	—
Total distributions to shareholders	(1.63)	(0.95)	(0.08)	(0.04)		(0.08)	(0.11)
Net asset value, end of period	$10.28	$11.01	$10.25	$7.72		$6.56	$7.07
Total return	9.13%	17.22%	33.99%	18.30%		(6.28%)	15.06%
Ratios to average net assets(b)
Total gross expenses	0.80%	0.79%	0.80%	0.79	%(c)	0.82%	0.73%
Total net expenses(d)	0.80%	0.79%	0.78%	0.77	%(c)	0.82%	0.73%
Net investment income	0.31%	0.55%	1.25%	0.98	%(c)	0.72%	1.05%
Supplemental data
Net assets, end of period (in thousands)	$3	$80,862	$100,192	$84,959		$100,645	$117,621
Portfolio turnover	50%	110%	40%	28%		46%	50%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,						Year Ended September 30,
Class K	2015		2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$10.88		$10.14	$7.64	$6.48		$6.99	$6.19
Income from investment operations:
Net investment income	0.01		0.03	0.08	0.04		0.03	0.05
Net realized and unrealized gain (loss)	0.84		1.63	2.47	1.13		(0.48)	0.85
Total from investment operations	0.85		1.66	2.55	1.17		(0.45)	0.90
Less distributions to shareholders:
Net investment income	(0.00	)(b)	(0.13)	(0.05)	(0.01)		(0.06)	(0.10)
Net realized gains	(1.61)		(0.79)	—	—		—	—
Total distributions to shareholders	(1.61)		(0.92)	(0.05)	(0.01)		(0.06)	(0.10)
Net asset value, end of period	$10.12		$10.88	$10.14	$7.64		$6.48	$6.99
Total return	8.75%		16.90%	33.53%	18.15%		(6.59%)	14.61%
Ratios to average net assets(c)
Total gross expenses	1.11%		1.09%	1.10%	1.09	%(d)	1.12%	1.03%
Total net expenses(e)	1.11%		1.09%	1.08%	1.07	%(d)	1.12%	1.03%
Net investment income	0.10%		0.28%	0.97%	0.69	%(d)	0.38%	0.80%
Supplemental data
Net assets, end of period (in thousands)	$87,765		$155,551	$202,420	$241,253		$251,200	$389,349
Portfolio turnover	50%		110%	40%	28%		46%	50%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class R	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$10.70		$9.99		$7.52		$6.39		$6.88		$6.11
Income from investment operations:
Net investment income (loss)	(0.03)		(0.02)		0.05		0.02		(0.00	)(b)	0.02
Net realized and unrealized gain (loss)	0.83		1.61		2.43		1.11		(0.46)		0.82
Total from investment operations	0.80		1.59		2.48		1.13		(0.46)		0.84
Less distributions to shareholders:
Net investment income	—		(0.09)		(0.01)		—		(0.03)		(0.07)
Net realized gains	(1.61)		(0.79)		—		—		—		—
Total distributions to shareholders	(1.61)		(0.88)		(0.01)		—		(0.03)		(0.07)
Net asset value, end of period	$9.89		$10.70		$9.99		$7.52		$6.39		$6.88
Total return	8.37%		16.42%		33.07%		17.68%		(6.81%)		13.85%
Ratios to average net assets(c)
Total gross expenses	1.50%		1.51%		1.56%		1.54	%(d)	1.55%		1.53%
Total net expenses(e)	1.50	%(f)	1.50	%(f)	1.47	%(f)	1.45	%(d)	1.54	%(f)	1.53%
Net investment income (loss)	(0.30%)		(0.15%)		0.59%		0.31	%(d)	(0.01%)		0.31%
Supplemental data
Net assets, end of period (in thousands)	$9,670		$12,245		$12,641		$13,594		$14,799		$16,531
Portfolio turnover	50%		110%		40%		28%		46%		50%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,							Year Ended September 30,
Class R4	2015		2014		2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$10.79		$10.06		$7.56	$6.41		$6.92	$6.14
Income from investment operations:
Net investment income	0.02		0.04		0.08	0.02		0.01	0.04
Net realized and unrealized gain (loss)	0.84		1.61		2.45	1.13		(0.48)	0.83
Total from investment operations	0.86		1.65		2.53	1.15		(0.47)	0.87
Less distributions to shareholders:
Net investment income	(0.01)		(0.13)		(0.03)	—		(0.04)	(0.09)
Net realized gains	(1.61)		(0.79)		—	—		—	—
Total distributions to shareholders	(1.62)		(0.92)		(0.03)	—		(0.04)	(0.09)
Net asset value, end of period	$10.03		$10.79		$10.06	$7.56		$6.41	$6.92
Total return	8.90%		16.95%		33.59%	17.94%		(6.84%)	14.22%
Ratios to average net assets(b)
Total gross expenses	1.00%		1.01%		1.18%	1.34	%(c)	1.37%	1.29%
Total net expenses(d)	1.00	%(e)	1.00	%(e)	1.15%	1.32	%(c)	1.37%	1.29%
Net investment income	0.22%		0.36%		0.93%	0.44	%(c)	0.16%	0.55%
Supplemental data
Net assets, end of period (in thousands)	$14,552		$25,924		$29,093	$46,639		$50,329	$67,911
Portfolio turnover	50%		110%		40%	28%		46%	50%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,					Year Ended September 30,
Class R5	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$10.90	$10.16	$7.65	$6.50		$7.01	$6.20
Income from investment operations:
Net investment income	0.03	0.06	0.11	0.05		0.05	0.07
Net realized and unrealized gain (loss)	0.85	1.62	2.47	1.13		(0.48)	0.85
Total from investment operations	0.88	1.68	2.58	1.18		(0.43)	0.92
Less distributions to shareholders:
Net investment income	(0.02)	(0.15)	(0.07)	(0.03)		(0.08)	(0.11)
Net realized gains	(1.61)	(0.79)	—	—		—	—
Total distributions to shareholders	(1.63)	(0.94)	(0.07)	(0.03)		(0.08)	(0.11)
Net asset value, end of period	$10.15	$10.90	$10.16	$7.65		$6.50	$7.01
Total return	8.99%	17.12%	33.98%	18.26%		(6.38%)	14.97%
Ratios to average net assets(b)
Total gross expenses	0.86%	0.84%	0.85%	0.84	%(c)	0.87%	0.79%
Total net expenses(d)	0.86%	0.84%	0.83%	0.82	%(c)	0.87%	0.79%
Net investment income	0.33%	0.53%	1.22%	0.94	%(c)	0.67%	1.05%
Supplemental data
Net assets, end of period (in thousands)	$53,124	$121,576	$228,714	$142,835		$119,293	$139,751
Portfolio turnover	50%	110%	40%	28%		46%	50%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class W	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$10.89		$10.15		$7.65		$6.49		$7.00	$6.20
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	0.01		0.07		0.03		0.02	0.04
Net realized and unrealized gain (loss)	0.84		1.63		2.47		1.14		(0.48)	0.85
Total from investment operations	0.84		1.64		2.54		1.17		(0.46)	0.89
Less distributions to shareholders:
Net investment income	—		(0.11)		(0.04)		(0.01)		(0.05)	(0.09)
Net realized gains	(1.61)		(0.79)		—		—		—	—
Total distributions to shareholders	(1.61)		(0.90)		(0.04)		(0.01)		(0.05)	(0.09)
Net asset value, end of period	$10.12		$10.89		$10.15		$7.65		$6.49	$7.00
Total return	8.62%		16.73%		33.37%		18.03%		(6.69%)	14.43%
Ratios to average net assets(c)
Total gross expenses	1.24%		1.24%		1.28%		1.26	%(d)	1.28%	1.17%
Total net expenses(e)	1.24	%(f)	1.24	%(f)	1.22	%(f)	1.18	%(d)	1.28%	1.17%
Net investment income (loss)	(0.04%)		0.14%		0.80%		0.57	%(d)	0.26%	0.67%
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$5		$4		$3	$4
Portfolio turnover	50%		110%		40%		28%		46%	50%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.77	$10.08
Income from investment operations:
Net investment income	0.04	0.04
Net realized and unrealized gain	0.83	1.59
Total from investment operations	0.87	1.63
Less distributions to shareholders:
Net investment income	(0.02)	(0.15)
Net realized gains	(1.61)	(0.79)
Total distributions to shareholders	(1.63)	(0.94)
Net asset value, end of period	$10.01	$10.77
Total return	9.04%	16.73%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.79	%(c)
Total net expenses(d)	0.81%	0.78	%(c)
Net investment income	0.35%	0.37	%(c)
Supplemental data
Net assets, end of period (in thousands)	$59	$7,031
Portfolio turnover	50%	110%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class Z	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$10.99		$10.23		$7.71		$6.55		$7.07		$7.00
Income from investment operations:
Net investment income	0.02		0.04		0.09		0.04		0.06		0.00	(c)
Net realized and unrealized gain (loss)	0.85		1.65		2.50		1.15		(0.50)		0.07
Total from investment operations	0.87		1.69		2.59		1.19		(0.44)		0.07
Less distributions to shareholders:
Net investment income	(0.01)		(0.14)		(0.07)		(0.03)		(0.08)		—
Net realized gains	(1.61)		(0.79)		—		—		—		—
Total distributions to shareholders	(1.62)		(0.93)		(0.07)		(0.03)		(0.08)		—
Net asset value, end of period	$10.24		$10.99		$10.23		$7.71		$6.55		$7.07
Total return	8.82%		17.04%		33.70%		18.18%		(6.42%)		1.00%
Ratios to average net assets(d)
Total gross expenses	1.00%		1.01%		1.06%		1.04	%(e)	1.07%		1.01	%(e)
Total net expenses(f)	1.00	%(g)	1.00	%(g)	0.97	%(g)	0.95	%(e)	1.06	%(g)	1.01	%(e)
Net investment income	0.20%		0.36%		1.07%		0.81	%(e)	0.80%		4.49	%(e)
Supplemental data
Net assets, end of period (in thousands)	$28,575		$31,909		$97,298		$141,202		$127,642		$3
Portfolio turnover	50%		110%		40%		28%		46%		50%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Small/Mid Cap Value Fund (formerly known as Columbia Mid Cap Value Opportunity Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective July 7, 2014, Columbia Mid Cap Value Opportunity Fund was renamed Columbia Small/Mid Cap Value Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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31

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

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32

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.72% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other

Annual Report 2015
33

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

expenses. For the year ended May 31, 2015, other expenses paid by the Fund to this company were $3,183.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.19
Class C	0.18
Class K	0.05
Class R	0.18
Class R4	0.19
Class R5	0.05
Class W	0.21
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $60.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet

Annual Report 2015
34

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

reimbursed (unreimbursed expense) was approximately $1,661,000 and $309,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $296,787 for Class A, $3,364 for Class B and $1,687 for Class C shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective October 1, 2014	Contractual Expense Cap Prior to October 1, 2014
Class A	1.28%	1.33%
Class B	2.03	2.08
Class C	2.03	2.08
Class I	0.88	0.89
Class K	1.18	1.19
Class R	1.53	1.58
Class R4	1.03	1.08
Class R5	0.93	0.94
Class W	1.28	1.33
Class Y	0.88	0.89
Class Z	1.03	1.08

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, investments in partnerships, net operating loss reclassification, late-year ordinary losses and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$617,866
Accumulated net realized gain	282,580
Paid-in capital	(900,446)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2015	2014
Ordinary income	$—	$17,689,477
Long-term capital gains	181,026,290	116,279,763
Total	181,026,290	133,969,240

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$37,314,088
Net unrealized appreciation	208,389,708

Annual Report 2015
35

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

At May 31, 2015, the cost of investments for federal income tax purposes was $911,216,886 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$229,762,041
Unrealized depreciation	(21,372,333)
Net unrealized appreciation	208,389,708

For the year ended May 31, 2015, $11,249,565 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred as arising on the first day of the following taxable year. As of May 31, 2015, the Fund will elect to treat late-year ordinary losses of $1,036,944 as arising on June 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $630,010,735 and $1,061,789,382, respectively, for the year ended May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, affiliated shareholders of record owned 73.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 9. Significant Risks

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Annual Report 2015
36

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
37

COLUMBIA SMALL/MID CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Small/Mid Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small/Mid Cap Value Fund (the "Fund," a series of Columbia Funds Series Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 23, 2015

Annual Report 2015
38

COLUMBIA SMALL/MID CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Capital Gain Dividend	$56,095,998

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
39

COLUMBIA SMALL/MID CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
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COLUMBIA SMALL/MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
41

COLUMBIA SMALL/MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
42

COLUMBIA SMALL/MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2015
43

COLUMBIA SMALL/MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
44

COLUMBIA SMALL/MID CAP VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Small/Mid Cap Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

Annual Report 2015
45

COLUMBIA SMALL/MID CAP VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
46

COLUMBIA SMALL/MID CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
47

Columbia Small/Mid Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN198_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Approval of Investment Management Services Agreement	45
Important Information About This Report	47

Annual Report 2015

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Diversified Equity Income Fund (the Fund) Class A shares returned 9.34% excluding sales charges for the 12-month period that ended May 31, 2015.

■  The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 9.03% during the same time period.

■  Strong stock selection and having an overweight relative to the benchmark in information technology were key drivers of outperformance.

Average Annual Total Returns (%) (for period ended May 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	10/15/90
Excluding sales charges		9.34	14.16	7.63
Including sales charges		3.05	12.81	6.99
Class B	03/20/95
Excluding sales charges		8.58	13.29	6.82
Including sales charges		3.58	13.05	6.82
Class C	06/26/00
Excluding sales charges		8.55	13.29	6.82
Including sales charges		7.55	13.29	6.82
Class I	03/04/04	9.84	14.65	8.09
Class K	03/20/95	9.46	14.31	7.80
Class R*	12/11/06	9.04	13.87	7.31
Class R4*	12/11/06	9.69	14.24	7.62
Class R5*	12/11/06	9.73	14.60	7.98
Class W*	12/01/06	9.31	14.16	7.64
Class Y*	11/08/12	9.79	14.41	7.75
Class Z*	09/27/10	9.62	14.44	7.76
Russell 1000 Value Index		9.03	15.62	7.38

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2005 – May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Diversified Equity Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended May 31, 2015, the Fund's Class A shares gained 9.34% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 9.03% during the same time period. Strong stock selection and having an overweight relative to the benchmark in information technology were key drivers of outperformance.

U.S. Equities Gained Amid Positive Economic Growth

Performance of U.S. equities was reasonably good for the annual period ended May 31, 2015, but returns were lower than the stellar results from the prior fiscal year. Growth strategies outperformed value strategies during the annual period, and other than a few brief time spans of increased volatility, U.S. equity markets were rather stable. U.S. economic growth remained positive but below the pace that many economists had been forecasting, while economic growth outside the U.S. also remained fairly sluggish.

Long-term interest rates in the U.S. and around the globe declined, and short-term interest rates remained at or near zero in many countries, as central banks continued to flood markets with liquidity in an attempt to stimulate economic activity. Despite an uptick toward the end of the annual period, oil prices declined sharply, as supply growth exceeded the modest growth of oil demand. The economic benefits of this oil price decline, such as increased discretionary consumer spending, were minor as of the end of May 2015.

During the annual period overall, nine of the ten sectors in the benchmark generated positive absolute returns, led by the health care, information technology, consumer discretionary and financials sectors. The only sector to generate a negative absolute return was energy.

Stock Selection in Information Technology Helped Results Most

The Fund's results were helped primarily by stock selection. Sector allocation overall also contributed positively, albeit to a more modest degree. Effective stock selection and having an overweight allocation relative to the benchmark in the strongly performing information technology sector helped Fund results most during the annual period. Favorable stock selection in industrials and telecommunication services further supported Fund results.

Among individual holdings, the Fund's positions in diversified health care benefits company Aetna, semiconductor device company Broadcom and integrated oil company Exxon Mobil contributed most positively to relative performance. Shares of Aetna, along with other health maintenance organization (HMO) stocks, rose sharply, as the company posted strong member growth, solid pricing trends and excellent cost control. Broadcom's stock rose strongly, driven at first by the company's restructuring efforts and subsequently when it agreed to sell the company to Avago. Exxon Mobil's stock declined, along with most energy stocks, and the Fund's relative performance was driven by its underweight position. We

Portfolio Management

Hugh Mullin, CFA

Russell Bloomfield, CFA, CAIA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2015
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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at May 31, 2015)
Wells Fargo & Co.	3.7
Exxon Mobil Corp.	3.3
Berkshire Hathaway, Inc., Class B	3.3
General Electric Co.	3.2
JPMorgan Chase & Co.	2.9
Merck & Co., Inc.	2.9
Johnson & Johnson	2.8
Citigroup, Inc.	2.7
Cisco Systems, Inc.	2.2
Bank of America Corp.	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2015)
Common Stocks	97.4
Convertible Bonds	0.2
Money Market Funds	2.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

added to the Fund's position in each of these three names during the annual period.

Materials and Health Care Stock Selection Hampered Fund Results

The only two sectors that detracted from the Fund's relative results during the annual period were materials and health care, where unfavorable stock selection in each drove underperformance. A modest position in cash also hindered results, given the gains in the benchmark during the annual period.

The individual stocks that detracted most from relative results were oil and gas exploration and production company Anadarko Petroleum, HMO United Healthcare and metals and mining company Freeport-McMoRan. Anadarko Petroleum's stock declined slightly more than the broad energy sector, but we maintained the Fund's position as we believed the company remained well run and well positioned in a challenging industry environment. We sold the Fund's position in United Healthcare during the annual period to focus on other HMOs, but its stock rose sharply after our sale and thus the holding detracted from relative results. Freeport-McMoRan was hurt by declining copper prices and a poorly timed acquisition of an oil and gas business. Still, we maintained the Fund's position at the end of the annual period, as we believed the company remained well positioned relative to other materials companies.

Evolving Investment Theses Drove Sector Weighting Changes

During the annual period, we made a number of changes to the Fund's portfolio, as our investment theses evolved and stock prices fluctuated. Energy was one area where the outlook for many of our Fund holdings changed due to the sharp drop in oil prices. As a result, among other changes, we sold the Fund's position in integrated oil company Chevron and initiated a position in petroleum refining and marketing company Valero Energy. We believe Chevron may be challenged to generate adequate returns on its large capital spending program in the current environment and its prospects for growth in dividends and cash flow are likely remote. Valero Energy has been a beneficiary of the recent commodity price environment and is well positioned, in our view, to generate earnings and cash flow growth.

The Fund's industrials exposure also shifted, as we exited airline holdings, including Delta, and purchased Northrop Grumman, among other names. Delta's stock performed well, and we sold the Fund's position due to concerns about future capacity growth for the company and the industry. Northrop Grumman has a strong track record of consistent cash flow growth and returns. We also added Microsoft to the Fund's portfolio. A new CEO has begun to sharpen the focus and execution of this global software firm, and we believe the changes may reward shareholders.

Overall, we reduced the Fund's exposure to health care, industrials, energy and materials and increased its weightings to information technology, consumer staples and consumer discretionary during the annual period.

Annual Report 2015
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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

At the end of May 2015, relative to the benchmark, the Fund was overweight in consumer discretionary and information technology, underweight in utilities, materials and health care, and rather neutrally weighted in the remaining sectors of the benchmark.

Looking Ahead

Going forward, we will continue to monitor the pace of U.S. and international economic growth, global monetary policy, energy and commodity prices, and the ever-changing geopolitical climate. U.S. Federal Reserve policy remains one of the most important macro variables, and we believe that short-term interest rates may begin to increase later in 2015. The U.S. economic recovery remains uneven, but slow, steady progress is being made in a number of key areas, including employment and wages. The strong performance of U.S. equities during the last several years has narrowed equity valuations across the market spectrum, and we, therefore, intend to concentrate ahead on companies that appear to us to be best positioned to grow earnings, cash flow and dividends during the next several years.

Equity Sector Breakdown (%) (at May 31, 2015)
Consumer Discretionary	8.6
Consumer Staples	8.1
Energy	10.6
Financials	29.7
Health Care	13.8
Industrials	11.3
Information Technology	11.2
Materials	1.0
Telecommunication Services	1.9
Utilities	3.8
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

Annual Report 2015
7

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.80	1,019.75	5.25	5.24	1.04
Class B	1,000.00	1,000.00	1,020.80	1,016.01	9.02	9.00	1.79
Class C	1,000.00	1,000.00	1,020.90	1,016.01	9.02	9.00	1.79
Class I	1,000.00	1,000.00	1,027.10	1,021.74	3.23	3.23	0.64
Class K	1,000.00	1,000.00	1,025.30	1,020.19	4.80	4.78	0.95
Class R	1,000.00	1,000.00	1,023.50	1,018.50	6.51	6.49	1.29
Class R4	1,000.00	1,000.00	1,026.80	1,020.99	3.99	3.98	0.79
Class R5	1,000.00	1,000.00	1,026.70	1,021.44	3.54	3.53	0.70
Class W	1,000.00	1,000.00	1,024.60	1,019.60	5.40	5.39	1.07
Class Y	1,000.00	1,000.00	1,026.70	1,021.74	3.23	3.23	0.64
Class Z	1,000.00	1,000.00	1,026.10	1,020.99	3.99	3.98	0.79

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
8

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 97.0%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 8.3%
Hotels, Restaurants & Leisure 1.3%
Las Vegas Sands Corp.	381,390	19,386,054
Starwood Hotels & Resorts Worldwide, Inc.	200,570	16,599,173
Total		35,985,227
Internet & Catalog Retail 0.8%
Expedia, Inc.	204,380	21,921,799
Media 3.8%
Comcast Corp., Class A	226,380	13,234,175
DISH Network Corp., Class A(a)	634,542	44,919,228
Viacom, Inc., Class B	245,510	16,419,709
Walt Disney Co. (The)	246,355	27,190,201
Total		101,763,313
Specialty Retail 2.4%
Best Buy Co., Inc.	348,260	12,084,622
Foot Locker, Inc.	498,150	31,483,080
Home Depot, Inc. (The)	176,420	19,656,716
Total		63,224,418
Total Consumer Discretionary		222,894,757
CONSUMER STAPLES 7.8%
Beverages 0.6%
Coca-Cola Enterprises, Inc.	391,750	17,327,103
Food & Staples Retailing 3.6%
CVS Health Corp.	529,108	54,170,077
Wal-Mart Stores, Inc.	553,940	41,141,124
Total		95,311,201
Food Products 0.7%
Pinnacle Foods, Inc.	438,610	18,487,411
Household Products 1.0%
Procter & Gamble Co. (The)	351,766	27,574,937
Tobacco 1.9%
Altria Group, Inc.	261,580	13,392,896
Philip Morris International, Inc.	446,400	37,082,448
Total		50,475,344
Total Consumer Staples		209,175,996
ENERGY 10.3%
Oil, Gas & Consumable Fuels 10.3%
Anadarko Petroleum Corp.	497,513	41,597,062
BP PLC, ADR	915,028	37,937,061

Common Stocks (continued)

Issuer	Shares	Value ($)
ConocoPhillips	672,736	42,839,829
Exxon Mobil Corp.	1,020,040	86,907,408
Kinder Morgan, Inc.	775,480	32,174,665
Valero Energy Corp.	579,730	34,343,205
Total		275,799,230
Total Energy		275,799,230
FINANCIALS 28.8%
Banks 13.7%
Bank of America Corp.	3,410,820	56,278,530
Citigroup, Inc.	1,279,279	69,183,408
East West Bancorp, Inc.	273,720	11,742,588
Fifth Third Bancorp	1,004,818	20,337,516
JPMorgan Chase & Co.	1,142,466	75,151,413
PNC Financial Services Group, Inc. (The)	390,179	37,336,229
Wells Fargo & Co.	1,740,655	97,407,054
Total		367,436,738
Capital Markets 3.8%
Invesco Ltd.	1,161,463	46,261,071
Morgan Stanley	1,424,172	54,403,371
Total		100,664,442
Diversified Financial Services 4.2%
Berkshire Hathaway, Inc., Class B(a)	606,605	86,744,515
CME Group, Inc.	287,600	27,091,920
Total		113,836,435
Insurance 3.5%
ACE Ltd.	341,028	36,312,661
Aon PLC	333,530	33,759,907
MetLife, Inc.	463,903	24,243,571
Total		94,316,139
Real Estate Investment Trusts (REITs) 3.6%
Alexandria Real Estate Equities, Inc.	317,362	29,428,978
American Tower Corp.	269,500	25,006,905
Duke Realty Corp.	1,389,690	27,182,337
Extra Space Storage, Inc.	196,540	13,763,696
Total		95,381,916
Total Financials		771,635,670

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE 13.4%
Biotechnology 0.7%
Alkermes PLC(a)	171,930	10,504,923
United Therapeutics Corp.(a)	37,320	6,856,430
Total		17,361,353
Health Care Equipment & Supplies 2.8%
Medtronic PLC	617,215	47,105,849
St. Jude Medical, Inc.	371,966	27,432,492
Total		74,538,341
Health Care Providers & Services 4.4%
Aetna, Inc.	369,672	43,610,206
Cardinal Health, Inc.	439,889	38,785,013
CIGNA Corp.	250,300	35,249,749
Total		117,644,968
Pharmaceuticals 5.5%
Johnson & Johnson	733,348	73,437,469
Merck & Co., Inc.	1,232,164	75,026,466
Total		148,463,935
Total Health Care		358,008,597
INDUSTRIALS 10.9%
Aerospace & Defense 4.4%
Honeywell International, Inc.	352,400	36,720,080
Northrop Grumman Corp.	213,810	34,034,275
United Technologies Corp.	395,870	46,384,088
Total		117,138,443
Electrical Equipment 0.8%
Rockwell Automation, Inc.	167,100	20,534,919
Industrial Conglomerates 3.1%
General Electric Co.	3,037,929	82,844,324
Machinery 1.1%
Ingersoll-Rand PLC	443,995	30,537,976
Road & Rail 1.5%
CSX Corp.	616,810	21,020,885
Union Pacific Corp.	204,112	20,596,942
Total		41,617,827
Total Industrials		292,673,489

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 10.9%
Communications Equipment 2.1%
Cisco Systems, Inc.	1,952,453	57,226,397
IT Services 0.8%
MasterCard, Inc., Class A	227,340	20,974,388
Semiconductors & Semiconductor Equipment 2.1%
Broadcom Corp., Class A	547,600	31,131,060
Intel Corp.	681,410	23,481,389
Total		54,612,449
Software 3.4%
Activision Blizzard, Inc.	878,220	22,183,837
Microsoft Corp.	1,056,260	49,496,344
Oracle Corp.	465,276	20,234,853
Total		91,915,034
Technology Hardware, Storage & Peripherals 2.5%
Apple, Inc.	118,105	15,386,719
EMC Corp.	937,724	24,699,650
Western Digital Corp.	277,640	27,031,031
Total		67,117,400
Total Information Technology		291,845,668
MATERIALS 1.0%
Metals & Mining 1.0%
Freeport-McMoRan, Inc.	826,230	16,235,420
United States Steel Corp.	450,610	10,994,884
Total		27,230,304
Total Materials		27,230,304
TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 1.0%
Verizon Communications, Inc.	538,147	26,605,988
Wireless Telecommunication Services 0.9%
Vodafone Group PLC, ADR	616,105	24,046,578
Total Telecommunication Services		50,652,566
UTILITIES 3.7%
Electric Utilities 1.8%
Edison International	452,810	27,535,376
NextEra Energy, Inc.	201,948	20,667,359
Total		48,202,735

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 1.9%
Ameren Corp.	566,980	22,809,605
Public Service Enterprise Group, Inc.	644,730	27,484,840
Total		50,294,445
Total Utilities		98,497,180
Total Common Stocks (Cost: $2,144,847,247)		2,598,413,457

Convertible Bonds 0.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.3%
Acorda Therapeutics, Inc. 06/15/21	1.750%	6,100,000	5,970,375
Total Convertible Bonds (Cost: $6,493,506)			5,970,375

Money Market Funds 2.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.114%(b)(c)	62,543,990	62,543,990
Total Money Market Funds (Cost: $62,543,990)		62,543,990
Total Investments (Cost: $2,213,884,743)		2,666,927,822
Other Assets & Liabilities, Net		11,492,131
Net Assets		2,678,419,953

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at May 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	17,104,683	566,296,905	(520,857,598)	62,543,990	53,660	62,543,990

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	222,894,757	—	—	222,894,757
Consumer Staples	209,175,996	—	—	209,175,996
Energy	275,799,230	—	—	275,799,230
Financials	771,635,670	—	—	771,635,670
Health Care	358,008,597	—	—	358,008,597
Industrials	292,673,489	—	—	292,673,489
Information Technology	291,845,668	—	—	291,845,668
Materials	27,230,304	—	—	27,230,304
Telecommunication Services	50,652,566	—	—	50,652,566
Utilities	98,497,180	—	—	98,497,180
Total Common Stocks	2,598,413,457	—	—	2,598,413,457
Convertible Bonds	—	5,970,375	—	5,970,375
Money Market Funds	62,543,990	—	—	62,543,990
Total Investments	2,660,957,447	5,970,375	—	2,666,927,822

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,151,340,753)	$2,604,383,832
Affiliated issuers (identified cost $62,543,990)	62,543,990
Total investments (identified cost $2,213,884,743)	2,666,927,822
Receivable for:
Investments sold	8,007,322
Capital shares sold	405,736
Dividends	5,859,078
Interest	48,927
Prepaid expenses	1,319
Total assets	2,681,250,204
Liabilities
Payable for:
Capital shares purchased	2,136,380
Investment management fees	42,296
Distribution and/or service fees	20,086
Transfer agent fees	259,587
Administration fees	3,897
Plan administration fees	12,557
Compensation of board members	221,249
Other expenses	134,199
Total liabilities	2,830,251
Net assets applicable to outstanding capital stock	$2,678,419,953
Represented by
Paid-in capital	$2,032,368,333
Undistributed net investment income	16,632,181
Accumulated net realized gain	176,376,360
Unrealized appreciation (depreciation) on:
Investments	453,043,079
Total — representing net assets applicable to outstanding capital stock	$2,678,419,953

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A
Net assets	$2,434,631,096
Shares outstanding	170,768,460
Net asset value per share	$14.26
Maximum offering price per share(a)	$15.13
Class B
Net assets	$44,132,113
Shares outstanding	3,086,746
Net asset value per share	$14.30
Class C
Net assets	$72,010,220
Shares outstanding	5,064,014
Net asset value per share	$14.22
Class I
Net assets	$2,924
Shares outstanding	205
Net asset value per share(b)	$14.24
Class K
Net assets	$59,092,116
Shares outstanding	4,141,922
Net asset value per share	$14.27
Class R
Net assets	$7,687,260
Shares outstanding	542,066
Net asset value per share	$14.18
Class R4
Net assets	$10,519,568
Shares outstanding	737,871
Net asset value per share	$14.26
Class R5
Net assets	$29,830,211
Shares outstanding	2,091,030
Net asset value per share	$14.27
Class W
Net assets	$2,730
Shares outstanding	191
Net asset value per share(b)	$14.28
Class Y
Net assets	$362,002
Shares outstanding	25,167
Net asset value per share	$14.38
Class Z
Net assets	$20,149,713
Shares outstanding	1,414,503
Net asset value per share	$14.25

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$72,447,078
Dividends — affiliated issuers	53,660
Interest	24,746
Foreign taxes withheld	(4,743)
Total income	72,520,741
Expenses:
Investment management fees	15,589,838
Distribution and/or service fees
Class A	6,113,794
Class B	569,340
Class C	712,071
Class R	39,083
Class W	7
Transfer agent fees
Class A	3,848,944
Class B	90,525
Class C	111,941
Class K	32,188
Class R	12,340
Class R4	18,510
Class R5	14,274
Class W	5
Class Z	29,780
Administration fees	1,437,174
Plan administration fees
Class K	160,940
Compensation of board members	58,785
Custodian fees	14,990
Printing and postage fees	250,462
Registration fees	134,593
Professional fees	74,225
Other	66,986
Total expenses	29,380,795
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1)
Expense reductions	(160)
Total net expenses	29,380,634
Net investment income	43,140,107
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	290,152,624
Net realized gain	290,152,624
Net change in unrealized appreciation (depreciation) on:
Investments	(90,015,893)
Net change in unrealized depreciation	(90,015,893)
Net realized and unrealized gain	200,136,731
Net increase in net assets resulting from operations	$243,276,838

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015	Year Ended May 31, 2014
Operations
Net investment income	$43,140,107	$32,040,539
Net realized gain	290,152,624	514,452,520
Net change in unrealized depreciation	(90,015,893)	(90,979,239)
Net increase in net assets resulting from operations	243,276,838	455,513,820
Distributions to shareholders
Net investment income
Class A	(28,679,149)	(30,928,741)
Class B	(248,450)	(488,450)
Class C	(306,859)	(340,695)
Class I	(48)	(595,238)
Class K	(854,087)	(1,663,128)
Class R	(72,898)	(89,299)
Class R4	(169,680)	(266,142)
Class R5	(437,659)	(848,547)
Class W	(32)	(60)
Class Y	(329,213)	(219,344)
Class Z	(268,070)	(456,152)
Net realized gains
Class A	(180,646,104)	—
Class B	(4,150,007)	—
Class C	(5,297,619)	—
Class I	(226)	—
Class K	(4,711,695)	—
Class R	(565,818)	—
Class R4	(914,313)	—
Class R5	(2,110,521)	—
Class W	(210)	—
Class Y	(1,557,869)	—
Class Z	(1,514,304)	—
Total distributions to shareholders	(232,834,831)	(35,895,796)
Decrease in net assets from capital stock activity	(81,452,627)	(704,268,677)
Total decrease in net assets	(71,010,620)	(284,650,653)
Net assets at beginning of year	2,749,430,573	3,034,081,226
Net assets at end of year	$2,678,419,953	$2,749,430,573
Undistributed net investment income	$16,632,181	$5,074,870

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	10,116,016	144,780,965	13,711,296	178,654,020
Distributions reinvested	14,904,589	205,800,785	2,385,650	30,320,307
Redemptions	(26,550,546)	(380,068,208)	(45,679,682)	(595,367,938)
Net decrease	(1,529,941)	(29,486,458)	(29,582,736)	(386,393,611)
Class B shares
Subscriptions	48,953	699,648	83,246	1,085,638
Distributions reinvested	316,721	4,377,954	38,677	485,364
Redemptions(a)	(2,161,546)	(30,853,213)	(4,051,570)	(53,086,018)
Net decrease	(1,795,872)	(25,775,611)	(3,929,647)	(51,515,016)
Class C shares
Subscriptions	492,211	7,018,403	611,348	8,039,141
Distributions reinvested	399,484	5,492,632	26,481	334,472
Redemptions	(727,281)	(10,342,519)	(728,291)	(9,579,858)
Net increase (decrease)	164,414	2,168,516	(90,462)	(1,206,245)
Class I shares
Subscriptions	—	—	24,487	314,999
Distributions reinvested	—	—	47,844	595,058
Redemptions	—	—	(3,763,170)	(51,346,011)
Net increase (decrease)	—	—	(3,690,839)	(50,435,954)
Class K shares
Subscriptions	514,824	7,374,476	1,117,455	14,392,795
Distributions reinvested	402,446	5,565,782	115,141	1,439,442
Redemptions	(1,837,195)	(26,500,082)	(9,866,174)	(128,436,026)
Net decrease	(919,925)	(13,559,824)	(8,633,578)	(112,603,789)
Class R shares
Subscriptions	84,638	1,202,225	122,628	1,591,736
Distributions reinvested	45,528	625,119	7,035	88,722
Redemptions	(152,660)	(2,152,087)	(371,221)	(4,826,391)
Net decrease	(22,494)	(324,743)	(241,558)	(3,145,933)
Class R4 shares
Subscriptions	222,612	3,177,442	484,229	6,372,581
Distributions reinvested	78,366	1,082,325	21,102	266,077
Redemptions	(482,463)	(6,861,574)	(1,390,041)	(18,154,935)
Net decrease	(181,485)	(2,601,807)	(884,710)	(11,516,277)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	433,900	6,181,878	564,068	7,314,754
Distributions reinvested	184,265	2,547,839	68,338	847,679
Redemptions	(381,424)	(5,451,279)	(5,547,066)	(70,546,274)
Net increase (decrease)	236,741	3,278,438	(4,914,660)	(62,383,841)
Class W shares
Redemptions	—	—	(170)	(2,400)
Net increase (decrease)	—	—	(170)	(2,400)
Class Y shares
Subscriptions	1,615,886	22,554,885	1,573,008	19,670,018
Distributions reinvested	135,362	1,886,835	16,480	219,291
Redemptions	(3,127,375)	(44,155,545)	(188,436)	(2,486,021)
Net increase (decrease)	(1,376,127)	(19,713,825)	1,401,052	17,403,288
Class Z shares
Subscriptions	726,591	10,605,730	429,296	5,537,278
Distributions reinvested	120,412	1,660,690	35,330	435,359
Redemptions	(537,745)	(7,703,733)	(3,790,036)	(48,441,536)
Net increase (decrease)	309,258	4,562,687	(3,325,410)	(42,468,899)
Total net decrease	(5,115,431)	(81,452,627)	(53,892,718)	(704,268,677)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,								Year Ended September 30,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$14.25		$12.29		$9.76		$8.53		$9.03		$8.31
Income from investment operations:
Net investment income	0.23		0.15		0.19		0.11		0.12		0.12
Net realized and unrealized gain (loss)	1.05		1.97		2.55		1.20		(0.49)		0.72
Total from investment operations	1.28		2.12		2.74		1.31		(0.37)		0.84
Less distributions to shareholders:
Net investment income	(0.17)		(0.16)		(0.21)		(0.08)		(0.13)		(0.12)
Net realized gains	(1.10)		—		—		—		—		—
Total distributions to shareholders	(1.27)		(0.16)		(0.21)		(0.08)		(0.13)		(0.12)
Net asset value, end of period	$14.26		$14.25		$12.29		$9.76		$8.53		$9.03
Total return	9.34%		17.45%		28.46%		15.31%		(4.32%)		10.18%
Ratios to average net assets(b)
Total gross expenses	1.05%		1.09%		1.14	%(c)	1.10	%(d)	1.13%		1.12%
Total net expenses(e)	1.05	%(f)	1.08	%(f)	1.08	%(c)(f)	1.10	%(d)	1.13	%(f)	1.12%
Net investment income	1.61%		1.16%		1.77%		1.66	%(d)	1.20%		1.36%
Supplemental data
Net assets, end of period (in thousands)	$2,434,631		$2,454,495		$2,480,865		$2,320,419		$3,197,508		$3,516,017
Portfolio turnover	48%		74%		43%		16%		36%		34%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$14.28		$12.32		$9.79		$8.56		$9.05		$8.33
Income from investment operations:
Net investment income	0.11		0.05		0.11		0.06		0.04		0.05
Net realized and unrealized gain (loss)	1.07		1.98		2.55		1.21		(0.49)		0.72
Total from investment operations	1.18		2.03		2.66		1.27		(0.45)		0.77
Less distributions to shareholders:
Net investment income	(0.06)		(0.07)		(0.13)		(0.04)		(0.04)		(0.05)
Net realized gains	(1.10)		—		—		—		—		—
Total distributions to shareholders	(1.16)		(0.07)		(0.13)		(0.04)		(0.04)		(0.05)
Net asset value, end of period	$14.30		$14.28		$12.32		$9.79		$8.56		$9.05
Total return	8.58%		16.54%		27.38%		14.82%		(5.01%)		9.26%
Ratios to average net assets(b)
Total gross expenses	1.80%		1.84%		1.88	%(c)	1.87	%(d)	1.88%		1.89%
Total net expenses(e)	1.80	%(f)	1.83	%(f)	1.83	%(c)(f)	1.87	%(d)	1.88	%(f)	1.89%
Net investment income	0.74%		0.39%		1.03%		0.93	%(d)	0.43%		0.58%
Supplemental data
Net assets, end of period (in thousands)	$44,132		$69,741		$108,589		$138,560		$142,429		$246,456
Portfolio turnover	48%		74%		43%		16%		36%		34%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$14.21		$12.26		$9.74		$8.52		$9.02		$8.30
Income from investment operations:
Net investment income	0.12		0.05		0.11		0.06		0.04		0.05
Net realized and unrealized gain (loss)	1.05		1.97		2.54		1.20		(0.49)		0.73
Total from investment operations	1.17		2.02		2.65		1.26		(0.45)		0.78
Less distributions to shareholders:
Net investment income	(0.06)		(0.07)		(0.13)		(0.04)		(0.05)		(0.06)
Net realized gains	(1.10)		—		—		—		—		—
Total distributions to shareholders	(1.16)		(0.07)		(0.13)		(0.04)		(0.05)		(0.06)
Net asset value, end of period	$14.22		$14.21		$12.26		$9.74		$8.52		$9.02
Total return	8.55%		16.54%		27.46%		14.80%		(5.07%)		9.37%
Ratios to average net assets(b)
Total gross expenses	1.80%		1.84%		1.89	%(c)	1.85	%(d)	1.88%		1.88%
Total net expenses(e)	1.80	%(f)	1.83	%(f)	1.83	%(c)(f)	1.85	%(d)	1.88	%(f)	1.88%
Net investment income	0.87%		0.41%		1.02%		0.95	%(d)	0.44%		0.60%
Supplemental data
Net assets, end of period (in thousands)	$72,010		$69,633		$61,178		$55,775		$54,238		$66,505
Portfolio turnover	48%		74%		43%		16%		36%		34%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,						Year Ended September 30,
Class I	2015	2014	2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$14.23	$12.28	$9.76		$8.52		$9.02	$8.30
Income from investment operations:
Net investment income	0.29	0.19	0.24		0.14		0.16	0.16
Net realized and unrealized gain (loss)	1.05	1.98	2.54		1.20		(0.49)	0.72
Total from investment operations	1.34	2.17	2.78		1.34		(0.33)	0.88
Less distributions to shareholders:
Net investment income	(0.23)	(0.22)	(0.26)		(0.10)		(0.17)	(0.16)
Net realized gains	(1.10)	—	—		—		—	—
Total distributions to shareholders	(1.33)	(0.22)	(0.26)		(0.10)		(0.17)	(0.16)
Net asset value, end of period	$14.24	$14.23	$12.28		$9.76		$8.52	$9.02
Total return	9.84%	17.90%	28.92%		15.76%		(3.88%)	10.69%
Ratios to average net assets(b)
Total gross expenses	0.62%	0.63%	0.66	%(c)	0.63	%(d)	0.67%	0.67%
Total net expenses(e)	0.62%	0.63%	0.66	%(c)	0.63	%(d)	0.67%	0.67%
Net investment income	2.04%	1.46%	2.19%		2.13	%(d)	1.63%	1.82%
Supplemental data
Net assets, end of period (in thousands)	$3	$3	$45,330		$39,849		$79,024	$213,083
Portfolio turnover	48%	74%	43%		16%		36%	34%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,						Year Ended September 30,
Class K	2015	2014	2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$14.26	$12.30	$9.77		$8.53		$9.04	$8.32
Income from investment operations:
Net investment income	0.24	0.16	0.20		0.12		0.14	0.13
Net realized and unrealized gain (loss)	1.06	1.98	2.56		1.20		(0.50)	0.73
Total from investment operations	1.30	2.14	2.76		1.32		(0.36)	0.86
Less distributions to shareholders:
Net investment income	(0.19)	(0.18)	(0.23)		(0.08)		(0.15)	(0.14)
Net realized gains	(1.10)	—	—		—		—	—
Total distributions to shareholders	(1.29)	(0.18)	(0.23)		(0.08)		(0.15)	(0.14)
Net asset value, end of period	$14.27	$14.26	$12.30		$9.77		$8.53	$9.04
Total return	9.46%	17.60%	28.61%		15.51%		(4.23%)	10.34%
Ratios to average net assets(b)
Total gross expenses	0.95%	0.94%	0.94	%(c)	0.93	%(d)	0.97%	0.97%
Total net expenses(e)	0.95%	0.94%	0.94	%(c)	0.93	%(d)	0.97%	0.97%
Net investment income	1.68%	1.24%	1.88%		1.87	%(d)	1.36%	1.52%
Supplemental data
Net assets, end of period (in thousands)	$59,092	$72,165	$168,438		$202,741		$189,510	$217,779
Portfolio turnover	48%	74%	43%		16%		36%	34%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class R	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$14.18		$12.23		$9.72		$8.50		$8.99		$8.28
Income from investment operations:
Net investment income	0.19		0.12		0.17		0.09		0.09		0.09
Net realized and unrealized gain (loss)	1.04		1.96		2.53		1.20		(0.48)		0.72
Total from investment operations	1.23		2.08		2.70		1.29		(0.39)		0.81
Less distributions to shareholders:
Net investment income	(0.13)		(0.13)		(0.19)		(0.07)		(0.10)		(0.10)
Net realized gains	(1.10)		—		—		—		—		—
Total distributions to shareholders	(1.23)		(0.13)		(0.19)		(0.07)		(0.10)		(0.10)
Net asset value, end of period	$14.18		$14.18		$12.23		$9.72		$8.50		$8.99
Total return	9.04%		17.16%		28.05%		15.14%		(4.46%)		9.76%
Ratios to average net assets(b)
Total gross expenses	1.30%		1.34%		1.39	%(c)	1.35	%(d)	1.38%		1.46%
Total net expenses(e)	1.30	%(f)	1.33	%(f)	1.33	%(c)(f)	1.35	%(d)	1.38	%(f)	1.46%
Net investment income	1.36%		0.90%		1.53%		1.46	%(d)	0.95%		1.03%
Supplemental data
Net assets, end of period (in thousands)	$7,687		$8,004		$9,859		$10,976		$10,114		$10,506
Portfolio turnover	48%		74%		43%		16%		36%		34%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class R4	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$14.24		$12.28		$9.75		$8.51		$9.02	$8.30
Income from investment operations:
Net investment income	0.26		0.18		0.20		0.11		0.11	0.11
Net realized and unrealized gain (loss)	1.06		1.97		2.54		1.20		(0.50)	0.72
Total from investment operations	1.32		2.15		2.74		1.31		(0.39)	0.83
Less distributions to shareholders:
Net investment income	(0.20)		(0.19)		(0.21)		(0.07)		(0.12)	(0.11)
Net realized gains	(1.10)		—		—		—		—	—
Total distributions to shareholders	(1.30)		(0.19)		(0.21)		(0.07)		(0.12)	(0.11)
Net asset value, end of period	$14.26		$14.24		$12.28		$9.75		$8.51	$9.02
Total return	9.69%		17.71%		28.46%		15.37%		(4.52%)	10.09%
Ratios to average net assets(b)
Total gross expenses	0.80%		0.84%		1.02	%(c)	1.18	%(d)	1.21%	1.22%
Total net expenses(e)	0.80	%(f)	0.83	%(f)	0.99	%(c)	1.18	%(d)	1.21%	1.22%
Net investment income	1.81%		1.37%		1.91%		1.63	%(d)	1.06%	1.26%
Supplemental data
Net assets, end of period (in thousands)	$10,520		$13,093		$22,154		$53,739		$53,617	$103,577
Portfolio turnover	48%		74%		43%		16%		36%	34%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,						Year Ended September 30,
Class R5	2015	2014	2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$14.26	$12.30	$9.77		$8.53		$9.03	$8.31
Income from investment operations:
Net investment income	0.29	0.19	0.23		0.14		0.16	0.15
Net realized and unrealized gain (loss)	1.04	1.98	2.55		1.20		(0.49)	0.73
Total from investment operations	1.33	2.17	2.78		1.34		(0.33)	0.88
Less distributions to shareholders:
Net investment income	(0.22)	(0.21)	(0.25)		(0.10)		(0.17)	(0.16)
Net realized gains	(1.10)	—	—		—		—	—
Total distributions to shareholders	(1.32)	(0.21)	(0.25)		(0.10)		(0.17)	(0.16)
Net asset value, end of period	$14.27	$14.26	$12.30		$9.77		$8.53	$9.03
Total return	9.73%	17.89%	28.95%		15.65%		(3.87%)	10.62%
Ratios to average net assets(b)
Total gross expenses	0.70%	0.69%	0.70	%(c)	0.68	%(d)	0.72%	0.72%
Total net expenses(e)	0.70%	0.69%	0.70	%(c)	0.68	%(d)	0.72%	0.72%
Net investment income	2.00%	1.48%	2.14%		2.11	%(d)	1.62%	1.77%
Supplemental data
Net assets, end of period (in thousands)	$29,830	$26,434	$83,244		$57,805		$57,903	$60,156
Portfolio turnover	48%	74%	43%		16%		36%	34%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class W	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$14.27		$12.31		$9.78		$8.55		$9.04		$8.32
Income from investment operations:
Net investment income	0.23		0.16		0.19		0.11		0.12		0.12
Net realized and unrealized gain (loss)	1.05		1.97		2.55		1.20		(0.48)		0.72
Total from investment operations	1.28		2.13		2.74		1.31		(0.36)		0.84
Less distributions to shareholders:
Net investment income	(0.17)		(0.17)		(0.21)		(0.08)		(0.13)		(0.12)
Net realized gains	(1.10)		—		—		—		—		—
Total distributions to shareholders	(1.27)		(0.17)		(0.21)		(0.08)		(0.13)		(0.12)
Net asset value, end of period	$14.28		$14.27		$12.31		$9.78		$8.55		$9.04
Total return	9.31%		17.44%		28.38%		15.32%		(4.20%)		10.18%
Ratios to average net assets(b)
Total gross expenses	1.10%		1.07%		1.11	%(c)	1.08	%(d)	1.10%		1.09%
Total net expenses(e)	1.08	%(f)	1.07	%(f)	1.08	%(c)(f)	1.08	%(d)	1.10	%(f)	1.09%
Net investment income	1.59%		1.19%		1.77%		1.73	%(d)	1.23%		1.40%
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$4		$4		$3		$3
Portfolio turnover	48%		74%		43%		16%		36%		34%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$14.36	$12.38	$10.33
Income from investment operations:
Net investment income	0.21	0.22	0.14
Net realized and unrealized gain	1.14	1.98	2.04
Total from investment operations	1.35	2.20	2.18
Less distributions to shareholders:
Net investment income	(0.23)	(0.22)	(0.13)
Net realized gains	(1.10)	—	—
Total distributions to shareholders	(1.33)	(0.22)	(0.13)
Net asset value, end of period	$14.38	$14.36	$12.38
Total return	9.79%	17.99%	21.23%
Ratios to average net assets(b)
Total gross expenses	0.64%	0.64%	0.64	%(c)(d)
Total net expenses(e)	0.64%	0.64%	0.64	%(c)(d)
Net investment income	1.42%	1.63%	2.24	%(c)
Supplemental data
Net assets, end of period (in thousands)	$362	$20,127	$3
Portfolio turnover	48%	74%	43%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended September 30,
Class Z	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$14.24		$12.28		$9.76		$8.52		$9.03		$9.02
Income from investment operations:
Net investment income	0.27		0.18		0.22		0.13		0.17		0.01
Net realized and unrealized gain (loss)	1.04		1.98		2.54		1.20		(0.52)		—
Total from investment operations	1.31		2.16		2.76		1.33		(0.35)		0.01
Less distributions to shareholders:
Net investment income	(0.20)		(0.20)		(0.24)		(0.09)		(0.16)		—
Net realized gains	(1.10)		—		—		—		—		—
Total distributions to shareholders	(1.30)		(0.20)		(0.24)		(0.09)		(0.16)		—
Net asset value, end of period	$14.25		$14.24		$12.28		$9.76		$8.52		$9.03
Total return	9.62%		17.76%		28.69%		15.62%		(4.06%)		0.11%
Ratios to average net assets(c)
Total gross expenses	0.80%		0.84%		0.89	%(d)	0.82	%(e)	0.87%		1.02	%(e)
Total net expenses(f)	0.80	%(g)	0.83	%(g)	0.83	%(d)(g)	0.82	%(e)	0.87	%(g)	1.02	%(e)
Net investment income	1.90%		1.37%		2.03%		2.00	%(e)	1.77%		9.89	%(e)
Supplemental data
Net assets, end of period (in thousands)	$20,150		$15,733		$54,418		$69,694		$58,213		$3
Portfolio turnover	48%		74%		43%		16%		36%		34%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Diversified Equity Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities

Annual Report 2015
31

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These

Annual Report 2015
32

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.57% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.05% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board,

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33

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2015, other expenses paid by the Fund to this company were $5,356

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class K	0.05
Class R	0.16
Class R4	0.16
Class R5	0.05
Class W	0.19
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $160.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee

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34

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $7,869,000 and 606,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,208,242 for Class A, $9,040 for Class B and $3,827 for Class C shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective October 1, 2014	Contractual Expense Cap Prior to October 1, 2014
Class A	1.13%	1.08%
Class B	1.88	1.83
Class C	1.88	1.83
Class I	0.75	0.68
Class K	1.05	0.98
Class R	1.38	1.33
Class R4	0.88	0.83
Class R5	0.80	0.73
Class W	1.13	1.08
Class Y	0.75	0.68
Class Z	0.88	0.83

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(216,651)
Accumulated net realized gain	216,651

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2015	2014
Ordinary income	$49,896,974	$35,895,796
Long-term capital gains	182,937,857	—
Total	$232,834,831	$35,895,796

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2015
35

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$50,223,482
Undistributed long-term capital gains	144,006,771
Net unrealized appreciation	452,040,139

At May 31, 2015, the cost of investments for federal income tax purposes was $2,214,887,683 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$506,530,886
Unrealized depreciation	(54,490,747)
Net unrealized appreciation	$452,040,139

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,287,565,089 and $1,606,162,797, respectively, for the year ended May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, affiliated shareholders of record owned 86.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 9. Significant Risks

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Annual Report 2015
36

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
37

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Diversified Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Diversified Equity Income Fund (the "Fund," a series of Columbia Funds Series Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 23, 2015

Annual Report 2015
38

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	74.85%
Dividends Received Deduction	56.24%
Capital Gain Dividend	$247,328,651

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2015
43

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
44

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Diversified Equity Income Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

Annual Report 2015
45

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
46

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
47

Columbia Diversified Equity Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN138_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA HIGH YIELD BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	21
Statement of Operations	23
Statement of Changes in Net Assets	24
Financial Highlights	27
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	49
Trustees and Officers	50
Approval of Investment Management Services Agreement	55
Important Information About This Report	57

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia High Yield Bond Fund (the Fund) Class A shares returned 3.12% excluding sales charges for the 12-month period ended May 31, 2015.

■  The Fund outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Constrained Index, which returned 1.88% for the same time period.

■  Overweight allocations to health facilities, pharmaceuticals and software/services, along with favorable security selection in energy exploration and production, gaming and several other high-yield sectors contributed to the Fund's outperformance of the benchmark during the period.

Average Annual Total Returns (%) (for period ended May 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	12/08/83
Excluding sales charges		3.12	9.01	7.67
Including sales charges		-1.73	7.95	7.16
Class B	03/20/95
Excluding sales charges		2.35	8.19	6.86
Including sales charges		-2.57	7.89	6.86
Class C	06/26/00
Excluding sales charges		2.38	8.26	6.89
Including sales charges		1.40	8.26	6.89
Class I	03/04/04	3.88	9.53	8.10
Class K	03/20/95	3.58	9.19	7.85
Class R*	12/11/06	2.87	8.72	7.37
Class R4*	12/11/06	3.38	9.13	7.70
Class R5*	12/11/06	3.15	9.32	7.94
Class W*	12/01/06	3.11	9.02	7.60
Class Y*	11/08/12	3.89	9.31	7.82
Class Z*	09/27/10	3.37	9.26	7.79
BofAML U.S. Cash Pay High Yield Constrained Index		1.88	8.97	8.03

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The BofAML U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2005 – May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended May 31, 2015, the Fund's Class A shares returned 3.12% excluding sales charges. The Fund outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Constrained Index, which returned 1.88% for the same time period. Overweight allocations to health facilities, pharmaceuticals and software/services, along with favorable security selection in energy exploration and production, gaming and several other high-yield sectors contributed to the Fund's outperformance of the benchmark during the period.

An Up-and-Down Period for High Yield

The fiscal year began with a sharp high-yield sell-off in late July and early August 2014 that was exacerbated by industry-wide outflows from high-yield mutual funds. The market rebounded in August as it was able to work through concerns related to expected U.S. Federal Reserve (the Fed) interest-rate hikes, and later found additional support through lower interest rates and stronger equity markets. The last quarter of 2014 was heavily influenced by the impact of global headlines and a steep drop in the price of crude oil, which declined 42% over the fourth quarter of 2014. As energy and energy-related issuers represent approximately 15% of the high-yield market, oil's precipitous drop pressured the entire high-yield asset class. Credit issues then rallied near the end of 2014 as the price of oil began to stabilize and the Fed restated its intent to remain "patient" regarding the timing of its initial rate increase. The start of 2015 brought deflationary concerns, weakness in risk assets, new lows in certain commodities and rates, and another round of quantitative easing from the European Central Bank. After generating a coupon-like return in January 2015, high-yield bounced back more strongly in February as the high-yield mutual fund market experienced inflows of over $8 billion and more stable oil prices lifted energy-related bonds. Fundamentally, early 2015 saw an improving U.S. labor market, an "in-line" corporate earnings season and a four-month extension on Greek debt negotiations, which boosted investor confidence. In April and May, a steady rise in Treasury rates ensued as the anticipated lift off for short-term rates became a primary focus for fixed-income market watchers.

Industry Allocation and Security Selection

During the 12-month period, the Fund's overweight allocations to health facilities, pharmaceuticals and software/services contributed to relative performance, as did our underweight allocations to metals/mining (ex. steel) and oil field equipment and services. Underweights to banking, technology hardware and equipment and electric integrated/generation detracted from returns. Although the Fund was marketweight in the CCC rating category, credit selection was very strong. Fund returns exceeded those of the benchmark in the category as well as the overall return of the benchmark. This was due to our ongoing disciplined security selection and moves to reduce uncompensated risk.

In terms of security selection, Fund performance benefited from selection within energy (exploration and production) gaming, wireless telecommunications and consumer/commercial/lease finance. Selection

Portfolio Management

Jennifer Ponce de Leon

Brian Lavin, CFA

Portfolio Breakdown (%) (at May 31, 2015)
Common Stocks	0.0	(a)
Corporate Bonds & Notes	94.7
Limited Partnerships	0.0	(a)
Money Market Funds	3.9
Municipal Bonds	0.1
Senior Loans	1.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at May 31, 2015)
BBB rating	1.7
BB rating	43.7
B rating	40.1
CCC rating	12.4
C rating	0.3
Not rated	1.8
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody's, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

within machinery, telecommunications (wirelines integrated and services) and technology hardware and equipment subtracted from returns.

Looking Ahead

We remain constructive at this time regarding the high-yield market, as credit fundamentals continue to be supportive of the asset class, with reasonable earnings growth, low default rates (ex. energy and metals/mining), access to capital at attractive rates and solid enterprise value multiples underpinning debt levels. We currently continue to forecast a rise in interest rates over the next 12 months, which we believe should allow high yield to outperform other fixed-income alternatives. If rates rise gradually, we believe that the high-yield market will be able to weather the shift better than if they spike. However, we would caution that uncertainties in the market surrounding interest rates, oil and technical factors such as supply/demand may spark periods of volatility that could be exacerbated by illiquidity in the asset class. We also look for a slightly higher default rate in high-yield bonds in 2015 and 2016 than is currently priced in by the market, mainly based on the difficult environment for the energy and metals/mining sectors. However, given our current constructive overall outlook, we believe that sell-offs experienced by the high-yield market should still be considered a buying opportunity.

Given the current stable fundamentals of the majority of the high-yield asset class, with below-average default rate expectations, limited refinancing risk, low overall levels of leverage and a reasonable earnings outlook, we continue to view high yield at this time as an attractive investment alternative vs. other core fixed-income products.

Although constructive on credit fundamentals, we do not currently believe this is the time to stretch for return or reach for yield by adding significant risk to the portfolio. We think that credit selection will continue to be a key driver of the Fund's performance over the coming months. By positioning for improving credit situations, seeking to avoid credits with deteriorating fundamentals, and remaining disciplined in terms of being compensated for risk, we believe that the Fund may generate solid risk-adjusted returns. We will look to take advantage of fundamentally driven opportunities in energy and other sectors that have been pulled down with the overall market. In addition, we will continue to maintain our disciplined credit selection based on strong fundamental analysis and rigorous risk management in order to take advantage of opportunities in the marketplace.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,030.20	1,019.60	5.42	5.39	1.07
Class B	1,000.00	1,000.00	1,026.30	1,015.86	9.19	9.15	1.82
Class C	1,000.00	1,000.00	1,026.30	1,015.86	9.19	9.15	1.82
Class I	1,000.00	1,000.00	1,032.30	1,021.69	3.29	3.28	0.65
Class K	1,000.00	1,000.00	1,034.20	1,020.19	4.82	4.78	0.95
Class R	1,000.00	1,000.00	1,028.90	1,018.35	6.68	6.64	1.32
Class R4	1,000.00	1,000.00	1,031.40	1,020.84	4.15	4.13	0.82
Class R5	1,000.00	1,000.00	1,032.10	1,021.44	3.55	3.53	0.70
Class W	1,000.00	1,000.00	1,030.20	1,019.60	5.42	5.39	1.07
Class Y	1,000.00	1,000.00	1,035.80	1,021.64	3.35	3.33	0.66
Class Z	1,000.00	1,000.00	1,031.40	1,020.84	4.15	4.13	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 93.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 1.1%
Bombardier, Inc.(a) 03/15/20	7.750%	2,332,000	2,407,790
03/15/25	7.500%	4,761,000	4,552,706
Huntington Ingalls Industries, Inc.(a) 12/15/21	5.000%	5,775,000	6,006,000
TransDigm, Inc. 07/15/21	7.500%	2,535,000	2,744,138
07/15/22	6.000%	903,000	915,416
07/15/24	6.500%	2,138,000	2,180,760
TransDigm, Inc.(a) 05/15/25	6.500%	3,866,000	3,952,985
Total			22,759,795
AUTOMOTIVE 2.3%
American Axle & Manufacturing, Inc. 03/15/21	6.250%	3,464,000	3,663,180
Dana Holding Corp. 12/15/24	5.500%	4,143,000	4,225,860
Gates Global LLC/Co.(a) 07/15/22	6.000%	3,518,000	3,245,355
General Motors Co. 10/02/23	4.875%	8,605,000	9,170,099
General Motors Financial Co., Inc. 09/25/21	4.375%	3,318,000	3,460,399
01/15/25	4.000%	4,111,000	4,084,332
Schaeffler Finance BV(a) 05/15/21	4.250%	1,774,000	1,778,435
05/15/21	4.750%	3,449,000	3,526,602
Schaeffler Holding Finance BV PIK(a) 11/15/19	6.250%	3,478,000	3,699,757
ZF North America Capital, Inc.(a) 04/29/22	4.500%	3,321,000	3,379,118
04/29/25	4.750%	6,403,000	6,403,000
Total			46,636,137
BANKING 3.1%
Ally Financial, Inc. 03/15/20	8.000%	19,324,000	22,850,630
02/13/22	4.125%	8,298,000	8,090,550
05/19/22	4.625%	7,544,000	7,544,000
09/30/24	5.125%	2,570,000	2,627,825
03/30/25	4.625%	3,273,000	3,207,540
Royal Bank of Scotland Group PLC 05/28/24	5.125%	8,152,000	8,384,397
Synovus Financial Corp. 06/15/17	5.125%	1,628,000	1,670,295
02/15/19	7.875%	8,045,000	9,110,963
Total			63,486,200

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.5%
E*TRADE Financial Corp. 11/15/22	5.375%	4,767,000	4,981,515
09/15/23	4.625%	3,749,000	3,767,745
National Financial Partners Corp.(a) 07/15/21	9.000%	1,429,000	1,445,076
Total			10,194,336
BUILDING MATERIALS 2.0%
Allegion US Holding Co., Inc. 10/01/21	5.750%	1,688,000	1,768,180
American Builders & Contractors Supply Co., Inc.(a) 04/15/21	5.625%	6,753,000	6,904,942
Gibraltar Industries, Inc. 02/01/21	6.250%	1,557,000	1,607,603
HD Supply, Inc. 07/15/20	7.500%	9,109,000	9,849,106
07/15/20	11.500%	2,860,000	3,346,200
HD Supply, Inc.(a) 12/15/21	5.250%	3,465,000	3,603,600
NCI Building Systems, Inc.(a) 01/15/23	8.250%	5,148,000	5,495,490
Nortek, Inc. 04/15/21	8.500%	4,798,000	5,199,832
RSI Home Products, Inc.(a) 03/15/23	6.500%	2,821,000	2,898,578
Total			40,673,531
CABLE AND SATELLITE 6.9%
Altice Financing SA(a) 02/15/23	6.625%	3,764,000	3,891,035
CCO Holdings LLC/Capital Corp. 03/15/21	5.250%	8,753,000	8,906,177
01/31/22	6.625%	1,594,000	1,695,618
09/30/22	5.250%	267,000	271,005
CCO Holdings LLC/Capital Corp.(a) 05/01/23	5.125%	618,000	621,090
05/01/25	5.375%	4,951,000	4,988,133
05/01/27	5.875%	1,954,000	1,968,655
CSC Holdings LLC 02/15/19	8.625%	1,688,000	1,924,320
11/15/21	6.750%	7,260,000	7,895,250
CSC Holdings LLC(a) 06/01/24	5.250%	5,414,000	5,298,953
Cequel Communications Holdings I LLC/Capital Corp.(a) 09/15/20	6.375%	6,588,000	6,719,760
12/15/21	5.125%	3,721,000	3,516,345

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp. 09/01/19	7.875%	2,518,000	2,845,340
06/01/21	6.750%	11,284,000	12,052,722
07/15/22	5.875%	1,308,000	1,334,160
11/15/24	5.875%	1,050,000	1,052,625
DigitalGlobe, Inc.(a) 02/01/21	5.250%	4,050,000	4,050,810
Hughes Satellite Systems Corp. 06/15/21	7.625%	5,375,000	6,040,156
Intelsat Jackson Holdings SA 10/15/20	7.250%	3,575,000	3,624,156
04/01/21	7.500%	4,480,000	4,547,200
Intelsat Luxembourg SA 06/01/21	7.750%	1,736,000	1,566,740
06/01/23	8.125%	4,876,000	4,339,640
Quebecor Media, Inc. 01/15/23	5.750%	1,914,000	1,985,775
Sirius XM Radio, Inc.(a) 04/15/25	5.375%	5,540,000	5,553,850
UPCB Finance IV Ltd.(a) 01/15/25	5.375%	6,876,000	6,884,595
Unitymedia GmbH(a) 01/15/25	6.125%	5,232,000	5,415,120
Unitymedia Hessen GmbH & Co. KG NRW(a) 01/15/23	5.500%	1,972,000	2,039,285
01/15/25	5.000%	6,157,000	6,110,822
Videotron Ltd. 07/15/22	5.000%	3,578,000	3,694,285
Videotron Ltd.(a) 06/15/24	5.375%	2,137,000	2,217,138
Virgin Media Finance PLC(a) 10/15/24	6.000%	1,618,000	1,686,765
01/15/25	5.750%	10,835,000	11,078,787
Virgin Media Secured Finance PLC(a) 04/15/21	5.375%	1,624,500	1,701,664
01/15/26	5.250%	3,045,000	3,048,806
Ziggo Bond Finance BV(a) 01/15/25	5.875%	2,167,000	2,210,340
Total			142,777,122
CHEMICALS 3.5%
Angus Chemical Co.(a) 02/15/23	8.750%	3,904,000	3,962,560
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a) 05/01/21	7.375%	5,083,000	5,515,055
Celanese U.S. Holdings LLC 06/15/21	5.875%	3,280,000	3,558,800

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemours Co. LLC (The)(a) 05/15/23	6.625%	5,413,000	5,494,195
05/15/25	7.000%	3,867,000	3,934,672
Eco Services Operations LLC/Finance Corp.(a) 11/01/22	8.500%	1,848,000	1,848,000
INEOS Group Holdings SA(a) 08/15/18	6.125%	975,000	1,001,813
02/15/19	5.875%	4,876,000	4,961,330
JM Huber Corp.(a) 11/01/19	9.875%	4,940,000	5,316,675
NOVA Chemicals Corp.(a) 08/01/23	5.250%	1,190,000	1,225,700
PQ Corp.(a) 11/01/18	8.750%	21,488,000	22,320,660
Platform Specialty Products Corp.(a) 02/01/22	6.500%	8,794,000	9,233,700
WR Grace & Co.(a) 10/01/21	5.125%	2,794,000	2,884,805
Total			71,257,965
CONSTRUCTION MACHINERY 1.0%
Ashtead Capital, Inc.(a) 07/15/22	6.500%	2,337,000	2,515,196
10/01/24	5.625%	2,325,000	2,423,813
H&E Equipment Services, Inc. 09/01/22	7.000%	3,938,000	4,154,590
United Rentals North America, Inc. 05/15/20	7.375%	3,182,000	3,428,605
04/15/22	7.625%	3,460,000	3,780,050
06/15/23	6.125%	4,581,000	4,787,145
Total			21,089,399
CONSUMER CYCLICAL SERVICES 1.8%
ADT Corp. (The) 03/15/20	5.250%	2,887,000	3,053,003
07/15/22	3.500%	3,676,000	3,381,185
APX Group, Inc. 12/01/19	6.375%	10,116,000	10,103,355
12/01/20	8.750%	6,746,000	6,105,130
IHS, Inc.(a) 11/01/22	5.000%	5,377,000	5,417,327
Interval Acquisition Corp.(a) 04/15/23	5.625%	3,800,000	3,876,000
Monitronics International, Inc. 04/01/20	9.125%	4,428,000	4,367,115
Total			36,303,115

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CONSUMER PRODUCTS 1.2%
Serta Simmons Holdings LLC(a) 10/01/20	8.125%	5,316,000	5,648,250
Spectrum Brands, Inc. 11/15/20	6.375%	4,769,000	5,084,946
11/15/22	6.625%	2,456,000	2,634,060
Spectrum Brands, Inc.(a) 07/15/25	5.750%	4,358,000	4,488,740
Springs Industries, Inc. 06/01/21	6.250%	6,188,000	6,095,180
Total			23,951,176
DIVERSIFIED MANUFACTURING 0.7%
Amsted Industries, Inc.(a) 03/15/22	5.000%	4,033,000	4,093,495
09/15/24	5.375%	4,504,000	4,549,040
Entegris, Inc.(a) 04/01/22	6.000%	5,733,000	5,990,985
Total			14,633,520
ELECTRIC 1.5%
AES Corp. (The) 07/01/21	7.375%	6,751,000	7,556,901
NRG Energy, Inc. 07/15/22	6.250%	8,788,000	9,205,430
NRG Yield Operating LLC(a) 08/15/24	5.375%	4,913,000	5,060,390
PPL Energy Supply LLC(a) 06/01/25	6.500%	4,687,000	4,782,657
TerraForm Power Operating LLC(a) 02/01/23	5.875%	3,816,000	3,940,020
Total			30,545,398
ENVIRONMENTAL 0.2%
Clean Harbors, Inc. 08/01/20	5.250%	3,957,000	4,065,818
FINANCE COMPANIES 5.5%
AerCap Ireland Capital Ltd./Global Aviation Trust(a) 05/15/21	4.500%	14,557,000	15,139,280
10/01/21	5.000%	6,376,000	6,758,560
Aircastle Ltd. 02/15/22	5.500%	3,372,000	3,565,890
CIT Group, Inc. 05/15/20	5.375%	4,897,000	5,196,941
CIT Group, Inc.(a) 04/01/18	6.625%	5,360,000	5,775,400
02/15/19	5.500%	2,265,000	2,389,575

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Lease Finance Corp. 05/15/19	6.250%	4,809,000	5,337,990
12/15/20	8.250%	2,425,000	2,946,375
04/15/21	4.625%	3,743,000	3,902,077
01/15/22	8.625%	719,000	902,345
Navient Corp. 10/26/20	5.000%	857,000	854,858
01/25/22	7.250%	4,381,000	4,729,202
03/25/24	6.125%	4,189,000	4,073,802
10/25/24	5.875%	9,509,000	9,081,095
OneMain Financial Holdings, Inc.(a) 12/15/19	6.750%	3,018,000	3,236,805
12/15/21	7.250%	3,681,000	3,938,670
Provident Funding Associates LP/Finance Corp.(a) 06/15/21	6.750%	9,771,000	9,282,450
Quicken Loans, Inc.(a) 05/01/25	5.750%	8,288,000	8,298,360
Springleaf Finance Corp. 12/15/17	6.900%	2,959,000	3,155,034
06/01/20	6.000%	2,772,000	2,848,230
10/01/21	7.750%	3,223,000	3,593,645
10/01/23	8.250%	2,221,000	2,484,855
iStar Financial, Inc. 07/01/19	5.000%	5,845,000	5,779,244
Total			113,270,683
FOOD AND BEVERAGE 1.4%
B&G Foods, Inc. 06/01/21	4.625%	7,291,000	7,281,886
Constellation Brands, Inc. 11/15/19	3.875%	1,345,000	1,376,944
05/01/23	4.250%	1,554,000	1,569,540
11/15/24	4.750%	4,941,000	5,120,111
Diamond Foods, Inc.(a) 03/15/19	7.000%	4,878,000	5,048,730
Post Holdings, Inc. 02/15/22	7.375%	1,343,000	1,374,332
Post Holdings, Inc.(a) 12/15/22	6.000%	849,000	793,815
WhiteWave Foods Co. (The) 10/01/22	5.375%	5,270,000	5,691,600
Total			28,256,958
GAMING 4.2%
Boyd Gaming Corp. 05/15/23	6.875%	5,088,000	5,177,040
GLP Capital LP/Financing II, Inc. 11/01/20	4.875%	3,965,000	4,103,775
11/01/23	5.375%	2,982,000	3,123,645

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Game Technology PLC(a) 02/15/22	6.250%	5,709,000	5,537,730
02/15/25	6.500%	4,420,000	4,143,750
MGM Resorts International 03/01/18	11.375%	7,001,000	8,418,702
10/01/20	6.750%	3,344,000	3,624,060
12/15/21	6.625%	6,129,000	6,588,675
Penn National Gaming, Inc. 11/01/21	5.875%	2,014,000	2,046,728
Pinnacle Entertainment, Inc. 08/01/21	6.375%	4,834,000	5,160,295
Scientific Games International, Inc. 12/01/22	10.000%	13,747,000	13,300,222
Scientific Games International, Inc.(a) 01/01/22	7.000%	9,778,000	10,193,565
Seminole Tribe of Florida, Inc.(a) 10/01/20	6.535%	4,795,000	5,178,600
10/01/20	7.804%	2,440,000	2,616,802
SugarHouse HSP Gaming LP/Finance Corp.(a) 06/01/21	6.375%	3,767,000	3,597,485
Tunica-Biloxi Gaming Authority(a)(b) 11/15/15	9.000%	8,862,000	4,021,133
Total			86,832,207
HEALTH CARE 7.8%
Acadia Healthcare Co., Inc. 07/01/22	5.125%	1,334,000	1,334,000
Acadia Healthcare Co., Inc.(a) 02/15/23	5.625%	1,718,000	1,756,655
Air Medical Merger Sub Corp.(a) 05/15/23	6.375%	3,207,000	3,086,738
Amsurg Corp. 07/15/22	5.625%	3,850,000	3,941,437
CHS/Community Health Systems, Inc. 08/15/18	5.125%	5,993,000	6,165,299
08/01/21	5.125%	1,410,000	1,462,875
02/01/22	6.875%	14,304,000	15,269,663
ConvaTec Finance International SA PIK(a) 01/15/19	8.250%	4,635,000	4,577,062
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	9,431,000	10,032,226
07/15/24	5.125%	1,949,000	1,969,708
Emdeon, Inc. 12/31/19	11.000%	5,255,000	5,741,087
ExamWorks Group, Inc. 04/15/23	5.625%	2,122,000	2,169,745

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fresenius Medical Care U.S. Finance II, Inc.(a) 07/31/19	5.625%	1,737,000	1,888,988
01/31/22	5.875%	3,632,000	3,940,720
10/15/24	4.750%	2,883,000	2,926,245
Fresenius Medical Care U.S. Finance, Inc.(a) 09/15/18	6.500%	710,000	788,100
HCA, Inc. 02/15/22	7.500%	7,598,000	8,889,660
02/01/25	5.375%	25,988,000	26,767,640
04/15/25	5.250%	6,176,000	6,557,368
Kinetic Concepts, Inc./KCI U.S.A., Inc. 11/01/18	10.500%	2,883,000	3,099,225
LifePoint Health, Inc. 12/01/21	5.500%	5,427,000	5,705,134
MPH Acquisition Holdings LLC(a) 04/01/22	6.625%	5,117,000	5,424,020
Sterigenics-Nordion Holdings LLC(a) 05/15/23	6.500%	4,630,000	4,664,725
Surgical Care Affiliates, Inc.(a) 04/01/23	6.000%	2,222,000	2,277,550
Teleflex, Inc. 06/15/24	5.250%	418,000	426,360
Tenet Healthcare Corp. 10/01/20	6.000%	2,684,000	2,871,880
04/01/21	4.500%	11,975,000	11,855,250
04/01/22	8.125%	14,379,000	15,673,110
Total			161,262,470
HEALTHCARE INSURANCE 0.2%
Centene Corp. 05/15/22	4.750%	4,848,000	5,090,400
HOME CONSTRUCTION 0.9%
Meritage Homes Corp. 03/01/18	4.500%	3,265,000	3,313,975
04/15/20	7.150%	1,217,000	1,314,360
04/01/22	7.000%	3,328,000	3,577,600
Meritage Homes Corp.(a)(c) 06/01/25	6.000%	1,948,000	1,965,045
Standard Pacific Corp. 11/15/24	5.875%	1,628,000	1,693,120
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/21	5.250%	4,823,000	4,847,115
03/01/24	5.625%	2,745,000	2,696,963
Total			19,408,178
INDEPENDENT ENERGY 9.3%
Antero Resources Corp. 12/01/22	5.125%	9,557,000	9,533,107

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Antero Resources Corp.(a) 06/01/23	5.625%	865,000	888,355
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	7,295,000	7,440,900
Chesapeake Energy Corp. 08/15/20	6.625%	9,848,000	10,291,160
02/15/21	6.125%	5,614,000	5,712,245
03/15/23	5.750%	4,636,000	4,578,050
Comstock Resources, Inc.(a) 03/15/20	10.000%	6,302,000	6,081,430
Concho Resources, Inc. 01/15/22	6.500%	965,000	1,013,250
10/01/22	5.500%	3,987,000	4,046,805
04/01/23	5.500%	11,539,000	11,712,085
CrownRock LP/Finance, Inc.(a) 02/15/23	7.750%	4,462,000	4,740,875
Diamondback Energy, Inc. 10/01/21	7.625%	1,297,000	1,394,275
EP Energy LLC/Everest Acquisition Finance, Inc. 05/01/20	9.375%	11,643,000	12,676,316
09/01/22	7.750%	1,720,000	1,806,000
EP Energy LLC/Everest Acquisition Finance, Inc.(a) 06/15/23	6.375%	8,320,000	8,330,400
Halcon Resources Corp. 05/15/21	8.875%	3,950,000	2,774,875
Halcon Resources Corp.(a) 02/01/20	8.625%	3,563,000	3,616,445
Hilcorp Energy I LP/Finance Co.(a) 12/01/24	5.000%	622,000	604,895
Laredo Petroleum, Inc. 01/15/22	5.625%	5,746,000	5,760,365
05/01/22	7.375%	3,662,000	3,890,875
03/15/23	6.250%	11,635,000	12,013,137
Matador Resources Co.(a) 04/15/23	6.875%	1,392,000	1,430,280
Oasis Petroleum, Inc. 11/01/21	6.500%	3,558,000	3,584,685
03/15/22	6.875%	11,146,000	11,396,785
01/15/23	6.875%	6,842,000	6,944,630
Parsley Energy LLC/Finance Corp.(a) 02/15/22	7.500%	12,759,000	13,316,568
RSP Permian, Inc.(a) 10/01/22	6.625%	2,051,000	2,133,040
Range Resources Corp. 03/15/23	5.000%	8,720,000	8,720,000
SM Energy Co. 01/15/24	5.000%	2,904,000	2,845,920
06/01/25	5.625%	1,514,000	1,527,248

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SM Energy Co.(a) 11/15/22	6.125%	3,746,000	3,905,205
SandRidge Energy, Inc.(a)(c) 06/01/20	8.750%	3,523,000	3,494,376
Whiting Petroleum Corp. 03/15/21	5.750%	7,319,000	7,447,083
Whiting Petroleum Corp.(a) 04/01/23	6.250%	6,061,000	6,227,678
Total			191,879,343
LEISURE 1.3%
Activision Blizzard, Inc.(a) 09/15/21	5.625%	12,992,000	13,885,200
09/15/23	6.125%	6,008,000	6,623,820
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 03/15/21	5.250%	3,840,000	4,012,800
Cinemark USA, Inc. 12/15/22	5.125%	1,043,000	1,063,860
06/01/23	4.875%	1,204,000	1,208,455
United Artists Theatre Circuit, Inc.(d)(j) 07/01/15	9.300%	585,052	584,759
07/01/15	9.300%	188,500	188,405
Total			27,567,299
LODGING 1.0%
Choice Hotels International, Inc. 07/01/22	5.750%	2,939,000	3,196,163
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	4,879,000	5,141,246
Playa Resorts Holding BV(a) 08/15/20	8.000%	11,348,000	11,858,660
RHP Hotel Properties LP/Finance Corp.(a) 04/15/23	5.000%	1,207,000	1,207,000
Total			21,403,069
MEDIA AND ENTERTAINMENT 5.2%
AMC Networks, Inc. 07/15/21	7.750%	3,870,000	4,208,625
12/15/22	4.750%	12,944,000	13,202,880
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	11,401,000	12,056,557
11/15/22	6.500%	8,366,000	8,857,502
Lamar Media Corp. 01/15/24	5.375%	1,883,000	1,944,198
MDC Partners, Inc.(a) 04/01/20	6.750%	9,816,000	9,742,380

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.(a) 02/15/22	5.500%	3,451,000	3,597,668
02/15/25	5.875%	4,829,000	5,046,305
Nielsen Finance LLC/Co.(a) 04/15/22	5.000%	4,110,000	4,125,413
Outfront Media Capital LLC/Corp. 02/15/24	5.625%	268,000	281,400
03/15/25	5.875%	7,717,000	8,151,081
Outfront Media Capital LLC/Corp.(a) 02/15/24	5.625%	722,000	756,295
Univision Communications, Inc.(a) 09/15/22	6.750%	1,110,000	1,201,575
05/15/23	5.125%	5,289,000	5,302,222
02/15/25	5.125%	15,002,000	14,919,489
iHeartCommunications, Inc. 03/01/21	9.000%	9,444,000	8,924,580
iHeartCommunications, Inc.(a) 03/15/23	10.625%	5,355,000	5,348,306
Total			107,666,476
METALS 0.8%
ArcelorMittal 03/01/21	6.250%	4,487,000	4,733,785
02/25/22	7.000%	3,726,000	4,061,340
ArcelorMittal(c) 06/01/25	6.125%	2,276,000	2,312,985
FMG Resources August 2006 Proprietary Ltd.(a) 03/01/22	9.750%	3,082,000	3,236,100
Peabody Energy Corp. 11/15/18	6.000%	2,650,000	1,881,500
Total			16,225,710
MIDSTREAM 4.9%
Altice US Finance I Corp.(a)(c) 07/15/23	5.375%	3,297,000	3,297,000
Altice US Finance II Corp.(a)(c) 07/15/25	7.750%	715,000	715,000
Blue Racer Midstream LLC/Finance Corp.(a) 11/15/22	6.125%	5,665,000	5,868,940
Crestwood Midstream Partners LP/Finance Corp. 12/15/20	6.000%	651,000	681,923
03/01/22	6.125%	681,000	710,794
Crestwood Midstream Partners LP/Finance Corp.(a) 04/01/23	6.250%	5,084,000	5,354,367
Energy Transfer Equity LP 06/01/27	5.500%	5,100,000	5,131,875
MarkWest Energy Partners LP/Finance Corp. 02/15/23	5.500%	7,508,000	7,808,320

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/15/23	4.500%	4,078,000	4,027,025
12/01/24	4.875%	14,027,000	14,167,270
MarkWest Energy Partners LP/Finance Corp.(c) 06/01/25	4.875%	1,080,000	1,073,250
Regency Energy Partners LP/Regency Energy Finance Corp. 07/15/21	6.500%	9,657,000	10,324,299
Rose Rock Midstream LP/Finance Corp.(a) 11/15/23	5.625%	3,262,000	3,213,070
Sabine Pass Liquefaction LLC(a) 03/01/25	5.625%	11,355,000	11,355,000
Targa Resources Partners LP/Finance Corp. 05/01/23	5.250%	256,000	257,920
11/15/23	4.250%	4,750,000	4,571,875
Targa Resources Partners LP/Finance Corp.(a) 01/15/18	5.000%	6,964,000	7,190,330
11/15/19	4.125%	2,572,000	2,572,000
Tesoro Logistics LP/Finance Corp.(a) 10/15/19	5.500%	1,319,000	1,394,842
10/15/22	6.250%	9,894,000	10,462,905
Total			100,178,005
OIL FIELD SERVICES 0.4%
Transocean, Inc. 12/15/21	6.375%	2,300,000	2,164,875
10/15/22	4.300%	6,350,000	5,072,063
Total			7,236,938
OTHER FINANCIAL INSTITUTIONS 0.2%
Icahn Enterprises LP/Finance Corp. 08/01/20	6.000%	3,761,000	4,043,075
OTHER INDUSTRY 0.4%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	8,565,000	9,164,550
OTHER REIT 0.4%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	7,242,000	7,604,100
PACKAGING 2.0%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a) 01/31/21	6.750%	3,308,000	3,407,240
Berry Plastics Corp. 05/15/22	5.500%	7,732,000	7,910,803
Berry Plastics Corp.(c) 07/15/23	5.125%	2,250,000	2,238,750
Beverage Packaging Holdings (Luxembourg) II SA(a) 06/15/17	6.000%	912,000	921,120

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plastipak Holdings, Inc.(a) 10/01/21	6.500%	8,609,000	8,867,270
Reynolds Group Issuer, Inc./LLC 10/15/20	5.750%	6,835,000	7,116,944
02/15/21	8.250%	3,939,000	4,150,721
Signode Industrial Group Luxembourg SA/US, Inc.(a) 05/01/22	6.375%	5,594,000	5,594,000
Total			40,206,848
PHARMACEUTICALS 3.2%
Concordia Healthcare Corp.(a) 04/15/23	7.000%	2,793,000	2,810,456
Endo Finance LLC/Finco, Inc.(a) 02/01/25	6.000%	5,950,000	6,024,375
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	4,858,000	4,955,160
Horizon Pharma Financing, Inc.(a) 05/01/23	6.625%	2,228,000	2,292,055
Jaguar Holding Co. I PIK(a) 10/15/17	9.375%	3,043,000	3,111,468
Mallinckrodt International Finance SA/CB LLC(a) 04/15/25	5.500%	1,756,000	1,766,097
Quintiles Transnational Corp.(a) 05/15/23	4.875%	4,158,000	4,220,370
Valeant Pharmaceuticals International, Inc.(a) 10/15/20	6.375%	11,546,000	12,282,057
07/15/21	7.500%	5,249,000	5,742,406
12/01/21	5.625%	3,362,000	3,488,075
05/15/23	5.875%	11,003,000	11,401,859
04/15/25	6.125%	8,068,000	8,390,720
Total			66,485,098
PROPERTY & CASUALTY 0.7%
HUB International Ltd.(a) 10/01/21	7.875%	12,908,000	13,327,510
Hub Holdings LLC/Finance, Inc. PIK(a) 07/15/19	8.125%	1,245,000	1,238,775
Total			14,566,285
RAILROADS 0.2%
Florida East Coast Holdings Corp.(a) 05/01/19	6.750%	4,578,000	4,566,555
RESTAURANTS 0.5%
BC ULC/New Red Finance Inc.(a) 04/01/22	6.000%	2,375,000	2,462,875

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BC ULC/New Red Finance, Inc.(a) 01/15/22	4.625%	7,548,000	7,557,435
Total			10,020,310
RETAILERS 1.9%
Asbury Automotive Group, Inc. 12/15/24	6.000%	2,724,000	2,846,580
Family Tree Escrow LLC(a) 03/01/23	5.750%	5,434,000	5,732,870
Group 1 Automotive, Inc.(a) 06/01/22	5.000%	2,107,000	2,117,535
L Brands, Inc. 04/01/21	6.625%	2,492,000	2,815,960
Michaels Stores, Inc.(a) 12/15/20	5.875%	2,179,000	2,298,845
Neiman Marcus Group Ltd. LLC(a) 10/15/21	8.000%	1,900,000	2,037,750
Penske Automotive Group, Inc. 12/01/24	5.375%	2,955,000	3,058,425
PetSmart, Inc.(a) 03/15/23	7.125%	4,624,000	4,901,440
Rite Aid Corp. 06/15/21	6.750%	1,250,000	1,315,625
02/15/27	7.700%	1,993,000	2,341,775
Rite Aid Corp.(a) 04/01/23	6.125%	10,056,000	10,458,240
Total			39,925,045
TECHNOLOGY 4.8%
Alliance Data Systems Corp.(a) 04/01/20	6.375%	3,999,000	4,168,958
08/01/22	5.375%	8,825,000	8,891,187
Ancestry.com, Inc. 12/15/20	11.000%	1,296,000	1,477,440
Audatex North America, Inc.(a) 11/01/23	6.125%	4,874,000	5,068,960
Equinix, Inc. 01/01/22	5.375%	3,067,000	3,191,597
04/01/23	5.375%	9,350,000	9,630,500
First Data Corp. 01/15/21	12.625%	6,815,000	7,982,069
06/15/21	10.625%	986,000	1,114,180
First Data Corp.(a) 06/15/19	7.375%	5,694,000	5,921,760
11/01/20	6.750%	4,949,000	5,276,871
01/15/21	8.250%	7,288,000	7,770,830

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goodman Networks, Inc. 07/01/18	12.125%	2,555,000	2,197,300
MSCI, Inc.(a) 11/15/24	5.250%	5,011,000	5,230,231
NCR Corp. 12/15/23	6.375%	1,820,000	1,874,600
NXP BV/Funding LLC(a) 02/15/21	5.750%	5,445,000	5,744,475
Qualitytech LP/Finance Corp. 08/01/22	5.875%	3,345,000	3,411,900
Riverbed Technology, Inc.(a) 03/01/23	8.875%	4,215,000	4,209,731
VeriSign, Inc. 05/01/23	4.625%	3,743,000	3,696,213
VeriSign, Inc.(a) 04/01/25	5.250%	4,433,000	4,521,660
Zebra Technologies Corp. 10/15/22	7.250%	5,848,000	6,345,080
Total			97,725,542
WIRELESS 6.4%
Altice SA(a) 05/15/22	7.750%	8,113,000	8,194,130
02/15/25	7.625%	5,141,000	5,076,738
Crown Castle International Corp. 04/15/22	4.875%	1,994,000	2,068,775
01/15/23	5.250%	6,525,000	6,878,981
Numericable-SFR(a) 05/15/19	4.875%	3,325,000	3,344,950
05/15/22	6.000%	8,271,000	8,343,371
Plantronics, Inc.(a) 05/31/23	5.500%	2,867,000	2,910,005
SBA Telecommunications, Inc. 07/15/20	5.750%	4,859,000	5,101,950
Sprint Communications, Inc. 08/15/20	7.000%	766,000	781,320
11/15/21	11.500%	4,050,000	4,920,750
Sprint Communications, Inc.(a) 11/15/18	9.000%	18,977,000	21,752,386
03/01/20	7.000%	2,555,000	2,820,081
Sprint Corp. 09/15/21	7.250%	4,383,000	4,410,394
09/15/23	7.875%	3,733,000	3,796,088
06/15/24	7.125%	2,918,000	2,823,165
02/15/25	7.625%	3,143,000	3,083,094
T-Mobile USA, Inc. 04/28/21	6.633%	6,228,000	6,640,916
01/15/22	6.125%	2,417,000	2,534,829

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/28/22	6.731%	1,126,000	1,199,190
03/01/23	6.000%	5,291,000	5,492,719
04/01/23	6.625%	4,656,000	4,900,440
01/15/24	6.500%	2,417,000	2,549,935
03/01/25	6.375%	1,324,000	1,381,925
Wind Acquisition Finance SA(a) 04/30/20	6.500%	6,048,000	6,426,000
07/15/20	4.750%	8,653,000	8,717,898
04/23/21	7.375%	4,756,000	4,958,130
Total			131,108,160
WIRELINES 4.3%
CenturyLink, Inc. 06/15/21	6.450%	9,793,000	10,441,786
03/15/22	5.800%	1,706,000	1,748,650
CenturyLink, Inc.(a) 04/01/25	5.625%	4,098,000	3,959,693
Frontier Communications Corp. 03/15/19	7.125%	1,309,000	1,390,813
07/01/21	9.250%	2,492,000	2,728,740
09/15/21	6.250%	822,000	791,689
04/15/22	8.750%	3,150,000	3,287,813
04/15/24	7.625%	4,048,000	3,896,200
01/15/25	6.875%	11,803,000	10,770,237
Level 3 Communications, Inc. 12/01/22	5.750%	3,994,000	4,078,872
Level 3 Financing, Inc. 06/01/20	7.000%	4,765,000	5,104,506
01/15/21	6.125%	2,848,000	3,018,880
08/15/22	5.375%	6,190,000	6,329,275
Telecom Italia Capital SA 06/18/19	7.175%	6,460,000	7,315,950
Telecom Italia SpA(a) 05/30/24	5.303%	3,017,000	3,125,612
Windstream Services LLC 10/15/20	7.750%	2,853,000	2,899,361
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	1,907,000	2,154,910
Zayo Group LLC/Capital, Inc.(a) 04/01/23	6.000%	13,887,000	13,984,070
05/15/25	6.375%	912,000	914,280
Total			87,941,337
Total Corporate Bonds & Notes (Cost: $1,882,569,967)			1,928,008,153

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Municipal Bonds 0.1%

Issuer Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 0.1%
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004(a)(b)(d)(e) 10/01/11	13.000%	3,250,000	1,623,213
Total Municipal Bonds (Cost: $3,250,000)			1,623,213

Senior Loans 1.3%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
HEALTH CARE 1.0%
American Renal Holdings, Inc. 2nd Lien Term Loan(f)(g) 03/20/20	8.500%	7,462,000	7,438,718
U.S. Renal Care, Inc.(f)(g) 2nd Lien Term Loan 01/03/20	10.250%	5,065,000	5,109,319
Tranche B1 2nd Lien Term Loan 01/03/20	8.500%	1,996,001	2,020,951
United Surgical Partners International, Inc. Tranche B Term Loan(f)(g) 04/03/19	4.750%	5,217,061	5,217,061
Total			19,786,049
TECHNOLOGY 0.3%
Applied Systems, Inc. 2nd Lien Term Loan(f)(g) 01/24/22	7.500%	666,000	669,330
Riverbed Technology, Inc. Term Loan(c)(f)(g) 04/24/22	6.000%	6,112,459	6,169,794
Total			6,839,124
Total Senior Loans (Cost: $26,330,086)			26,625,173

Common Stocks —%

Issuer	Shares	Value ($)
FINANCIALS —%
Diversified Financial Services —%
Fairlane Management Corp.(d)(h)(i)(j)	50,004	—
Total Financials		—
Total Common Stocks (Cost: $—)		—

Limited Partnerships —%

FINANCIALS —%
Diversified Financial Services —%
Varde Fund V LP(d)(i)(j)	25,000,000	58,585
Total Financials		58,585
Total Limited Partnerships (Cost: $—)		58,585

Money Market Funds 3.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.114%(k)(l)	79,336,300	79,336,300
Total Money Market Funds (Cost: $79,336,300)		79,336,300
Total Investments (Cost: $1,991,486,353)		2,035,651,424
Other Assets & Liabilities, Net		21,396,357
Net Assets		2,057,047,781

At May 31, 2015, cash totaling $267,300 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2015

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE (CBT)	(198)	USD	(25,282,125)	09/2015	—	(105,205)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the value of these securities amounted to $878,595,153 or 42.71% of net assets.

(b)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2015, the value of these securities amounted to $5,644,346, which represents 0.27% of net assets.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at May 31, 2015 was $2,454,962, which represents 0.12% of net assets. Information concerning such security holdings at May 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004 10/01/11 13.000%	10/4/2004	3,250,000
Fairlane Management Corp.	9/23/2002	—
United Artists Theatre Circuit, Inc. 07/01/15 9.300%	12/6/2001	186,067
United Artists Theatre Circuit, Inc. 07/01/15 9.300%	4/3/2002	583,019
Varde Fund V LP	04/27/2000 - 06/19/2000	—	*

  *The original cost for this position was $25,000,000. From September 29, 2004 through May 7, 2005, $25,000,000 was returned to the Fund in the form of return of capital.

(e)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2015, the value of these securities amounted to $1,623,213 or 0.08% of net assets.

(f)  Variable rate security.

(g)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of May 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(h)  Negligible market value.

(i)  Non-income producing investment.

(j)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2015, the value of these securities amounted to $831,749, which represents 0.04% of net assets.

(k)  The rate shown is the seven-day current annualized yield at May 31, 2015.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	68,543,128	1,029,653,296	(1,018,860,124)	79,336,300	81,980	79,336,300

Abbreviation Legend

PIK    Payment-in-Kind

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments
Corporate Bonds & Notes	—	1,927,234,989	773,164		1,928,008,153
Municipal Bonds	—	1,623,213	—		1,623,213
Senior Loans	—	19,494,903	7,130,270		26,625,173
Common Stocks
Financials	—	—	0	(a)	0	(a)
Limited Partnerships
Financials	—	—	58,585		58,585
Money Market Funds	79,336,300	—	—		79,336,300
Total Investments	79,336,300	1,948,353,105	7,962,019		2,035,651,424
Derivatives
Liabilities
Futures Contracts	(105,205)	—	—		(105,205)
Total	79,231,095	1,948,353,105	7,962,019		2,035,546,219

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances

Corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund's pro-rata interest in the limited partnership's capital balance, estimated earnings of the respective company, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund's pro-rata interest would result in a change to the limited partnership's capital balance.

Certain common stock classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions related to the potential actions of the respective company's restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	2,018,456	2,018,456	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,912,150,053)	$1,956,315,124
Affiliated issuers (identified cost $79,336,300)	79,336,300
Total investments (identified cost $1,991,486,353)	2,035,651,424
Cash	29,478
Margin deposits	267,300
Receivable for:
Investments sold	23,657,839
Capital shares sold	7,133,109
Dividends	7,532
Interest	28,953,998
Foreign tax reclaims	59,321
Expense reimbursement due from Investment Manager	1,016
Prepaid expenses	1,052
Trustees' deferred compensation plan	76,021
Total assets	2,095,838,090
Liabilities
Payable for:
Investments purchased	9,720,315
Investments purchased on a delayed delivery basis	17,683,219
Capital shares purchased	3,010,176
Dividend distributions to shareholders	7,681,926
Variation margin	58,780
Investment management fees	31,568
Distribution and/or service fees	11,798
Transfer agent fees	218,176
Administration fees	3,580
Plan administration fees	11,926
Compensation of board members	107,488
Other expenses	175,336
Trustees' deferred compensation plan	76,021
Total liabilities	38,790,309
Net assets applicable to outstanding capital stock	$2,057,047,781
Represented by
Paid-in capital	$2,170,378,558
Undistributed net investment income	(40,803)
Accumulated net realized loss	(157,349,840)
Unrealized appreciation (depreciation) on:
Investments	44,165,071
Futures contracts	(105,205)
Total — representing net assets applicable to outstanding capital stock	$2,057,047,781

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A
Net assets	$1,256,835,466
Shares outstanding	419,935,462
Net asset value per share	$2.99
Maximum offering price per share(a)	$3.14
Class B
Net assets	$9,309,018
Shares outstanding	3,111,773
Net asset value per share	$2.99
Class C
Net assets	$87,005,802
Shares outstanding	29,260,761
Net asset value per share	$2.97
Class I
Net assets	$315,943,687
Shares outstanding	105,700,424
Net asset value per share	$2.99
Class K
Net assets	$57,594,271
Shares outstanding	19,225,923
Net asset value per share	$3.00
Class R
Net assets	$19,515,724
Shares outstanding	6,501,052
Net asset value per share	$3.00
Class R4
Net assets	$14,991,575
Shares outstanding	4,982,553
Net asset value per share	$3.01
Class R5
Net assets	$33,231,004
Shares outstanding	11,139,624
Net asset value per share	$2.98
Class W
Net assets	$43,487,044
Shares outstanding	14,648,921
Net asset value per share	$2.97
Class Y
Net assets	$10,668,479
Shares outstanding	3,573,482
Net asset value per share	$2.99
Class Z
Net assets	$208,465,711
Shares outstanding	69,744,173
Net asset value per share	$2.99

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income
Income:
Dividends — affiliated issuers	$81,980
Interest	116,655,006
Total income	116,736,986
Expenses:
Investment management fees	11,242,538
Distribution and/or service fees
Class A	3,151,612
Class B	121,048
Class C	880,662
Class R	91,254
Class W	168,296
Transfer agent fees
Class A	2,229,787
Class B	21,161
Class C	155,488
Class K	27,903
Class R	32,342
Class R4	21,329
Class R5	16,283
Class W	117,004
Class Z	331,875
Administration fees	1,275,724
Plan administration fees
Class K	139,514
Compensation of board members	41,731
Custodian fees	33,555
Printing and postage fees	192,042
Registration fees	189,613
Professional fees	52,953
Other	43,777
Total expenses	20,577,491
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(147,188)
Fees waived by Distributor — Class C	(47,055)
Expense reductions	(4,244)
Total net expenses	20,379,004
Net investment income	96,357,982
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	27,629,862
Futures contracts	(898,924)
Swap contracts	597,497
Net realized gain	27,328,435
Net change in unrealized appreciation (depreciation) on:
Investments	(60,352,250)
Futures contracts	(137,706)
Net change in unrealized depreciation	(60,489,956)
Net realized and unrealized loss	(33,161,521)
Net increase in net assets resulting from operations	$63,196,461

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015	Year Ended May 31, 2014
Operations
Net investment income	$96,357,982	$104,028,485
Net realized gain	27,328,435	15,947,480
Net change in unrealized appreciation (depreciation)	(60,489,956)	3,470,887
Net increase in net assets resulting from operations	63,196,461	123,446,852
Distributions to shareholders
Net investment income
Class A	(59,892,136)	(72,091,221)
Class B	(485,102)	(907,706)
Class C	(3,562,284)	(4,498,323)
Class I	(13,488,829)	(9,955,980)
Class K	(2,715,891)	(2,954,790)
Class R	(821,255)	(845,333)
Class R4	(593,623)	(547,776)
Class R5	(1,685,875)	(725,714)
Class W	(3,219,701)	(3,480,615)
Class Y	(386,844)	(192,644)
Class Z	(9,300,359)	(8,307,105)
Total distributions to shareholders	(96,151,899)	(104,507,207)
Increase (decrease) in net assets from capital stock activity	84,495,480	(14,905,980)
Total increase in net assets	51,540,042	4,033,665
Net assets at beginning of year	2,005,507,739	2,001,474,074
Net assets at end of year	$2,057,047,781	$2,005,507,739
Undistributed (excess of distributions over) net investment income	$(40,803)	$(171,857)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	77,113,966	230,615,085	72,008,579	214,600,887
Distributions reinvested	16,860,242	50,418,001	19,939,602	59,449,128
Redemptions	(120,791,764)	(360,241,675)	(129,447,082)	(385,190,744)
Net decrease	(26,817,556)	(79,208,589)	(37,498,901)	(111,140,729)
Class B shares
Subscriptions	150,338	450,533	451,098	1,344,548
Distributions reinvested	149,914	448,306	277,690	826,428
Redemptions(a)	(2,340,419)	(6,977,987)	(4,630,935)	(13,770,725)
Net decrease	(2,040,167)	(6,079,148)	(3,902,147)	(11,599,749)
Class C shares
Subscriptions	8,744,252	26,024,769	8,827,287	26,151,165
Distributions reinvested	1,026,330	3,048,722	1,278,800	3,788,371
Redemptions	(12,873,821)	(38,015,637)	(10,349,367)	(30,513,456)
Net decrease	(3,103,239)	(8,942,146)	(243,280)	(573,920)
Class I shares
Subscriptions	50,264,396	149,231,525	22,796,389	67,243,135
Distributions reinvested	4,518,560	13,488,313	3,340,414	9,955,379
Redemptions	(12,438,543)	(37,268,724)	(312,045)	(932,892)
Net increase	42,344,413	125,451,114	25,824,758	76,265,622
Class K shares
Subscriptions	7,266,080	21,718,722	2,283,085	6,865,495
Distributions reinvested	907,462	2,715,470	989,958	2,953,764
Redemptions	(6,807,891)	(20,436,664)	(6,105,532)	(18,105,190)
Net increase (decrease)	1,365,651	3,997,528	(2,832,489)	(8,285,931)
Class R shares
Subscriptions	2,407,791	7,206,804	3,189,252	9,529,959
Distributions reinvested	202,820	608,216	203,883	610,385
Redemptions	(2,269,773)	(6,786,580)	(1,858,997)	(5,568,728)
Net increase	340,838	1,028,440	1,534,138	4,571,616
Class R4 shares
Subscriptions	2,719,886	8,185,847	1,295,724	3,883,467
Distributions reinvested	197,347	593,380	182,472	547,437
Redemptions	(1,330,205)	(3,989,433)	(1,541,919)	(4,617,558)
Net increase (decrease)	1,587,028	4,789,794	(63,723)	(186,654)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	52,110,057	155,674,610	3,894,340	11,615,583
Distributions reinvested	565,791	1,685,683	240,630	718,306
Redemptions	(46,660,212)	(137,878,040)	(4,035,787)	(11,954,329)
Net increase	6,015,636	19,482,253	99,183	379,560
Class W shares
Subscriptions	4,985,031	14,742,158	16,241,285	48,140,991
Distributions reinvested	1,085,422	3,219,227	1,173,557	3,480,307
Redemptions	(16,459,636)	(48,619,685)	(9,453,173)	(28,027,953)
Net increase (decrease)	(10,389,183)	(30,658,300)	7,961,669	23,593,345
Class Y shares
Subscriptions	2,097,972	6,262,088	3,242,085	9,632,898
Distributions reinvested	129,502	386,331	61,181	183,039
Redemptions	(662,886)	(1,983,887)	(1,295,228)	(3,826,856)
Net increase	1,564,588	4,664,532	2,008,038	5,989,081
Class Z shares
Subscriptions	51,773,590	154,723,841	27,962,967	82,847,086
Distributions reinvested	1,186,731	3,546,899	1,399,606	4,172,706
Redemptions	(36,341,640)	(108,300,738)	(27,356,376)	(80,938,013)
Net increase	16,618,681	49,970,002	2,006,197	6,081,779
Total net increase (decrease)	27,486,690	84,495,480	(5,106,557)	(14,905,980)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$3.04		$3.01		$2.78		$2.86		$2.61
Income from investment operations:
Net investment income	0.14		0.16		0.17		0.18		0.20
Net realized and unrealized gain (loss)	(0.05)		0.03		0.23		(0.07)		0.25
Total from investment operations	0.09		0.19		0.40		0.11		0.45
Less distributions to shareholders:
Net investment income	(0.14)		(0.16)		(0.17)		(0.19)		(0.20)
Net realized gains	—		—		—		(0.00	)(a)	—
Total distributions to shareholders	(0.14)		(0.16)		(0.17)		(0.19)		(0.20)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$2.99		$3.04		$3.01		$2.78		$2.86
Total return	3.12%		6.55%		14.55%		3.99	%(b)	17.61%
Ratios to average net assets(c)
Total gross expenses	1.08%		1.07%		1.08%		1.08%		1.08%
Total net expenses(d)	1.07	%(e)	1.07	%(e)	1.07	%(e)	1.04	%(e)	1.06%
Net investment income	4.76%		5.36%		5.72%		6.54%		7.16%
Supplemental data
Net assets, end of period (in thousands)	$1,256,835		$1,357,909		$1,457,415		$1,170,173		$1,339,628
Portfolio turnover	64%		63%		81%		76%		96%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$3.04		$3.01		$2.78		$2.86		$2.61
Income from investment operations:
Net investment income	0.12		0.14		0.15		0.16		0.18
Net realized and unrealized gain (loss)	(0.05)		0.03		0.22		(0.07)		0.25
Total from investment operations	0.07		0.17		0.37		0.09		0.43
Less distributions to shareholders:
Net investment income	(0.12)		(0.14)		(0.14)		(0.17)		(0.18)
Net realized gains	—		—		—		(0.00	)(a)	—
Total distributions to shareholders	(0.12)		(0.14)		(0.14)		(0.17)		(0.18)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$2.99		$3.04		$3.01		$2.78		$2.86
Total return	2.35%		5.75%		13.69%		3.20	%(b)	16.71%
Ratios to average net assets(c)
Total gross expenses	1.83%		1.82%		1.82%		1.84%		1.84%
Total net expenses(d)	1.82	%(e)	1.82	%(e)	1.82	%(e)	1.79	%(e)	1.82%
Net investment income	4.02%		4.63%		4.99%		5.77%		6.45%
Supplemental data
Net assets, end of period (in thousands)	$9,309		$15,652		$27,239		$34,361		$62,820
Portfolio turnover	64%		63%		81%		76%		96%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$3.02		$2.99		$2.76		$2.84		$2.59
Income from investment operations:
Net investment income	0.12		0.14		0.15		0.16		0.18
Net realized and unrealized gain (loss)	(0.05)		0.03		0.22		(0.08)		0.25
Total from investment operations	0.07		0.17		0.37		0.08		0.43
Less distributions to shareholders:
Net investment income	(0.12)		(0.14)		(0.14)		(0.16)		(0.18)
Net realized gains	—		—		—		(0.00	)(a)	—
Total distributions to shareholders	(0.12)		(0.14)		(0.14)		(0.16)		(0.18)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$2.97		$3.02		$2.99		$2.76		$2.84
Total return	2.38%		5.92%		13.78%		3.20	%(b)	16.80%
Ratios to average net assets(c)
Total gross expenses	1.83%		1.82%		1.83%		1.83%		1.84%
Total net expenses(d)	1.78	%(e)	1.67	%(e)	1.80	%(e)	1.79	%(e)	1.82%
Net investment income	4.06%		4.76%		4.98%		5.79%		6.42%
Supplemental data
Net assets, end of period (in thousands)	$87,006		$97,714		$97,487		$75,596		$76,237
Portfolio turnover	64%		63%		81%		76%		96%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$3.03	$3.00	$2.78	$2.86		$2.60
Income from investment operations:
Net investment income	0.15	0.17	0.18	0.19		0.21
Net realized and unrealized gain (loss)	(0.04)	0.03	0.22	(0.07)		0.26
Total from investment operations	0.11	0.20	0.40	0.12		0.47
Less distributions to shareholders:
Net investment income	(0.15)	(0.17)	(0.18)	(0.20)		(0.21)
Net realized gains	—	—	—	(0.00	)(a)	—
Total distributions to shareholders	(0.15)	(0.17)	(0.18)	(0.20)		(0.21)
Proceeds from regulatory settlements	—	—	—	0.00	(a)	—
Net asset value, end of period	$2.99	$3.03	$3.00	$2.78		$2.86
Total return	3.88%	6.99%	14.64%	4.38	%(b)	18.52%
Ratios to average net assets(c)
Total gross expenses	0.65%	0.66%	0.66%	0.66%		0.68%
Total net expenses(d)	0.65%	0.66%	0.66%	0.66%		0.68%
Net investment income	5.18%	5.76%	6.15%	6.91%		7.53%
Supplemental data
Net assets, end of period (in thousands)	$315,944	$192,255	$112,742	$141,388		$132,684
Portfolio turnover	64%	63%	81%	76%		96%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class K	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$3.04	$3.01	$2.79	$2.86		$2.61
Income from investment operations:
Net investment income	0.15	0.16	0.17	0.18		0.20
Net realized and unrealized gain (loss)	(0.04)	0.03	0.22	(0.06)		0.25
Total from investment operations	0.11	0.19	0.39	0.12		0.45
Less distributions to shareholders:
Net investment income	(0.15)	(0.16)	(0.17)	(0.19)		(0.20)
Net realized gains	—	—	—	(0.00	)(a)	—
Total distributions to shareholders	(0.15)	(0.16)	(0.17)	(0.19)		(0.20)
Proceeds from regulatory settlements	—	—	—	0.00	(a)	—
Net asset value, end of period	$3.00	$3.04	$3.01	$2.79		$2.86
Total return	3.58%	6.67%	14.26%	4.44	%(b)	17.74%
Ratios to average net assets(c)
Total gross expenses	0.95%	0.96%	0.96%	0.96%		0.96%
Total net expenses(d)	0.95%	0.96%	0.96%	0.96%		0.96%
Net investment income	4.88%	5.48%	5.84%	6.62%		7.27%
Supplemental data
Net assets, end of period (in thousands)	$57,594	$54,345	$62,347	$63,276		$61,282
Portfolio turnover	64%	63%	81%	76%		96%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$3.05		$3.02		$2.79		$2.87		$2.62
Income from investment operations:
Net investment income	0.13		0.15		0.16		0.17		0.19
Net realized and unrealized gain (loss)	(0.05)		0.03		0.23		(0.07)		0.25
Total from investment operations	0.08		0.18		0.39		0.10		0.44
Less distributions to shareholders:
Net investment income	(0.13)		(0.15)		(0.16)		(0.18)		(0.19)
Net realized gains	—		—		—		(0.00	)(a)	—
Total distributions to shareholders	(0.13)		(0.15)		(0.16)		(0.18)		(0.19)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$3.00		$3.05		$3.02		$2.79		$2.87
Total return	2.87%		6.28%		14.24%		3.75	%(b)	17.23%
Ratios to average net assets(c)
Total gross expenses	1.33%		1.32%		1.33%		1.33%		1.36%
Total net expenses(d)	1.32	%(e)	1.32	%(e)	1.32	%(e)	1.29	%(e)	1.35%
Net investment income	4.51%		5.10%		5.45%		6.29%		6.86%
Supplemental data
Net assets, end of period (in thousands)	$19,516		$18,782		$13,967		$7,582		$7,156
Portfolio turnover	64%		63%		81%		76%		96%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2015		2014		2013	2012		2011
Per share data
Net asset value, beginning of period	$3.06		$3.03		$2.80	$2.88		$2.62
Income from investment operations:
Net investment income	0.15		0.17		0.17	0.18		0.20
Net realized and unrealized gain (loss)	(0.05)		0.03		0.23	(0.08)		0.26
Total from investment operations	0.10		0.20		0.40	0.10		0.46
Less distributions to shareholders:
Net investment income	(0.15)		(0.17)		(0.17)	(0.18)		(0.20)
Net realized gains	—		—		—	(0.00	)(a)	—
Total distributions to shareholders	(0.15)		(0.17)		(0.17)	(0.18)		(0.20)
Proceeds from regulatory settlements	—		—		—	0.00	(a)	—
Net asset value, end of period	$3.01		$3.06		$3.03	$2.80		$2.88
Total return	3.38%		6.81%		14.59%	3.83	%(b)	17.81%
Ratios to average net assets(c)
Total gross expenses	0.83%		0.82%		0.97%	1.21%		1.21%
Total net expenses(d)	0.82	%(e)	0.82	%(e)	0.97%	1.21%		1.21%
Net investment income	5.01%		5.60%		5.82%	6.37%		6.99%
Supplemental data
Net assets, end of period (in thousands)	$14,992		$10,379		$10,468	$8,176		$7,418
Portfolio turnover	64%		63%		81%	76%		96%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$3.04	$3.01	$2.78	$2.86		$2.61
Income from investment operations:
Net investment income	0.15	0.17	0.18	0.19		0.21
Net realized and unrealized gain (loss)	(0.06)	0.03	0.23	(0.07)		0.25
Total from investment operations	0.09	0.20	0.41	0.12		0.46
Less distributions to shareholders:
Net investment income	(0.15)	(0.17)	(0.18)	(0.20)		(0.21)
Net realized gains	—	—	—	(0.00	)(a)	—
Total distributions to shareholders	(0.15)	(0.17)	(0.18)	(0.20)		(0.21)
Proceeds from regulatory settlements	—	—	—	0.00	(a)	—
Net asset value, end of period	$2.98	$3.04	$3.01	$2.78		$2.86
Total return	3.15%	6.93%	14.96%	4.32	%(b)	18.02%
Ratios to average net assets(c)
Total gross expenses	0.71%	0.71%	0.71%	0.71%		0.73%
Total net expenses(d)	0.71%	0.71%	0.71%	0.71%		0.72%
Net investment income	5.12%	5.71%	6.06%	6.76%		7.48%
Supplemental data
Net assets, end of period (in thousands)	$33,231	$15,564	$15,124	$8,675		$11,384
Portfolio turnover	64%	63%	81%	76%		96%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$3.02		$2.99		$2.76		$2.84		$2.59
Income from investment operations:
Net investment income	0.14		0.16		0.17		0.18		0.20
Net realized and unrealized gain (loss)	(0.05)		0.03		0.23		(0.07)		0.25
Total from investment operations	0.09		0.19		0.40		0.11		0.45
Less distributions to shareholders:
Net investment income	(0.14)		(0.16)		(0.17)		(0.19)		(0.20)
Net realized gains	—		—		—		(0.00	)(a)	—
Total distributions to shareholders	(0.14)		(0.16)		(0.17)		(0.19)		(0.20)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$2.97		$3.02		$2.99		$2.76		$2.84
Total return	3.11%		6.54%		14.61%		3.97	%(b)	17.65%
Ratios to average net assets(c)
Total gross expenses	1.08%		1.07%		1.08%		1.11%		1.10%
Total net expenses(d)	1.07	%(e)	1.07	%(e)	1.07	%(e)	1.05	%(e)	1.09%
Net investment income	4.79%		5.32%		5.72%		6.59%		7.16%
Supplemental data
Net assets, end of period (in thousands)	$43,487		$75,524		$50,998		$44,832		$89,506
Portfolio turnover	64%		63%		81%		76%		96%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$3.03	$3.00	$2.92
Income from investment operations:
Net investment income	0.15	0.17	0.10
Net realized and unrealized gain (loss)	(0.04)	0.03	0.08
Total from investment operations	0.11	0.20	0.18
Less distributions to shareholders:
Net investment income	(0.15)	(0.17)	(0.10)
Total distributions to shareholders	(0.15)	(0.17)	(0.10)
Net asset value, end of period	$2.99	$3.03	$3.00
Total return	3.89%	6.98%	6.16%
Ratios to average net assets(b)
Total gross expenses	0.65%	0.66%	0.58	%(c)
Total net expenses(d)	0.65%	0.66%	0.58	%(c)
Net investment income	5.18%	5.71%	6.06	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10,668	$6,091	$3
Portfolio turnover	64%	63%	81%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$3.04		$3.01		$2.78		$2.85		$2.72
Income from investment operations:
Net investment income	0.15		0.17		0.17		0.18		0.14
Net realized and unrealized gain (loss)	(0.05)		0.03		0.23		(0.06)		0.12
Total from investment operations	0.10		0.20		0.40		0.12		0.26
Less distributions to shareholders:
Net investment income	(0.15)		(0.17)		(0.17)		(0.19)		(0.13)
Net realized gains	—		—		—		(0.00	)(b)	—
Total distributions to shareholders	(0.15)		(0.17)		(0.17)		(0.19)		(0.13)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—
Net asset value, end of period	$2.99		$3.04		$3.01		$2.78		$2.85
Total return	3.37%		6.81%		14.84%		4.59	%(c)	9.87%
Ratios to average net assets(d)
Total gross expenses	0.83%		0.82%		0.82%		0.80%		0.73	%(e)
Total net expenses(f)	0.82	%(g)	0.82	%(g)	0.82	%(g)	0.78	%(g)	0.73	%(e)
Net investment income	5.01%		5.58%		5.86%		6.58%		7.37	%(e)
Supplemental data
Net assets, end of period (in thousands)	$208,466		$161,293		$153,684		$35,492		$12,526
Portfolio turnover	64%		63%		81%		76%		96%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposures), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a

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COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract

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COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage the Fund's cash position. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2015:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	105,205	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	597,497	597,497
Interest rate risk	(898,924)	—	(898,924)
Total	(898,924)	597,497	(301,427)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(137,706)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2015:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Short	26,934,466
Credit default swap contracts — sell protection	4,950,000

*Based on the ending quarterly outstanding amounts for the year ended May 31, 2015.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.59% to 0.36% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.56% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2015, other expenses paid by the Fund to this company were $4,239.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.17
Class C	0.18
Class K	0.05
Class R	0.18
Class R4	0.18
Class R5	0.05
Class W	0.17
Class Z	0.18

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At May 31, 2015, the Fund's total potential future obligation over the life of the Guaranty is $105,960. The liability remaining at May 31, 2015 for non-recurring charges associated with the lease amounted to $56,330 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $4,244.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. Prior to October 1, 2014, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.60% annually of the average daily net assets attributable to Class C shares.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,480,000 and $7,056,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $650,834 for Class A, $3,341 for Class B and $4,258 for Class C shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective October 1, 2014	Contractual Expense Cap Prior to October 1, 2014
Class A	1.07%	1.07%
Class B	1.82	1.82
Class C	1.82	1.82
Class I	0.70	0.70
Class K	1.00	1.00
Class R	1.32	1.32
Class R4	0.82	0.82
Class R5	0.75	0.75
Class W	1.07	1.07
Class Y	0.70	0.70
Class Z	0.82	0.82

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, investments in partnerships, derivative investments and swap reclassifications. To the extent these differences are permanent, reclassifications are made among the

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(75,029)
Accumulated net realized loss	3,561,419
Paid-in capital	(3,486,390)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2015	2014
Ordinary income	$96,151,899	$104,507,207

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,282,536
Capital loss carryforwards	(157,390,448)
Net unrealized appreciation	44,105,847

At May 31, 2015, the cost of investments for federal income tax purposes was $1,991,545,577 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$60,190,893
Unrealized depreciation	(16,085,046)
Net unrealized appreciation	44,105,847

The following capital loss carryforwards, determined at May 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	1,222,449
2017	101,035,752
2018	55,132,247
Total	157,390,448

For the year ended May 31, 2015, $26,352,125 of capital loss carryforward was utilized and $3,485,292 was permanently lost.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements.

However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,318,177,933 and $1,228,992,873, respectively, for the year ended May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, affiliated shareholders of record owned 65.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation,

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Bond Fund (the "Fund," a series of Columbia Funds Series Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, brokers, transfer agent and agent banks, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 23, 2015

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia High Yield Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.
Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015

COLUMBIA HIGH YIELD BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015

Columbia High Yield Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN160_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

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PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	18
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	24
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	47
Trustees and Officers	48
Approval of Investment Management Services Agreement	53
Important Information About This Report	55

Annual Report 2015

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia U.S. Government Mortgage Fund (the Fund) Class A shares returned 3.80% excluding sales charges for the 12-month period that ended May 31, 2015.

■  During the same 12-month period, the Fund outperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, which returned 3.34%.

■  The Fund's performance was helped by an underweighting of GNMA (Government National Mortgage Association) securities within government agency mortgages, as well as a non-benchmark allocation to higher yielding, non-agency mortgage pools.

Average Annual Total Returns (%) (for period ended May 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	02/14/02
Excluding sales charges		3.80	5.13	5.00
Including sales charges		0.68	4.49	4.68
Class B	02/14/02
Excluding sales charges		3.23	4.38	4.23
Including sales charges		-1.77	4.04	4.23
Class C	02/14/02
Excluding sales charges		3.04	4.38	4.23
Including sales charges		2.04	4.38	4.23
Class I	03/04/04	4.21	5.57	5.41
Class K	02/14/02	3.89	5.21	5.32
Class R4*	11/08/12	4.07	5.26	5.06
Class R5*	11/08/12	4.15	5.31	5.09
Class W*	06/18/12	3.80	5.14	4.97
Class Y*	10/01/14	4.08	5.19	5.03
Class Z*	09/27/10	4.07	5.43	5.14
Barclays U.S. Mortgage-Backed Securities Index		3.34	3.28	4.68

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 4.75% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2005 – May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At May 31, 2015, approximately 48% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2015, the Fund's Class A shares returned 3.80% excluding sales charges. The Fund's benchmark, the Barclays U.S. Mortgage-Backed Securities Index, returned 3.34% over the same period. The Fund's underweighting of GNMA securities within government agency mortgages added to relative performance, as did a non-benchmark allocation to higher yielding, non-agency mortgage pools.

Low U.S. Rates Supported by Demand from Global Investors

Entering the period, the bond market appeared to be comfortable with the trajectory of the U.S. Federal Reserve (the Fed), as it continued to taper its longer term bond purchases towards zero while actively monitoring conditions with an eye toward beginning to hike its benchmark short-term interest rate. In fact, longer-term rates generally drifted downward, despite the looming inevitability of Fed policy normalization. Even as the Fed was preparing to tighten its policy, the European Central Bank, Bank of Japan, and Peoples Bank of China stepped up efforts to stimulate their respective economies. The result of these diverging central bank policies was increased support for the dollar against other leading currencies and a preference on the part of investors globally for U.S. financial assets.

The global demand for U.S. assets was also supported by a deteriorating geopolitical backdrop that drove a flight to safety during the period. The ongoing Russia-Ukraine standoff, the rise of a militant fundamentalist group in Iraq and Syria, and a resurgence in the Israeli-Palestinian conflict all contributed to an increase in investor risk aversion. Risk sentiment was further undermined by a collapse in crude oil prices over the latter part of 2014, which resulted in energy-related areas of the bond market being severely punished by investors, along with bonds in a number of emerging markets heavily dependent on oil exports.

In its March statement, the Fed removed the reference to remaining "patient" on monetary policy, but signaled that any subsequent hikes would be incremental and dependent on incoming economic data. Investors continued to respond favorably to the Fed's measured approach, leading to a further decline in Treasury yields.

The U.S. Treasury yield curve flattened over the 12 month period ended May 31, 2015, as rates rose modestly on shorter maturities while experiencing significant declines farther out along the curve. Despite lower interest rates, mortgage prepayments remained subdued over most of the period, as home value increases were generally modest and credit

Portfolio Management

Jason Callan

Tom Heuer, CFA

Quality Breakdown (%) (at May 31, 2015)
AAA rating	81.3
AA rating	1.4
A rating	1.5
BBB rating	0.8
BB rating	1.0
B rating	0.4
CCC rating	0.0	(a)
Not rated	13.6
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015
5

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at May 31, 2015)
Asset-Backed Securities — Non-Agency	4.8
Commercial Mortgage-Backed Securities — Agency	1.3
Commercial Mortgage-Backed Securities — Non-Agency	4.1
Money Market Funds	1.5
Options Purchased Puts	0.2
Repurchase Agreements	2.0
Residential Mortgage-Backed Securities — Agency	76.8
Residential Mortgage-Backed Securities — Non-Agency	9.3
U.S. Government & Agency Obligations	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. Government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. See the Fund's prospectus for information on these and other risks.

conditions remained tight. The combination of declining interest rates and low prepayments supported positive returns for mortgage-backed securities.

Allocations within Mortgage Market Add to Fund Results

Throughout the period, at least 80% of the Fund's net assets were invested in agency mortgages. Within this allocation, the Fund's performance relative to the benchmark was supported by an underweighting of GNMA securities. GNMA valuations were adversely impacted during the period by a reduction in the ongoing insurance premiums charged to borrowers on underlying mortgages, which led investors to become concerned over a potential increase in prepayments.

The Fund maintained a tilt toward mortgage pools with characteristics such as relatively high loan-to-value ratios that can provide a degree of protection against prepayment of the underlying mortgages. This positioning added to the Fund's relative return as investors were willing to pay a premium for these pools as interest rates fell and the incentive for borrowers to refinance increased.

The Fund held an out-of-benchmark allocation in non-agency mortgage-backed securities. As these mortgages lack any backing, explicit or implicit, from the federal government, their values are more dependent on the health of the housing market than is the case with agency mortgages. This allocation added to performance as non-agency mortgages were supported over the period by continued, if gradual, strengthening in housing, as well as ongoing low supply of new issues.

The Fund used two types of derivative securities investments during the period in an effort to control risks. We invested in Treasury futures contracts to reduce the risk that rising interest rates would undermine prices of securities in the portfolio. These futures contracts had an overall positive impact on Fund performance. We also invested in options on interest rate swaps seeking both to reduce the risk of rising interest rates and to protect against market volatility. These options had an overall negative impact on Fund performance.

Looking Ahead

At some point in the next few quarters, we expect the Fed will begin to gradually tighten monetary policy, initially through adjusting upward its benchmark short-term lending rate and eventually by discontinuing its reinvestment of principal payments into the agency mortgage market. The Fund is positioned at this time in anticipation of a moderate increase in rates overall and continued flattening of the yield curve as short rates should feel most directly the impact of the Fed's policy shift. We do not currently anticipate a meaningful uptick in prepayments over the near-term, given the current stringent credit standards and the likelihood that mortgage rates will drift higher out on the curve as the Fed removes its support. We currently intend to maintain a significant position in non-agency mortgage-backed securities, which we believe may continue to benefit from low supply and continued improvement in the housing market.

Annual Report 2015
6

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.60	1,020.54	4.42	4.43	0.88
Class B	1,000.00	1,000.00	1,014.70	1,016.80	8.19	8.20	1.63
Class C	1,000.00	1,000.00	1,012.80	1,016.80	8.18	8.20	1.63
Class I	1,000.00	1,000.00	1,018.50	1,022.44	2.52	2.52	0.50
Class K	1,000.00	1,000.00	1,017.00	1,020.94	4.02	4.03	0.80
Class R4	1,000.00	1,000.00	1,017.90	1,021.79	3.17	3.18	0.63
Class R5	1,000.00	1,000.00	1,020.10	1,022.19	2.77	2.77	0.55
Class W	1,000.00	1,000.00	1,016.50	1,020.54	4.42	4.43	0.88
Class Y	1,000.00	1,000.00	1,018.60	1,022.44	2.52	2.52	0.50
Class Z	1,000.00	1,000.00	1,017.90	1,021.79	3.17	3.18	0.63

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities —
Agency(a) 98.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. 06/01/15	7.500%	1,010	1,010
12/01/16 - 08/01/34	6.500%	800,164	910,046
04/01/17	7.000%	42,022	43,345
10/01/17 - 06/01/31	8.000%	163,511	188,555
01/01/20	10.500%	11,230	11,299
10/01/24 - 04/01/40	5.000%	19,364,744	21,615,909
01/01/30 - 06/01/33	5.500%	10,989,037	12,412,576
04/01/33 - 11/01/37	6.000%	4,255,783	4,875,317
07/01/39 - 08/01/41	4.500%	31,647,289	34,775,960
04/01/41 - 06/01/45	4.000%	31,225,046	33,664,666
01/01/42 - 12/01/44	3.500%	211,789,431	222,163,915
Federal Home Loan Mortgage Corp.(b) CMO Series 4119 Class SP 10/15/42	2.465%	4,414,736	4,287,849
Federal Home Loan Mortgage Corp.(b)(c) CMO IO STRIPS Series 280 Class S1 09/15/42	5.814%	20,698,165	4,425,069
CMO IO STRIPS Series 309 Class S4 08/15/43	5.784%	20,895,966	5,214,384
CMO IO STRIPS Series 312 Class S1 09/15/43	5.764%	12,705,392	3,219,752
CMO IO STRIPS Series 326 Class S1 03/15/44	5.814%	9,258,190	2,317,476
CMO IO STRIPS Series 337 Class S1 09/15/44	5.864%	16,559,450	4,332,935
CMO IO Series 264 Class S1 07/15/42	5.764%	20,389,185	4,847,544
CMO IO Series 272 Class S1 08/15/42	5.814%	42,847,567	10,671,977
CMO IO Series 2957 Class SW 04/15/35	5.814%	2,853,994	499,454
CMO IO Series 311 Class S1 08/15/43	5.764%	61,863,662	13,771,247
CMO IO Series 318 Class S1 11/15/43	5.764%	14,118,389	3,667,734
CMO IO Series 326 Class S2 03/15/44	5.764%	35,948,626	8,805,204
CMO IO Series 3280 Class SI 02/15/37	6.254%	2,167,475	237,447
CMO IO Series 336 Class 30 08/15/44	5.864%	14,032,860	3,713,390
CMO IO Series 3453 Class W 12/15/32	7.219%	9,067,804	1,889,403
CMO IO Series 3630 Class AI 03/15/17	1.931%	359,340	8,776
CMO IO Series 3761 Class KS 06/15/40	5.814%	2,760,252	324,945
CMO IO Series 3913 Class SW 09/15/40	6.414%	8,065,794	1,353,927
CMO IO Series 4068 Class GI 09/15/36	1.856%	24,377,937	1,847,406
CMO IO Series 4094 Class SY 08/15/42	5.894%	20,895,653	4,112,405

Residential Mortgage-Backed Securities —
Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 4107 Class KS 06/15/38	1.845%	17,624,467	1,346,522
CMO IO Series 4174 Class SB 05/15/39	6.014%	32,056,513	5,564,418
CMO IO Series 4175 Class ES 06/15/38	5.964%	10,194,406	1,334,436
CMO IO Series 4183 Class AS 04/15/39	5.964%	9,650,289	1,585,607
CMO IO Series 4223 Class DS 12/15/38	5.914%	6,291,304	1,085,837
CMO IO Series 4286 Class NS 12/15/43	5.714%	7,516,691	1,888,627
Federal Home Loan Mortgage Corp.(c) CMO IO Series 304 Class C69 12/15/42	4.000%	8,822,715	1,763,782
CMO IO Series 329 Class C5 06/15/43	3.500%	12,306,043	2,544,354
CMO IO Series 3786 Class PI 12/15/37	4.500%	6,008,950	443,653
CMO IO Series 3800 Class HI 01/15/40	4.500%	6,369,969	840,010
CMO IO Series 3807 Class NI 11/15/35	4.500%	18,613,199	833,469
CMO IO Series 4098 Class AI 05/15/39	3.500%	12,504,945	1,740,263
CMO IO Series 4120 Class AI 11/15/39	3.500%	14,239,305	1,772,831
CMO IO Series 4121 Class IA 01/15/41	3.500%	12,981,768	2,106,066
CMO IO Series 4122 Class JI 12/15/40	4.000%	10,677,365	1,642,264
CMO IO Series 4139 Class CI 05/15/42	3.500%	8,304,179	1,128,795
CMO IO Series 4147 Class CI 01/15/41	3.500%	14,707,032	2,462,890
CMO IO Series 4148 Class BI 02/15/41	4.000%	10,796,522	1,336,930
CMO IO Series 4177 Class IY 03/15/43	4.000%	19,131,725	4,629,594
CMO IO Series 4182 Class DI 05/15/39	3.500%	27,175,892	4,157,042
CMO IO Series 4213 Class DI 06/15/38	3.500%	19,006,785	2,514,229
CMO IO Series 4215 Class IL 07/15/41	3.500%	16,031,078	1,974,912
Federal Home Loan Mortgage Corp.(d) 05/01/45	3.500%	20,385,613	21,286,999
06/11/45	4.000%	9,500,000	10,133,942
06/11/45	4.500%	5,300,000	5,757,125
Federal National Mortgage Association 11/01/15	8.000%	80	80
08/01/16 - 10/01/37	6.500%	10,400,014	12,056,498
01/01/17 - 09/01/28	7.500%	194,717	216,992
11/01/22 - 09/01/38	6.000%	9,012,288	10,367,696

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Residential Mortgage-Backed Securities —
Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/01/23 - 04/01/41	5.500%	29,881,728	34,235,103
06/01/25 - 06/01/44	4.500%	189,000,033	207,437,308
02/01/27 - 06/01/43	3.000%	180,042,773	184,187,818
05/01/27	2.500%	19,366,503	19,880,094
04/01/29 - 06/11/45	5.000%	85,458,801	95,674,426
10/01/31	9.500%	86,572	92,395
11/01/37	8.500%	35,122	38,865
11/01/40 - 10/01/44	4.000%	90,563,409	97,464,875
03/01/42 - 12/01/44	3.500%	104,798,626	110,146,274
Federal National Mortgage Association(b)(c) CMO IO Series 2003-117 Class KS 08/25/33	6.915%	3,903,142	269,172
CMO IO Series 2006-5 Class N1 08/25/34	1.908%	18,231,894	513,242
CMO IO Series 2006-5 Class N2 02/25/35	1.947%	70,387,529	3,252,699
CMO IO Series 2007-54 Class DI 06/25/37	5.915%	21,655,291	4,424,120
CMO IO Series 2012-80 Class DS 06/25/39	6.465%	10,597,243	1,764,437
CMO IO Series 2012-97 Class SB 09/25/42	5.815%	11,237,842	2,320,658
CMO IO Series 2013-13 Class SA 03/25/43	5.965%	21,829,254	5,303,987
CMO IO Series 2013-97 Class SB 06/25/32	5.915%	15,484,924	2,458,733
Federal National Mortgage Association(c) CMO IO STRIPS Series 417 Class C5 02/25/43	3.500%	9,944,308	1,980,782
CMO IO Series 2012-118 Class BI 12/25/39	3.500%	44,618,879	6,603,799
CMO IO Series 2012-121 Class GI 08/25/39	3.500%	14,118,046	1,910,028
CMO IO Series 2012-129 Class IC 01/25/41	3.500%	18,485,602	2,927,568
CMO IO Series 2012-133 Class EI 07/25/31	3.500%	8,521,542	1,090,442
CMO IO Series 2012-134 Class AI 07/25/40	3.500%	31,224,639	4,240,087
CMO IO Series 2012-144 Class HI 07/25/42	3.500%	7,451,608	1,040,549
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	18,444,679	2,684,203
CMO IO Series 2013-1 Class AI 02/25/43	3.500%	7,875,883	1,343,981
CMO IO Series 2013-1 Class BI 02/25/40	3.500%	6,332,081	864,607
CMO IO Series 2013-16 Class IO 01/25/40	3.500%	20,675,115	3,653,227
CMO IO Series 2013-41 Class IY 05/25/40	3.500%	24,299,396	2,693,345
CMO IO Series 2013-6 Class MI 02/25/40	3.500%	11,539,984	1,662,063

Residential Mortgage-Backed Securities —
Agency(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(d) 06/16/30 - 06/11/45	3.000%	67,250,000	69,298,154
06/16/30 - 06/11/45	3.500%	153,750,000	161,762,876
06/11/45	4.000%	161,000,000	171,927,279
Federal National Mortgage Association(e) 08/01/38	5.500%	5,125,607	5,854,281
Government National Mortgage Association 03/15/30	7.000%	32,600	32,918
12/15/31 - 02/15/32	6.500%	247,122	289,109
12/15/32 - 11/20/41	6.000%	10,399,386	12,012,002
09/15/33 - 08/20/40	5.000%	27,305,591	30,619,289
06/18/45	3.000%	65,000,000	66,611,038
06/18/45	3.500%	61,500,000	64,600,209
Government National Mortgage Association(c) CMO IO Series 2012-121 Class PI 09/16/42	4.500%	12,451,570	2,024,522
CMO IO Series 2012-129 Class AI 08/20/37	3.000%	17,011,453	2,194,037
Vendee Mortgage Trust(b)(c) CMO IO Series 1998-1 Class 2IO 03/15/28	0.341%	2,262,285	18,652
CMO IO Series 1998-3 Class IO 03/15/29	0.118%	2,767,032	4,028
Total Residential Mortgage-Backed Securities — Agency (Cost: $1,881,948,944)			1,904,134,066
Residential Mortgage-Backed Securities — Non-Agency 11.9%
AJAX Mortgage Loan Trust CMO Series 2014-B Class A(b)(f) 08/25/54	3.850%	11,548,883	11,552,348
ASG Resecuritization Trust(b)(f) CMO Series 2013-2 Class 1A60 12/28/35	2.422%	4,188,360	4,142,074
CMO Series 2013-2 Class 2A70 11/28/35	2.383%	3,056,161	2,972,109
Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(f) 05/25/47	4.000%	9,587,945	9,928,279
BCAP LLC Trust(b)(f) 07/26/36	2.676%	5,043,291	5,028,842
CMO Series 2010-RR12 Class 3A7 08/26/37	5.000%	4,011,728	4,102,237
CMO Series 2013-RR4 Class 2A1 05/26/47	2.770%	3,133,888	3,138,511
CMO Series 2014-RR3 Class 3A1 07/26/36	0.322%	3,212,742	3,053,228
Series 2012-RR10 Class 2A1 09/26/36	2.623%	6,678,910	6,723,251

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-RR1 Class 10A1 10/26/36	3.000%	7,066,268	7,102,433
BNPP Mortgage Securities LLC Trust CMO Series 2009-1 Class A1(f) 08/27/37	6.000%	1,084,874	1,120,038
CSMC Trust CMO Series 2015-RPL1 Class A2(b)(f) 02/25/57	3.757%	7,000,000	6,755,503
Citigroup Mortgage Loan Trust, Inc.(b)(f) CMO Series 2009-11 Class 1A2 02/25/37	2.526%	710,201	585,211
CMO Series 2009-9 Class 1A3 04/25/34	2.696%	2,489,441	2,185,403
CMO Series 2010-7 Class 3A4 12/25/35	5.920%	3,000,000	3,158,968
CMO Series 2013-5 Class 3A1 08/25/37	2.570%	8,116,379	8,179,175
CMO Series 2013-7 Class 1A2 10/25/35	4.000%	3,902,386	3,816,356
CMO Series 2014-2 Class 2A3 04/25/36	4.750%	4,327,308	4,387,718
CMO Series 2014-A Class B2 01/25/35	5.434%	2,734,459	2,817,352
Citigroup Mortgage Loan Trust CMO Series 2009-9 Class 7A2(b)(f) 01/25/36	2.498%	2,264,000	2,168,409
Credit Suisse Mortgage Capital Certificates(b)(f) 04/27/37	5.787%	2,814,511	2,910,229
CMO Series 2012-6R Class 1A1 11/26/37	2.612%	1,805,266	1,785,662
CMO Series 2013-2R Class 1A5 05/27/36	4.156%	5,818,000	5,624,458
CMO Series 2014-RPL4 Class A1 08/25/62	3.625%	6,741,811	6,717,572
CMO Series 2014-RPL4 Class A2 08/25/62	4.322%	8,250,000	7,860,037
Series 2012-11 Class 3A2 06/29/47	1.170%	9,499,870	8,597,383
Credit Suisse Mortgage Capital Certificates(f) CMO Series 2009-12R Class 11A1 08/27/37	6.000%	1,354,065	1,376,581
CMO Series 2010-9R Class 10A5 04/27/37	4.000%	5,000,000	5,013,345
CMO Series 2010-9R Class 2A5 02/27/38	4.000%	2,000,000	1,927,130
CMO Series 2010-9R Class 7A5 05/27/37	4.000%	4,662,853	4,669,106
Credit Suisse Securities (USA) LLC(b)(d)(f) 02/25/54	3.067%	15,810,144	15,561,687
Credit Suisse Securities (USA) LLC(d)(f) CMO Series 2014-RPL1 Class A3 02/25/54	3.958%	5,500,000	5,529,766

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Securities (USA) LLC(f) CMO Series 2014-5R Class 5A2 07/27/37	3.250%	2,645,050	2,554,402
CMO Series 2014-5R Class 8A1 11/27/37	2.625%	5,225,034	5,084,556
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust CMO Series 2003-1 Class 1A7 04/25/33	5.500%	438,672	440,219
GCAT Series 2013-RP1 Class A1(b)(f) 06/25/18	3.500%	1,657,200	1,659,575
Jefferies Resecuritization Trust(f) CMO Series 2010-R4 Class 2A2 10/26/35	5.500%	1,915,568	1,982,594
CMO Series 2014-R1 Class 1A1 12/27/37	4.000%	2,318,520	2,321,102
Morgan Stanley Re-Remic Trust Series 2013-R8 Class 1B(b)(f) 09/26/36	2.615%	5,027,535	4,938,045
NRPL Trust(b)(f) Series 2013-1A Class A 08/25/57	4.000%	12,086,982	12,030,173
Series 2014-1A Class A1 05/25/48	3.250%	4,717,844	4,717,844
NZES Series 2015-PLS1 Class A(f) 04/25/17	5.430%	2,962,530	2,962,530
New Residential Mortgage Loan Trust CMO IO Series 2014-1A Class AIO(b)(c)(f) 01/25/54	2.238%	67,492,849	4,619,143
Pretium Mortgage Credit Partners I(b)(f) Series 2015-NPL1 Class A1 05/28/30	3.625%	9,180,489	9,212,052
Series 2015-NPL1 Class A2 05/28/30	4.250%	3,000,000	2,934,375
RBSSP Resecuritization Trust(b)(f) CMO Series 2009-12 Class 9A1 03/25/36	2.582%	1,804,526	1,785,532
CMO Series 2012-1 Class 5A2 12/27/35	5.158%	5,534,879	4,835,456
CMO Series 2012-5 Class 2A1 07/26/36	5.750%	5,626,375	5,894,986
VML LLC CMO Series 2014-NPL1 Class A1(b)(f) 04/25/54	3.875%	2,676,854	2,686,196
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $227,080,241)			231,149,181

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Commercial Mortgage-Backed Securities —
Agency 1.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association 10/01/19	4.420%	4,066,152	4,479,150
10/01/19	4.430%	4,619,995	5,091,489
01/01/20	4.570%	1,039,295	1,154,863
01/01/20	4.600%	1,711,810	1,904,456
05/01/24	5.030%	3,353,759	3,970,168
Series 2015-M8 Class A2 01/25/25	2.900%	15,000,000	15,293,430
Total Commercial Mortgage-Backed Securities — Agency (Cost: $29,867,921)			31,893,556
Commercial Mortgage-Backed Securities — Non-Agency 5.3%
American Homes 4 Rent(b)(f) Series 2014-SFR1 Class E 06/17/31	2.750%	10,250,000	10,103,983
American Homes 4 Rent(f) Series 2015-SFR1 Class F 04/17/52	5.885%	1,500,000	1,541,327
BHMS Mortgage Trust Series 2014-ATLS Class DFX(b)(f) 07/05/33	4.691%	6,500,000	6,596,057
Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2013-DSNY Class F(b)(f) 09/15/26	3.686%	6,928,000	6,924,328
Banc of America Merrill Lynch Re-Remic Trust(b)(f) Series 2014-FRR7 Class A 10/26/44	2.431%	5,000,000	4,926,258
Series 2014-FRR7 Class B 10/26/44	2.431%	2,000,000	1,905,868
Series 2015-FR11 Class A705 09/27/44	1.906%	5,500,000	5,023,223
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class AMFX(b) 12/11/49	5.366%	8,200,000	8,537,487
Commercial Mortgage Trust Series 2013-RIA4 Class A1(b)(f) 11/27/28	3.250%	1,613,925	1,619,677
GS Mortgage Securities Trust Series 2007-GG10 Class AM(b) 08/10/45	5.795%	10,200,000	10,422,135
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9 Class AM 05/15/47	5.372%	2,000,000	2,071,798

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch Mortgage Investors Trust CMO IO Series 1998-C3 Class IO(b)(c) 12/15/30	0.899%	287,472	4,924
ORES NPL LLC(f) Series 2013-LV2 Class A 09/25/25	3.081%	1,727,377	1,727,377
Series 2014-LV3 Class A 03/27/24	3.000%	4,693,667	4,693,667
Series 2014-LV3 Class B 03/27/24	6.000%	4,800,000	4,800,000
Rialto Capital Management LLC Series 2014-LT5 Class B(f) 05/15/24	5.000%	7,412,000	7,410,236
Rialto Real Estate Fund LLC Series 2014-LT6 Class A(f) 09/15/24	2.750%	3,680,869	3,680,939
Rialto Real Estate Fund LP(f) Series 2013-LT3 Class A 06/20/28	2.500%	522,822	522,822
Series 2014-LT5 Class A 05/15/24	2.850%	2,925,608	2,926,816
VFC LLC(e) Series 2014-2 Class A 07/20/30	2.750%	3,894,405	3,894,314
Series 2014-2 Class B 07/20/30	5.500%	5,000,000	5,000,155
Series 2015-3 Class B 12/20/31	4.750%	7,542,000	7,528,944
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $102,185,775)			101,862,335
Asset-Backed Securities — Non-Agency 6.2%
A Voce CLO Ltd. Series 2014-1A Class C(b)(f) 07/15/26	3.775%	3,000,000	2,922,525
ARES CLO Ltd. Series 2014-1A Class B(b)(f) 04/17/26	3.075%	3,250,000	3,221,709
Apidos CDO XVII Series 2014-17A Class A2A(b)(f) 04/17/26	2.324%	6,500,000	6,509,646
Carlyle Global Market Strategies CLO(b)(f) Series 2013-1A Class B 02/14/25	3.375%	6,300,000	6,303,055
Series 2014-3A Class C1 07/27/26	3.977%	1,500,000	1,500,815

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden Senior Loan Fund Series 2014-33A Class C(b)(f) 07/15/26	3.125%	10,266,667	10,264,224
GCAT LLC Series 2014-2 Class A1(b)(f) 10/25/19	3.721%	5,691,931	5,720,237
GoldenTree Loan Opportunities VII Ltd. Series 2013-7A Class B(b)(f) 04/25/25	2.027%	8,000,000	7,912,696
Madison Park Funding XVI Ltd. Series 2015-16A Class A2A(b)(f) 04/20/26	2.502%	13,000,000	13,026,182
Morgan Stanley Resecuritization Trust Series 2013-BSFC Class A(b)(f)(g) 07/06/38	2.654%	30,951	30,951
New York Mortgage Trust Residential LLC(b)(f) Series 2013-RP1A Class A 07/25/18	4.250%	7,806,068	7,952,004
Series 2013-RP2A Class A 09/25/18	4.600%	4,290,037	4,359,996
Nomad CLO Ltd. Series 2013-1A Class B(b)(f) 01/15/25	3.225%	10,000,000	9,907,740
OHA Credit Partners VIII Ltd. Series 2013-8A Class B(b)(f) 04/20/25	1.925%	4,500,000	4,440,173
Oak Hill Advisors Residential Loan Trust Series 2015-NPL1 Class A1(b)(f) 01/25/55	3.475%	3,857,583	3,860,102
Symphony CLO Ltd. Series 2014-14A Class D2(b)(f) 07/14/26	3.870%	7,500,000	7,463,437
Truman Capital Mortgage Loan Trust Series 2014-NPL2 Class A1(b)(f) 06/25/54	3.125%	2,885,178	2,882,393
Vericrest Opportunity Loan Transferee XXXIII LLC Series 2015-NPL5 Class A1(b)(f) 03/25/55	3.500%	7,558,581	7,569,361
Vericrest Opportunity Loan Transferee(b)(f) Series 2014-3A Class A1 05/26/54	3.250%	1,900,561	1,897,798
Series 2015-NPL4 Class A1 02/25/55	3.500%	9,718,475	9,743,082
Westgate Resorts LLC Series 2013-1A Class B(f) 08/20/25	3.750%	1,537,882	1,546,790
Total Asset-Backed Securities — Non-Agency (Cost: $118,218,303)			119,034,916

U.S. Government & Agency Obligations —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(h)(i) 08/01/44	4.000%	—	—
Total U.S. Government & Agency Obligations (Cost: $1,109)			—
Repurchase Agreements 2.6%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Tri-Party TD Securities dated 05/29/15, matures 06/01/15, repurchase price $50,000,375 (collateralized by U.S. Government Agencies — total market value of $51,071,366)	0.090%	50,000,000	50,000,000
Total Repurchase Agreements (Cost: $50,000,000)			50,000,000
Options Purchased Puts 0.3%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
Put — OTC 3-Year Interest Rate Swap(j)	500,000,000	2.25	11/02/2015	239,850
Put — OTC 5-Year Interest Rate Swap(j)	244,000,000	2.50	10/30/2015	411,848
Put — OTC 5-Year Interest Rate Swap(j)	100,000,000	3.00	05/17/2017	1,207,240
Put — OTC 5-Year Interest Rate Swap(j)	150,000,000	2.75	05/31/2017	2,445,720
Put — OTC 5-Year Interest Rate Swap(j)	50,000,000	4.00	08/17/2017	239,590
Put — OTC 5-Year Interest Rate Swap(j)	130,000,000	3.25	08/18/2017	1,449,123
Total Options Purchased Puts (Cost: $20,655,350)				5,993,371

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Money Market Funds 1.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.114%(k)(l)	37,060,649	37,060,649
Total Money Market Funds (Cost: $37,060,649)		37,060,649
Total Investments (Cost: $2,467,018,292)		2,481,128,074
Other Assets & Liabilities, Net		(547,166,828)
Net Assets		1,933,961,246

At May 31, 2015, securities totaling $4,125,070 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 5YR NOTE	1,010	USD	120,923,826	09/2015	408,745	—
US 10YR NOTE	437	USD	55,799,438	09/2015	178,342	—
Total			176,723,264		587,087	—

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	(389)	USD	(85,136,299)	09/2015	—	(103,933)

Total Return Swap Contracts Outstanding at May 31, 2015

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	Total return based on the Markit IOS FN30.350.10 Index	Floating rate based on 1-month USD LIBOR	01/12/2041	USD	956,051	—	—	(51,396)
JPMorgan Chase Bank, London Branch	Total return based on the Markit IOS FN30.400.10 Index	Floating rate based on 1-month USD LIBOR	01/12/2041	USD	838,632	—	—	(38,949)
Total						—	—	(90,345)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Notes to Portfolio of Investments

(a)  Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at May 31, 2015:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal National Mortgage Association 06/11/45 4.500%	10,000,000	06/11/15	10,854,688	10,872,500
06/11/45 3.500%	18,000,000	06/11/15	18,697,500	18,777,451
Total			29,552,188	29,649,951

(b)  Variable rate security.

(c)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the value of these securities amounted to $430,569,869 or 22.26% of net assets.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2015, the value of these securities amounted to $30,951, which represents less than 0.01% of net assets.

(h)  Negligible market value.

(i)  Represents fractional shares.

(j)  Purchased swaption contracts outstanding at May 31, 2015:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 3-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.250	11/04/2018	500,000,000	4,745,000	239,850
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	3.250	08/22/2022	130,000,000	3,438,500	1,449,123
Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.750	06/02/2022	150,000,000	4,890,000	2,445,720
Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	4.000	08/21/2022	50,000,000	1,101,250	239,590
Put — OTC 5-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.500	11/03/2020	244,000,000	2,964,600	411,848
Put — OTC 5-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	3.000	05/17/2022	100,000,000	3,516,000	1,207,240
Total							20,655,350	5,993,371

(k)  The rate shown is the seven-day current annualized yield at May 31, 2015.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,565,091	551,927,403	(516,431,845)	37,060,649	8,675	37,060,649

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Residential Mortgage-Backed Securities — Agency	—	1,904,134,066	—	1,904,134,066
Residential Mortgage-Backed Securities — Non-Agency	—	158,746,386	72,402,795	231,149,181
Commercial Mortgage-Backed Securities — Agency	—	31,893,556	—	31,893,556
Commercial Mortgage-Backed Securities — Non-Agency	—	99,612,136	2,250,199	101,862,335
Asset-Backed Securities — Non-Agency	—	119,003,965	30,951	119,034,916
U.S. Government & Agency Obligations	—	— (a)	—	— (a)
Repurchase Agreements	—	50,000,000	—	50,000,000
Options Purchased Puts	—	5,993,371	—	5,993,371
Money Market Funds	37,060,649	—	—	37,060,649
Total Investments	37,060,649	2,369,383,480	74,683,945	2,481,128,074
Forward Sale Commitments	—	(29,649,951)	—	(29,649,951)
Derivatives
Assets
Futures Contracts	587,087	—	—	587,087
Liabilities
Futures Contracts	(103,933)	—	—	(103,933)
Swap Contracts	—	(90,345)	—	(90,345)
Total	37,543,803	2,339,643,184	74,683,945	2,451,870,932

(a) Rounds to zero

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of May 31, 2014	105,818,531	5,783,840	56,279,826	167,882,197
Increase (decrease) in accrued discounts/premiums	(18,875)	5,159	16,026	2,310
Realized gain (loss)	—	165,826	495,846	661,672
Change in unrealized appreciation (depreciation)(a)	(68,830)	(78,263)	(669,900)	(816,993)
Sales	(16,639,198)	(7,532,163)	(42,835,347)	(67,006,708)
Purchases	32,116,490	461,976	—	32,578,466
Transfers into Level 3	—	3,443,824	—	3,443,824
Transfers out of Level 3	(48,805,323)	—	(13,255,500)	(62,060,823)
Balance as of May 31, 2015	72,402,795	2,250,199	30,951	74,683,945

(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2015 was $(211,846), which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $(68,830), Commercial Mortgage-Backed Securities — Non-Agency of $(314), Asset-Backed Securities — Non-Agency of $(142,702).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,359,302,293)	$2,388,074,054
Affiliated issuers (identified cost $37,060,649)	37,060,649
Options purchased (identified cost $20,655,350)	5,993,371
Repurchase agreements (identified cost $50,000,000)	50,000,000
Total investments (identified cost $2,467,018,292)	2,481,128,074
Cash	163,128
Receivable for:
Investments sold	81,944,844
Capital shares sold	5,053,259
Dividends	1,391
Interest	7,715,710
Variation margin	409,101
Expense reimbursement due from Investment Manager	4,197
Prepaid expenses	954
Trustees' deferred compensation plan	82,666
Other assets	4,423
Total assets	2,576,507,747
Liabilities
Forward sale commitments, at value (proceeds receivable $29,552,188)	29,649,951
Unrealized depreciation on swap contracts	90,345
Payable for:
Investments purchased	100,027,768
Investments purchased on a delayed delivery basis	506,261,400
Capital shares purchased	1,243,960
Dividend distributions to shareholders	4,680,410
Variation margin	52,481
Investment management fees	22,473
Distribution and/or service fees	5,225
Transfer agent fees	212,503
Administration fees	3,377
Plan administration fees	110
Compensation of board members	111,864
Other expenses	101,968
Trustees' deferred compensation plan	82,666
Total liabilities	642,546,501
Net assets applicable to outstanding capital stock	$1,933,961,246
Represented by
Paid-in capital	$1,936,219,885
Excess of distributions over net investment income	(6,259,875)
Accumulated net realized loss	(10,403,592)
Unrealized appreciation (depreciation) on:
Investments	28,771,761
Forward sale commitments	(97,763)
Futures contracts	483,154
Options purchased	(14,661,979)
Swap contracts	(90,345)
Total — representing net assets applicable to outstanding capital stock	$1,933,961,246

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A
Net assets	$575,613,289
Shares outstanding	103,654,669
Net asset value per share	$5.55
Maximum offering price per share(a)	$5.72
Class B
Net assets	$1,770,311
Shares outstanding	318,613
Net asset value per share	$5.56
Class C
Net assets	$36,855,340
Shares outstanding	6,626,511
Net asset value per share	$5.56
Class I
Net assets	$802,326,332
Shares outstanding	144,567,087
Net asset value per share	$5.55
Class K
Net assets	$537,539
Shares outstanding	97,022
Net asset value per share	$5.54
Class R4
Net assets	$21,401,255
Shares outstanding	3,856,102
Net asset value per share	$5.55
Class R5
Net assets	$11,921,006
Shares outstanding	2,148,864
Net asset value per share	$5.55
Class W
Net assets	$34,318,667
Shares outstanding	6,171,657
Net asset value per share	$5.56
Class Y
Net assets	$1,227,533
Shares outstanding	222,237
Net asset value per share	$5.52
Class Z
Net assets	$447,989,974
Shares outstanding	80,732,391
Net asset value per share	$5.55

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income
Income:
Dividends — affiliated issuers	$8,675
Interest	59,563,626
Total income	59,572,301
Expenses:
Investment management fees	7,898,784
Distribution and/or service fees
Class A	1,395,014
Class B	22,115
Class C	365,456
Class W	43,367
Transfer agent fees
Class A	1,126,413
Class B	4,402
Class C	73,641
Class K	126
Class R4	27,252
Class R5	4,264
Class W	37,281
Class Z	885,768
Administration fees	1,188,946
Plan administration fees
Class K	629
Compensation of board members	39,560
Custodian fees	46,627
Printing and postage fees	127,555
Registration fees	143,255
Professional fees	53,522
Other	33,322
Total expenses	13,517,299
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,130,943)
Expense reductions	(8,443)
Total net expenses	12,377,913
Net investment income	47,194,388
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	42,557,832
Futures contracts	11,425,112
Options purchased	(6,954,198)
Options contracts written	150,000
Swap contracts	(184,110)
Net realized gain	46,994,636
Net change in unrealized appreciation (depreciation) on:
Investments	(10,424,920)
Forward sale commitments	(73,271)
Futures contracts	211,019
Options purchased	(10,595,087)
Options contracts written	426,625
Swap contracts	(38,220)
Net change in unrealized depreciation	(20,493,854)
Net realized and unrealized gain	26,500,782
Net increase in net assets resulting from operations	$73,695,170

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015(a)	Year Ended May 31, 2014
Operations
Net investment income	$47,194,388	$47,001,440
Net realized gain (loss)	46,994,636	(20,730,780)
Net change in unrealized appreciation (depreciation)	(20,493,854)	5,897,462
Net increase in net assets resulting from operations	73,695,170	32,168,122
Distributions to shareholders
Net investment income
Class A	(13,890,079)	(19,566,004)
Class B	(38,041)	(98,186)
Class C	(634,550)	(1,267,105)
Class I	(22,406,566)	(25,407,332)
Class K	(6,844)	(2,769)
Class R4	(364,152)	(245,407)
Class R5	(243,518)	(144,034)
Class W	(449,420)	(221,197)
Class Y	(8,692)	—
Class Z	(12,031,396)	(19,551,658)
Net realized gains
Class A	—	(1,790,881)
Class B	—	(11,629)
Class C	—	(150,208)
Class I	—	(1,967,681)
Class K	—	(246)
Class R4	—	(28,012)
Class R5	—	(10,299)
Class W	—	(20,953)
Class Z	—	(1,634,852)
Total distributions to shareholders	(50,073,258)	(72,118,453)
Increase (decrease) in net assets from capital stock activity	45,074,018	(586,296,268)
Total increase (decrease) in net assets	68,695,930	(626,246,599)
Net assets at beginning of year	1,865,265,316	2,491,511,915
Net assets at end of year	$1,933,961,246	$1,865,265,316
Excess of distributions over net investment income	$(6,259,875)	$(3,702,276)

(a) Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015(a)		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	27,060,113	149,315,560	24,484,286	133,264,990
Distributions reinvested	2,092,213	11,529,585	3,346,156	18,184,154
Redemptions	(27,737,988)	(152,825,073)	(56,779,079)	(308,924,734)
Net increase (decrease)	1,414,338	8,020,072	(28,948,637)	(157,475,590)
Class B shares
Subscriptions	27,449	151,704	14,221	77,700
Distributions reinvested	5,029	27,707	15,305	83,198
Redemptions(b)	(225,542)	(1,240,809)	(555,231)	(3,024,148)
Net decrease	(193,064)	(1,061,398)	(525,705)	(2,863,250)
Class C shares
Subscriptions	1,785,453	9,868,109	2,043,964	11,213,972
Distributions reinvested	91,655	505,966	210,560	1,145,783
Redemptions	(2,315,693)	(12,755,492)	(7,396,508)	(40,314,718)
Net decrease	(438,585)	(2,381,417)	(5,141,984)	(27,954,963)
Class I shares
Subscriptions	20,203,552	111,225,987	36,560,349	199,090,715
Distributions reinvested	4,068,423	22,406,272	5,037,722	27,374,599
Redemptions	(23,058,450)	(126,615,613)	(40,294,510)	(219,683,319)
Net increase	1,213,525	7,016,646	1,303,561	6,781,995
Class K shares
Subscriptions	85,596	472,517	1,546	8,351
Distributions reinvested	1,187	6,563	532	2,884
Redemptions	(5,184)	(28,360)	(1,659)	(8,960)
Net increase	81,599	450,720	419	2,275
Class R4 shares
Subscriptions	3,449,307	19,009,752	2,547,375	13,883,654
Distributions reinvested	43,357	239,175	50,413	273,287
Redemptions	(1,919,914)	(10,514,801)	(346,911)	(1,878,873)
Net increase	1,572,750	8,734,126	2,250,877	12,278,068
Class R5 shares
Subscriptions	1,485,282	8,174,546	1,298,203	7,052,090
Distributions reinvested	44,154	243,492	28,256	153,330
Redemptions	(392,126)	(2,157,380)	(405,916)	(2,200,703)
Net increase	1,137,310	6,260,658	920,543	5,004,717

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015(a)		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	5,705,628	31,636,430	648,286	3,535,684
Distributions reinvested	80,990	449,167	44,476	242,027
Redemptions	(961,325)	(5,306,473)	(1,206,014)	(6,631,138)
Net increase (decrease)	4,825,293	26,779,124	(513,252)	(2,853,427)
Class Y shares
Subscriptions	220,767	1,218,673	—	—
Distributions reinvested	1,537	8,501	—	—
Redemptions	(67)	(372)	—	—
Net increase	222,237	1,226,802	—	—
Class Z shares
Subscriptions	22,049,797	121,193,323	24,644,604	133,969,086
Distributions reinvested	1,290,774	7,111,232	1,754,205	9,530,247
Redemptions	(25,180,103)	(138,275,870)	(103,360,206)	(562,715,426)
Net decrease	(1,839,532)	(9,971,315)	(76,961,397)	(419,216,093)
Total net increase (decrease)	7,995,871	45,074,018	(107,615,575)	(586,296,268)

(a) Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$5.48		$5.56		$5.63		$5.46		$5.16
Income from investment operations:
Net investment income	0.13		0.12		0.10		0.16		0.17
Net realized and unrealized gain (loss)	0.08		(0.01)		0.08		0.19		0.34
Total from investment operations	0.21		0.11		0.18		0.35		0.51
Less distributions to shareholders:
Net investment income	(0.14)		(0.17)		(0.14)		(0.16)		(0.21)
Net realized gains	—		(0.02)		(0.11)		(0.02)		—
Total distributions to shareholders	(0.14)		(0.19)		(0.25)		(0.18)		(0.21)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$5.55		$5.48		$5.56		$5.63		$5.46
Total return	3.80%		2.13%		3.28%		6.55%		10.10%
Ratios to average net assets(b)
Total gross expenses	0.97%		0.95%		0.94%		0.92%		0.98%
Total net expenses(c)	0.87	%(d)	0.86	%(d)	0.86	%(d)	0.85	%(d)	0.87%
Net investment income	2.34%		2.23%		1.81%		2.83%		3.16%
Supplemental data
Net assets, end of period (in thousands)	$575,613		$560,484		$729,893		$616,112		$519,454
Portfolio turnover	358%		413%		576%		545%		465%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$5.48		$5.57		$5.64		$5.47		$5.16
Income from investment operations:
Net investment income	0.09		0.08		0.06		0.12		0.13
Net realized and unrealized gain (loss)	0.09		(0.02)		0.08		0.19		0.35
Total from investment operations	0.18		0.06		0.14		0.31		0.48
Less distributions to shareholders:
Net investment income	(0.10)		(0.13)		(0.10)		(0.12)		(0.17)
Net realized gains	—		(0.02)		(0.11)		(0.02)		—
Total distributions to shareholders	(0.10)		(0.15)		(0.21)		(0.14)		(0.17)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$5.56		$5.48		$5.57		$5.64		$5.47
Total return	3.23%		1.19%		2.51%		5.73%		9.45%
Ratios to average net assets(b)
Total gross expenses	1.71%		1.70%		1.68%		1.68%		1.81%
Total net expenses(c)	1.62	%(d)	1.61	%(d)	1.61	%(d)	1.60	%(d)	1.65%
Net investment income	1.56%		1.47%		1.07%		2.09%		2.43%
Supplemental data
Net assets, end of period (in thousands)	$1,770		$2,806		$5,775		$8,495		$16,024
Portfolio turnover	358%		413%		576%		545%		465%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$5.49		$5.57		$5.64		$5.47		$5.16
Income from investment operations:
Net investment income	0.09		0.08		0.06		0.11		0.14
Net realized and unrealized gain (loss)	0.08		(0.01)		0.08		0.20		0.34
Total from investment operations	0.17		0.07		0.14		0.31		0.48
Less distributions to shareholders:
Net investment income	(0.10)		(0.13)		(0.10)		(0.12)		(0.17)
Net realized gains	—		(0.02)		(0.11)		(0.02)		—
Total distributions to shareholders	(0.10)		(0.15)		(0.21)		(0.14)		(0.17)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$5.56		$5.49		$5.57		$5.64		$5.47
Total return	3.04%		1.37%		2.50%		5.73%		9.46%
Ratios to average net assets(b)
Total gross expenses	1.71%		1.70%		1.69%		1.67%		1.79%
Total net expenses(c)	1.62	%(d)	1.61	%(d)	1.61	%(d)	1.60	%(d)	1.64%
Net investment income	1.58%		1.49%		1.00%		2.03%		2.55%
Supplemental data
Net assets, end of period (in thousands)	$36,855		$38,790		$68,017		$32,691		$14,661
Portfolio turnover	358%		413%		576%		545%		465%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$5.48	$5.56	$5.63	$5.46	$5.15
Income from investment operations:
Net investment income	0.15	0.14	0.12	0.17	0.20
Net realized and unrealized gain (loss)	0.08	(0.01)	0.08	0.20	0.35
Total from investment operations	0.23	0.13	0.20	0.37	0.55
Less distributions to shareholders:
Net investment income	(0.16)	(0.19)	(0.16)	(0.18)	(0.24)
Net realized gains	—	(0.02)	(0.11)	(0.02)	—
Total distributions to shareholders	(0.16)	(0.21)	(0.27)	(0.20)	(0.24)
Proceeds from regulatory settlements	—	—	—	0.00 (a)	—
Net asset value, end of period	$5.55	$5.48	$5.56	$5.63	$5.46
Total return	4.21%	2.52%	3.65%	6.90%	10.76%
Ratios to average net assets(b)
Total gross expenses	0.51%	0.51%	0.51%	0.52%	0.62%
Total net expenses(c)	0.49%	0.49%	0.50%	0.52%	0.48%
Net investment income	2.71%	2.60%	2.17%	3.12%	3.76%
Supplemental data
Net assets, end of period (in thousands)	$802,326	$785,350	$789,766	$739,181	$221,198
Portfolio turnover	358%	413%	576%	545%	465%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class K	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$5.47	$5.55	$5.62	$5.46	$5.15
Income from investment operations:
Net investment income	0.14	0.13	0.11	0.16	0.19
Net realized and unrealized gain (loss)	0.07	(0.01)	0.08	0.18	0.34
Total from investment operations	0.21	0.12	0.19	0.34	0.53
Less distributions to shareholders:
Net investment income	(0.14)	(0.18)	(0.15)	(0.16)	(0.22)
Net realized gains	—	(0.02)	(0.11)	(0.02)	—
Total distributions to shareholders	(0.14)	(0.20)	(0.26)	(0.18)	(0.22)
Proceeds from regulatory settlements	—	—	—	0.00 (a)	—
Net asset value, end of period	$5.54	$5.47	$5.55	$5.62	$5.46
Total return	3.89%	2.20%	3.33%	6.41%	10.44%
Ratios to average net assets(b)
Total gross expenses	0.82%	0.81%	0.81%	0.82%	0.93%
Total net expenses(c)	0.80%	0.79%	0.80%	0.80%	0.78%
Net investment income	2.50%	2.32%	1.88%	2.87%	3.50%
Supplemental data
Net assets, end of period (in thousands)	$538	$84	$83	$80	$72
Portfolio turnover	358%	413%	576%	545%	465%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$5.48		$5.56		$5.76
Income from investment operations:
Net investment income	0.15		0.14		0.06
Net realized and unrealized gain (loss)	0.07		(0.01)		(0.06	)(b)
Total from investment operations	0.22		0.13		—
Less distributions to shareholders:
Net investment income	(0.15)		(0.19)		(0.09)
Net realized gains	—		(0.02)		(0.11)
Total distributions to shareholders	(0.15)		(0.21)		(0.20)
Net asset value, end of period	$5.55		$5.48		$5.56
Total return	4.07%		2.40%		(0.01%)
Ratios to average net assets(c)
Total gross expenses	0.72%		0.70%		0.73	%(d)
Total net expenses(e)	0.63	%(f)	0.61	%(f)	0.61	%(d)
Net investment income	2.67%		2.54%		2.11	%(d)
Supplemental data
Net assets, end of period (in thousands)	$21,401		$12,510		$181
Portfolio turnover	358%		413%		576%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$5.48	$5.56	$5.76
Income from investment operations:
Net investment income	0.15	0.14	0.07
Net realized and unrealized gain (loss)	0.07	(0.01)	(0.07	)(b)
Total from investment operations	0.22	0.13	—
Less distributions to shareholders:
Net investment income	(0.15)	(0.19)	(0.09)
Net realized gains	—	(0.02)	(0.11)
Total distributions to shareholders	(0.15)	(0.21)	(0.20)
Net asset value, end of period	$5.55	$5.48	$5.56
Total return	4.15%	2.47%	0.04%
Ratios to average net assets(c)
Total gross expenses	0.57%	0.57%	0.57	%(d)
Total net expenses(e)	0.54%	0.53%	0.55	%(d)
Net investment income	2.71%	2.62%	2.16	%(d)
Supplemental data
Net assets, end of period (in thousands)	$11,921	$5,539	$506
Portfolio turnover	358%	413%	576%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$5.49		$5.58		$5.65
Income from investment operations:
Net investment income	0.13		0.12		0.09
Net realized and unrealized gain (loss)	0.08		(0.02)		0.09
Total from investment operations	0.21		0.10		0.18
Less distributions to shareholders:
Net investment income	(0.14)		(0.17)		(0.14)
Net realized gains	—		(0.02)		(0.11)
Total distributions to shareholders	(0.14)		(0.19)		(0.25)
Net asset value, end of period	$5.56		$5.49		$5.58
Total return	3.80%		1.94%		3.15%
Ratios to average net assets(b)
Total gross expenses	0.98%		0.95%		0.94	%(c)
Total net expenses(d)	0.88	%(e)	0.86	%(e)	0.86	%(c)
Net investment income	2.38%		2.22%		1.75	%(c)
Supplemental data
Net assets, end of period (in thousands)	$34,319		$7,393		$10,367
Portfolio turnover	358%		413%		576%

Notes to Financial Highlights

(a)  Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$5.44
Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain	0.08
Total from investment operations	0.18
Less distributions to shareholders:
Net investment income	(0.10)
Total distributions to shareholders	(0.10)
Net asset value, end of period	$5.52
Total return	3.41%
Ratios to average net assets(b)
Total gross expenses	0.52	%(c)
Total net expenses(d)	0.50	%(c)
Net investment income	2.81	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,228
Portfolio turnover	358%

Notes to Financial Highlights

(a)  Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
32

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$5.48		$5.56		$5.63		$5.46		$5.27
Income from investment operations:
Net investment income	0.14		0.13		0.11		0.16		0.11
Net realized and unrealized gain	0.08		(0.00	)(b)	0.09		0.21		0.23
Total from investment operations	0.22		0.13		0.20		0.37		0.34
Less distributions to shareholders:
Net investment income	(0.15)		(0.19)		(0.16)		(0.18)		(0.15)
Net realized gains	—		(0.02)		(0.11)		(0.02)		—
Total distributions to shareholders	(0.15)		(0.21)		(0.27)		(0.20)		(0.15)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—
Net asset value, end of period	$5.55		$5.48		$5.56		$5.63		$5.46
Total return	4.07%		2.40%		3.53%		6.82%		6.59%
Ratios to average net assets(c)
Total gross expenses	0.71%		0.70%		0.69%		0.68%		0.62	%(d)
Total net expenses(e)	0.62	%(f)	0.61	%(f)	0.61	%(f)	0.61	%(f)	0.58	%(d)
Net investment income	2.58%		2.46%		2.01%		2.96%		3.12	%(d)
Supplemental data
Net assets, end of period (in thousands)	$447,990		$452,308		$886,922		$424,251		$51,912
Portfolio turnover	358%		413%		576%		545%		465%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
33

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus. Class Y shares commenced operations on October 1, 2014.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based

Annual Report 2015
34

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

upon a bid quote from an approved independent broker-dealer.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposures), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the

Annual Report 2015
35

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended May 31, 2015 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at May 31, 2014	250,000,000	150,000
Expired	(250,000,000)	(150,000)
Balance at May 31, 2015	—	—

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. The Fund purchased or wrote interest rate swaption contracts to manage exposure to fluctuations in interest rates and hedge the fair value of other Fund investments. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the

Annual Report 2015
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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Total Return Swap Contracts

The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	587,087	*
Interest rate risk	Investments, at value — Options purchased	5,993,371
Total		6,580,458
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	103,933	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	90,345	*
Total		194,278

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2015
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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Interest rate risk	11,425,112	6,804,198	(184,110)	18,045,200
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Interest rate risk	211,019	(10,168,462)	(38,220)	(9,995,663)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	237,150,711
Futures contracts — Short	57,232,556
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	11,819,085
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Total return swap contracts	4,972	(62,355)

*Based on the ending quarterly outstanding amounts for the year ended May 31, 2015.

Repurchase Agreements

The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Forward Sale Commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Annual Report 2015
39

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2015:

	Barclays ($)	TD Securities ($)	Citibank ($)	J.P. Morgan Securities, Inc. ($)	Morgan Stanley ($)	Total ($)
Assets
Options purchased puts	1,449,123	—	—	2,685,310	1,858,938	5,993,371
Repurchase agreements	—	50,000,000	—	—	—	50,000,000
Total Assets	1,449,123	50,000,000	—	2,685,310	1,858,938	55,993,371
Liabilities
OTC total return swap contracts(a)	—	—	51,396	38,949	—	90,345
Total Liabilities	—	—	51,396	38,949	—	90,345
Total Financial and Derivative Net Assets	1,449,123	50,000,000	(51,396)	2,646,361	1,858,938	55,903,026
Total collateral received (pledged)(b)	1,449,123	50,000,000	—	2,646,361	1,858,938	55,954,422
Net Amount(c)	—	—	(51,396)	—	—	(51,396)

(a) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(b) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(c) Represents the net amount due from/ (to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Annual Report 2015
40

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2015, other expenses paid by the Fund to this company were $4,017.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Annual Report 2015
41

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class K	0.05
Class R4	0.21
Class R5	0.05
Class W	0.21
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $8,443.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $735,000 and $162,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $248,932 for Class A, $1,704 for Class B and $1,919 for Class C shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees

Annual Report 2015
42

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective October 1, 2014		Contractual Expense Cap Prior to October 1, 2014
Class A	0.88%		0.86%
Class B	1.63		1.61
Class C	1.63		1.61
Class I	0.50		0.48
Class K	0.80		0.78
Class R4	0.63		0.61
Class R5	0.55		0.53
Class W	0.88		0.86
Class Y	0.50	*	—
Class Z	0.63		0.61

*Expense cap rate is effective beginning October 1, 2014 (the commencement of operations of Class Y shares).

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, derivative investments, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$321,271
Accumulated net realized loss	(321,274)
Paid-in capital	3

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2015	2014
Ordinary income	$50,073,258	$67,252,420
Long-term capital gains	—	4,866,033
Total	$50,073,258	$72,118,453

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,753,080
Net unrealized depreciation	(3,328,214)

At May 31, 2015, the cost of investments for federal income tax purposes was $2,484,456,288 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$27,818,328
Unrealized depreciation	(31,146,542)
Net unrealized depreciation	$(3,328,214)

For the year ended May 31, 2015, $38,432,204 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2015
43

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,403,511,583 and $8,339,115,712, respectively, for the year ended May 31, 2015, of which $7,941,530,393 and $7,767,368,868, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, one unaffiliated shareholder of record owned 12.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 56.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 9. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia U.S. Government Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Government Mortgage Fund (the "Fund," a series of Columbia Funds Series Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 23, 2015

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia U.S. Government Mortgage Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
55

Columbia U.S. Government Mortgage Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN236_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	9
Portfolio of Investments	10
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Approval of Investment Management Services and Subadvisory Agreements	36
Important Information About This Report	39

Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Active Portfolios® Multi-Manager Value Fund (the Fund) Class A shares returned 6.16% for the 12-month period that ended May 31, 2015.

■  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 9.03% for the same time period.

■  While the Fund's absolute gains were solid, its relative underperformance can be attributed to individual security selection and sector allocation decisions.

Average Annual Total Returns (%) (for period ended May 31, 2015)

	Inception	1 Year	Life
Class A	04/20/12	6.16	14.32
Russell 1000 Value Index		9.03	17.48

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 – May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares

Annual Report 2015
4

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund's objective by managing a portion of the Fund's assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. A portion of the Fund's assets is subadvised by Dimensional Fund Advisors L.P. (DFA). As of May 31, 2015, CMIA and DFA managed approximately 56% and 44% of the portfolio, respectively.

For the 12-month period that ended May 31, 2015, the Fund's Class A shares returned 6.16%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 9.03% for the same time period. While the Fund's absolute gains were solid, relative underperformance can be attributed to individual security selection and sector allocation decisions.

U.S. Equities Gained Despite Choppy Backdrop

U.S. equities rallied during the annual period ended May 31, 2015, rebounding after some weakness seen in the summer and fall months of 2014, when crude oil prices declined precipitously and the U.S. dollar rose. Energy stocks and currencies were particularly impacted, resulting in a wide range of annual returns amongst the sectors of the equity market. Another driver of equity market performance was the increasing divergence of global monetary policy and economic strength between the U.S. vs. Europe and Asia. While the relative strength of the U.S. economy led to heightened anticipation regarding the timing of the Federal Reserve's (the Fed's) first interest rate hike, concerns about the pace and breadth of economic activity both in the U.S. and globally remained dominant throughout.

During the annual period overall, nine of the ten sectors in the benchmark generated positive absolute returns, led by health care, information technology, consumer discretionary and financials. Energy was the only sector in the benchmark to post a negative absolute return.

Security Selection Decisions Dampened Relative Results

CMIA: Our portion of the Fund produced solid absolute gains, but underperformed the benchmark based on both sector allocation and stock selection decisions. Detracting most was stock selection in health care. While our portion of the Fund was prudently overweight the strongly performing sector, it held a number of non-U.S., predominantly European, companies that had good fundamental results and healthy returns in local currency terms, but lagged when converted into U.S. dollar terms. Not owning several strongly performing U.S. health care companies also hurt relative results.

Having a significantly underweighted allocation to financials, which outpaced the benchmark during the annual period, dampened relative results. Further, a position in Bank of Montreal detracted. As a natural resource-based economy, Canada was vulnerable to declining commodity prices. As lenders into the energy and housing sectors, Canadian banks, in particular, were exposed to potentially rising credit losses. A weaker Canadian dollar further impacted Canadian banks' earnings.

Portfolio Management

Columbia Management Investment
Advisers, LLC

Steven Schroll

Paul Stocking

Dean Ramos, CFA

Dimensional Fund Advisors L.P.

Joseph Chi, CFA

Jed Fogdall

Henry Gray

Bhanu Singh

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2015
5

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at May 31, 2015)
Pfizer, Inc.	4.2
AT&T, Inc.	3.5
Cisco Systems, Inc.	3.2
Chevron Corp.	3.1
Altria Group, Inc.	2.6
Intel Corp.	2.4
Johnson & Johnson	2.2
Microsoft Corp.	2.2
JPMorgan Chase & Co.	2.1
ConocoPhillips	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2015)
Common Stocks	94.0
Equity-Linked Notes	3.6
Money Market Funds	2.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Further detracting from relative results was stock selection in materials; having overweighted allocations to energy and telecommunication services, which were the two weakest sectors in the benchmark during the annual period; and having an underweighted allocation to consumer discretionary, which significantly outpaced the benchmark during the annual period. Holding a position in cash when the U.S. equity market rose also dampened results.

Conversely, having an overweighted allocation to information technology, the second best performing sector in the benchmark during the annual period, supported our portion of the Fund's results most. Stock selection within information technology also added value, with overweight positions in Apple, Intel and Microsoft that were particularly strong.

Effective stock selection in and having an underweight to the weaker industrials sector also contributed positively to our portion of the Fund's relative results. An emphasis on the aerospace and defense industry especially helped, with positions in Lockheed Martin and BAE Systems each benefiting from continued strong defense spending despite some anticipation otherwise.

DFA: Our portion of the Fund underperformed the benchmark due primarily to a focus on deeper value stocks, which lagged less value-oriented stocks during the annual period. From a sector perspective, having overweighted allocations to energy, telecommunication services and industrials, each of which underperformed the benchmark during the annual period, detracted most. Stock selection within the industrials sector also hampered relative results.

On an individual stock basis, the holdings that detracted most were energy-related companies: integrated oil companies Chevron and ConocoPhillips and multinational oilfield services company Weatherford International. Each posted a negative absolute return during the annual period, impacted by the significant decline in the price of crude oil.

On the positive side, sector allocation proved effective within the consumer staples, health care and consumer discretionary sectors.

Individual positions that contributed most were health care-related companies: managed health care companies Humana and UnitedHealth Group and integrated pharmacy health care provider CVS Health. Each posted strong positive absolute returns during the annual period.

Derivative Positions

CMIA: We actively used equity-linked notes as a way to get exposure to stocks — across a wide spectrum of sectors — with lower than average yields, but that provided attractive income opportunities. Such a strategy effectively added value during the annual period and provided broader market diversification. An equity-linked note is a debt instrument that varies from a standard fixed income security in that the coupon is built on the return of a single stock, a basket of stocks or an equity index, otherwise known as the underlying equity.

DFA: Our portion of the Fund did not invest in derivative instruments during the annual period.

Annual Report 2015
6

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Bottom-Up Analysis Drove Sector Weighting Changes

CMIA: Our portion of the Fund's positions in consumer staples, materials and energy increased during the annual period, while allocations to industrials, information technology, health care and financials decreased. Changes in sector weightings during the annual period were the result of both active trading decisions and individual stock appreciation and depreciation.

DFA: Among the major purchases our portion of the Fund made were in airline JetBlue Airways and fast-food restaurant retailer Wendy's, as these stocks met our criteria for large-cap value securities. We sold our portion of the Fund's positions in semiconductor bellwether Intel and packaged foods manufacturer ConAgra Foods, these names were no longer considered value stocks. Any shifts in sector allocations that occurred during the annual period were due primarily to securities moving in or out of our criteria for value stocks. Overall, the Fund's positions in health care and consumer discretionary increased during the annual period while allocations to energy and financials decreased.

Looking Ahead

CMIA: At the end of the annual period, our portion of the Fund was most overweight as compared to the benchmark in energy, consumer staples (especially tobacco companies) and telecommunication services and most underweight in financials, industrials and consumer discretionary. At this time, we continue to believe the energy sector is attractive from a valuation point of view. We feel the impact of the downturn in commodity prices on energy stocks was overdone and a focus on underlying fundamentals of many energy companies should prevail going forward. We are also encouraged by data released toward the end of the annual period indicating a pick-up and broadening in consumer spending based in part on lower energy prices and still-low interest rates. Overall, we believe at this time that political and budgetary issues that impacted the equity markets for much of 2014 may well be on hold until closer to the 2016 presidential elections. We also currently believe the U.S. economy should continue to grow, albeit not rapidly, such that the Fed is likely to begin gradually raising interest rates in the second half of 2015. Further, we believe U.S. equity valuations were elevated, but not excessive at the end of the annual period. Such a backdrop currently supports our constructive view on corporate earnings and the U.S. equity market for the months ahead.

Going forward, we intend to seek value opportunities across various sectors of the U.S. equity market, maintaining a disciplined focus on business fundamentals and company management philosophies as prudent stewards of capital. We believe such a bottom-up, fundamentally-focused strategy should ultimately reward investors maintaining a long-term perspective.

DFA: At the end of the annual period, our portion of the Fund was overweighted relative to the benchmark in the consumer discretionary, energy, information technology, telecommunication services, industrials and materials sectors. It was underweighted relative to the benchmark in

Equity Sector Breakdown (%) (at May 31, 2015)
Consumer Discretionary	9.3
Consumer Staples	13.3
Energy	14.9
Financials	11.6
Health Care	15.6
Industrials	7.9
Information Technology	13.3
Materials	3.2
Telecommunication Services	6.8
Utilities	4.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. See the Fund's prospectus for information on these and other risks. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value.

Annual Report 2015
7

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

the utilities, real estate investment trust (REIT), financials and health care sectors.

We have always emphasized the importance of consistency and broad diversification as a means of increasing the reliability of capturing the dimensions of expected returns. Past market downturns and rallies have served to reinforce our view that equity, market capitalization, value and profitability premiums are all difficult to time. As a result, we seek to earn these premiums each day, and we use current information to align the portfolio along these various return dimensions.

Annual Report 2015
8

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,012.90	1,019.30	5.67	5.69	1.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
9

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 94.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 8.8%
Auto Components 0.4%
Autoliv, Inc.	19,797	2,497,392
Goodyear Tire & Rubber Co. (The)	61,756	1,966,620
Johnson Controls, Inc.	11,319	588,814
Lear Corp.	16,548	1,919,899
Total		6,972,725
Automobiles 1.8%
Daimler AG, Registered Shares	104,611	9,798,183
Ford Motor Co.	621,503	9,428,201
General Motors Co.	447,565	16,098,913
Total		35,325,297
Diversified Consumer Services 0.1%
Graham Holdings Co., Class B	1,042	1,115,982
Service Corp. International	53,334	1,549,886
Total		2,665,868
Hotels, Restaurants & Leisure 1.0%
Carnival Corp.	18,835	872,626
Hyatt Hotels Corp., Class A(a)	3,693	212,200
McDonald's Corp.	121,030	11,610,408
MGM Resorts International(a)	116,996	2,345,770
Royal Caribbean Cruises Ltd.	44,696	3,396,002
Wendy's Co. (The)	15,181	170,634
Total		18,607,640
Household Durables 1.1%
D.R. Horton, Inc.	57,552	1,503,258
Leggett & Platt, Inc.	260,573	12,319,892
Lennar Corp., Class A	50,632	2,360,970
Lennar Corp., Class B	1,697	65,402
Mohawk Industries, Inc.(a)	10,768	2,009,740
PulteGroup, Inc.	54,541	1,046,096
Toll Brothers, Inc.(a)	14,870	537,848
Whirlpool Corp.	5,200	958,100
Total		20,801,306
Internet & Catalog Retail 0.2%
Liberty Interactive Corp., Class A(a)	124,253	3,475,356
Liberty Ventures, Inc., Class A(a)	22,179	920,429
Total		4,395,785

Common Stocks (continued)

Issuer	Shares	Value ($)
Leisure Products 0.1%
Mattel, Inc.	77,662	2,004,456
Media 3.4%
Comcast Corp.	60,826	3,527,908
Comcast Corp., Class A	370,097	21,635,870
Gannett Co., Inc.	17,511	626,719
Liberty Broadband Corp. Class A(a)	586	31,591
Liberty Broadband Corp. Class C(a)	1,683	90,007
Liberty Media Corp., Class A(a)	12,259	469,703
Liberty Media Corp., Class C(a)	24,891	944,862
Madison Square Garden Co. (The), Class A(a)	10,614	906,754
News Corp., Class A(a)	31,805	481,846
News Corp., Class B(a)	14,504	216,835
Pearson PLC	474,799	9,484,674
Regal Entertainment Group, Class A	268,309	5,623,757
Time Warner Cable, Inc.	20,108	3,637,336
Time Warner, Inc.	132,146	11,163,694
Vivendi SA	220,312	5,611,254
Total		64,452,810
Multiline Retail 0.4%
Dillard's, Inc., Class A	10,044	1,165,204
Kohl's Corp.	64,897	4,250,105
Target Corp.	39,634	3,143,769
Total		8,559,078
Specialty Retail 0.2%
Cabela's, Inc.(a)	1,500	76,500
GameStop Corp., Class A	24,384	1,058,509
Penske Automotive Group, Inc.	22,793	1,176,347
Staples, Inc.	118,861	1,957,046
Total		4,268,402
Textiles, Apparel & Luxury Goods 0.1%
PVH Corp.	13,692	1,432,731
Total Consumer Discretionary		169,486,098
CONSUMER STAPLES 12.5%
Beverages 1.6%
Anheuser-Busch InBev NV	94,809	11,396,890
Coca-Cola Co. (The)	233,045	9,545,523
Molson Coors Brewing Co., Class B	13,364	980,650

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
PepsiCo, Inc.	84,720	8,169,550
Total		30,092,613
Food & Staples Retailing 1.1%
CVS Health Corp.	165,734	16,967,847
Safeway, Inc. Casa Ley CVR(b)(c)	60,717	61,622
Safeway, Inc. PDC CVR(b)(c)	60,717	2,963
Wesfarmers Ltd.	132,947	4,424,118
Total		21,456,550
Food Products 2.1%
Archer-Daniels-Midland Co.	63,235	3,341,970
Bunge Ltd.	24,761	2,291,878
ConAgra Foods, Inc.	81,563	3,149,147
General Mills, Inc.	196,208	11,017,079
Ingredion, Inc.	19,994	1,638,908
JM Smucker Co. (The)	31,349	3,716,424
Mondelez International, Inc., Class A	122,374	5,089,535
Pinnacle Foods, Inc.	17,466	736,192
Seaboard Corp.(a)	3	10,290
TreeHouse Foods, Inc.(a)	1,000	71,330
Tyson Foods, Inc., Class A	93,620	3,974,169
Unilever PLC	117,323	5,176,867
Total		40,213,789
Household Products 1.7%
Energizer Holdings, Inc.	15,755	2,232,326
Procter & Gamble Co. (The)	402,273	31,534,180
Total		33,766,506
Tobacco 6.0%
Altria Group, Inc.	972,503	49,792,153
British American Tobacco PLC	181,534	10,003,696
Imperial Tobacco Group PLC	242,005	12,464,971
Lorillard, Inc.	128,385	9,305,345
Philip Morris International, Inc.	413,671	34,363,650
Total		115,929,815
Total Consumer Staples		241,459,273
ENERGY 14.1%
Energy Equipment & Services 0.6%
Baker Hughes, Inc.	37,375	2,409,193
Diamond Offshore Drilling, Inc.	2,929	88,866
Helmerich & Payne, Inc.	26,960	1,967,810

Common Stocks (continued)

Issuer	Shares	Value ($)
National Oilwell Varco, Inc.	37,758	1,857,316
Noble Corp. PLC	63,763	1,068,030
Transocean Ltd.	60,489	1,140,218
Weatherford International PLC(a)	193,599	2,675,538
Total		11,206,971
Oil, Gas & Consumable Fuels 13.5%
Anadarko Petroleum Corp.	84,164	7,036,952
Apache Corp.	53,458	3,198,927
BP PLC, ADR	477,693	19,805,152
California Resources Corp.	43,199	339,112
Cenovus Energy, Inc.	150,665	2,486,045
Chesapeake Energy Corp.	139,842	1,973,171
Chevron Corp.	562,344	57,921,432
Cimarex Energy Co.	21,851	2,524,009
ConocoPhillips	569,977	36,296,135
Devon Energy Corp.	52,374	3,415,832
ENI SpA	594,720	10,705,637
Exxon Mobil Corp.	263,463	22,447,048
Hess Corp.	38,224	2,580,884
HollyFrontier Corp.	23,880	994,602
Kinder Morgan, Inc.	101,585	4,214,762
Marathon Oil Corp.	87,645	2,383,068
Marathon Petroleum Corp.	39,477	4,084,290
Newfield Exploration Co.(a)	42,388	1,602,690
Occidental Petroleum Corp.	362,866	28,372,492
Phillips 66	137,701	10,894,903
QEP Resources, Inc.	36,175	681,175
Spectra Energy Corp.	193,241	6,796,286
Tesoro Corp.	33,424	2,958,024
Total SA	198,153	10,005,606
Valero Energy Corp.	82,177	4,868,165
Whiting Petroleum Corp.(a)	20,025	660,625
Williams Companies, Inc. (The)	206,556	10,555,012
Total		259,802,036
Total Energy		271,009,007
FINANCIALS 10.9%
Banks 5.6%
Bank of America Corp.	527,310	8,700,615
Bank of China Ltd., Class H	7,348,000	4,867,725

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Bank of Montreal	90,384	5,522,462
BB&T Corp.	66,186	2,612,361
BOK Financial Corp.	6,790	439,177
CIT Group, Inc.	20,855	964,752
Citigroup, Inc.	169,194	9,150,011
Comerica, Inc.	15,342	750,991
Fifth Third Bancorp	148,586	3,007,381
Huntington Bancshares, Inc.	148,657	1,654,552
Industrial & Commercial Bank of China Ltd., Class H	5,760,000	4,987,893
JPMorgan Chase & Co.	596,295	39,224,285
KeyCorp	163,770	2,387,767
M&T Bank Corp.	21,846	2,640,744
PacWest Bancorp	2,740	122,999
People's United Financial, Inc.	26,655	414,752
PNC Financial Services Group, Inc. (The)	55,698	5,329,742
Regions Financial Corp.	232,084	2,341,728
SunTrust Banks, Inc.	48,382	2,064,944
Wells Fargo & Co.	173,341	9,700,162
Zions Bancorporation	27,834	803,846
Total		107,688,889
Capital Markets 1.3%
Bank of New York Mellon Corp. (The)	72,819	3,157,432
BlackRock, Inc.	14,279	5,222,973
E*TRADE Financial Corp.(a)	34,069	1,003,673
Goldman Sachs Group, Inc. (The)	55,793	11,503,959
Legg Mason, Inc.	10,118	539,896
Morgan Stanley	74,603	2,849,835
State Street Corp.	9,206	717,423
Total		24,995,191
Consumer Finance 0.4%
Capital One Financial Corp.	88,090	7,360,800
Diversified Financial Services 0.2%
CME Group, Inc.	13,361	1,258,606
Leucadia National Corp.	30,575	753,063
NASDAQ OMX Group, Inc. (The)	14,055	727,346
Voya Financial, Inc.	14,616	662,251
Total		3,401,266

Common Stocks (continued)

Issuer	Shares	Value ($)
Insurance 3.3%
ACE Ltd.	18,523	1,972,329
Aflac, Inc.	68,912	4,287,705
Alleghany Corp.(a)	2,400	1,140,840
Allied World Assurance Co. Holdings AG	5,412	229,956
Allstate Corp. (The)	66,501	4,476,847
American Financial Group, Inc.	12,699	806,387
American International Group, Inc.	151,353	8,870,799
Arch Capital Group Ltd.(a)	11,201	715,632
Assurant, Inc.	12,198	803,238
Assured Guaranty Ltd.	26,419	755,319
Axis Capital Holdings Ltd.	9,588	527,724
Chubb Corp. (The)	16,284	1,587,690
Cincinnati Financial Corp.	19,347	978,571
CNA Financial Corp.	3,492	135,001
Everest Re Group Ltd.	13,000	2,359,630
FNF Group	3,956	150,170
Genworth Financial, Inc., Class A(a)	41,456	329,161
Hartford Financial Services Group, Inc. (The)	135,349	5,564,197
HCC Insurance Holdings, Inc.	16,809	961,139
Lincoln National Corp.	22,004	1,254,448
Loews Corp.	65,032	2,609,084
Markel Corp.(a)	1,172	905,675
MetLife, Inc.	64,897	3,391,517
Old Republic International Corp.	43,614	674,272
PartnerRe Ltd.	7,061	928,027
Principal Financial Group, Inc.	93,337	4,824,590
Prudential Financial, Inc.	20,566	1,740,089
Reinsurance Group of America, Inc.	9,990	934,564
RenaissanceRe Holdings Ltd.	11,445	1,168,649
Torchmark Corp.	6,038	344,589
Travelers Companies, Inc. (The)	51,285	5,185,939
Unum Group	43,810	1,531,598
Validus Holdings Ltd.	6,795	291,573
WR Berkley Corp.	33,984	1,665,216
XL Group PLC	23,721	893,807
Total		64,995,972
Real Estate Investment Trusts (REITs) —%
Communications Sales & Leasing, Inc.(a)	29,997	781,422
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 0.1%
New York Community Bancorp, Inc.	70,937	1,258,422
Total Financials		210,481,962
HEALTH CARE 14.7%
Biotechnology 0.3%
Gilead Sciences, Inc.(a)	51,420	5,772,923
Health Care Equipment & Supplies 0.3%
Becton Dickinson and Co.	1,377	193,482
Boston Scientific Corp.(a)	103,448	1,889,995
Hologic, Inc.(a)	47,476	1,698,217
Teleflex, Inc.	6,434	828,313
Total		4,610,007
Health Care Providers & Services 3.0%
Aetna, Inc.	57,431	6,775,135
Anthem, Inc.	43,843	7,359,047
Brookdale Senior Living, Inc.(a)	8,580	323,380
CIGNA Corp.	13,350	1,880,080
Community Health Systems, Inc.(a)	30,870	1,707,420
Express Scripts Holding Co.(a)	119,434	10,407,479
Humana, Inc.	39,232	8,421,149
Mednax, Inc.(a)	8,437	600,546
Omnicare, Inc.	20,889	1,990,513
Quest Diagnostics, Inc.	36,593	2,752,891
UnitedHealth Group, Inc.	126,662	15,226,039
Universal Health Services, Inc., Class B	3,138	406,622
Total		57,850,301
Life Sciences Tools & Services 0.3%
Agilent Technologies, Inc.	18,305	753,983
Bio-Rad Laboratories, Inc., Class A(a)	800	115,496
Thermo Fisher Scientific, Inc.	43,133	5,591,331
Total		6,460,810
Pharmaceuticals 10.8%
AbbVie, Inc.	176,571	11,757,863
Actavis PLC(a)	38,625	11,850,536
AstraZeneca PLC, ADR	46,698	3,154,450
Bristol-Myers Squibb Co.	214,234	13,839,516
Eli Lilly & Co.	75,880	5,986,932
Johnson & Johnson	422,707	42,329,879
Mallinckrodt PLC(a)	9,744	1,261,263

Common Stocks (continued)

Issuer	Shares	Value ($)
Merck & Co., Inc.	537,428	32,723,991
Novartis AG, ADR	47,365	4,865,807
Perrigo Co. PLC	1,300	247,390
Pfizer, Inc.	2,282,038	79,300,821
Total		207,318,448
Total Health Care		282,012,489
INDUSTRIALS 7.4%
Aerospace & Defense 1.9%
B/E Aerospace, Inc.	3,299	189,165
BAE Systems PLC	740,939	5,832,123
L-3 Communications Holdings, Inc.	25,179	2,966,338
Lockheed Martin Corp.	130,348	24,531,494
Orbital ATK, Inc.	12,837	982,030
Precision Castparts Corp.	2,730	577,750
Textron, Inc.	14,507	656,007
Total		35,734,907
Air Freight & Logistics 0.3%
FedEx Corp.	36,928	6,396,668
Airlines 0.5%
Alaska Air Group, Inc.	1,914	123,721
Copa Holdings SA, Class A	6,740	574,855
JetBlue Airways Corp.(a)	89,618	1,806,699
Southwest Airlines Co.	189,320	7,014,306
Total		9,519,581
Building Products 0.1%
Owens Corning	29,621	1,254,746
Commercial Services & Supplies 0.8%
ADT Corp. (The)	32,450	1,183,776
KAR Auction Services, Inc.	34,933	1,301,604
Republic Services, Inc.	110,695	4,459,901
RR Donnelley & Sons Co.	409,059	7,845,752
Waste Connections, Inc.	29,525	1,432,848
Total		16,223,881
Construction & Engineering 0.1%
AECOM(a)	7,195	237,651
Jacobs Engineering Group, Inc.(a)	17,671	764,448
Quanta Services, Inc.(a)	35,623	1,044,466
Total		2,046,565

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 0.4%
Eaton Corp. PLC	47,863	3,426,512
Schneider Electric SE	53,488	4,040,541
Total		7,467,053
Industrial Conglomerates 1.7%
Carlisle Companies, Inc.	4,790	474,928
Danaher Corp.	29,502	2,546,613
General Electric Co.	1,096,260	29,895,010
Total		32,916,551
Machinery 0.6%
AGCO Corp.	24,498	1,244,009
Ingersoll-Rand PLC	7,830	538,547
Joy Global, Inc.	25,674	999,746
Oshkosh Corp.	15,144	759,623
Pentair PLC	32,406	2,074,956
SPX Corp.	4,413	327,930
Stanley Black & Decker, Inc.	44,157	4,523,443
Timken Co. (The)	13,752	537,703
Trinity Industries, Inc.	42,297	1,268,487
Total		12,274,444
Marine —%
Kirby Corp.(a)	4,365	334,839
Professional Services 0.1%
Manpowergroup, Inc.	7,324	619,976
Nielsen NV	13,805	621,087
Towers Watson & Co.	886	122,224
Total		1,363,287
Road & Rail 0.9%
AMERCO	78	25,662
Avis Budget Group, Inc.(a)	29,777	1,518,627
CSX Corp.	159,224	5,426,354
Genesee & Wyoming, Inc., Class A(a)	8,697	716,111
Hertz Global Holdings, Inc.(a)	112,975	2,247,073
Kansas City Southern	1,820	164,710
Norfolk Southern Corp.	41,793	3,844,956
Ryder System, Inc.	14,600	1,338,090
Union Pacific Corp.	15,070	1,520,713
Total		16,802,296

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors —%
Air Lease Corp.	9,684	364,409
Veritiv Corp.(a)	1,015	42,011
Total		406,420
Total Industrials		142,741,238
INFORMATION TECHNOLOGY 12.6%
Communications Equipment 3.3%
Arris Group, Inc.(a)	14,070	464,451
Brocade Communications Systems, Inc.	74,473	920,859
Cisco Systems, Inc.	2,087,469	61,183,716
EchoStar Corp., Class A(a)	3,561	178,406
Juniper Networks, Inc.	42,357	1,177,524
Total		63,924,956
Electronic Equipment, Instruments & Components 0.4%
Arrow Electronics, Inc.(a)	26,762	1,626,862
Avnet, Inc.	25,659	1,129,252
Corning, Inc.	125,317	2,621,632
Ingram Micro, Inc., Class A(a)	25,858	693,253
Jabil Circuit, Inc.	50,811	1,248,426
Total		7,319,425
Internet Software & Services 0.1%
IAC/InterActiveCorp	7,456	559,722
Yahoo!, Inc.(a)	41,739	1,792,064
Total		2,351,786
IT Services 0.9%
Amdocs Ltd.	27,252	1,494,772
Computer Sciences Corp.	29,967	2,055,736
Fidelity National Information Services, Inc.	71,601	4,489,383
Paychex, Inc.	101,789	5,029,395
Xerox Corp.	347,312	3,966,303
Total		17,035,589
Semiconductors & Semiconductor Equipment 3.7%
First Solar, Inc.(a)	12,021	597,564
Intel Corp.	1,321,438	45,536,754
Lam Research Corp.	26,098	2,146,561
Marvell Technology Group Ltd.	41,275	577,437
Maxim Integrated Products, Inc.	85,032	2,982,072
Microchip Technology, Inc.	299,751	14,726,767
Micron Technology, Inc.(a)	34,822	972,578

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
NVIDIA Corp.	104,434	2,311,124
ON Semiconductor Corp.(a)	5,946	78,844
Teradyne, Inc.	19,091	403,775
Total		70,333,476
Software 2.7%
Activision Blizzard, Inc.	122,188	3,086,469
CA, Inc.	112,761	3,433,573
Microsoft Corp.	891,492	41,775,315
Symantec Corp.	107,618	2,650,093
Synopsys, Inc.(a)	15,424	769,503
Total		51,714,953
Technology Hardware, Storage & Peripherals 1.5%
EMC Corp.	307,732	8,105,661
Hewlett-Packard Co.	303,803	10,147,020
NCR Corp.(a)	1,800	54,090
Seagate Technology PLC	139,259	7,748,371
Western Digital Corp.	33,098	3,222,421
Total		29,277,563
Total Information Technology		241,957,748
MATERIALS 3.0%
Chemicals 1.5%
Ashland, Inc.	8,330	1,061,242
CF Industries Holdings, Inc.	14,421	4,555,305
Dow Chemical Co. (The)	46,609	2,426,931
Eastman Chemical Co.	10,213	784,052
EI du Pont de Nemours & Co.	61,297	4,352,700
Huntsman Corp.	11,813	265,084
LyondellBasell Industries NV, Class A	119,596	12,091,155
Mosaic Co. (The)	69,282	3,176,580
Platform Specialty Products Corp.(a)	116	3,036
Total		28,716,085
Construction Materials 0.1%
Martin Marietta Materials, Inc.	4,624	689,022
Vulcan Materials Co.	20,399	1,834,482
Total		2,523,504
Containers & Packaging 0.3%
Bemis Co., Inc.	25,902	1,189,938
MeadWestvaco Corp.	29,839	1,508,063

Common Stocks (continued)

Issuer	Shares	Value ($)
Rock-Tenn Co., Class A	41,061	2,674,714
Sonoco Products Co.	4,322	194,576
Total		5,567,291
Metals & Mining 1.0%
Alcoa, Inc.	196,577	2,457,213
Freeport-McMoRan, Inc.	125,121	2,458,628
Newmont Mining Corp.	91,681	2,497,390
Nucor Corp.	152,691	7,222,284
Reliance Steel & Aluminum Co.	12,974	827,741
Rio Tinto PLC	49,807	2,174,130
Royal Gold, Inc.	1,601	103,697
Steel Dynamics, Inc.	37,238	812,161
Total		18,553,244
Paper & Forest Products 0.1%
International Paper Co.	53,134	2,753,935
Total Materials		58,114,059
TELECOMMUNICATION SERVICES 6.4%
Diversified Telecommunication Services 5.7%
AT&T, Inc.	1,924,702	66,479,207
BCE, Inc.	181,680	7,955,767
CenturyLink, Inc.	510,364	16,964,500
Frontier Communications Corp.	278,881	1,436,237
Orange SA	353,379	5,573,348
Verizon Communications, Inc.	246,296	12,176,874
Windstream Holdings, Inc.	24,997	203,351
Total		110,789,284
Wireless Telecommunication Services 0.7%
Sprint Corp.(a)	92,759	431,329
T-Mobile USA, Inc.(a)	29,277	1,138,290
United States Cellular Corp.(a)	3,857	150,809
Vodafone Group PLC	963,168	3,759,022
Vodafone Group PLC, ADR	190,775	7,445,948
Total		12,925,398
Total Telecommunication Services		123,714,682
UTILITIES 3.8%
Electric Utilities 1.5%
American Electric Power Co., Inc.	84,627	4,763,654
Duke Energy Corp.	133,141	10,082,768

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
PPL Corp.	189,419	6,574,733
Xcel Energy, Inc.	237,326	8,080,950
Total		29,502,105
Gas Utilities 0.1%
UGI Corp.	43,207	1,615,942
Independent Power and Renewable Electricity Producers 0.1%
Calpine Corp.(a)	86,601	1,740,680
NRG Energy, Inc.	42,444	1,069,589
Total		2,810,269
Multi-Utilities 2.1%
Ameren Corp.	139,557	5,614,378
CMS Energy Corp.	64,604	2,205,581
DTE Energy Co.	31,778	2,517,771
National Grid PLC	626,800	8,947,730
PG&E Corp.	120,101	6,421,801
Public Service Enterprise Group, Inc.	129,676	5,528,088
Sempra Energy	77,652	8,345,260
Total		39,580,609
Total Utilities		73,508,925
Total Common Stocks (Cost: $1,648,419,695)		1,814,485,481

Equity-Linked Notes 3.6%

Issuer	Coupon Rate	Shares	Value ($)
Deutsche Bank AG(d) (linked to common stock of Devon Energy Corp.) 07/31/15	4.000%	131,220	8,475,238
(linked to common stock of SABMiller PLC) 08/26/15	14.370%	110,100	5,893,631

Equity-Linked Notes (continued)

Issuer	Coupon Rate	Shares	Value ($)
Goldman Sachs Group, Inc. (The)(d) (linked to a basket of 42 oil and gas exploration and production securities) 07/28/15	7.000%	108,380	7,022,135
(linked to common stock of Blackstone Group L.P. (The)) 09/08/15	5.350%	73,380	3,160,697
09/08/15	5.350%	94,380	4,086,399
(linked to common stock of Dow Chemical Co. (The)) 09/03/15	5.000%	466,600	24,053,743
(linked to common stock of Pioneer Natural Resources Co.) 07/22/15	5.800%	43,400	6,457,373
(linked to common stock of Suncor Energy, Inc.) 07/29/15	5.000%	174,700	5,090,950
JPMorgan Chase & Co. (linked to common stock of KKR & Co., LP)(d) 09/22/15	6.650%	259,710	5,944,762

Total Equity-Linked Notes (Cost: $72,368,862)	70,184,928

Money Market Funds 2.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.114%(e)(f)	46,425,295	46,425,295
Total Money Market Funds (Cost: $46,425,295)		46,425,295
Total Investments (Cost: $1,767,213,852)		1,931,095,704
Other Assets & Liabilities, Net		(3,777,921)
Net Assets		1,927,317,783

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at May 31, 2015 was $64,585, which represents less than 0.01% of net assets. Information concerning such security holdings at May 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Safeway, Inc. Casa Ley CVR	01/28/2014 – 01/30/2014	8,416
Safeway, Inc. PDC CVR	01/28/2014 – 01/30/2014	372

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2015, the value of these securities amounted to $64,585, which represents less than 0.01% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Notes to Portfolio of Investments (continued)

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the value of these securities amounted to $70,184,928 or 3.64% of net assets.

(e)  The rate shown is the seven-day current annualized yield at May 31, 2015.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	22,254,774	629,955,055	(605,784,534)	46,425,295	31,520	46,425,295

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	144,591,987	24,894,111	—	169,486,098
Consumer Staples	197,928,146	43,466,542	64,585	241,459,273
Energy	250,297,764	20,711,243	—	271,009,007
Financials	200,626,344	9,855,618	—	210,481,962
Health Care	282,012,489	—	—	282,012,489
Industrials	132,868,574	9,872,664	—	142,741,238
Information Technology	241,957,748	—	—	241,957,748
Materials	55,939,929	2,174,130	—	58,114,059
Telecommunication Services	114,382,312	9,332,370	—	123,714,682
Utilities	64,561,195	8,947,730	—	73,508,925
Total Common Stocks	1,685,166,488	129,254,408	64,585	1,814,485,481
Equity-Linked Notes	—	70,184,928	—	70,184,928
Money Market Funds	46,425,295	—	—	46,425,295
Total Investments	1,731,591,783	199,439,336	64,585	1,931,095,704

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company's restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,720,788,557)	$1,884,670,409
Affiliated issuers (identified cost $46,425,295)	46,425,295
Total investments (identified cost $1,767,213,852)	1,931,095,704
Cash	52,824
Receivable for:
Investments sold	46,008,879
Capital shares sold	4,433,163
Dividends	5,797,328
Interest	29,762
Foreign tax reclaims	367,526
Prepaid expenses	1,022
Total assets	1,987,786,208
Liabilities
Payable for:
Investments purchased	56,652,911
Capital shares purchased	3,321,179
Investment management fees	31,468
Distribution and/or service fees	13,252
Transfer agent fees	285,089
Administration fees	2,856
Compensation of board members	30,985
Other expenses	130,685
Total liabilities	60,468,425
Net assets applicable to outstanding capital stock	$1,927,317,783
Represented by
Paid-in capital	$1,724,236,404
Undistributed net investment income	7,819,227
Accumulated net realized gain	31,407,142
Unrealized appreciation (depreciation) on:
Investments	163,881,852
Foreign currency translations	(26,842)
Total — representing net assets applicable to outstanding capital stock	$1,927,317,783
Class A
Net assets	$1,927,317,783
Shares outstanding	155,733,602
Net asset value per share	$12.38

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

STATEMENT OF OPERATIONS

Year ended May 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$54,728,382
Dividends — affiliated issuers	31,520
Interest	5,252,462
Foreign taxes withheld	(1,394,566)
Total income	58,617,798
Expenses:
Investment management fees	10,689,157
Distribution and/or service fees
Class A	4,455,798
Transfer agent fees
Class A	3,531,852
Administration fees	965,954
Compensation of board members	34,576
Custodian fees	45,537
Printing and postage fees	298,172
Registration fees	38,972
Professional fees	41,496
Other	33,309
Total expenses	20,134,823
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(293,476)
Total net expenses	19,841,347
Net investment income	38,776,451
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	67,801,348
Foreign currency translations	(147,806)
Net realized gain	67,653,542
Net change in unrealized appreciation (depreciation) on:
Investments	(235,016)
Foreign currency translations	(22,438)
Net change in unrealized depreciation	(257,454)
Net realized and unrealized gain	67,396,088
Net increase in net assets resulting from operations	$106,172,539

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year ended May 31, 2015	Year ended May 31, 2014
Operations
Net investment income	$38,776,451	$23,904,073
Net realized gain	67,653,542	126,928,690
Net change in unrealized appreciation (depreciation)	(257,454)	53,682,840
Net increase in net assets resulting from operations	106,172,539	204,515,603
Distributions to shareholders
Net investment income
Class A	(37,808,599)	(18,761,924)
Net realized gains
Class A	(86,159,567)	(90,982,487)
Total distributions to shareholders	(123,968,166)	(109,744,411)
Increase in net assets from capital stock activity	192,162,908	907,244,652
Total increase in net assets	174,367,281	1,002,015,844
Net assets at beginning of year	1,752,950,502	750,934,658
Net assets at end of year	$1,927,317,783	$1,752,950,502
Undistributed net investment income	$7,819,227	$6,999,181

	Year ended May 31, 2015		Year ended May 31, 2014
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions	36,228,479	448,971,978	92,115,130	1,093,668,735
Distributions reinvested	10,223,902	123,967,935	9,527,929	109,741,649
Redemptions	(30,622,141)	(380,777,005)	(24,350,459)	(296,165,732)
Net increase	15,830,240	192,162,908	77,292,600	907,244,652
Total net increase	15,830,240	192,162,908	77,292,600	907,244,652

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year ended May 31, 2015
Class A	2015	2014		2013	2012(a)
Per share data
Net asset value, beginning of period	$12.53	$11.99		$9.49	$10.00
Income from investment operations:
Net investment income	0.27	0.25		0.18	0.02
Net realized and unrealized gain (loss)	0.47	1.67		2.50	(0.53)
Total from investment operations	0.74	1.92		2.68	(0.51)
Less distributions to shareholders:
Net investment income	(0.27)	(0.20)		(0.18)	—
Net realized gains	(0.62)	(1.18)		—	—
Total distributions to shareholders	(0.89)	(1.38)		(0.18)	—
Net asset value, end of period	$12.38	$12.53		$11.99	$9.49
Total return	6.16%	17.18%		28.49%	(5.10%)
Ratios to average net assets(b)
Total gross expenses	1.13%	1.20	%(c)	1.24%	1.38	%(d)
Total net expenses(e)	1.11%	1.08	%(c)	1.08%	1.08	%(d)
Net investment income	2.18%	2.05%		1.70%	2.46	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,927,318	$1,752,951		$750,935	$576,769
Portfolio turnover	55%	99%		55%	3%

Notes to Financial Highlights

(a)  Based on operations from April 20, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Active Portfolios® Multi-Manager Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

Annual Report 2015
23

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no

Annual Report 2015
24

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) share the responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.60% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Dimensional Fund Advisors, L.P. (DFA), to subadvise a portion of the Fund. The Investment Manager compensates DFA to manage the investments of a portion of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.05% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee

Annual Report 2015
25

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

health and retirement benefits, and certain other expenses. For the year ended May 31, 2015, other expenses paid by the Fund to this company were $3,890.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended May 31, 2015, the Fund's effective transfer agency fee rate as a percentage of average daily net assets for Class A shares was 0.20%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services).

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective October 1, 2014	Contractual Expense Cap Prior to October 1, 2014
Class A	1.13%	1.08%

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and

Annual Report 2015
26

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(147,806)
Accumulated net realized gain	147,806

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2015	2014
Ordinary income	$75,012,890	$46,516,107
Long-term capital gains	48,955,276	63,228,304
Total	$123,968,166	$109,744,411

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	12,336,858
Undistributed long-term capital gains	27,981,128
Net unrealized appreciation	162,819,429

At May 31, 2015, the cost of investments for federal income tax purposes was $1,768,276,275 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$209,072,018
Unrealized depreciation	(46,252,589)
Net unrealized appreciation	$162,819,429

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,064,991,451 and $963,974,961, respectively, for the year ended May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, affiliated shareholders of record owned 100% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a

Annual Report 2015
27

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
28

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Active Portfolios® Multi-Manager Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Value Fund (the "Fund," a series of Columbia Funds Series Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on May 31, 2012 were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 23, 2015

Annual Report 2015
29

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	79.39%
Dividends Received Deduction	60.18%
Capital Gain Dividend	$53,272,800

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
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ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

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ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

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ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
33

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2015
34

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
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ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Active Portfolios® Multi-Manager Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Dimensional Fund Advisors LP (the Subadviser), the Subadviser has provided portfolio management and related services for the Fund.

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement and the Subadvisory Agreement (together, the Advisory Agreements) for a two-month period (Short-Term Period) in order to align the Advisory Agreements with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the Advisory Agreements for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory and subadvisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management. The Board took into account the information it received and reviewed concerning Columbia Management's ongoing oversight and monitoring of the subadvisers, observing the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other noted services, investment, risk and compliance oversight. The Board also took into account the Subadviser oversight structure and the Columbia Management team dedicated thereto as well as the contemplated enhancements to the team and its resources. The Board also noted the information it received concerning Columbia Management's ability to retain its key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Board also took into account the organization and strength of the Fund's and its service providers' compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. In addition, the Board discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Annual Report 2015
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ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS (continued)

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser's code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser's organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser's capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement for the Short-Term Period. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement for the Short-Term Period. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below), as well as the Investment Manager's recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser the Board concluded that the services being performed under the Subadvisory Agreement were acceptable for purposes of renewal for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. Additionally, the Board reviewed the performance of the Subadviser and Columbia Management's process for monitoring the Subadviser. The Board considered, in particular, management's rationale for recommending the continued retention of the Subadviser. The Board observed that for purposes of approving the Advisory Agreements for the Short-Term Period, the Fund's performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments

Annual Report 2015
37

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS (continued)

in its business and earn an appropriate profit. For purposes of approving the Advisory Agreements for the Short-Term Period, the Board concluded that the investment management service and subadvisory fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the Advisory Agreements for the Short-Term Period, fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the Advisory Agreements for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements for the Short-Term Period.

Annual Report 2015
38

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
39

Active Portfolios® Multi-Manager Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN116_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA MORTGAGE OPPORTUNITIES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MORTGAGE OPPORTUNITIES FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Approval of Investment Management Services Agreement	45
Important Information About This Report	47

Annual Report 2015

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Mortgage Opportunities Fund (the Fund) Class A shares returned 4.88% excluding sales charges for the 12-month period that ended May 31, 2015.

■  During the same 12-month period, the Fund outperformed its benchmark, the Citi One-Month U.S. Treasury Bill Index, which returned 0.02%.

■  The Fund's performance was helped by exposure to a number of sectors which provided positive returns, led by non-agency residential mortgage-backed securities.

Average Annual Total Returns (%) (for period ended May 31, 2015)

	Inception	1 Year	Life
Class A	04/30/14
Excluding sales charges		4.88	4.76
Including sales charges		1.73	1.86
Class C	04/30/14
Excluding sales charges		4.09	3.99
Including sales charges		3.09	3.99
Class I	04/30/14	5.29	5.17
Class R4	04/30/14	5.24	5.12
Class R5	04/30/14	5.34	5.22
Class W	04/30/14	4.87	4.76
Class Z	04/30/14	5.24	5.11
Citi One-Month U.S. Treasury Bill Index		0.02	0.02

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 4.75% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

The Citi One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2014 – May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mortgage Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA MORTGAGE OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At May 31, 2015, approximately 98% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2015, the Fund's Class A shares returned 4.88% excluding sales charges. The Fund outperformed its benchmark, the Citi One-Month U.S. Treasury Bill Index, which returned 0.02% over the same period. The Fund's exposure to a number of mortgage-related sectors provided positive performance relative to the benchmark, in particular holding of higher yielding, non-agency mortgage-backed securities.

Low U.S. Rates Supported by Demand from Global Investors

Entering the period, the bond market appeared to be comfortable with the trajectory of the U.S. Federal Reserve (Fed), as it continued to taper its longer-term bond purchases towards zero while actively monitoring conditions with an eye toward beginning to hike its benchmark short-term interest rate. In fact, longer-term rates generally drifted downward, despite the looming inevitability of Fed policy normalization. Even as the Fed was preparing to tighten its policy, the European Central Bank, Bank of Japan and Peoples Bank of China stepped up efforts to stimulate their respective economies. The result of these diverging central bank policies was increased support for the U.S. dollar against other leading currencies and a preference on the part of investors globally for U.S. financial assets.

The global demand for U.S. assets was also supported by a deteriorating geopolitical backdrop that drove a flight to safety during the period. The ongoing Russia-Ukraine standoff, the rise of a militant fundamentalist group in Iraq and Syria, and a resurgence in the Israeli-Palestinian conflict all contributing to an increase in investor risk aversion. Risk sentiment was further undermined by a collapse in crude oil prices over the latter part of 2014, which resulted in energy-related areas of the bond market being severely punished by investors, along with bonds in a number of emerging markets heavily dependent on oil exports.

In its March statement, the Fed dropped the reference to remaining "patient" on monetary policy, but signaled that any subsequent hikes would be incremental and dependent on incoming economic data. Investors continued to respond favorably to the Fed's measured approach, leading to a further decline in Treasury yields.

The U.S. Treasury yield curve flattened over the 12-month period ended May 31, 2015, as rates rose modestly on shorter maturities while

Portfolio Management

Jason Callan

Tom Heuer, CPA, CFA

Portfolio Breakdown (%) (at May 31, 2015)
Asset-Backed Securities — Non-Agency	10.5
Commercial Mortgage-Backed Securities — Non-Agency	18.4
Money Market Funds	3.1
Options Purchased Puts	0.3
Residential Mortgage-Backed Securities — Agency	45.1
Residential Mortgage-Backed Securities — Non-Agency	22.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at May 31, 2015)
AAA rating	47.4
A rating	2.9
BBB rating	2.6
BB rating	7.9
B rating	0.7
Not rated	38.5
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other

Annual Report 2015
5

COLUMBIA MORTGAGE OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Funds that seek to generate absolute returns are generally not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund's use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund's prospectus for more information on these and other risks.

experiencing significant declines farther out along the curve. Despite lower interest rates, mortgage prepayments remained subdued over most of the period, as home values rose only modestly and credit conditions remained tight. The combination of declining interest rates and low prepayments supported positive returns for mortgage-backed securities.

Allocations within Mortgage Market Added to Results

The Fund held a significant position in non-agency mortgage-backed securities. As these mortgages lack any backing, explicit or implicit, from the federal government, their values are more dependent on the health of the housing market than is the case with agency mortgages. This allocation added to performance as non-agency mortgages were supported over the period by continued, if gradual, strengthening in housing, as well as ongoing low supply of new issues.

The Fund had a meaningful position in commercial mortgage-backed securities which provided positive performance, in particular via exposure to issues backed by income from underlying rental properties.

Agency mortgage-backed securities provided positive performance as well, in particular exposure to higher yielding collateralized mortgage obligations and holdings of "to-be-announced" agency pass through securities.

The Fund used three types of derivative securities investments during the period in an effort to control risks. We invested in Treasury futures contracts to reduce the risk that rising interest rates would undermine prices of securities in the portfolio. We also invested in options on interest rate swaps seeking both to reduce the risk of rising interest rates and to protect against market volatility. Finally, we utilized credit default swap contracts in order to manage credit risk. The Fund's use of futures contracts had a positive impact on performance. The Fund's use of options and credit default swap contracts detracted from results.

Looking Ahead

At some point in the next few quarters, we expect the Fed will begin to gradually tighten monetary policy, initially through adjusting upward its benchmark short-term lending rate and eventually by discontinuing its reinvestment of principal payments into the agency mortgage market. The Fund is positioned in anticipation of a moderate increase in rates overall and continued flattening of the yield curve as short rates should feel most directly the impact of the Fed's policy shift. At this time, we do not anticipate a meaningful uptick in prepayments over the near term, given the current stringent credit standards and the likelihood that mortgage rates will drift higher out on the curve as the Fed removes its support. We currently intend to maintain a significant position in non-agency mortgage-backed securities, which we believe may continue to benefit from low supply and continued improvement in the housing market.

Annual Report 2015
6

COLUMBIA MORTGAGE OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.80	1,019.95	5.05	5.04	1.00
Class C	1,000.00	1,000.00	1,022.00	1,016.21	8.82	8.80	1.75
Class I	1,000.00	1,000.00	1,027.90	1,021.94	3.03	3.02	0.60
Class R4	1,000.00	1,000.00	1,028.10	1,021.19	3.79	3.78	0.75
Class R5	1,000.00	1,000.00	1,028.60	1,021.69	3.29	3.28	0.65
Class W	1,000.00	1,000.00	1,025.80	1,019.95	5.05	5.04	1.00
Class Z	1,000.00	1,000.00	1,028.10	1,021.19	3.79	3.78	0.75

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities —
Agency 58.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. CMO IO Series 4121 Class IA 01/15/41	3.500%	2,678,778	434,585
Federal Home Loan Mortgage Corp.(a) CMO IO STRIPS Series 309 Class S4 08/15/43	5.784%	9,085,203	2,267,123
CMO IO STRIPS Series 312 Class S1 09/15/43	5.764%	8,167,752	2,069,841
Federal Home Loan Mortgage Corp.(a)(b) CMO IO STRIPS Series 280 Class S1 09/15/42	5.814%	4,267,663	912,385
CMO IO Series 311 Class S1 08/15/43	5.764%	56,034,213	12,473,575
CMO IO Series 326 Class S2 03/15/44	5.764%	41,754,436	10,227,271
CMO IO Series 3922 Class SH 09/15/41	5.714%	21,198,142	3,383,109
CMO IO Series 3957 Class WS 11/15/41	6.364%	10,962,981	1,951,130
CMO IO Series 4223 Class DS 12/15/38	5.914%	3,471,064	599,082
CMO IO Series 4286 Class NS 12/15/43	5.714%	3,758,346	944,314
Federal Home Loan Mortgage Corp.(b) CMO IO STRIPS Series 304 Class C67 12/15/42	4.500%	13,155,022	3,341,762
CMO IO Series 329 Class C5 06/15/43	3.500%	1,774,331	366,855
CMO IO Series 4098 Class AI 05/15/39	3.500%	19,376,434	2,696,541
CMO IO Series 4215 Class IL 07/15/41	3.500%	13,705,960	1,688,474
Federal National Mortgage Association(a)(b) CMO IO Series 2013-101 Class CS 10/25/43	5.715%	6,344,483	1,582,791
CMO IO Series 2013-124 Class SB 12/25/43	5.765%	9,331,041	2,315,126
CMO IO Series 2013-54 Class BS 06/25/43	5.965%	9,009,196	2,251,437
CMO IO Series 2013-97 Class SB 06/25/32	5.915%	4,252,765	675,264
Federal National Mortgage Association(b) CMO IO Series 2012-121 Class GI 08/25/39	3.500%	8,843,387	1,196,420
CMO IO Series 2012-152 Class EI 07/25/31	3.000%	18,064,713	2,282,415
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	2,634,954	383,457
CMO IO Series 2013-117 Class AI 04/25/36	3.500%	6,896,616	774,493
CMO IO Series 2013-118 Class AI 09/25/38	4.000%	7,535,030	1,085,619
CMO IO Series 2013-31 Class IH 02/25/43	3.500%	15,360,775	2,154,707

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c) 06/11/45	3.000%	5,000,000	5,069,629
06/11/45	3.500%	16,000,000	16,723,747
Government National Mortgage Association(b) CMO IO Series 2014-184 Class CI 11/16/41	3.500%	14,507,376	2,378,436
CMO IO Series 2015-53 Class EI 04/16/45	3.500%	13,640,442	2,758,613
Government National Mortgage Association(c) 06/18/45	3.000%	50,000,000	51,239,260
Total Residential Mortgage-Backed Securities — Agency (Cost: $137,187,908)			136,227,461
Residential Mortgage-Backed Securities — Non-Agency 29.1%
AJAX Mortgage Loan Trust CMO Series 2014-B Class A(a)(d) 08/25/54	3.850%	1,924,814	1,925,391
BCAP LLC Trust(a)(d) CMO Series 2014-RR3 Class 3A1 07/26/36	0.322%	873,740	830,358
Series 2010-RR11 Class 8A1 05/27/37	5.516%	1,936,724	1,982,968
Bayview Opportunity Master Fund Trust Series 2014-16RP Class A(a)(d) 11/28/29	3.844%	398,324	398,588
CSMC Trust CMO Series 2015-RPL1 Class A2(a)(d) 02/25/57	3.757%	1,845,000	1,780,557
Citigroup Mortgage Loan Trust, Inc. Series 2013-11 Class 3A3(a)(d) 09/25/34	2.406%	920,085	884,075
Citigroup Mortgage Loan Trust(a) CMO Series 2015-A Class B3 06/25/58	4.500%	4,276,582	3,987,306
Citigroup Mortgage Loan Trust(a)(d) CMO Series 2009-9 Class 7A2 01/25/36	2.498%	1,000,000	957,778
CMO Series 2014-11 Class 5A2 11/25/36	24.738%	1,589,159	1,885,292
CMO Series 2014-2 Class 3A3 08/25/37 0.321% 3,218,000 2,931,970 CMO Series 2014-C Class A 02/25/54	3.250%	4,237,967	4,133,261
Citigroup Mortgage Loan Trust(b) CMO IO Series 2015-A Class A1IO 06/25/58	1.000%	124,905,916	4,811,676
CMO IO Series 2015-A Class A4IO 06/25/58	0.250%	19,311,515	185,981

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(a)(d) CMO Series 2014-RPL4 Class A1 08/25/62	3.625%	2,889,348	2,878,960
CMO Series 2014-RPL4 Class A2 08/25/62	4.322%	4,000,000	3,810,927
Credit Suisse Mortgage Capital Certificates(d) CMO Series 2010-9R Class 10A5 04/27/37	4.000%	1,000,000	1,002,669
CMO Series 2010-9R Class 1A5 08/27/37	4.000%	4,000,000	3,886,696
CMO Series 2010-9R Class 2A5 02/27/38	4.000%	2,709,000	2,610,298
CMO Series 2010-9R Class 7A5 05/27/37	4.000%	932,571	933,821
Credit Suisse Securities (USA) LLC(d) CMO Series 2014-5R Class 5A2 07/27/37	3.250%	3,340,764	3,226,273
CMO Series 2014-5R Class 8A1 11/27/37	2.625%	1,626,217	1,582,495
CMO Series 2014-RPL1 Class A3 02/25/54	3.958%	2,500,000	2,513,530
GCAT CMO Series 2013-RP1 Class A2(a)(d) 06/25/18	5.000%	1,000,000	992,988
Jefferies Resecuritization Trust Series 2014-R1 Class 1A1(d) 12/27/37	4.000%	2,318,520	2,321,102
Morgan Stanley Re-Remic Trust Series 2013-R8 Class 1B(a)(d) 09/26/36	2.615%	8,157,742	8,012,534
NZES Series 2015-PLS1 Class A(a)(d) 04/25/17	5.430%	2,962,530	2,962,530
New Residential Mortgage Loan Trust CMO IO Series 2014-1A Class AIO(a)(b)(d) 01/25/54	2.238%	32,044,083	2,193,065
Pretium Mortgage Credit Partners I Series 2015-NPL1 Class A2(a)(d) 05/28/30	4.250%	1,000,000	978,125
VML LLC CMO Series 2014-NPL1 Class A1(a)(d) 04/25/54	3.875%	1,784,569	1,790,798
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $67,206,330)			68,392,012

Commercial Mortgage-Backed Securities —
Non-Agency 23.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Homes 4 Rent(a)(d) Series 2014-SFR1 Class E 06/17/31	2.750%	7,000,000	6,900,281
Series 2014-SFR1 Class F 06/17/31	3.500%	3,250,000	3,220,600
American Homes 4 Rent(d) Series 2015-SFR1 Class F 04/17/52	5.885%	2,000,000	2,055,102
Aventura Mall Trust Series 2013-AVM Class E(a)(d) 12/05/32	3.743%	5,000,000	5,005,405
BHMS Mortgage Trust Series 2014-ATLS Class DFX(a)(d) 07/05/33	4.691%	3,000,000	3,044,334
Banc of America Merrill Lynch Re-Remic Trust(a)(d) Series 2014-FRR7 Class A 10/26/44	2.431%	1,000,000	985,252
Series 2014-FRR7 Class B 10/26/44	2.431%	2,000,000	1,905,868
Series 2015-FR11 Class A705 09/27/44	1.906%	3,000,000	2,739,940
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class AMFX(a) 12/11/49	5.366%	1,000,000	1,041,157
GS Mortgage Securities Trust Series 2007-GG10 Class AM(a) 08/10/45	5.795%	2,000,000	2,043,556
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9 Class AM 05/15/47	5.372%	6,000,000	6,215,394
ORES NPL LLC Series 2013-LV2 Class A(d) 09/25/25	3.081%	926,673	926,673
Rialto Capital Management LLC Series 2014-LT5 Class B(d) 05/15/24	5.000%	3,000,000	2,999,286
Rialto Real Estate Fund LP(d) Series 2014-LT5 Class A 05/15/24	2.850%	819,170	819,508
Series 2014-LT6 Class B 09/15/24	5.486%	1,000,000	1,000,229
VFC LLC(d) Series 2014-2 Class A 07/20/30	2.750%	6,490,676	6,490,523
Series 2014-2 Class B 07/20/30 5.500% 3,000,000 3,000,093 Series 2015-3 Class B 12/20/31	4.750%	5,250,000	5,240,912
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $55,287,070)			55,634,113

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Asset-Backed Securities — Non-Agency 13.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
A Voce CLO Ltd. Series 2014-1A Class C(a)(d) 07/15/26	3.775%	1,000,000	974,175
Ballyrock CLO LLC Series 2014-1A Class C(a)(d) 10/20/26	4.025%	1,630,000	1,606,192
Betony CLO Ltd. Series 2015-1A Class E(a)(d) 04/15/27	5.657%	2,250,000	2,102,717
Carlyle Global Market Strategies CLO Series 2014-3A Class C1(a)(d) 07/27/26	3.977%	2,000,000	2,001,086
GCAT LLC Series 2014-2 Class A1(a)(d) 10/25/19	3.721%	948,655	953,373
New York Mortgage Trust Residential LLC(a)(d) Series 2013-RP1A Class A 07/25/18	4.250%	1,482,540	1,510,257
Series 2013-RP2A Class A 09/25/18	4.600%	1,345,102	1,367,037
Oak Hill Advisors Residential Loan Trust Series 2015-NPL1 Class A1(a)(d) 01/25/55	3.475%	771,517	772,020
Oak Hill Credit Partners X Ltd. Series 2014-10A Class C(a)(d) 07/20/26	3.375%	3,500,000	3,505,943
Octagon Investment Partners XXII Ltd. Series 2014-1A Class E1(a)(d) 11/22/25	5.526%	1,750,000	1,645,597
Symphony CLO Ltd. Series 2014-14A Class D2(a)(d) 07/14/26	3.870%	3,000,000	2,985,375
Truman Capital Mortgage Loan Trust Series 2014-NPL2 Class A1(a)(d) 06/25/54	3.125%	515,210	514,713
Vericrest Opportunity Loan Transferee XXXIII LLC Series 2015-NPL5 Class A1(a)(d) 03/25/55	3.500%	6,912,734	6,922,593

Asset-Backed Securities (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee(a)(d) Series 2014-3A Class A1 05/26/54	3.250%	316,760	316,300
Series 2014-NPL4 Class A2 04/27/54	4.000%	2,439,813	2,434,121
Series 2015-NPL4 Class A1 02/25/55	3.500%	1,554,956	1,558,893
Westgate Resorts LLC Series 2013-1A Class B(d) 08/20/25	3.750%	439,395	441,940
Total Asset-Backed Securities — Non-Agency (Cost: $31,256,662)			31,612,332

Options Purchased Puts 0.4%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
Put - OTC 5-Year Interest Rate Swap(e)	100,000,000	2.50	10/30/15	168,790
	70,000,000	3.25	08/18/17	780,297
Total Options Purchased Puts (Cost: $3,066,500)				949,087

Money Market Funds 4.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.114%(f)(g)	9,448,540	9,448,540
Total Money Market Funds (Cost: $9,448,540)		9,448,540
Total Investments (Cost: $303,453,010)		302,263,545
Other Assets & Liabilities, Net		(67,322,251)
Net Assets		234,941,294

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

At May 31, 2015, cash totaling $1,012,690 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE (CBT)	4	USD	875,438	09/2015	1,079	—
US 5YR NOTE (CBT)	141	USD	16,881,445	09/2015	57,062	—
Total			17,756,883		58,141	—

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE (CBT)	(81)	USD	(10,342,688)	09/2015	—	(5,188)

Credit Default Swap Contracts Outstanding at May 31, 2015

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	Markit iTraxx XO.23.V1	6/20/2020	5.00	22,000,000	(123,577)	(216,944)	—	(340,521)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the value of these securities amounted to $137,353,387 or 58.46% of net assets.

(e)  Purchased swaption contracts outstanding at May 31, 2015:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put - OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	3.250	8/22/22	70,000,000	1,851,500	780,297
Put - OTC 5-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.500	11/3/20	100,000,000	1,215,000	168,790
Total							3,066,500	949,087

(f)  The rate shown is the seven-day current annualized yield at May 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Notes to Portfolio of Investments (continued)

(g)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,635,633	237,978,417	(230,165,510)	9,448,540	3,318	9,448,540

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Residential Mortgage-Backed Securities — Agency	—	136,227,461	—	136,227,461
Residential Mortgage-Backed Securities — Non-Agency	—	51,999,902	16,392,110	68,392,012
Commercial Mortgage-Backed Securities — Non-Agency	—	54,707,440	926,673	55,634,113
Asset-Backed Securities — Non-Agency	—	31,612,332	—	31,612,332
Options Purchased Puts	—	949,087	—	949,087
Money Market Funds	9,448,540	—	—	9,448,540
Total Investments	9,448,540	275,496,222	17,318,783	302,263,545
Derivatives
Assets
Futures Contracts	58,141	—	—	58,141
Liabilities
Futures Contracts	(5,188)	—	—	(5,188)
Swap Contracts	—	(340,521)	—	(340,521)
Total	9,501,493	275,155,701	17,318,783	301,975,977

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of May 31, 2014	32,675,752	—	8,276,749	40,952,501
Accrued discounts/premiums	14,811	(507)	—	14,304
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(a)	427,092	154	—	427,246
Sales	(10,105,311)	(835,952)	—	(10,941,263)
Purchases	5,976,163	1,005,337	(2,874,549)	4,106,951
Transfers into Level 3	—	757,641	—	757,641
Transfers out of Level 3	(12,596,397)	—	(5,402,200)	(17,998,597)
Balance as of May 31, 2015	16,392,110	926,673	—	17,318,783

(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2015 was $424,109 which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $423,955 and Commercial Mortgage-Backed Securities — Non-Agency of $154.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and commercial mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA MORTGAGE OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $290,937,970)	$291,865,918
Affiliated issuers (identified cost $9,448,540)	9,448,540
Options purchased (identified cost $3,066,500)	949,087
Total investments (identified cost $303,453,010)	302,263,545
Margin deposits	1,012,690
Receivable for:
Investments sold	8,455,292
Investments sold on a delayed delivery basis	54,935,958
Capital shares sold	1,280
Dividends	496
Interest	1,401,882
Variation margin	43,579
Prepaid expenses	375
Total assets	368,115,097
Liabilities
Due to custodian	70,805
Payable for:
Investments purchased	11,893,753
Investments purchased on a delayed delivery basis	121,134,928
Capital shares purchased	13,682
Variation margin	9,915
Investment management fees	3,664
Distribution and/or service fees	13
Transfer agent fees	665
Administration fees	514
Compensation of board members	4,419
Other expenses	41,445
Total liabilities	133,173,803
Net assets applicable to outstanding capital stock	$234,941,294
Represented by
Paid-in capital	$234,466,517
Undistributed net investment income	74,571
Accumulated net realized gain	1,877,239
Unrealized appreciation (depreciation) on:
Investments	927,948
Futures contracts	52,953
Options purchased	(2,117,413)
Swap contracts	(340,521)
Total — representing net assets applicable to outstanding capital stock	$234,941,294

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA MORTGAGE OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A
Net assets	$1,718,372
Shares outstanding	170,904
Net asset value per share	$10.05
Maximum offering price per share(a)	$10.36
Class C
Net assets	$50,065
Shares outstanding	4,979
Net asset value per share(b)	$10.05
Class I
Net assets	$230,040,565
Shares outstanding	22,881,375
Net asset value per share	$10.05
Class R4
Net assets	$3,070,709
Shares outstanding	305,348
Net asset value per share	$10.06
Class R5
Net assets	$10,055
Shares outstanding	1,000
Net asset value per share	$10.06
Class W
Net assets	$10,055
Shares outstanding	1,000
Net asset value per share(b)	$10.05
Class Z
Net assets	$41,473
Shares outstanding	4,124
Net asset value per share	$10.06

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA MORTGAGE OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income
Income:
Dividends — affiliated issuers	3,318
Interest	7,650,888
Total income	7,654,206
Expenses:
Investment management fees	924,415
Distribution and/or service fees
Class A	872
Class C	210
Class W	25
Transfer agent fees
Class A	713
Class C	45
Class R4	2,137
Class R5	5
Class W	20
Class Z	40
Administration fees	129,742
Compensation of board members	11,280
Custodian fees	17,257
Printing and postage fees	22,204
Registration fees	64,664
Professional fees	38,386
Offering costs	103,078
Other	9,941
Total expenses	1,325,034
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(348,741)
Total net expenses	976,293
Net investment income	6,677,913
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,603,160
Futures contracts	1,622,392
Options purchased	212,543
Swap contracts	48,734
Net realized gain	3,486,829
Net change in unrealized appreciation (depreciation) on:
Investments	958,644
Futures contracts	69,028
Options purchased	(2,219,045)
Swap contracts	(340,521)
Net change in unrealized depreciation	(1,531,894)
Net realized and unrealized gain	1,954,935
Net increase in net assets resulting from operations	$8,632,848

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA MORTGAGE OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015	Year Ended May 31, 2014(a)
Operations
Net investment income	$6,677,913	$180,318
Net realized gain	3,486,829	17,028
Net change in unrealized appreciation (depreciation)	(1,531,894)	54,861
Net increase in net assets resulting from operations	8,632,848	252,207
Distributions to shareholders
Net investment income
Class A	(16,343)	(9)
Class C	(610)	(4)
Class I	(6,610,573)	(109,096)
Class R4	(48,995)	(10)
Class R5	(382)	(11)
Class W	(347)	(9)
Class Z	(881)	(13)
Net realized gains
Class A	(3,019)	—
Class C	(100)	—
Class I	(1,613,927)	—
Class R4	(9,133)	—
Class R5	(100)	—
Class W	(100)	—
Class Z	(239)	—
Total distributions to shareholders	(8,304,749)	(109,152)
Increase in net assets from capital stock activity	139,225,600	95,174,540
Total increase in net assets	139,553,699	95,317,595
Net assets at beginning of year	95,387,595	70,000
Net assets at end of year	$234,941,294	$95,387,595
Undistributed net investment income	$74,571	$74,789

(a) Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA MORTGAGE OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended May 31, 2015		Year ended May 31, 2014(a)
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions	169,840	1,710,584	—	—
Distributions reinvested	1,896	18,916	—	—
Redemptions	(1,832)	(18,234)	—	—
Net increase	169,904	1,711,266	—	—
Class C shares
Subscriptions	3,945	39,248	—	—
Distributions reinvested	34	339	—	—
Net increase	3,979	39,587	—	—
Class I shares
Subscriptions	12,706,034	127,804,600	9,507,827	95,128,172
Distributions reinvested	824,615	8,224,013	10,887	109,085
Redemptions	(162,480)	(1,636,478)	(6,508)	(65,156)
Net increase	13,368,169	134,392,135	9,512,206	95,172,101
Class R4 shares
Subscriptions	303,287	3,042,997	—	—
Distributions reinvested	5,790	57,656	—	—
Redemptions	(4,729)	(47,221)	—	—
Net increase	304,348	3,053,432	—	—
Class Z shares
Subscriptions	3,625	36,573	243	2,439
Distributions reinvested	65	648	—	—
Redemptions	(809)	(8,041)	—	—
Net increase	2,881	29,180	243	2,439
Total net increase	13,849,281	139,225,600	9,512,449	95,174,540

(a) Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year ended May 31,
Class A	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.02	$10.00
Income from investment operations:
Net investment income	0.39	0.02
Net realized and unrealized gain	0.09	0.01
Total from investment operations	0.48	0.03
Less distributions to shareholders:
Net investment income	(0.35)	(0.01)
Net realized gains	(0.10)	—
Total distributions to shareholders	(0.45)	(0.01)
Net asset value, end of period	$10.05	$10.02
Total return	4.88%	0.29%
Ratios to average net assets(b)
Total gross expenses	1.21%	1.24	%(c)
Total net expenses(d)	1.00%	1.00	%(c)
Net investment income	4.08%	1.79	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,718	$10
Portfolio turnover	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended May 31,
Class C	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.02	$10.00
Income from investment operations:
Net investment income	0.31	0.01
Net realized and unrealized gain	0.09	0.01
Total from investment operations	0.40	0.02
Less distributions to shareholders:
Net investment income	(0.27)	(0.00	)(b)
Net realized gains	(0.10)	—
Total distributions to shareholders	(0.37)	(0.00	)(b)
Net asset value, end of period	$10.05	$10.02
Total return	4.09%	0.24%
Ratios to average net assets(c)
Total gross expenses	1.98%	2.05	%(d)
Total net expenses(e)	1.75%	1.75	%(d)
Net investment income	3.16%	1.05	%(d)
Supplemental data
Net assets, end of period (in thousands)	$50	$10
Portfolio turnover	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended May 31,
Class I	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.02	$10.00
Income from investment operations:
Net investment income	0.41	0.02
Net realized and unrealized gain	0.11	0.01
Total from investment operations	0.52	0.03
Less distributions to shareholders:
Net investment income	(0.39)	(0.01)
Net realized gains	(0.10)	—
Total distributions to shareholders	(0.49)	(0.01)
Net asset value, end of period	$10.05	$10.02
Total return	5.29%	0.31%
Ratios to average net assets(b)
Total gross expenses	0.82%	0.87	%(c)
Total net expenses(d)	0.60%	0.60	%(c)
Net investment income	4.12%	2.38	%(c)
Supplemental data
Net assets, end of period (in thousands)	$230,041	$95,325
Portfolio turnover	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.02	$10.00
Income from investment operations:
Net investment income	0.44	0.02
Net realized and unrealized gain	0.07	0.01
Total from investment operations	0.51	0.03
Less distributions to shareholders:
Net investment income	(0.37)	(0.01)
Net realized gains	(0.10)	—
Total distributions to shareholders	(0.47)	(0.01)
Net asset value, end of period	$10.06	$10.02
Total return	5.24%	0.30%
Ratios to average net assets(b)
Total gross expenses	0.94%	1.05	%(c)
Total net expenses(d)	0.75%	0.75	%(c)
Net investment income	4.44%	2.04	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,071	$10
Portfolio turnover	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.02	$10.00
Income from investment operations:
Net investment income	0.39	0.02
Net realized and unrealized gain	0.13	0.01
Total from investment operations	0.52	0.03
Less distributions to shareholders:
Net investment income	(0.38)	(0.01)
Net realized gains	(0.10)	—
Total distributions to shareholders	(0.48)	(0.01)
Net asset value, end of period	$10.06	$10.02
Total return	5.34%	0.31%
Ratios to average net assets(b)
Total gross expenses	0.90%	0.89	%(c)
Total net expenses(d)	0.65%	0.65	%(c)
Net investment income	3.91%	2.14	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10	$10
Portfolio turnover	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.02	$10.00
Income from investment operations:
Net investment income	0.36	0.02
Net realized and unrealized gain	0.12	0.01
Total from investment operations	0.48	0.03
Less distributions to shareholders:
Net investment income	(0.35)	(0.01)
Net realized gains	(0.10)	—
Total distributions to shareholders	(0.45)	(0.01)
Net asset value, end of period	$10.05	$10.02
Total return	4.87%	0.29%
Ratios to average net assets(b)
Total gross expenses	1.30%	1.30	%(c)
Total net expenses(d)	1.00%	1.00	%(c)
Net investment income	3.56%	1.79	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10	$10
Portfolio turnover	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.02	$10.00
Income from investment operations:
Net investment income	0.39	0.02
Net realized and unrealized gain	0.12	0.01
Total from investment operations	0.51	0.03
Less distributions to shareholders:
Net investment income	(0.37)	(0.01)
Net realized gains	(0.10)	—
Total distributions to shareholders	(0.47)	(0.01)
Net asset value, end of period	$10.06	$10.02
Total return	5.24%	0.30%
Ratios to average net assets(b)
Total gross expenses	1.03%	1.08	%(c)
Total net expenses(d)	0.75%	0.75	%(c)
Net investment income	3.96%	2.21	%(c)
Supplemental data
Net assets, end of period (in thousands)	$41	$12
Portfolio turnover	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which

Annual Report 2015
27

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposures), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar

Annual Report 2015
28

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. The Fund purchased or wrote interest rate swaption contracts to manage exposure to fluctuations in interest rates and hedge the fair value of other Fund investments. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer

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COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities;

and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	58,141	*
Interest rate risk	Investments, at value — Options purchased	949,087
Total		1,007,228
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	340,521	*
Interest rate risk	Net assets — unrealized depreciation on futures contracts	5,188	*
Total		345,709

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	48,734	48,734
Interest rate risk	1,622,392	212,543	—	1,834,935
Total	1,622,392	212,543	48,734	1,883,669
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(340,521)	(340,521)
Interest rate risk	69,028	(2,219,045)	—	(2,150,017)
Total	69,028	(2,219,045)	(340,521)	(2,490,538)

Annual Report 2015
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COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2015:

Derivative Instrument	Average notional amounts($)*
Futures contracts — Long	25,373,827
Futures contracts — Short	29,650,317
Credit default swap contracts — buy protection	5,500,000
Derivative Instrument	Average market value($)*
Options contracts — Purchased	1,607,071

*Based on the ending quarterly outstanding amounts for the year ended May 31, 2015.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security

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COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2015:

	Barclays ($)	Morgan Stanley ($)	Morgan Stanley ($)(a)	Total ($)
Assets
Options purchased puts	780,297	—	168,790	949,087
Total Assets	780,297	—	168,790	949,087
Liabilities
Centrally cleared credit default swap contracts(b)	—	5,816	—	5,816
Total Liabilities	—	5,816	—	5,816
Total Financial and Derivative Net Assets	780,297	(5,816)	168,790	943,271
Total collateral received (pledged)(c)	780,297	(5,816)	168,790	943,271
Net Amount(d)	—	—	—	—

(a) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d) Represents the net amount due from/ (to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2015
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COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.570% to 0.485% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.570% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2015, other expenses paid by the Fund to this company were $1,417.

Offering Costs

Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted

Annual Report 2015
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COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended May 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class C	0.21
Class R4	0.21
Class R5	0.05
Class W	0.20
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2015, no minimum account balance fees were charged by the Fund

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $0 for Class C shares. This amount is based on the most recent information available as of March 31, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $3,202 for Class A shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through September 30, 2015
Class A	1.00%
Class C	1.75
Class I	0.60
Class R4	0.75
Class R5	0.65
Class W	1.00
Class Z	0.75

Annual Report 2015
34

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2015	2014
Ordinary income	$7,125,594	$109,152
Long-term capital gains	1,179,155	—
Total	$8,304,749	109,152

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,749,089
Net unrealized depreciation	(1,350,257)

At May 31, 2015, the cost of investments for federal income tax purposes was $303,613,802 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$3,847,956
Unrealized depreciation	(5,198,213)
Net unrealized depreciation	(1,350,257)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,205,069,352 and $2,014,138,009, respectively, for the year ended May 31, 2015, of which $1,951,141,992 and $1,888,962,715, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, affiliated shareholders of record owned 98.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by

Annual Report 2015
35

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Annual Report 2015
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COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Mortgage-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc.

(Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
37

COLUMBIA MORTGAGE OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Mortgage Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mortgage Opportunities Fund (the "Fund," a series of Columbia Fund Series Trust II) at May 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 23, 2015

Annual Report 2015
38

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Capital Gain Dividend	$1,238,113

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015
39

COLUMBIA MORTGAGE OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015
40

COLUMBIA MORTGAGE OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
41

COLUMBIA MORTGAGE OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
42

COLUMBIA MORTGAGE OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2015
43

COLUMBIA MORTGAGE OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
44

COLUMBIA MORTGAGE OPPORTUNITIES FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Mortgage Opportunities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

Annual Report 2015
45

COLUMBIA MORTGAGE OPPORTUNITIES FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
46

COLUMBIA MORTGAGE OPPORTUNITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
47

Columbia Mortgage Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN251_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA COMMODITY STRATEGY FUND

PRESIDENT’S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the “About Us” tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■	Fund and strategy names

■	Established investment teams, philosophies and processes

■	Account services, features, servicing phone numbers and mailing addresses

■	Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children’s education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Commodity Strategy Fund (the Fund) Class A shares returned -26.25% excluding sales charges for the 12-month period that ended May 31, 2015.

■	The Fund underperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -24.55% for the same period.

■

Losses in the energy sector, especially following the collapse in crude oil prices, as well as the Fund’s position in base metals, generally accounted for the Fund’s performance shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2015)
	Inception	1 Year	Life
Class A*	06/18/12
Excluding sales charges		-26.25	-11.25
Including sales charges		-30.47	-12.61
Class C*	06/18/12
Excluding sales charges		-26.86	-11.92
Including sales charges		-27.60	-11.92
Class I	07/28/11	-25.95	-10.89
Class R*	06/18/12	-26.38	-11.45
Class R4*	03/19/13	-26.01	-11.14
Class R5*	01/08/14	-26.04	-11.15
Class W	07/28/11	-26.25	-11.25
Class Y*	10/01/14	-26.04	-11.19
Class Z*	06/18/12	-26.10	-11.07
Bloomberg Commodity Index Total Return		-24.55	-11.82

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class W shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (July 28, 2011 — May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015	3

COLUMBIA COMMODITY STRATEGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Threadneedle International Limited

David Donora

Nicolas Robin

COMMODITIES MARKET EXPOSURE (%) (at May 31, 2015)
Commodities Futures Contracts(a)
Agriculture	26.8
Energy	39.5
Industrial Metals	16.7
Livestock	4.5
Precious Metals	12.5
Total Notional Market Value of Commodities Futures Contracts	100.0

(a)	Reflects notional market value of commodities futures contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities futures contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding commodities futures contracts is $54,139,273. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Portfolio Holdings (%) (at May 31, 2015)
Money Market Funds	89.5
Other Assets & Liabilities	10.5
Total	100.0

Percentages indicated are based upon net assets. At year end, the Fund held an investment in an affiliated money market fund, which has been segregated to cover obligations relating to the Fund’s investments in open futures contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

At May 31, 2015, approximately 91% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2015, the Fund’s Class A shares returned -26.25%, excluding sales charges. The Fund underperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -24.55% for the same period. The Fund invests, directly or indirectly, in a portfolio of commodity-linked investments, such as commodity-linked futures, structured notes and/or swaps, that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. Losses in the energy sector, especially following the collapse in crude oil prices, as well as the Fund’s position in base metals, generally accounted for the Fund’s performance shortfall relative to the benchmark.

Plunging Oil Prices Led Commodities Downward

The year through May 31, 2015 was one of extraordinary change in the commodity markets, as reflected in the sharp decline in the benchmark. Falling commodity prices were widely distributed, but the main event was the 45% drop in crude oil prices in the fourth quarter of 2014. This was precipitated by the most important event in the oil markets in over 30 years as the Organization of Petroleum Exporting Countries (OPEC) abdicated its role as the “central bank of energy markets” by deciding against keeping the market balanced, and allowing market forces to establish a new equilibrium price. This contributed to a drop in crude prices from approximately $110 per barrel to a highly volatile range of around $50 to $70 a barrel. The break in oil prices contributed to significant underperformance for the Fund relative to its benchmark in the fourth quarter. However, over the first five months of 2015, our portfolio positioning and tactical trading have recouped that underperformance, and the energy sector made a small contribution to Fund returns for the 12-month period.

Contributors and Detractors

The Fund achieved positive results from its livestock positions as a significant overweight in live cattle and an off-benchmark overweight in feeder cattle offset an underweight in lean hogs. As the epidemic of swine disease porcine epidemic diarrhea virus (PEDV) passed and hog numbers recovered, normal pork pricing resumed. At the same time, cattle prices remained elevated amid drought-depleted herds and continued strong domestic demand. The Fund also benefited from its holdings of precious metals, where we were underweight in gold for much of the period and in silver for a shorter period. While gold prices declined in absolute value, the decline was less than that of the benchmark. Consequently, the portfolio’s gold underweight contributed to results.

4	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

The largest detractor from Fund performance during the period was in base metals. We were positioned with an overweight in nickel, as we believed nickel prices would rise following the Indonesian ban on nickel ore exports. While this expectation was initially correct, higher prices were not sustained and nickel was the weakest of the base metals over the period. Our holdings in aluminum and copper also detracted from performance as both declined on an absolute basis. That decline was only partially offset by gains from our overweight in lead and zinc. The Fund’s holdings of grains also detracted from performance as our positioning in grains was concentrated on relative value between contract months and different grades of wheat, and Kansas wheat underperformed relative to Chicago wheat. Soft commodities also detracted because of an underweight in coffee, where prices remained elevated as a drought restricted production longer than expected.

Portfolio Positioning

The Fund’s portfolio positioning continues to be driven by our investment process. It is worth noting, however, that with the oil market no longer managed by OPEC, we are trading around a flat price more tactically and in somewhat smaller positions due to increased volatility. At the end of the period, the Fund was lightly positioned in energy with a view to being more opportunistic around volatility rather than having a position based on a longer term conviction. In base metals, we hold a small overweight with an emphasis on lead, zinc and nickel. These are based on our longer term views of declining capital expenditures in the sector and an increased likelihood of increased demand as global economic growth strengthens. Meanwhile, we are currently looking to further underweight the Fund’s position in grains and oil seeds because of growing inventories and prospects for robust production in the Northern Hemisphere. The Fund has a small underweight position in livestock and has made recent allocations to soft commodities owing to weather risks in India and South America.

Looking Ahead

The biggest challenge for commodities markets over the past year came in the form of the plunge in crude oil prices and OPEC’s decision to let market forces determine the price of oil, rather than reduce production. As a result, commodities went from being among the top-performing asset classes to ending the period down nearly 25%. Going forward, we believe OPEC’s decision will continue to have consequences for both North American shale drillers, as well as for some of OPEC’s weaker members dealing with declining oil revenues and budgets that depend on higher oil revenues. Over time, however, we currently believe the positive effects of lower energy prices should lead to economic gains that will benefit global commodity markets.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. There are risks associated with fixed-income investments, including credit risk, interest-rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2015	5

COLUMBIA COMMODITY STRATEGY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	887.60	1,018.10	6.45	6.89	1.37
Class C	1,000.00	1,000.00	885.40	1,014.36	9.97	10.65	2.12
Class I	1,000.00	1,000.00	890.40	1,019.75	4.90	5.24	1.04
Class R	1,000.00	1,000.00	888.30	1,016.85	7.63	8.15	1.62
Class R4	1,000.00	1,000.00	888.90	1,019.35	5.27	5.64	1.12
Class R5	1,000.00	1,000.00	890.40	1,019.50	5.14	5.49	1.09
Class W	1,000.00	1,000.00	888.90	1,018.10	6.45	6.89	1.37
Class Y	1,000.00	1,000.00	890.60	1,019.75	4.90	5.24	1.04
Class Z	1,000.00	1,000.00	889.70	1,019.35	5.28	5.64	1.12

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Money Market Funds 89.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.114%(a)(b)	50,237,239	50,237,239

Total Money Market Funds
(Cost: $50,237,239)		50,237,239

Total Investments
(Cost: $50,237,239)		50,237,239

Other Assets & Liabilities, Net		5,880,711

Net Assets		56,117,950

At May 31, 2015, cash totaling $3,544,480 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2015

Long Futures Contracts Outstanding
Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
BRENT CRUDE	69	USD	4,563,660	07/2015	—	(109,852)
COFFEE ‘C’	23	USD	1,088,044	07/2015	—	(106,870)
COPPER	40	USD	2,742,500	12/2015	—	(177,249)
CORN	225	USD	3,954,375	07/2015	—	(312,507)
COTTON NO.2	27	USD	868,725	07/2015	—	(24,848)
GASOLINE RBOB	75	USD	6,497,505	06/2015	56,757	—
GOLD 100 OZ	37	USD	4,402,260	08/2015	—	(21,398)
KC HRW WHEAT	55	USD	1,443,063	12/2015	—	(20,819)
LEAN HOGS	33	USD	1,101,540	07/2015	—	(10,636)
LIVE CATTLE	22	USD	1,345,740	10/2015	30,489	—
LME LEAD	35	USD	1,713,031	11/2015	—	(75,575)
LME NICKEL	33	USD	2,494,008	07/2015	—	(26,826)
LME ZINC	38	USD	2,086,200	11/2015	—	(144,519)
NATURAL GAS	114	USD	3,011,880	06/2015	—	(29,034)
NY Harb ULSD	34	USD	2,851,716	10/2015	—	(51,106)
SILVER	28	USD	2,338,140	07/2015	48,206	—
SOYBEAN	47	USD	2,194,900	07/2015	—	(68,530)
SOYBEAN MEAL	32	USD	978,240	07/2015	—	(27,944)
SOYBEAN OIL	76	USD	1,522,584	12/2015	82,566	—
SUGAR #11 (WORLD)	149	USD	1,999,222	06/2015	—	(155,021)
WHEAT	19	USD	472,150	12/2015	—	(6,271)
WTI CRUDE	73	USD	4,469,790	10/2015	—	(85,418)

Total			54,139,273		218,018	(1,454,423)

Notes to Consolidated Portfolio of Investments

(a)	The rate shown is the seven-day current annualized yield at May 31, 2015.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	59,213,958	75,884,294	(84,861,013)	50,237,239	37,448	50,237,239

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Money Market Funds	50,237,239	—	—	50,237,239

Total Investments	50,237,239	—	—	50,237,239

Derivatives

Assets

Futures Contracts	218,018	—	—	218,018

Liabilities

Futures Contracts	(1,454,423)	—	—	(1,454,423)

Total	49,000,834	—	—	49,000,834

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets

Investments, at value

Affiliated issuers (identified cost $50,237,239)	$50,237,239

Margin deposits	3,544,480

Receivable for:

Capital shares sold	1,816,185

Dividends	4,539

Variation margin	886,707

Prepaid expenses	327

Other assets	4,423

Total assets	56,493,900

Liabilities

Payable for:

Capital shares purchased	5,968

Variation margin	315,693

Investment management fees	810

Distribution and/or service fees	31

Transfer agent fees	421

Administration fees	118

Compensation of board members	13,993

Accounting fees	30,260

Other expenses	8,656

Total liabilities	375,950

Net assets applicable to outstanding capital stock	$56,117,950

Represented by

Paid-in capital	$74,373,532

Undistributed net investment income	706,234

Accumulated net realized loss	(17,725,411)

Unrealized appreciation (depreciation) on:

Futures contracts	(1,236,405)

Total — representing net assets applicable to outstanding capital stock	$56,117,950

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A

Net assets	$3,193,300

Shares outstanding	504,887

Net asset value per share	$6.32

Maximum offering price per share(a)	$6.71

Class C

Net assets	$274,999

Shares outstanding	44,481

Net asset value per share	$6.18

Class I

Net assets	$51,453,013

Shares outstanding	8,018,599

Net asset value per share	$6.42

Class R

Net assets	$117,140

Shares outstanding	18,659

Net asset value per share	$6.28

Class R4

Net assets	$380,998

Shares outstanding	59,486

Net asset value per share	$6.40

Class R5

Net assets	$1,966

Shares outstanding	306

Net asset value per share	$6.42

Class W

Net assets	$1,876

Shares outstanding	297

Net asset value per share	$6.32

Class Y

Net assets	$2,088

Shares outstanding	325

Net asset value per share(b)	$6.43

Class Z

Net assets	$692,570

Shares outstanding	108,678

Net asset value per share	$6.37

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income

Income:

Dividends — affiliated issuers	$37,448

Total income	37,448

Expenses:

Investment management fees	212,324

Distribution and/or service fees

Class A	7,852

Class C	1,969

Class R	612

Class W	5

Transfer agent fees

Class A	3,943

Class C	252

Class R	153

Class R4	188

Class R5	189

Class W	4

Class Z	815

Administration fees	30,884

Compensation of board members	10,934

Custodian fees	5,140

Printing and postage fees	24,191

Registration fees	101,799

Professional fees	36,798

Other	13,705

Total expenses	451,757

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(85,471)

Total net expenses	366,286

Net investment loss	(328,838)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Futures contracts	(8,764,851)

Net realized loss	(8,764,851)

Net change in unrealized appreciation (depreciation) on:

Futures contracts	(455,071)

Net change in unrealized depreciation	(455,071)

Net realized and unrealized loss	(9,219,922)

Net decrease in net assets from operations	$(9,548,760)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015	Year Ended May 31, 2014
Operations

Net investment loss	$(328,838)	$(423,887)

Net realized loss	(8,764,851)	(1,133,669)

Net change in unrealized appreciation (depreciation)	(455,071)	879,725

Net decrease in net assets resulting from operations	(9,548,760)	(677,831)

Decrease in net assets from capital stock activity	(3,103,399)	(18,442,621)

Total decrease in net assets	(12,652,159)	(19,120,452)

Net assets at beginning of year	68,770,109	87,890,561

Net assets at end of year	$56,117,950	$68,770,109

Undistributed net investment income	$706,234	$958,229

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET
ASSETS (continued)

	Year Ended May 31, 2015(a)		Year Ended May 31, 2014(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	257,569	1,788,825	277,762	2,334,335

Redemptions	(146,464)	(1,028,530)	(327,357)	(2,709,417)

Net increase (decrease)	111,105	760,295	(49,595)	(375,082)

Class C shares

Subscriptions	32,200	206,804	14,060	117,330

Redemptions	(14,520)	(103,395)	(4,405)	(37,012)

Net increase	17,680	103,409	9,655	80,318

Class I shares

Subscriptions	6,759,665	43,634,780	3,896,772	33,827,293

Redemptions	(6,081,922)	(47,720,366)	(6,313,351)	(53,291,565)

Net increase (decrease)	677,743	(4,085,586)	(2,416,579)	(19,464,272)

Class R shares

Subscriptions	3,059	21,407	3,935	32,803

Redemptions	(372)	(2,592)	(2,094)	(17,566)

Net increase	2,687	18,815	1,841	15,237

Class R4 shares

Subscriptions	67,191	451,460	7,163	60,200

Redemptions	(8,002)	(50,985)	(7,140)	(62,407)

Net increase (decrease)	59,189	400,475	23	(2,207)

Class R5 shares

Subscriptions	57,449	452,138	70,012	607,029

Redemptions	(127,155)	(900,733)	—	—

Net increase (decrease)	(69,706)	(448,595)	70,012	607,029

Class W shares

Subscriptions	—	—	47	400

Net increase	—	—	47	400

Class Y shares

Subscriptions	325	2,500	—	—

Net increase	325	2,500	—	—

Class Z shares

Subscriptions	28,954	191,183	83,886	701,929

Redemptions	(6,391)	(45,895)	(704)	(5,973)

Net increase	22,563	145,288	83,182	695,956

Total net increase (decrease)	821,586	(3,103,399)	(2,301,414)	(18,442,621)

(a)	Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)	Class R5 shares are based on operations from January 8, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$8.57	$8.52	$8.50

Income from investment operations:

Net investment loss	(0.08)	(0.09)	(0.08)

Net realized and unrealized gain (loss)	(2.17)	0.14 (b)	0.10	(b)

Total from investment operations	(2.25)	0.05	0.02

Net asset value, end of period	$6.32	$8.57	$8.52

Total return	(26.25%)	0.59%	0.24%

Ratios to average net assets(c)

Total gross expenses	1.51%	1.34%	1.25	%(d)

Total net expenses(e)	1.27%	1.16%	1.14	%(d)

Net investment loss	(1.17%)	(1.07%)	(1.02	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$3,193	$3,376	$3,780

Portfolio turnover	0%	0%	0%

Notes to Financial Highlights

(a)	Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$8.45	$8.46	$8.50

Income from investment operations:

Net investment loss	(0.13)	(0.15)	(0.15)

Net realized and unrealized gain (loss)	(2.14)	0.14 (b)	0.11	(b)

Total from investment operations	(2.27)	(0.01)	(0.04)

Net asset value, end of period	$6.18	$8.45	$8.46

Total return	(26.86%)	(0.12%)	(0.47%)

Ratios to average net assets(c)

Total gross expenses	2.26%	2.10%	2.01	%(d)

Total net expenses(e)	2.02%	1.91%	1.90	%(d)

Net investment loss	(1.93%)	(1.82%)	(1.77	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$275	$226	$145

Portfolio turnover	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$8.67	$8.59	$8.50	$10.00

Income from investment operations:

Net investment loss	(0.06)	(0.06)	(0.05)	(0.04)

Net realized and unrealized gain (loss)	(2.19)	0.14 (b)	0.14 (b)	(1.46)

Total from investment operations	(2.25)	0.08	0.09	(1.50)

Net asset value, end of period	$6.42	$8.67	$8.59	$8.50

Total return	(25.95%)	0.93%	1.06%	(15.00%)

Ratios to average net assets(c)

Total gross expenses	1.11%	0.95%	0.95%	1.62	%(d)

Total net expenses(e)	0.91%	0.77%	0.70%	0.70	%(d)

Net investment loss	(0.81%)	(0.68%)	(0.57%)	(0.56	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$51,453	$63,676	$83,816	$24,576

Portfolio turnover	0%	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$8.53	$8.50	$8.50

Income from investment operations:

Net investment loss	(0.10)	(0.11)	(0.11)

Net realized and unrealized gain (loss)	(2.15)	0.14 (b)	0.11	(b)

Total from investment operations	(2.25)	0.03	—

Net asset value, end of period	$6.28	$8.53	$8.50

Total return	(26.38%)	0.35%	(0.00%)

Ratios to average net assets(c)

Total gross expenses	1.76%	1.60%	1.52	%(d)

Total net expenses(e)	1.52%	1.42%	1.38	%(d)

Net investment loss	(1.42%)	(1.33%)	(1.25	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$117	$136	$120

Portfolio turnover	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$8.65	$8.59	$9.14

Income from investment operations:

Net investment loss	(0.07)	(0.07)	(0.01)

Net realized and unrealized gain (loss)	(2.18)	0.13 (b)	(0.54)

Total from investment operations	(2.25)	0.06	(0.55)

Net asset value, end of period	$6.40	$8.65	$8.59

Total return	(26.01%)	0.70%	(6.02%)

Ratios to average net assets(c)

Total gross expenses	1.26%	1.10%	0.92	%(d)

Total net expenses(e)	1.02%	0.95%	0.90	%(d)

Net investment loss	(1.00%)	(0.86%)	(0.78	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$381	$3	$2

Portfolio turnover	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2015	2014(a)
Per share data
Net asset value, beginning of period	$8.68	$8.16

Income from investment operations:

Net investment loss	(0.06)	(0.03)

Net realized and unrealized gain	(2.20)	0.55	(b)

Total from investment operations	(2.26)	0.52

Net asset value, end of period	$6.42	$8.68

Total return	(26.04%)	6.37%

Ratios to average net assets(c)

Total gross expenses	1.18%	1.16	%(d)

Total net expenses(e)	0.96%	0.87	%(d)

Net investment loss	(0.78%)	(0.77	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2	$608

Portfolio turnover	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$8.57	$8.53	$8.47	$10.00

Income from investment operations:

Net investment loss	(0.08)	(0.09)	(0.09)	(0.08)

Net realized and unrealized gain (loss)	(2.17)	0.13 (b)	0.15 (b)	(1.45)

Total from investment operations	(2.25)	0.04	0.06	(1.53)

Net asset value, end of period	$6.32	$8.57	$8.53	$8.47

Total return	(26.25%)	0.47%	0.71%	(15.30%)

Ratios to average net assets(c)

Total gross expenses	1.51%	1.32%	1.51%	2.76	%(d)

Total net expenses(e)	1.27%	1.16%	1.15%	1.15	%(d)

Net investment loss	(1.14%)	(1.10%)	(0.98%)	(0.99	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2	$3	$2	$2

Portfolio turnover	0%	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$7.70

Income from investment operations:

Net investment loss	(0.04)

Net realized and unrealized loss	(1.23)

Total from investment operations	(1.27)

Net asset value, end of period	$6.43

Total return	(16.49%)

Ratios to average net assets(b)

Total gross expenses	1.33	%(c)

Total net expenses(d)	0.97	%(c)

Net investment loss	(0.80	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2

Portfolio turnover	0%

Notes to Financial Highlights

(a)	Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$8.62	$8.54	$8.50

Income from investment operations:

Net investment loss	(0.07)	(0.07)	(0.06)

Net realized and unrealized gain (loss)	(2.18)	0.15 (b)	0.10	(b)

Total from investment operations	(2.25)	0.08	0.04

Net asset value, end of period	$6.37	$8.62	$8.54

Total return	(26.10%)	0.94%	0.47%

Ratios to average net assets(c)

Total gross expenses	1.26%	1.12%	1.05	%(d)

Total net expenses(e)	1.02%	0.92%	0.90	%(d)

Net investment loss	(0.92%)	(0.83%)	(0.77	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$693	$742	$25

Portfolio turnover	0%	0%	0%

Notes to Financial Highlights

(a)	Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

CCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. At May 31, 2015, the net assets of the Subsidiary were $8,424,515 or 15.0% of the Fund’s consolidated net assets. All intercompany transactions and balances have been eliminated in the consolidation process.

The consolidated financial statements (financial statements) present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus. Class Y shares commenced operations on October 1, 2014.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which

Annual Report 2015	23

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposures), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar

24	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA

Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to commodities markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and

Annual Report 2015	25

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	218,018	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	1,454,423	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2015:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	(8,764,851)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	(455,071)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	37,659,942

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

26	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the Subsidiary’s day-to-day business pursuant to an Investment Management Services Agreement between the Subsidiary and the Investment Manager. Under the Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.55% to 0.44% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.55% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2015, other expenses paid by the Fund to this company were $1,242.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or

Annual Report 2015	27

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.13%
Class C	0.13
Class R	0.13
Class R4	0.13
Class R5	0.05
Class W	0.13
Class Z	0.13

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2015, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,000 for Class C shares. These amounts are based on the most recent information available as of March 31, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $19,788 for Class A shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective October 1, 2014		Contractual Expense Cap Prior to October 1, 2014
Class A	1.41%		1.20%
Class C	2.16		1.95
Class I	1.09		0.82
Class R	1.66		1.45
Class R4	1.16		0.95
Class R5	1.14	*	0.87	*
Class W	1.41		1.20
Class Y	1.09	**	—
Class Z	1.16		0.95

*	Contractual expense cap was in effect through December 31, 2014. Voluntary expense cap of 1.14% is effective January 1, 2015.

**	Expense cap rate is effective beginning October 1, 2014 (the commencement of operations of Class Y shares).

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the

28	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

For the period January 8, 2014 (the commencement of operations of Class R5 shares) through December 31, 2014, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses immediately described above, and any other expenses the exclusion of which is specifically approved by the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the annual rate of 0.87% for Class R5 shares.

In addition, as a result of the contractual waiver in place for Class R5 shares, the Investment Manager voluntarily agreed to waive fees and/or reimburse expenses for all other share classes (excluding certain fees and expenses immediately described above, and any other expenses, the exclusion of which is specifically approved by the Board). For the period October 1, 2014 through December 31, 2014, this additional waiver was at the annual rate of 0.27%.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for Trustees’ deferred compensation, net operating loss reclassification, late-year ordinary losses and investments in commodity subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and

Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$76,843
Paid-in capital	(76,843)

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the years ended May 31, 2015 and 2014, there were no distributions.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(19,113,311)

At May 31, 2015, the cost of investments for federal income tax purposes was $73,251,769 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$—
Unrealized depreciation	(19,113,311)
Net unrealized appreciation/depreciation	$(19,113,311)

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2015, the Fund will elect to treat late-year ordinary losses of $118,327 as arising on June 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended May 31, 2015, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security

Annual Report 2015	29

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

purchases and sales activity, excluding derivatives, impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, affiliated shareholders of record owned 95.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 9. Significant Risks

Commodity-Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

30	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2015

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	31

COLUMBIA COMMODITY STRATEGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Commodity Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Commodity Strategy Fund (the “Fund,” a series of Columbia Funds Series Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with brokers and the transfer agent, provide a reasonable basis for our opinion. The consolidated financial highlights for the Fund for the period ended on May 31, 2012 were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

July 23, 2015

32	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open- end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2015	33

COLUMBIA COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

34	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015	35

COLUMBIA COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

36	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015	37

COLUMBIA COMMODITY STRATEGY FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND

SUBADVISORY AGREEMENTS

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Commodity Strategy Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Management, the Subadviser has provided portfolio management and related services for the Fund.

The Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement and the Subadvisory Agreement (together, the Advisory Agreements) for a two-month period (Short-Term Period) in order to align the Advisory Agreements with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the Advisory Agreements for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management. The Board took into account the information it received and reviewed concerning Columbia Management’s ongoing oversight and monitoring of the subadvisers, observing the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other noted services, investment, risk and compliance oversight. The Board also took into account the Subadviser oversight structure and the Columbia Management team dedicated thereto as well as the contemplated enhancements to the team and its resources. The Board also noted the information it received concerning Columbia Management’s ability to retain its key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. In addition, the Board discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

38	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND

SUBADVISORY AGREEMENTS (continued)

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement for the Short-Term Period. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement for the Short-Term Period. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below), as well as the Investment Manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser the Board concluded that the services being performed under the Subadvisory Agreement were acceptable for purposes of renewal for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser. The Board observed that for purposes of approving the Advisory Agreements for the Short-Term Period, the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. For purposes of approving the Advisory Agreements for the Short-Term Period, the Board concluded that the investment management service and subadvisory fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Annual Report 2015	39

COLUMBIA COMMODITY STRATEGY FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND

SUBADVISORY AGREEMENTS (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the Advisory Agreements for the Short-Term Period, fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the Advisory Agreements for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements for the Short-Term Period.

40	Annual Report 2015

COLUMBIA COMMODITY STRATEGY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2015	41

Columbia Commodity Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN129_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies.

Contact us for more current data.

**	Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the “About Us” tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■	Fund and strategy names

■	Established investment teams, philosophies and processes

■	Account services, features, servicing phone numbers and mailing addresses

■	Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children’s education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Flexible Capital Income Fund (the Fund) Class A shares returned 3.37% excluding sales charges for the 12-month period ended May 31, 2015.

■	The Fund underperformed its Blended Index, which returned 6.49% for the same time period.

■	The Fund outperformed the Barclays U.S. Aggregate Bond Index, which returned 3.03% for the same 12 months.

■

Heavy exposure to the energy sector, an emphasis on high-yield vs. investment-grade bonds and a technology position that filed for bankruptcy mid-way through the period accounted for most of the shortfall vs. the Blended Index.

Average Annual Total Returns (%) (for period ended May 31, 2015)
	Inception	1 Year	Life
Class A	07/28/11
Excluding sales charges		3.37	10.64
Including sales charges		-2.59	8.95
Class C	07/28/11
Excluding sales charges		2.61	9.81
Including sales charges		1.62	9.81
Class I	07/28/11	3.75	11.01
Class R	07/28/11	3.11	10.32
Class R4*	11/08/12	3.61	10.84
Class R5*	11/08/12	3.66	10.85
Class W	07/28/11	3.33	10.61
Class Z	07/28/11	3.55	10.88
Blended Index		6.49	11.01
Barclays U.S. Aggregate Bond Index		3.03	3.37

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Blended Index, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Barclays U.S. Corporate Investment Grade & High Yield Index and the Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Barclays U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	3

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (July 28, 2011 — May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Flexible Capital Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended May 31, 2015, the Fund’s Class A shares returned 3.37% excluding sales charges. The Fund underperformed its Blended Index, which returned 6.49% for the same time period. The Fund outperformed the Barclays U.S. Aggregate Bond Index, which returned 3.03% for the same 12 months. The Barclays index consists entirely of investment-grade bonds. The Fund had little exposure to investment-grade bonds, which were weak performers, during the period. In a period of rising volatility, the Fund generated a reasonable level of income and preserved shareholder capital even though its return fell short of the return of the Blended Index. Heavy exposure to the energy sector, an emphasis on high-yield vs. investment-grade bonds and a technology position that filed for bankruptcy mid-way through the period accounted for most of the shortfall vs. the Blended Index.

Financial Markets Posted Gains in Volatile Environment

After a strong start, the pace of U.S. economic growth weakened during the 12-month period that ended May 31, 2015. A combination of factors whittled away at gross domestic product (GDP): another stormy winter in the Northeast and Midwest, a strong dollar, a widening trade deficit and declining oil prices. Manufacturing activity weakened somewhat, consumer confidence slipped near the end of the period and business investment declined, the latter mostly due to falling commodity prices. However, most of these setbacks appeared to be temporary. The labor market remained strong throughout the period, raising expectations for higher wages. An average of 255,000 new jobs were added monthly to the U.S. workforce. The unemployment rate edged up from 5.4% to 5.5% in May, but that modest increase reflected a rise in the labor market participation rate, as more workers sought employment. The housing market continued to recover, even though first-time home buyers have yet to enter the market in large numbers. Home sales rose and pending sales also trended higher.

Against this backdrop, investors bid up stock and bond prices. However, most of those gains were recorded in the first nine months of the period, as concerns about increased global tensions and uncertainty about the timing of a Federal Reserve interest rate increase resulted in bouts of volatility that became more pronounced late in the period. The general expectation is for an increase in short-term interest rates sometime in 2015. Investment-grade bonds outperformed high-yield bonds, reflecting investor concerns about the direction of the economy.

Contributors and Detractors

Within the equity market, we focused on companies with rapidly growing dividends, and several of these names generated solid returns for the Fund. Apple, in the technology sector, continued to advance on strong earnings and enthusiasm for the new Apple watch. Apple has been a long running success story for the Fund, and we took profits and sold the position during the first quarter of 2015. In the health care sector, Amgen was another strong dividend performer. Overall, health care holdings were a plus for the Fund. While the Fund was somewhat underweight in health care relative to the Blended Benchmark, because we found a shortage of names that met our dividend criteria, we did add to health care during the period.

Portfolio Management

David King, CFA

Yan Jin

Top Ten Holdings (%) (at May 31, 2015)
Actavis PLC, 5.500%	1.6
Navistar International Corp. 04/15/19 4.750%	1.2
JPMorgan Chase & Co.	1.1
Cullen/Frost Bankers, Inc.	1.1
Dow Chemical Co. (The)	1.1
Cisco Systems, Inc.	1.1
Mentor Graphics Corp. 04/01/31 4.000%	1.1
Equinix, Inc.	1.1
Intel Corp.	1.1
General Electric Co.	1.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2015)
Common Stocks	34.8
Convertible Bonds	19.1
Convertible Preferred Stocks	18.9
Corporate Bonds & Notes	23.5
Limited Partnerships	1.0
Money Market Funds	1.3
Preferred Debt	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2015	5

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest-rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.

Within convertible securities, we established a position in the high-yield issue of Fiat Chrysler late in 2014. In the months since, it has generated a double-digit gain and become one of the Fund’s largest holdings.

The Fund’s heavy weighting in the energy sector hampered relative results when oil prices took a dive and the decline was unexpectedly severe. On the credit side of the Fund, an emphasis on high-yield vs. investment-grade bonds within the energy sector was an additional detractor. We generally maintained the Fund’s weight in energy but became more conservative in its positioning. A position in GT Advanced Technologies took a significant hit in September 2014 after the company learned that the Apple iPhone 6 would not feature the company’s sapphire display. GT Advanced Technologies filed for bankruptcy and we eliminated it from the portfolio.

Looking Ahead

As we look ahead, we believe that the Fund is currently well positioned for trends that appear to be underway: rising interest rates and a stabilizing energy sector. A sharp rise in interest rates over the past few months has weighed on higher quality bonds, and the Fund has virtually no exposure to the segment. We believe at this time that interest rates will continue to rise, favoring the Fund’s current positioning and its overall flexibility. We also believe that our willingness to take prudent credit risk has the potential to result in higher returns. Finally, it appears to us that the energy sector has stabilized somewhat and over the final months of the period actually generated some positive returns. We believe these developments confirm the wisdom of our patience with holdings in the sector.

Our general outlook for the universe in which the Fund invests is reasonably favorable at this time because we have the flexibility to avoid high quality bonds, which are vulnerable to rising interest rates. We do not currently expect either Greece’s current fiscal problems or the turmoil that persists in the Middle East to carry over with much impact on the U.S. financial markets, as regrettable though both may be.

6	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,030.00	1,019.50	5.52	5.49	1.09
Class C	1,000.00	1,000.00	1,026.20	1,015.76	9.29	9.25	1.84
Class I	1,000.00	1,000.00	1,032.80	1,021.49	3.50	3.48	0.69
Class R	1,000.00	1,000.00	1,028.70	1,018.20	6.83	6.79	1.35
Class R4	1,000.00	1,000.00	1,031.90	1,020.74	4.26	4.23	0.84
Class R5	1,000.00	1,000.00	1,031.50	1,021.24	3.75	3.73	0.74
Class W	1,000.00	1,000.00	1,030.70	1,019.60	5.42	5.39	1.07
Class Z	1,000.00	1,000.00	1,031.30	1,020.74	4.25	4.23	0.84

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015	7

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 34.4%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 2.9%
Automobiles 0.9%

General Motors Co.	200,000	7,194,000

Hotels, Restaurants & Leisure 0.5%

Extended Stay America, Inc.	195,000	3,823,950

Media 0.5%

Cinemark Holdings, Inc.	92,500	3,749,025

Specialty Retail 1.0%

Staples, Inc.	460,000	7,573,900

Total Consumer Discretionary		22,340,875

CONSUMER STAPLES 2.4%
Beverages 1.9%

Dr. Pepper Snapple Group, Inc.	92,500	7,089,200

PepsiCo, Inc.	75,000	7,232,250

Total		14,321,450

Tobacco 0.5%

Philip Morris International, Inc.	47,500	3,945,825

Total Consumer Staples		18,267,275

ENERGY 3.4%
Oil, Gas & Consumable Fuels 3.4%

BP PLC, ADR	175,000	7,255,500

Kinder Morgan, Inc.	170,000	7,053,300

Occidental Petroleum Corp.	97,500	7,623,525

ONEOK, Inc.	85,000	3,563,200

Total		25,495,525

Total Energy		25,495,525

FINANCIALS 5.9%
Banks 3.1%

Cullen/Frost Bankers, Inc.	110,000	8,075,100

JPMorgan Chase & Co.	125,000	8,222,500

Wells Fargo & Co.	130,000	7,274,800

Total		23,572,400

Capital Markets 0.9%

Ares Capital Corp.	425,000	7,118,750

Insurance 1.0%

Aflac, Inc.	115,000	7,155,300

Real Estate Investment Trusts (REITs) 0.9%

Starwood Property Trust, Inc.	285,000	6,808,650

Total Financials		44,655,100

Common Stocks (continued)
Issuer	Shares	Value ($)
HEALTH CARE 3.0%
Biotechnology 1.0%

Gilead Sciences, Inc.(a)	70,000	7,858,900

Health Care Equipment & Supplies 1.0%

Medtronic PLC	95,000	7,250,400

Pharmaceuticals 1.0%

Merck & Co., Inc.	127,500	7,763,475

Total Health Care		22,872,775

INDUSTRIALS 3.1%
Aerospace & Defense 1.0%

Lockheed Martin Corp.	40,000	7,528,000

Industrial Conglomerates 1.1%

General Electric Co.	290,000	7,908,300

Transportation Infrastructure 1.0%

Macquarie Infrastructure Corp.	92,500	7,829,200

Total Industrials		23,265,500

INFORMATION TECHNOLOGY 7.2%
Communications Equipment 1.1%

Cisco Systems, Inc.	275,000	8,060,250

Internet Software & Services 1.1%

Equinix, Inc.	30,000	8,042,100

IT Services 0.9%

Automatic Data Processing, Inc.	85,000	7,268,350

Semiconductors & Semiconductor Equipment 3.1%

Altera Corp.	80,000	3,908,000

Cypress Semiconductor Corp.	275,000	3,775,750

Intel Corp.	232,500	8,011,950

Maxim Integrated Products, Inc.	225,000	7,890,750

Total		23,586,450

Software 1.0%

Microsoft Corp.	165,000	7,731,900

Total Information Technology		54,689,050

MATERIALS 2.0%
Chemicals 1.0%

Dow Chemical Co. (The)	155,000	8,070,850

Metals & Mining —%

Jaguar Mining, Inc.(a)	192,471	29,406

Paper & Forest Products 1.0%

International Paper Co.	145,000	7,515,350

Total Materials		15,615,606

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 1.5%

AT&T, Inc.	110,000	3,799,400

Verizon Communications, Inc.	150,000	7,416,000

Total		11,215,400

Total Telecommunication Services		11,215,400

UTILITIES 3.0%
Electric Utilities 1.0%

Xcel Energy, Inc.	215,000	7,320,750

Independent Power and Renewable Electricity Producers 0.6%

NRG Yield, Inc. Class A	67,500	1,788,750

NRG Yield, Inc. Class C	95,000	2,571,650

Total		4,360,400

Multi-Utilities 1.4%

Ameren Corp.	180,000	7,241,400

PG&E Corp.	70,000	3,742,900

Total		10,984,300

Total Utilities		22,665,450

Total Common Stocks
(Cost: $241,261,011)		261,082,556

Convertible Preferred Stocks 18.7%
CONSUMER DISCRETIONARY 1.0%
Automobiles 1.0%

Fiat Chrysler Automobiles NV, 7.875%	57,500	7,891,588

Total Consumer Discretionary		7,891,588

CONSUMER STAPLES 2.5%
Food Products 2.5%

Bunge Ltd., 4.875%	70,000	7,803,390

Post Holdings, Inc., 3.750%(b)	35,000	3,529,575

Tyson Foods, Inc., 4.750%	150,000	7,795,500

Total		19,128,465

Total Consumer Staples		19,128,465

ENERGY 2.3%
Oil, Gas & Consumable Fuels 2.3%

Chesapeake Energy Corp., 5.750%(b)	9,000	7,357,500

Penn Virginia Corp., 6.000%(b)	45,000	2,377,620

Southwestern Energy Co., 6.250%	135,000	7,533,000

Total		17,268,120

Total Energy		17,268,120

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)
FINANCIALS 6.9%
Banks 2.0%

Bank of America Corp., 7.250%	6,500	7,445,750

Wells Fargo & Co., 7.500%	6,500	7,857,395

Total		15,303,145

Capital Markets 0.6%

Cowen Group, Inc., 5.625%(b)	3,763	4,028,291

Real Estate Investment Trusts (REITs) 4.3%

Alexandria Real Estate Equities, Inc., 7.000%	249,000	7,259,894

American Tower Corp., 5.500%	75,000	7,649,025

Health Care REIT, Inc., 6.500%	110,000	6,942,100

Weyerhaeuser Co., 6.375%	130,000	7,053,800

iStar Financial, Inc., 4.500%	62,500	3,749,219

Total		32,654,038

Total Financials		51,985,474

HEALTH CARE 2.1%
Health Care Equipment & Supplies 0.5%

Alere, Inc., 3.000%	10,500	3,653,265

Pharmaceuticals 1.6%

Actavis PLC, 5.500%	11,300	11,951,332

Total Health Care		15,604,597

MATERIALS 1.4%
Chemicals 0.5%

A. Schulman, Inc., 6.000%	3,700	3,822,914

Metals & Mining 0.9%

Alcoa, Inc., 5.375%	160,000	7,014,400

Total Materials		10,837,314

TELECOMMUNICATION SERVICES 0.6%
Wireless Telecommunication Services 0.6%

T-Mobile USA, Inc., 5.500%	62,000	4,263,740

Total Telecommunication Services		4,263,740

UTILITIES 1.9%
Electric Utilities 1.0%

NextEra Energy, Inc., 5.799%	135,000	7,558,650

Multi-Utilities 0.9%

CenterPoint Energy, Inc., 3.943%(c)	100,000	6,875,000

Total Utilities		14,433,650

Total Convertible Preferred Stocks
(Cost: $137,487,310)		141,412,948

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Corporate Bonds & Notes 23.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.7%
ADS Tactical, Inc.(b)
04/01/18	11.000%	5,198,000	5,490,388

BANKING 1.0%
Popular, Inc.
07/01/19	7.000%	7,500,000	7,687,500

CHEMICALS 0.6%
A. Schulman, Inc.(b)
06/01/23	6.875%	4,000,000	4,080,000

CONSTRUCTION MACHINERY 1.0%
United Rentals North America, Inc.
11/15/24	5.750%	7,300,000	7,418,625

DIVERSIFIED MANUFACTURING 2.0%
Gardner Denver, Inc.(b)
08/15/21	6.875%	8,000,000	7,420,000

Hamilton Sundstrand Corp.(b)
12/15/20	7.750%	8,250,000	7,631,250

Total			15,051,250

ELECTRIC 0.8%
AES Corp. (The)
07/01/21	7.375%	2,000,000	2,238,750
03/15/24	5.500%	3,832,000	3,851,160

Total			6,089,910

FOOD AND BEVERAGE 0.9%
Post Holdings, Inc.(b)
12/01/21	6.750%	7,143,000	7,071,570

HEALTH CARE 0.5%
Omnicare, Inc.
12/01/22	4.750%	3,713,000	4,028,605

HOME CONSTRUCTION 1.0%
Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/21	5.250%	7,500,000	7,537,500

INDEPENDENT ENERGY 2.5%
Goodrich Petroleum Corp.
03/15/19	8.875%	7,500,000	3,750,000

Parsley Energy LLC/Finance Corp.(b)
02/15/22	7.500%	7,513,000	7,841,318

Stone Energy Corp.
11/15/22	7.500%	8,100,000	7,472,250

Total			19,063,568

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LEISURE 1.0%
Live Nation Entertainment, Inc.(b)
06/15/22	5.375%	7,002,000	7,177,050

LODGING 0.5%
ESH Hospitality, Inc.(b)
05/01/25	5.250%	3,925,000	3,954,438

MEDIA AND ENTERTAINMENT 1.0%
AMC Networks, Inc.
12/15/22	4.750%	7,500,000	7,650,000

METALS 1.0%
United States Steel Corp.
04/01/21	6.875%	7,550,000	7,701,000

MIDSTREAM 1.0%
Blue Racer Midstream LLC/Finance Corp.(b)
11/15/22	6.125%	7,244,000	7,504,784

OIL FIELD SERVICES 1.1%
Transocean, Inc.
10/15/17	3.000%	4,100,000	4,000,062
03/15/18	6.000%	3,900,000	3,968,250

Total			7,968,312

OTHER INDUSTRY 0.9%
MasTec, Inc.
03/15/23	4.875%	7,350,000	6,853,875

PHARMACEUTICALS 0.5%
Horizon Pharma Financing, Inc.(b)
05/01/23	6.625%	3,823,000	3,932,911

RETAILERS 1.1%
Rite Aid Corp.
02/15/27	7.700%	6,068,000	7,129,900

Rite Aid Corp.(b)
04/01/23	6.125%	1,367,000	1,421,680

Total			8,551,580

SUPERMARKETS 0.9%
Safeway, Inc.
02/01/31	7.250%	6,988,000	7,005,470

TECHNOLOGY 1.5%
Equinix, Inc.
01/01/25	5.750%	4,000,000	4,120,000

Micron Technology, Inc.(b)
02/01/25	5.500%	6,900,000	6,847,560

Total			10,967,560

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WIRELINES 1.8%
Frontier Communications Corp.
01/15/25	6.875%	7,500,000	6,843,750

Level 3 Financing, Inc.
08/15/22	5.375%	6,900,000	7,055,250

Total			13,899,000

Total Corporate Bonds & Notes
(Cost: $180,675,811)			176,684,896

Convertible Bonds 18.9%
AUTOMOTIVE 1.9%
Navistar International Corp.
10/15/18	4.500%	2,990,000	2,640,544
04/15/19	4.750%	9,651,000	8,710,027

Wabash National Corp.
05/01/18	3.375%	2,640,000	3,460,459

Total			14,811,030

BUILDING MATERIALS 0.5%
Cemex SAB de CV(b)
03/15/20	3.720%	3,320,000	3,583,525

FINANCE COMPANIES 0.5%
Air Lease Corp.
12/01/18	3.875%	2,700,000	3,852,563

HEALTH CARE 1.0%
Omnicare, Inc.
12/15/35	3.250%	3,100,000	3,882,750

Teleflex, Inc.
08/01/17	3.875%	1,800,000	3,764,250

Total			7,647,000

INDEPENDENT ENERGY 0.3%
American Energy-Permian Basin LLC PIK(b)
05/01/22	8.000%	3,300,000	1,980,000

METALS 0.1%
Alpha Natural Resources, Inc.
12/15/17	3.750%	4,800,000	888,000

OIL FIELD SERVICES 0.8%
Cobalt International Energy, Inc.
12/01/19	2.625%	4,700,000	3,642,970

Energy XXI Ltd.
12/15/18	3.000%	6,500,000	2,165,670

Total			5,808,640

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OTHER FINANCIAL INSTITUTIONS 1.4%
Forest City Enterprises, Inc.
08/15/20	3.625%	6,197,000	6,944,513

Walter Investment Management Corp.
11/01/19	4.500%	4,410,000	3,439,800

Total			10,384,313

OTHER INDUSTRY 0.8%
General Cable Corp.(c)
11/15/29	4.500%	7,200,000	5,809,500

OTHER REIT 2.0%
Blackstone Mortgage Trust, Inc.
12/01/18	5.250%	5,160,000	5,602,831

RWT Holdings, Inc.(b)
11/15/19	5.625%	3,900,000	3,772,470

Starwood Waypoint Residential Trust(b)
10/15/17	4.500%	3,500,000	3,563,875
07/01/19	3.000%	2,000,000	1,915,468

Total			14,854,644

PHARMACEUTICALS 2.2%
ARIAD Pharmaceuticals, Inc.(b)
06/15/19	3.625%	3,150,000	3,825,832

Aegerion Pharmaceuticals, Inc.(b)
08/15/19	2.000%	7,000,000	5,719,700

Corsicanto Ltd.
01/15/32	3.500%	1,800,000	1,882,125

Medicines Co. (The)(b)
01/15/22	2.500%	4,800,000	5,289,120

Total			16,716,777

PROPERTY & CASUALTY 0.9%
MGIC Investment Corp.(b)
04/01/63	9.000%	5,500,000	7,077,813

REFINING 0.4%
Clean Energy Fuels Corp.(b)
10/01/18	5.250%	4,250,000	3,367,454

RETAILERS 0.5%
HeartWare International, Inc.(b)
12/15/21	1.750%	4,072,000	3,929,480

TECHNOLOGY 4.2%
Ciena Corp.
12/15/20	4.000%	5,250,000	7,418,906

Exelixis, Inc.
08/15/19	4.250%	4,500,000	3,718,125

Mentor Graphics Corp.
04/01/31	4.000%	6,020,000	8,055,513

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SunEdison, Inc.(b)
06/01/25	3.375%	3,700,000	3,893,621

TiVo, Inc.(b)
03/15/16	4.000%	3,300,000	3,601,125

j2 Global, Inc.
06/15/29	3.250%	4,500,000	5,220,000

Total			31,907,290

TOBACCO 0.9%
Vector Group Ltd.
04/15/20	1.750%	4,800,000	5,131,152

Vector Group Ltd.(c)
01/15/19	2.500%	1,450,000	2,031,450

Total			7,162,602

WIRELESS 0.5%
Gogo, Inc.(b)
03/01/20	3.750%	3,640,000	3,850,683

Total Convertible Bonds
(Cost: $143,870,262)			143,631,314

Preferred Debt 1.4%
BANKING 1.4%
Citigroup Capital XIII(c)
10/30/40	7.875%	290,000	7,537,100

Synovus Financial Corp.(c)
12/31/49	7.875%	105,000	2,924,250

Total			10,461,350

Total Preferred Debt
(Cost: $10,374,889)			10,461,350

Limited Partnerships 1.0%
Issuer	Shares	Value ($)
ENERGY 0.2%
Oil, Gas & Consumable Fuels 0.2%

Enviva Partners LP(a)	88,000	1,791,680

Total Energy		1,791,680

INDUSTRIALS 0.8%
Air Freight & Logistics 0.8%

Fortress Transportation & Infrastructure Investors LLC(a)	350,000	5,915,000

Total Industrials		5,915,000

Total Limited Partnerships
(Cost: $7,739,095)		7,706,680

Money Market Funds 1.3%
	Shares	Value ($)

JPMorgan Prime Money Market Fund, 0.010%(d)	9,844,813	9,844,813

Total Money Market Funds
(Cost: $9,844,813)		9,844,813

Total Investments
(Cost: $731,253,191)		750,824,557

Other Assets & Liabilities, Net		7,245,836

Net Assets		758,070,393

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the value of these securities amounted to $150,573,601 or 19.86% of net assets.

(c)	Variable rate security.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2015.

Abbreviation Legend

ADR	American Depositary Receipt
PIK	Payment-in-Kind

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	22,340,875	—	—	22,340,875

Consumer Staples	18,267,275	—	—	18,267,275

Energy	25,495,525	—	—	25,495,525

Financials	44,655,100	—	—	44,655,100

Health Care	22,872,775	—	—	22,872,775

Industrials	23,265,500	—	—	23,265,500

Information Technology	54,689,050	—	—	54,689,050

Materials	15,586,200	29,406	—	15,615,606

Telecommunication Services	11,215,400	—	—	11,215,400

Utilities	22,665,450	—	—	22,665,450

Total Common Stocks	261,053,150	29,406	—	261,082,556

Convertible Preferred Stocks

Consumer Discretionary	7,891,588	—	—	7,891,588

Consumer Staples	7,795,500	11,332,965	—	19,128,465

Energy	—	17,268,120	—	17,268,120

Financials	29,299,045	22,686,429	—	51,985,474

Health Care	3,653,265	11,951,332	—	15,604,597

Materials	7,014,400	3,822,914	—	10,837,314

Telecommunication Services	4,263,740	—	—	4,263,740

Utilities	7,558,650	6,875,000	—	14,433,650

Total Convertible Preferred Stocks	67,476,188	73,936,760	—	141,412,948

Corporate Bonds & Notes	—	176,684,896	—	176,684,896

Convertible Bonds	—	143,631,314	—	143,631,314

Preferred Debt	10,461,350	—	—	10,461,350

Limited Partnerships

Energy	1,791,680	—	—	1,791,680

Industrials	5,915,000	—	—	5,915,000

Total Limited Partnerships	7,706,680	—	—	7,706,680

Money Market Funds	9,844,813	—	—	9,844,813

Total Investments	356,542,181	394,282,376	—	750,824,557

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using observable market inputs rather than quoted prices for identical assets as of period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	105,772	105,772	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets

Investments, at value

(identified cost $731,253,191)	$750,824,557

Receivable for:

Capital shares sold	3,030,167

Dividends	1,179,825

Interest	4,325,990

Foreign tax reclaims	4,717

Prepaid expenses	457

Total assets	759,365,713

Liabilities

Due to custodian	60

Payable for:

Capital shares purchased	1,105,481

Investment management fees	12,134

Distribution and/or service fees	7,023

Transfer agent fees	94,833

Administration fees	1,209

Compensation of board members	18,127

Other expenses	56,453

Total liabilities	1,295,320

Net assets applicable to outstanding capital stock	$758,070,393

Represented by

Paid-in capital	$730,399,940

Undistributed net investment income	2,260,049

Accumulated net realized gain	5,839,038

Unrealized appreciation (depreciation) on:

Investments	19,571,366

Total — representing net assets applicable to outstanding capital stock	$758,070,393

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A

Net assets	$372,407,745

Shares outstanding	29,815,989

Net asset value per share	$12.49

Maximum offering price per share(a)	$13.25

Class C

Net assets	$162,562,679

Shares outstanding	13,088,129

Net asset value per share	$12.42

Class I

Net assets	$48,686,020

Shares outstanding	3,893,305

Net asset value per share	$12.51

Class R

Net assets	$1,367,597

Shares outstanding	109,575

Net asset value per share	$12.48

Class R4

Net assets	$23,755,315

Shares outstanding	1,889,074

Net asset value per share	$12.58

Class R5

Net assets	$4,663,249

Shares outstanding	370,596

Net asset value per share	$12.58

Class W

Net assets	$10,478

Shares outstanding	838

Net asset value per share	$12.50

Class Z

Net assets	$144,617,310

Shares outstanding	11,577,582

Net asset value per share	$12.49

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income

Income:

Dividends	$13,836,619

Interest	11,950,712

Foreign taxes withheld	(49,418)

Total income	25,737,913

Expenses:

Investment management fees	3,544,285

Distribution and/or service fees

Class A	746,919

Class C	1,161,853

Class R	3,717

Class W	33

Transfer agent fees

Class A	403,682

Class C	159,317

Class R	1,038

Class R4	25,310

Class R5	2,801

Class W	17

Class Z	143,962

Administration fees	356,044

Compensation of board members	17,804

Custodian fees	8,479

Printing and postage fees	68,477

Registration fees	136,190

Professional fees	45,021

Other	14,490

Total expenses	6,839,439

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(80,230)

Total net expenses	6,759,209

Net investment income	18,978,704

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	7,478,107

Foreign currency translations	(2,105)

Net realized gain	7,476,002

Net change in unrealized appreciation (depreciation) on:

Investments	(3,503,952)

Foreign currency translations	(27)

Net change in unrealized depreciation	(3,503,979)

Net realized and unrealized gain	3,972,023

Net increase in net assets resulting from operations	$22,950,727

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015	Year Ended May 31, 2014
Operations

Net investment income	$18,978,704	$7,180,422

Net realized gain	7,476,002	6,119,884

Net change in unrealized appreciation (depreciation)	(3,503,979)	12,137,775

Net increase in net assets resulting from operations	22,950,727	25,438,081

Distributions to shareholders

Net investment income

Class A	(9,693,796)	(2,170,678)

Class C	(2,873,702)	(325,952)

Class I	(2,427,144)	(3,313,903)

Class R	(19,858)	(1,317)

Class R4	(643,696)	(52,515)

Class R5	(218,490)	(346,286)

Class W	(463)	(80,845)

Class Z	(3,517,300)	(316,358)

Net realized gains

Class A	(2,299,260)	(2,124,151)

Class C	(914,453)	(378,941)

Class I	(331,374)	(2,378,637)

Class R	(3,910)	(1,463)

Class R4	(144,150)	(24,993)

Class R5	(30,995)	(139,220)

Class W	(90)	(789)

Class Z	(859,492)	(247,008)

Total distributions to shareholders	(23,978,173)	(11,903,056)

Increase in net assets from capital stock activity	409,819,949	207,953,611

Total increase in net assets	408,792,503	221,488,636

Net assets at beginning of year	349,277,890	127,789,254

Net assets at end of year	$758,070,393	$349,277,890

Undistributed net investment income	$2,260,049	$1,465,604

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	22,675,296	280,937,098	13,392,496	163,153,678

Distributions reinvested	959,724	11,704,921	359,121	4,278,898

Redemptions	(7,229,662)	(88,809,257)	(1,638,128)	(19,979,657)

Net increase	16,405,358	203,832,762	12,113,489	147,452,919

Class C shares

Subscriptions	10,196,906	125,638,940	3,874,057	47,139,610

Distributions reinvested	283,361	3,434,739	59,294	703,896

Redemptions	(1,363,394)	(16,645,108)	(123,682)	(1,507,195)

Net increase	9,116,873	112,428,571	3,809,669	46,336,311

Class I shares

Subscriptions	4,372	54,892	25,947	315,506

Distributions reinvested	223,649	2,758,402	479,748	5,692,354

Redemptions	(3,292,608)	(40,850,898)	(579,640)	(7,045,750)

Net decrease	(3,064,587)	(38,037,604)	(73,945)	(1,037,890)

Class R shares

Subscriptions	126,363	1,548,001	48,136	585,405

Distributions reinvested	1,934	23,668	217	2,591

Redemptions	(60,939)	(755,042)	(6,386)	(77,827)

Net increase	67,358	816,627	41,967	510,169

Class R4 shares

Subscriptions	1,699,662	21,283,404	690,127	8,532,044

Distributions reinvested	64,177	787,736	6,439	77,322

Redemptions	(591,630)	(7,311,366)	(54,109)	(659,167)

Net increase	1,172,209	14,759,774	642,457	7,950,199

Class R5 shares

Subscriptions	554,069	7,029,505	169,022	2,065,537

Distributions reinvested	20,124	249,373	40,929	485,320

Redemptions	(652,674)	(8,080,808)	(1,136,024)	(13,864,518)

Net decrease	(78,481)	(801,930)	(926,073)	(11,313,661)

Class W shares

Subscriptions	—	—	15,604	187,086

Distributions reinvested	36	448	6,931	81,439

Redemptions	(455)	(5,522)	(428,143)	(5,247,540)

Net decrease	(419)	(5,074)	(405,608)	(4,979,015)

Class Z shares

Subscriptions	12,716,763	157,609,934	1,922,452	23,555,721

Distributions reinvested	279,991	3,405,321	46,769	556,688

Redemptions	(3,610,424)	(44,188,432)	(88,217)	(1,077,830)

Net increase	9,386,330	116,826,823	1,881,004	23,034,579

Total net increase	33,004,641	409,819,949	17,082,960	207,953,611

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.59	$11.98	$10.32	$10.00

Income from investment operations:

Net investment income	0.39	0.43	0.45	0.33

Net realized and unrealized gain	0.02	0.96	1.69	0.16	(b)

Total from investment operations	0.41	1.39	2.14	0.49

Less distributions to shareholders:

Net investment income	(0.43)	(0.44)	(0.43)	(0.17)

Net realized gains	(0.08)	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.51)	(0.78)	(0.48)	(0.17)

Net asset value, end of period	$12.49	$12.59	$11.98	$10.32

Total return	3.37%	12.17%	21.18%	4.97%

Ratios to average net assets(d)

Total gross expenses	1.08%	1.17%	1.85%	2.02	%(e)

Total net expenses(f)	1.07%	1.02%	1.10%	1.10	%(e)

Net investment income	3.20%	3.52%	4.03%	3.91	%(e)

Supplemental data

Net assets, end of period (in thousands)	$372,408	$168,897	$15,534	$5,029

Portfolio turnover	60%	48%	63%	36%

Notes to Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.52	$11.91	$10.28	$10.00

Income from investment operations:

Net investment income	0.30	0.33	0.37	0.27

Net realized and unrealized gain (loss)	0.01	0.97	1.67	0.15	(b)

Total from investment operations	0.31	1.30	2.04	0.42

Less distributions to shareholders:

Net investment income	(0.33)	(0.35)	(0.36)	(0.14)

Net realized gains	(0.08)	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.41)	(0.69)	(0.41)	(0.14)

Net asset value, end of period	$12.42	$12.52	$11.91	$10.28

Total return	2.61%	11.38%	20.26%	4.27%

Ratios to average net assets(d)

Total gross expenses	1.83%	1.92%	2.63%	2.73	%(e)

Total net expenses(f)	1.82%	1.78%	1.85%	1.85	%(e)

Net investment income	2.47%	2.79%	3.26%	3.18	%(e)

Supplemental data

Net assets, end of period (in thousands)	$162,563	$49,739	$1,925	$193

Portfolio turnover	60%	48%	63%	36%

Notes to Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.61	$11.98	$10.32	$10.00

Income from investment operations:

Net investment income	0.43	0.47	0.48	0.37

Net realized and unrealized gain	0.02	0.98	1.69	0.14	(b)

Total from investment operations	0.45	1.45	2.17	0.51

Less distributions to shareholders:

Net investment income	(0.47)	(0.48)	(0.46)	(0.19)

Net realized gains	(0.08)	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.55)	(0.82)	(0.51)	(0.19)

Net asset value, end of period	$12.51	$12.61	$11.98	$10.32

Total return	3.75%	12.69%	21.55%	5.14%

Ratios to average net assets(d)

Total gross expenses	0.69%	0.77%	0.86%	1.12	%(e)

Total net expenses(f)	0.67%	0.69%	0.78%	0.74	%(e)

Net investment income	3.44%	3.84%	4.33%	4.19	%(e)

Supplemental data

Net assets, end of period (in thousands)	$48,686	$87,713	$84,270	$81,861

Portfolio turnover	60%	48%	63%	36%

Notes to Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.58	$11.97	$10.31	$10.00

Income from investment operations:

Net investment income	0.36	0.41	0.42	0.30

Net realized and unrealized gain	0.02	0.95	1.69	0.16	(b)

Total from investment operations	0.38	1.36	2.11	0.46

Less distributions to shareholders:

Net investment income	(0.40)	(0.41)	(0.40)	(0.15)

Net realized gains	(0.08)	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.48)	(0.75)	(0.45)	(0.15)

Net asset value, end of period	$12.48	$12.58	$11.97	$10.31

Total return	3.11%	11.87%	20.87%	4.64%

Ratios to average net assets(d)

Total gross expenses	1.34%	1.41%	2.12%	2.42	%(e)

Total net expenses(f)	1.33%	1.29%	1.35%	1.35	%(e)

Net investment income	2.94%	3.38%	3.79%	3.48	%(e)

Supplemental data

Net assets, end of period (in thousands)	$1,368	$531	$3	$3

Portfolio turnover	60%	48%	63%	36%

Notes to Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$12.68	$12.05	$10.93

Income from investment operations:

Net investment income	0.43	0.47	0.36

Net realized and unrealized gain	0.01	0.97	1.08

Total from investment operations	0.44	1.44	1.44

Less distributions to shareholders:

Net investment income	(0.46)	(0.47)	(0.27)

Net realized gains	(0.08)	(0.34)	(0.05)

Total distributions to shareholders	(0.54)	(0.81)	(0.32)

Net asset value, end of period	$12.58	$12.68	$12.05

Total return	3.61%	12.55%	13.40%

Ratios to average net assets(b)

Total gross expenses	0.83%	0.92%	1.59	%(c)

Total net expenses(d)	0.82%	0.77%	0.85	%(c)

Net investment income	3.45%	3.83%	4.28	%(c)

Supplemental data

Net assets, end of period (in thousands)	$23,755	$9,087	$897

Portfolio turnover	60%	48%	63%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$12.68	$12.05	$10.93

Income from investment operations:

Net investment income	0.42	0.47	0.37

Net realized and unrealized gain	0.03	0.97	1.07

Total from investment operations	0.45	1.44	1.44

Less distributions to shareholders:

Net investment income	(0.47)	(0.47)	(0.27)

Net realized gains	(0.08)	(0.34)	(0.05)

Total distributions to shareholders	(0.55)	(0.81)	(0.32)

Net asset value, end of period	$12.58	$12.68	$12.05

Total return	3.66%	12.55%	13.41%

Ratios to average net assets(b)

Total gross expenses	0.74%	0.82%	0.86	%(c)

Total net expenses(d)	0.72%	0.76%	0.84	%(c)

Net investment income	3.41%	3.84%	4.29	%(c)

Supplemental data

Net assets, end of period (in thousands)	$4,663	$5,695	$16,569

Portfolio turnover	60%	48%	63%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.60	$11.98	$10.32	$10.00

Income from investment operations:

Net investment income	0.38	0.43	0.44	0.28

Net realized and unrealized gain	0.02	0.97	1.69	0.21	(b)

Total from investment operations	0.40	1.40	2.13	0.49

Less distributions to shareholders:

Net investment income	(0.42)	(0.44)	(0.42)	(0.17)

Net realized gains	(0.08)	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.50)	(0.78)	(0.47)	(0.17)

Net asset value, end of period	$12.50	$12.60	$11.98	$10.32

Total return	3.33%	12.22%	21.13%	4.92%

Ratios to average net assets(d)

Total gross expenses	1.07%	1.17%	1.91%	1.76	%(e)

Total net expenses(f)	1.07%	1.08%	1.10%	1.10	%(e)

Net investment income	3.08%	3.52%	3.97%	3.23	%(e)

Supplemental data

Net assets, end of period (in thousands)	$10	$16	$4,875	$7,979

Portfolio turnover	60%	48%	63%	36%

Notes to Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	27

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.60	$11.98	$10.32	$10.00

Income from investment operations:

Net investment income	0.43	0.46	0.48	0.36

Net realized and unrealized gain (loss)	0.00 (b)	0.97	1.68	0.14	(c)

Total from investment operations	0.43	1.43	2.16	0.50

Less distributions to shareholders:

Net investment income	(0.46)	(0.47)	(0.45)	(0.18)

Net realized gains	(0.08)	(0.34)	(0.05)	(0.00	)(b)

Total distributions to shareholders	(0.54)	(0.81)	(0.50)	(0.18)

Net asset value, end of period	$12.49	$12.60	$11.98	$10.32

Total return	3.55%	12.54%	21.46%	5.09%

Ratios to average net assets(d)

Total gross expenses	0.83%	0.92%	1.61%	1.82	%(e)

Total net expenses(f)	0.82%	0.75%	0.85%	0.85	%(e)

Net investment income	3.49%	3.82%	4.30%	4.16	%(e)

Supplemental data

Net assets, end of period (in thousands)	$144,617	$27,600	$3,716	$1,126

Portfolio turnover	60%	48%	63%	36%

Notes to Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Annual Report 2015	29

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax

30	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily

Annual Report 2015	31

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

net assets that declines from 0.59% to 0.50% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.59% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2015, other expenses paid by the Fund to this company were $2,072.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class C	0.14
Class R	0.14
Class R4	0.13
Class R5	0.05
Class W	0.13
Class Z	0.14

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2015, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary

32	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $455,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,100,842 for Class A and $37,437 for Class C shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	October 1, 2014 through September 30, 2015	Prior to October 1, 2014
Class A	1.16%	1.10%
Class C	1.91	1.85
Class I	0.83	0.65
Class R	1.41	1.35
Class R4	0.91	0.85
Class R5	0.88	0.70
Class W	1.16	1.10
Class Z	0.91	0.85

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions, re-characterization of distributions for investments, deemed distributions and amortization/accretion on certain convertible securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,210,190
Accumulated net realized gain	(1,210,190)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Annual Report 2015	33

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2015 ($)	Year Ended May 31, 2014 ($)
Ordinary income	20,812,455	8,434,995
Long-term capital gains	3,165,718	3,468,061
Total	23,978,173	11,903,056

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,495,530
Undistributed long-term capital gains	6,066,444
Net unrealized appreciation	16,125,595

At May 31, 2015, the cost of investments for federal income tax purposes was $734,698,962 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$41,680,019
Unrealized depreciation	(25,554,424)
Net unrealized appreciation	16,125,595

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $755,772,175 and $347,062,111, respectively, for the year ended May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At May 31, 2015, affiliated shareholders of record owned 54.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a

34	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and

Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	35

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Flexible Capital Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Flexible Capital Income Fund (the “Fund,” a series of Columbia Funds Series Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

July 23, 2015

36	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	42.21%
Dividends Received Deduction	38.75%
Capital Gain Dividend	$6,563,978

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015	37

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open- end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

38	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Annual Report 2015	39

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

40	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Annual Report 2015	41

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

42	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Flexible Capital Income Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including,

Annual Report 2015	43

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

44	Annual Report 2015

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	45

Columbia Flexible Capital Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN148_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies.

Contact us for more current data.

**	Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers,

mutual fund commentary and more at columbiathreadneedle.com/us.

Columbia Threadneedle Investor Newsletter

(e-newsletter)

Read our award-winning* shareholder
newsletter. Our quarterly newsletter
is available online and provides timely
and relevant content about economic
trends, fund news, service enhancements and
changes. Sign up to receive the newsletter
electronically at columbiathreadneedle.com/
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Investment videos

Get analysis of current events and trends that may affect your investments.
Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

Social media We offer you multiple ways to access our market commentary and investment insights.

■	Perspectives blog at columbiathreadneedle.com/us

Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■	twitter.com/CTinvest_US

Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■	youtube.com/CTInvestUS

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Connect with us on LinkedIn for updates from our thought leaders.

*	Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the “About Us” tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■	Fund and strategy names

■	Established investment teams, philosophies and processes

■	Account services, features, servicing phone numbers and mailing addresses

■	Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children’s education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Select Large-Cap Value Fund (the Fund) Class A shares returned 7.08% excluding sales charges for the 12-month period ended May 31, 2015.

■	During the same time period, the Fund lagged its benchmark, the Russell 1000 Value Index, which returned 9.03%, and also underperformed the broad-based S&P 500 Index, which returned 11.81%.

■

The Fund benefitted from strong overall security selection, especially in the energy sector. However, security selection in the materials and information technology sectors generally accounted for the Fund’s shortfall relative to the Russell benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	04/25/97
Excluding sales charges		7.08	15.79	8.54
Including sales charges		0.94	14.43	7.90
Class B	04/25/97
Excluding sales charges		6.30	14.91	7.73
Including sales charges		1.30	14.68	7.73
Class C	05/27/99
Excluding sales charges		6.30	14.93	7.75
Including sales charges		5.30	14.93	7.75
Class I*	08/03/09	7.55	16.27	8.81
Class K*	08/03/09	7.17	15.92	8.62
Class R	04/30/03	6.82	15.49	8.26
Class R4*	11/08/12	7.35	15.94	8.61
Class R5	11/30/01	7.45	16.20	9.05
Class W*	09/27/10	7.12	15.72	8.00
Class Y*	10/01/14	7.43	15.86	8.58
Class Z*	09/27/10	7.34	16.08	8.67
Russell 1000 Value Index		9.03	15.62	7.38
S&P 500 Index		11.81	16.54	8.12

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2005 — May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015	3

COLUMBIA SELECT LARGE-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Richard Rosen

Kari Montanus

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2015)
Tyson Foods, Inc., Class A	4.6
Verizon Communications, Inc.	4.1
Humana, Inc.	3.9
Citigroup, Inc.	3.6
AES Corp. (The)	3.6
Morgan Stanley	3.6
Bristol-Myers Squibb Co.	3.6
JPMorgan Chase & Co.	3.5
Altria Group, Inc.	3.3
Applied Materials, Inc.	3.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended May 31, 2015, the Fund’s Class A shares returned 7.08% excluding sales charges. During the same time period, the Fund lagged its benchmark, the Russell 1000 Value Index, which returned 9.03%, and the broad-based S&P 500 Index, which gained 11.81%. The Fund benefitted from strong overall security selection, especially in the energy sector. However, security selection in the materials and information technology sectors generally accounted for the Fund’s shortfall relative to its Russell benchmark. The Fund’s concentrated portfolio targets 35-40 large companies in which we have a high level of conviction that the potential for accelerated earnings growth exceeds market expectations.

Stocks Advanced in Volatile Market

After a strong start, the pace of U.S. economic growth weakened during the 12-month period that ended May 31, 2015. A combination of factors whittled away at gross domestic product (GDP): another stormy winter in the Northeast and Midwest, a strong dollar, a widening trade deficit and sharply declining oil prices. Manufacturing activity weakened somewhat, consumer confidence slipped late in the period and business investment declined, the latter mostly due to falling commodity prices. However, most of these setbacks appeared to be temporary, given the monthly addition of on average 255,000 new jobs to the U.S. workforce and evidence of positive home sales trends.

Against this backdrop, investors bid up stock prices, with most of the gains coming in the first nine months of the period. Mounting concern about global tensions and uncertainty about the timing of a Federal Reserve (Fed) interest rate increase led to rising volatility later in the period. For the fiscal year, large- and mid-cap stocks edged out small-cap stocks, while growth stocks outperformed value.

Contributors and Detractors

Security selection in the health care, industrials and energy sectors helped the Fund deliver a solid return for the period. Winners in health care, by far the top-performing sector in the Fund and the Russell benchmark, included for-profit health insurer Humana. Humana’s share price rose strongly over the year, bouyed by strong revenues and earnings growth in the company’s Medicare business, the sale of its urgent care and physical services division, share buybacks and late-period speculation around the potential sale of the company. An investment in pharmaceuticals giant Bristol-Myers Squibb also aided performance, as the release of positive data on the company’s transformational drug for lung cancer drove its shares higher. In the industrials sector, the Fund did well to avoid the weak-performing machinery group. Energy was the weakest-performing sector in the Russell benchmark this past year, but the top contributor to the Fund’s relative performance due to good stock selection. A bias toward higher quality energy companies that were focused on creating shareholder value helped the Fund relative to the Russell benchmark within the sector.

Top individual contributors to the Fund’s returns included home improvement retailer Lowe’s Companies, a long-term position. Lowe’s shares rose strongly, as lower gas prices helped boost spending on home improvements. In consumer staples, winners included tobacco company Altria Group, which rallied as the competitive threat of electric cigarettes

4	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

proved to be weaker than anticipated and as the company met earnings expectations. Continued low interest rates also boosted interest in Altria’s high dividend yield. Diversified financials company Morgan Stanley was another top contributor, largely on the strength of its high-margin wealth management business.

Some of the Fund’s biggest disappointments were in the materials and technology sectors. In the materials sector, shares of Freeport-McMoRan, one of the world’s largest copper and gold mining companies, fell sharply over the one-year period, hurt by declining metals prices. Freeport-McMoRan also owns some energy assets that further pressured performance as oil prices tumbled. In technology, stock picks in the semiconductor & semiconductor equipment segment and in the information technology services group hampered relative performance. The biggest individual detractor was database analytics company Teradata, which was added to the portfolio in 2014. Its stock pulled back due to sluggish corporate spending on technology, increased competition and the adverse impact of a strong U.S. dollar on overseas profits.

Although energy was a relative outperformer for the Fund, some of the Fund’s biggest individual detractors were exploration and production companies Anadarko Petroleum, ConocoPhillips and Marathon Oil. Each was an overweighted position relative to the Russell benchmark, which amplified the impact of their losses for the one-year period. While these returns clearly lagged the broad market’s return, the stocks held up relatively well given the 42% decline in crude oil prices that occurred this past year. We didn’t invest in these companies because of where we thought oil prices were headed, and we didn’t sell them when oil prices collapsed. We held on to these energy positions because of company-specific catalysts that we currently believe remain intact.

In the consumer discretionary sector, a long-term, out-of-benchmark position in Gap, the clothing retailer, hurt relative performance. The stock pulled back when the CEO unexpectedly resigned last October, a move that we thought could undermine the company’s earnings growth outlook. We cut the Fund’s losses and eliminated the position from the portfolio.

Looking Ahead

Despite weak economic growth in the first quarter of 2015, we believe upticks in wage growth, housing demand and inflation currently suggest the potential for further expansion ahead. Once the economy is on firmer footing, expectations are that the Fed will raise interest rates, which has the potential to benefit financials — the largest sector in the Russell benchmark and about 25% of the Fund’s assets. We also currently expect improved economic growth to drive solid earnings growth in many other sectors with stock prices following earnings. Although the current bull market is more than six years old, we continue to find attractive investments in companies that we believe have the potential for significant share price appreciation over a three- to five-year time horizon.

Portfolio Breakdown (%) (at May 31, 2015)
Common Stocks	99.8
Money Market Funds	0.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at May 31, 2015)
Consumer Discretionary	5.5
Consumer Staples	11.7
Energy	13.3
Financials	25.2
Health Care	10.4
Industrials	10.8
Information Technology	11.1
Materials	4.3
Telecommunication Services	4.1
Utilities	3.6
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for information on these and other risks.

Annual Report 2015	5

COLUMBIA SELECT LARGE-CAP VALUE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,019.80	1,019.05	5.94	5.94	1.18
Class B	1,000.00	1,000.00	1,016.20	1,015.31	9.70	9.70	1.93
Class C	1,000.00	1,000.00	1,016.20	1,015.31	9.70	9.70	1.93
Class I	1,000.00	1,000.00	1,021.70	1,021.04	3.93	3.93	0.78
Class K	1,000.00	1,000.00	1,020.20	1,019.55	5.44	5.44	1.08
Class R	1,000.00	1,000.00	1,018.40	1,017.80	7.20	7.19	1.43
Class R4	1,000.00	1,000.00	1,020.90	1,020.29	4.69	4.68	0.93
Class R5	1,000.00	1,000.00	1,021.30	1,020.79	4.18	4.18	0.83
Class W	1,000.00	1,000.00	1,019.90	1,019.05	5.94	5.94	1.18
Class Y	1,000.00	1,000.00	1,022.10	1,021.34	3.63	3.63	0.72
Class Z	1,000.00	1,000.00	1,021.20	1,020.29	4.69	4.68	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.7%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 5.5%
Multiline Retail 2.4%

Nordstrom, Inc.	340,000	24,697,600

Specialty Retail 3.1%

Lowe’s Companies, Inc.	450,000	31,491,000

Total Consumer Discretionary		56,188,600

CONSUMER STAPLES 11.7%
Food & Staples Retailing 1.5%

Costco Wholesale Corp.	105,000	14,971,950

Food Products 4.5%

Tyson Foods, Inc., Class A	1,100,000	46,695,000

Tobacco 5.7%

Altria Group, Inc.	660,000	33,792,000

Philip Morris International, Inc.	300,000	24,921,000

Total		58,713,000

Total Consumer Staples		120,379,950

ENERGY 13.3%
Oil, Gas & Consumable Fuels 13.3%

Anadarko Petroleum Corp.	300,000	25,083,000

Chevron Corp.	140,000	14,420,000

ConocoPhillips	275,000	17,512,000

Marathon Oil Corp.	450,000	12,235,500

Marathon Petroleum Corp.	230,000	23,795,800

Valero Energy Corp.	435,475	25,797,539

Williams Companies, Inc. (The)	350,000	17,885,000

Total		136,728,839

Total Energy		136,728,839

FINANCIALS 25.1%
Banks 13.3%

Bank of America Corp.	1,960,000	32,340,000

Citigroup, Inc.	680,000	36,774,400

JPMorgan Chase & Co.	540,000	35,521,200

Wells Fargo & Co.	580,000	32,456,800

Total		137,092,400

Capital Markets 3.6%

Morgan Stanley	960,000	36,672,000

Insurance 8.2%

MetLife, Inc.	480,000	25,084,800

Prudential Financial, Inc.	325,000	27,498,250

Unum Group	900,000	31,464,000

Total		84,047,050

Total Financials		257,811,450

Common Stocks (continued)
Issuer	Shares	Value ($)
HEALTH CARE 10.4%
Health Care Equipment & Supplies 1.3%

Baxter International, Inc.	200,000	13,322,000

Health Care Providers & Services 5.6%

Express Scripts Holding Co.(a)	200,000	17,428,000

Humana, Inc.	185,000	39,710,250

Total		57,138,250

Pharmaceuticals 3.5%

Bristol-Myers Squibb Co.	565,000	36,499,000

Total Health Care		106,959,250

INDUSTRIALS 10.8%
Aerospace & Defense 6.8%

General Dynamics Corp.	125,000	17,520,000

Honeywell International, Inc.	250,000	26,050,000

United Technologies Corp.	222,000	26,011,740

Total		69,581,740

Road & Rail 4.0%

CSX Corp.	650,000	22,152,000

Union Pacific Corp.	190,000	19,172,900

Total		41,324,900

Total Industrials		110,906,640

INFORMATION TECHNOLOGY 11.0%
Communications Equipment 2.2%

Juniper Networks, Inc.	805,000	22,379,000

Electronic Equipment, Instruments & Components 2.6%

Corning, Inc.	1,275,500	26,683,460

IT Services 3.0%

Teradata Corp.(a)	800,000	31,152,000

Semiconductors & Semiconductor Equipment 3.2%

Applied Materials, Inc.	1,658,000	33,375,540

Total Information Technology		113,590,000

MATERIALS 4.3%
Chemicals 2.6%

EI du Pont de Nemours & Co.	375,000	26,628,750

Metals & Mining 1.7%

Freeport-McMoRan, Inc.	900,000	17,685,000

Total Materials		44,313,750

TELECOMMUNICATION SERVICES 4.0%
Diversified Telecommunication Services 4.0%

Verizon Communications, Inc.	840,000	41,529,600

Total Telecommunication Services		41,529,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA SELECT LARGE-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
UTILITIES 3.6%
Independent Power and Renewable Electricity Producers 3.6%

AES Corp. (The)	2,700,000	36,720,000

Total Utilities		36,720,000

Total Common Stocks
(Cost: $676,748,420)		1,025,128,079

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.114%(b)(c)	2,089,530	2,089,530

Total Money Market Funds
(Cost: $2,089,530)		2,089,530

Total Investments
(Cost: $678,837,950)		1,027,217,609

Other Assets & Liabilities, Net		1,437,789

Net Assets		1,028,655,398

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at May 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	32,859,842	147,596,990	(178,367,302)	2,089,530	27,724	2,089,530

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	56,188,600	—	—	56,188,600

Consumer Staples	120,379,950	—	—	120,379,950

Energy	136,728,839	—	—	136,728,839

Financials	257,811,450	—	—	257,811,450

Health Care	106,959,250	—	—	106,959,250

Industrials	110,906,640	—	—	110,906,640

Information Technology	113,590,000	—	—	113,590,000

Materials	44,313,750	—	—	44,313,750

Telecommunication Services	41,529,600	—	—	41,529,600

Utilities	36,720,000	—	—	36,720,000

Total Common Stocks	1,025,128,079	—	—	1,025,128,079

Money Market Funds	2,089,530	—	—	2,089,530

Total Investments	1,027,217,609	—	—	1,027,217,609

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA SELECT LARGE-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $676,748,420)	$1,025,128,079

Affiliated issuers (identified cost $2,089,530)	2,089,530

Total investments (identified cost $678,837,950)	1,027,217,609

Receivable for:

Capital shares sold	1,379,843

Dividends	2,735,125

Prepaid expenses	658

Other assets	4,423

Total assets	1,031,337,658

Liabilities

Payable for:

Capital shares purchased	2,308,106

Investment management fees	19,250

Distribution and/or service fees	5,418

Transfer agent fees	202,103

Administration fees	1,618

Plan administration fees	4

Compensation of board members	32,224

Other expenses	113,537

Total liabilities	2,682,260

Net assets applicable to outstanding capital stock	$1,028,655,398

Represented by

Paid-in capital	$674,959,438

Undistributed net investment income	5,126,044

Accumulated net realized gain	190,257

Unrealized appreciation (depreciation) on:

Investments	348,379,659

Total — representing net assets applicable to outstanding capital stock	$1,028,655,398

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A

Net assets	$327,326,245

Shares outstanding	14,119,051

Net asset value per share	$23.18

Maximum offering price per share(a)	$24.59

Class B

Net assets	$1,532,278

Shares outstanding	71,201

Net asset value per share	$21.52

Class C

Net assets	$92,432,275

Shares outstanding	4,297,552

Net asset value per share	$21.51

Class I

Net assets	$140,960,296

Shares outstanding	5,897,726

Net asset value per share	$23.90

Class K

Net assets	$19,548

Shares outstanding	821

Net asset value per share(b)	$23.82

Class R

Net assets	$21,792,928

Shares outstanding	952,855

Net asset value per share	$22.87

Class R4

Net assets	$30,403,474

Shares outstanding	1,257,731

Net asset value per share	$24.17

Class R5

Net assets	$23,731,474

Shares outstanding	991,937

Net asset value per share	$23.92

Class W

Net assets	$41,455,212

Shares outstanding	1,797,299

Net asset value per share	$23.07

Class Y

Net assets	$2,581

Shares outstanding	107

Net asset value per share(b)	$24.23

Class Z

Net assets	$348,999,087

Shares outstanding	14,593,573

Net asset value per share	$23.91

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA SELECT LARGE-CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$21,821,823

Dividends — affiliated issuers	27,724

Total income	21,849,547

Expenses:

Investment management fees	6,698,053

Distribution and/or service fees

Class A	898,901

Class B	20,464

Class C	896,018

Class R	106,700

Class W	103,309

Transfer agent fees

Class A	640,490

Class B	3,685

Class C	157,364

Class K	9

Class R	37,617

Class R4	26,989

Class R5	4,045

Class W	72,871

Class Z	515,378

Administration fees	562,728

Plan administration fees

Class K	47

Compensation of board members	23,979

Custodian fees	8,101

Printing and postage fees	84,541

Registration fees	165,170

Professional fees	38,857

Other	30,939

Total expenses	11,096,255

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(189,566)

Expense reductions	(1,369)

Total net expenses	10,905,320

Net investment income	10,944,227

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	8,841,962

Net realized gain	8,841,962

Net change in unrealized appreciation (depreciation) on:

Investments	47,689,141

Net change in unrealized appreciation	47,689,141

Net realized and unrealized gain	56,531,103

Net increase in net assets resulting from operations	$67,475,330

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015(a)	Year Ended May 31, 2014
Operations

Net investment income	$10,944,227	$6,719,368

Net realized gain	8,841,962	14,881,962

Net change in unrealized appreciation	47,689,141	108,599,545

Net increase in net assets resulting from operations	67,475,330	130,200,875

Distributions to shareholders

Net investment income

Class A	(2,838,769)	(4,228,890)

Class B	(1,840)	(13,299)

Class C	(84,055)	(362,430)

Class I	(1,628,691)	(2,153,731)

Class K	(169)	(296)

Class R	(126,634)	(173,233)

Class R4	(118,155)	(119,794)

Class R5	(38,410)	(63,501)

Class W	(338,648)	(255,488)

Class Y	(30)	—

Class Z	(3,544,802)	(1,206,234)

Net realized gains

Class A	(5,649,887)	(6,957,529)

Class B	(35,240)	(50,431)

Class C	(1,610,254)	(1,374,410)

Class I	(2,193,214)	(2,705,976)

Class K	(299)	(449)

Class R	(359,366)	(351,301)

Class R4	(181,070)	(164,191)

Class R5	(53,530)	(81,663)

Class W	(673,997)	(421,576)

Class Y	(40)	—

Class Z	(5,432,325)	(1,669,498)

Total distributions to shareholders	(24,909,425)	(22,353,920)

Increase in net assets from capital stock activity	97,882,678	216,123,749

Total increase in net assets	140,448,583	323,970,704

Net assets at beginning of year	888,206,815	564,236,111

Net assets at end of year	$1,028,655,398	$888,206,815

Undistributed net investment income	$5,126,044	$2,902,020

(a)	Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA SELECT LARGE-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015(a)		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	5,927,887	134,871,137	7,661,307	158,175,071

Distributions reinvested	315,025	7,151,073	482,784	9,955,002

Redemptions	(12,306,109)	(281,538,218)	(3,728,544)	(75,643,954)

Net increase (decrease)	(6,063,197)	(139,516,008)	4,415,547	92,486,119

Class B shares

Subscriptions	4,379	91,928	17,412	334,378

Distributions reinvested	1,225	25,905	2,289	44,010

Redemptions(b)	(50,447)	(1,064,415)	(42,880)	(812,980)

Net decrease	(44,843)	(946,582)	(23,179)	(434,592)

Class C shares

Subscriptions	1,296,649	27,361,205	1,401,753	27,004,236

Distributions reinvested	51,795	1,094,425	55,050	1,058,052

Redemptions	(901,999)	(19,117,822)	(620,948)	(11,862,852)

Net increase	446,445	9,337,808	835,855	16,199,436

Class I shares

Subscriptions	14,054	326,925	161,892	3,372,851

Distributions reinvested	163,605	3,821,821	229,216	4,859,388

Redemptions	(702,734)	(16,542,455)	(860,028)	(18,266,510)

Net decrease	(525,075)	(12,393,709)	(468,920)	(10,034,271)

Class K shares

Distributions reinvested	17	393	22	450

Redemptions	—	—	(801)	(17,595)

Net increase (decrease)	17	393	(779)	(17,145)

Class R shares

Subscriptions	420,852	9,451,361	392,327	8,018,613

Distributions reinvested	7,524	168,699	7,710	157,051

Redemptions	(381,656)	(8,555,274)	(314,700)	(6,444,486)

Net increase	46,720	1,064,786	85,337	1,731,178

Class R4 shares

Subscriptions	1,137,867	26,830,142	421,596	8,892,317

Distributions reinvested	4,452	105,286	7,338	157,410

Redemptions	(241,162)	(5,701,154)	(146,511)	(3,228,427)

Net increase	901,157	21,234,274	282,423	5,821,300

Class R5 shares

Subscriptions	951,228	22,428,771	722,997	14,085,538

Distributions reinvested	3,847	90,023	6,733	142,952

Redemptions	(60,643)	(1,423,709)	(836,747)	(17,726,102)

Net increase (decrease)	894,432	21,095,085	(107,017)	(3,497,612)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015(a)		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class W shares

Subscriptions	278,483	6,311,280	1,985,282	41,701,037

Distributions reinvested	44,824	1,012,577	33,005	676,938

Redemptions	(359,976)	(8,170,397)	(191,906)	(4,077,228)

Net increase (decrease)	(36,669)	(846,540)	1,826,381	38,300,747

Class Y shares

Subscriptions	107	2,500	—	—

Net increase	107	2,500	—	—

Class Z shares

Subscriptions	12,205,090	288,223,455	4,254,548	90,619,341

Distributions reinvested	320,305	7,491,922	91,725	1,946,411

Redemptions	(4,111,501)	(96,864,706)	(800,984)	(16,997,163)

Net increase	8,413,894	198,850,671	3,545,289	75,568,589

Total net increase	4,032,988	97,882,678	10,390,937	216,123,749

(a)	Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended May 31,								Year Ended December 31,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$22.18		$19.05		$14.31		$14.12		$14.70		$12.31

Income from investment operations:

Net investment income	0.23		0.19		0.19		0.06		0.12		0.09

Net realized and unrealized gain (loss)	1.33		3.61		5.31		0.13		(0.28)		2.39

Total from investment operations	1.56		3.80		5.50		0.19		(0.16)		2.48

Less distributions to shareholders:

Net investment income	(0.19)		(0.26)		(0.21)		—		(0.09)		(0.04)

Net realized gains	(0.37)		(0.41)		(0.55)		—		(0.33)		(0.05)

Total distributions to shareholders	(0.56)		(0.67)		(0.76)		—		(0.42)		(0.09)

Net asset value, end of period	$23.18		$22.18		$19.05		$14.31		$14.12		$14.70

Total return	7.08%		20.20%		39.43%		1.35%		(1.01%)		20.21%

Ratios to average net assets(b)

Total gross expenses	1.20%		1.25	%(c)	1.34%		1.35	%(d)	1.28%		1.37%

Total net expenses(e)	1.18	%(f)	1.18	%(c)(f)	1.24	%(f)	1.25	%(d)	1.26	%(f)	1.37%

Net investment income	1.02%		0.92%		1.17%		0.89	%(d)	0.81%		0.66%

Supplemental data

Net assets, end of period (in thousands)	$327,326		$447,665		$300,415		$232,859		$243,514		$271,885

Portfolio turnover	4%		8%		18%		5%		14%		12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$20.62		$17.76		$13.36		$13.23		$13.81		$11.62

Income from investment operations:

Net investment income (loss)	0.05		0.03		0.06		0.01		0.00	(b)	(0.01)

Net realized and unrealized gain (loss)	1.24		3.35		4.96		0.12		(0.25)		2.25

Total from investment operations	1.29		3.38		5.02		0.13		(0.25)		2.24

Less distributions to shareholders:

Net investment income	(0.02)		(0.11)		(0.07)		—		—		—

Net realized gains	(0.37)		(0.41)		(0.55)		—		(0.33)		(0.05)

Total distributions to shareholders	(0.39)		(0.52)		(0.62)		—		(0.33)		(0.05)

Net asset value, end of period	$21.52		$20.62		$17.76		$13.36		$13.23		$13.81

Total return	6.30%		19.27%		38.42%		0.98%		(1.72%)		19.30%

Ratios to average net assets(c)

Total gross expenses	1.96%		2.00	%(d)	2.09%		2.10	%(e)	2.03%		2.14%

Total net expenses(f)	1.93	%(g)	1.93	%(d)(g)	1.99	%(g)	2.00	%(e)	2.01	%(g)	2.14%

Net investment income (loss)	0.25%		0.17%		0.42%		0.13	%(e)	0.02%		(0.10%)

Supplemental data

Net assets, end of period (in thousands)	$1,532		$2,393		$2,472		$2,635		$3,083		$5,138

Portfolio turnover	4%		8%		18%		5%		14%		12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$20.61		$17.75		$13.37		$13.24		$13.83		$11.63

Income from investment operations:

Net investment income (loss)	0.06		0.03		0.06		0.01		0.01		(0.01)

Net realized and unrealized gain (loss)	1.23		3.35		4.97		0.12		(0.27)		2.26

Total from investment operations	1.29		3.38		5.03		0.13		(0.26)		2.25

Less distributions to shareholders:

Net investment income	(0.02)		(0.11)		(0.10)		—		—		—

Net realized gains	(0.37)		(0.41)		(0.55)		—		(0.33)		(0.05)

Total distributions to shareholders	(0.39)		(0.52)		(0.65)		—		(0.33)		(0.05)

Net asset value, end of period	$21.51		$20.61		$17.75		$13.37		$13.24		$13.83

Total return	6.30%		19.28%		38.51%		0.98%		(1.80%)		19.37%

Ratios to average net assets(b)

Total gross expenses	1.95%		2.00	%(c)	2.09%		2.10	%(d)	2.03%		2.13%

Total net expenses(e)	1.93	%(f)	1.93	%(c)(f)	1.99	%(f)	2.00	%(d)	2.01	%(f)	2.13%

Net investment income (loss)	0.30%		0.17%		0.42%		0.15	%(d)	0.06%		(0.09%)

Supplemental data

Net assets, end of period (in thousands)	$92,432		$79,365		$53,515		$43,840		$44,484		$48,210

Portfolio turnover	4%		8%		18%		5%		14%		12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,						Year Ended December 31,
Class I	2015	2014		2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$22.84	$19.60		$14.69	$14.48		$15.07	$12.60

Income from investment operations:

Net investment income	0.34	0.28		0.27	0.09		0.19	0.15

Net realized and unrealized gain (loss)	1.37	3.71		5.47	0.12		(0.29)	2.47

Total from investment operations	1.71	3.99		5.74	0.21		(0.10)	2.62

Less distributions to shareholders:

Net investment income	(0.28)	(0.34)		(0.28)	—		(0.16)	(0.10)

Net realized gains	(0.37)	(0.41)		(0.55)	—		(0.33)	(0.05)

Total distributions to shareholders	(0.65)	(0.75)		(0.83)	—		(0.49)	(0.15)

Net asset value, end of period	$23.90	$22.84		$19.60	$14.69		$14.48	$15.07

Total return	7.55%	20.62%		40.13%	1.45%		(0.59%)	20.80%

Ratios to average net assets(b)

Total gross expenses	0.78%	0.80	%(c)	0.83%	0.86	%(d)	0.84%	0.92%

Total net expenses(e)	0.78%	0.78	%(c)	0.83%	0.85	%(d)	0.84%	0.92%

Net investment income	1.44%	1.32%		1.58%	1.29	%(d)	1.29%	1.13%

Supplemental data

Net assets, end of period (in thousands)	$140,960	$146,724		$135,066	$91,542		$107,682	$72,971

Portfolio turnover	4%	8%		18%	5%		14%	12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,						Year Ended December 31,
Class K	2015	2014		2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$22.78	$19.55		$14.66	$14.47		$15.06	$12.59

Income from investment operations:

Net investment income	0.27	0.21		0.22	0.07		0.14	0.11

Net realized and unrealized gain (loss)	1.35	3.71		5.45	0.12		(0.29)	2.47

Total from investment operations	1.62	3.92		5.67	0.19		(0.15)	2.58

Less distributions to shareholders:

Net investment income	(0.21)	(0.28)		(0.23)	—		(0.11)	(0.06)

Net realized gains	(0.37)	(0.41)		(0.55)	—		(0.33)	(0.05)

Total distributions to shareholders	(0.58)	(0.69)		(0.78)	—		(0.44)	(0.11)

Net asset value, end of period	$23.82	$22.78		$19.55	$14.66		$14.47	$15.06

Total return	7.17%	20.31%		39.69%	1.31%		(0.90%)	20.50%

Ratios to average net assets(b)

Total gross expenses	1.08%	1.09	%(c)	1.13%	1.14	%(d)	1.14%	1.21%

Total net expenses(e)	1.08%	1.07	%(c)	1.13%	1.13	%(d)	1.14%	1.21%

Net investment income	1.14%	1.02%		1.28%	1.02	%(d)	0.94%	0.83%

Supplemental data

Net assets, end of period (in thousands)	$20	$18		$31	$22		$22	$23

Portfolio turnover	4%	8%		18%	5%		14%	12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class R	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$21.89		$18.81		$14.15		$13.98		$14.55		$12.19

Income from investment operations:

Net investment income	0.18		0.14		0.15		0.04		0.08		0.05

Net realized and unrealized gain (loss)	1.30		3.56		5.24		0.13		(0.27)		2.37

Total from investment operations	1.48		3.70		5.39		0.17		(0.19)		2.42

Less distributions to shareholders:

Net investment income	(0.13)		(0.21)		(0.18)		—		(0.05)		(0.01)

Net realized gains	(0.37)		(0.41)		(0.55)		—		(0.33)		(0.05)

Total distributions to shareholders	(0.50)		(0.62)		(0.73)		—		(0.38)		(0.06)

Net asset value, end of period	$22.87		$21.89		$18.81		$14.15		$13.98		$14.55

Total return	6.82%		19.91%		39.09%		1.22%		(1.23%)		19.91%

Ratios to average net assets(b)

Total gross expenses	1.45%		1.50	%(c)	1.59%		1.60	%(d)	1.53%		1.66%

Total net expenses(e)	1.43	%(f)	1.43	%(c)(f)	1.49	%(f)	1.50	%(d)	1.51	%(f)	1.66%

Net investment income	0.80%		0.67%		0.95%		0.67	%(d)	0.55%		0.38%

Supplemental data

Net assets, end of period (in thousands)	$21,793		$19,835		$15,443		$10,773		$9,720		$11,594

Portfolio turnover	4%		8%		18%		5%		14%		12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$23.10		$19.81		$16.22

Income from investment operations:

Net investment income	0.35		0.25		0.17

Net realized and unrealized gain	1.33		3.76		4.24

Total from investment operations	1.68		4.01		4.41

Less distributions to shareholders:

Net investment income	(0.24)		(0.31)		(0.27)

Net realized gains	(0.37)		(0.41)		(0.55)

Total distributions to shareholders	(0.61)		(0.72)		(0.82)

Net asset value, end of period	$24.17		$23.10		$19.81

Total return	7.35%		20.51%		28.18%

Ratios to average net assets(b)

Total gross expenses	0.94%		1.00	%(c)	1.06	%(d)

Total net expenses(e)	0.93	%(f)	0.93	%(c)(f)	0.95	%(d)

Net investment income	1.46%		1.15%		1.62	%(d)

Supplemental data

Net assets, end of period (in thousands)	$30,403		$8,237		$1,469

Portfolio turnover	4%		8%		18%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,						Year Ended December 31,
Class R5	2015	2014		2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$22.87	$19.62		$14.71	$14.50		$15.09	$12.62

Income from investment operations:

Net investment income	0.37	0.25		0.28	0.09		0.18	0.15

Net realized and unrealized gain (loss)	1.32	3.74		5.44	0.12		(0.28)	2.46

Total from investment operations	1.69	3.99		5.72	0.21		(0.10)	2.61

Less distributions to shareholders:

Net investment income	(0.27)	(0.33)		(0.26)	—		(0.16)	(0.09)

Net realized gains	(0.37)	(0.41)		(0.55)	—		(0.33)	(0.05)

Total distributions to shareholders	(0.64)	(0.74)		(0.81)	—		(0.49)	(0.14)

Net asset value, end of period	$23.92	$22.87		$19.62	$14.71		$14.50	$15.09

Total return	7.45%	20.61%		39.96%	1.45%		(0.62%)	20.73%

Ratios to average net assets(b)

Total gross expenses	0.83%	0.85	%(c)	0.87%	0.89	%(d)	0.87%	0.98%

Total net expenses(e)	0.83%	0.81	%(c)	0.87%	0.88	%(d)	0.87%	0.98%

Net investment income	1.58%	1.20%		1.64%	1.31	%(d)	1.21%	1.09%

Supplemental data

Net assets, end of period (in thousands)	$23,731	$2,230		$4,014	$1,065		$1,731	$1,606

Portfolio turnover	4%	8%		18%	5%		14%	12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class W	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$22.07		$18.96		$14.24		$14.06		$14.66		$13.12

Income from investment operations:

Net investment income (loss)	0.24		0.19		0.19		0.06		0.14		(0.00	)(c)

Net realized and unrealized gain (loss)	1.32		3.59		5.28		0.12		(0.29)		1.68

Total from investment operations	1.56		3.78		5.47		0.18		(0.15)		1.68

Less distributions to shareholders:

Net investment income	(0.19)		(0.26)		(0.20)		—		(0.12)		(0.09)

Net realized gains	(0.37)		(0.41)		(0.55)		—		(0.33)		(0.05)

Total distributions to shareholders	(0.56)		(0.67)		(0.75)		—		(0.45)		(0.14)

Net asset value, end of period	$23.07		$22.07		$18.96		$14.24		$14.06		$14.66

Total return	7.12%		20.18%		39.38%		1.28%		(0.95%)		12.80%

Ratios to average net assets(d)

Total gross expenses	1.20%		1.26	%(e)	1.35%		1.35	%(f)	1.27%		2.30	%(f)

Total net expenses(g)	1.18	%(h)	1.18	%(e)(h)	1.25	%(h)	1.25	%(f)	1.25	%(h)	2.30	%(f)

Net investment income (loss)	1.04%		0.92%		1.19%		0.89	%(f)	0.97%		(0.11	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$41,455		$40,475		$144		$30,250		$29,913		$11,833

Portfolio turnover	4%		8%		18%		5%		14%		12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Ratios include line of credit interest expense which is less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$23.47

Income from investment operations:

Net investment income	0.26

Net realized and unrealized gain	1.15

Total from investment operations	1.41

Less distributions to shareholders:

Net investment income	(0.28)

Net realized gains	(0.37)

Total distributions to shareholders	(0.65)

Net asset value, end of period	$24.23

Total return	6.09%

Ratios to average net assets(b)

Total gross expenses	0.72	%(c)

Total net expenses(d)	0.72	%(c)

Net investment income	1.64	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover	4%

Notes to Financial Highlights

(a)	Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class Z	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$22.86		$19.61		$14.68		$14.48		$15.07		$13.48

Income from investment operations:

Net investment income	0.31		0.25		0.22		0.07		0.19		0.03

Net realized and unrealized gain (loss)	1.35		3.71		5.48		0.13		(0.30)		1.70

Total from investment operations	1.66		3.96		5.70		0.20		(0.11)		1.73

Less distributions to shareholders:

Net investment income	(0.24)		(0.30)		(0.22)		—		(0.15)		(0.09)

Net realized gains	(0.37)		(0.41)		(0.55)		—		(0.33)		(0.05)

Total distributions to shareholders	(0.61)		(0.71)		(0.77)		—		(0.48)		(0.14)

Net asset value, end of period	$23.91		$22.86		$19.61		$14.68		$14.48		$15.07

Total return	7.34%		20.50%		39.84%		1.38%		(0.68%)		12.88%

Ratios to average net assets(c)

Total gross expenses	0.95%		1.00	%(d)	1.09%		1.10	%(e)	1.02%		1.11	%(e)

Total net expenses(f)	0.93	%(g)	0.93	%(d)(g)	0.99	%(g)	1.00	%(e)	1.01	%(g)	1.11	%(e)

Net investment income	1.33%		1.17%		1.33%		1.12	%(e)	1.32%		0.87	%(e)

Supplemental data

Net assets, end of period (in thousands)	$348,999		$141,264		$51,667		$55,909		$63,277		$8

Portfolio turnover	4%		8%		18%		5%		14%		12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus. Class Y shares commenced operations on October 1, 2014.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

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COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

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COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.68% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board,

including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2015, other expenses paid by the Fund to this company were $2,668.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

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COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R	0.18
Class R4	0.16
Class R5	0.05
Class W	0.18
Class Z	0.17

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At May 31, 2015, the Fund’s total potential future obligation over the life of the Guaranty is $93,671. The liability remaining at May 31, 2015 for non-recurring charges associated with the lease amounted to $53,942 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $1,369.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $36,000 and $2,862,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $407,247 for Class A, $2,295 for Class B and $8,627 for Class C shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

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COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective October 1, 2014	Contractual Expense Cap Prior to October 1, 2014
Class A	1.18%	1.18%
Class B	1.93	1.93
Class C	1.93	1.93
Class I	0.79	0.79
Class K	1.09	1.09
Class R	1.43	1.43
Class R4	0.93	0.93
Class R5	0.84	0.84
Class W	1.18	1.18
Class Y	0.79	—
Class Z	0.93	0.93

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses and Trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2015 ($)	Year Ended May 31, 2014 ($)
Ordinary income	12,714,828	9,167,392
Long-term capital gains	12,194,597	13,186,528
Total	24,909,425	22,353,920

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,438,475
Undistributed long-term capital gains	5,891,887
Net unrealized appreciation	341,396,568

At May 31, 2015, the cost of investments for federal income tax purposes was $685,821,041 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$357,949,442
Unrealized depreciation	(16,552,874)
Net unrealized appreciation	$341,396,568

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $151,602,535 and $42,798,452, respectively, for the year ended May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the

Annual Report 2015	31

COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, two unaffiliated shareholders of record owned 36.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 26.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 9. Significant Risks

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration

32	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	33

COLUMBIA SELECT LARGE-CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Select Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large-Cap Value Fund (the “Fund,” a series of Columbia Funds Series Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

July 23, 2015

34	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$6,426,991

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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COLUMBIA SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

36	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Annual Report 2015	37

COLUMBIA SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

38	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Annual Report 2015	39

COLUMBIA SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

40	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Large-Cap Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund’s performance was acceptable.

Annual Report 2015	41

COLUMBIA SELECT LARGE-CAP VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

42	Annual Report 2015

COLUMBIA SELECT LARGE-CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	43

Columbia Select Large-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN216_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

PRESIDENT’S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the “About Us” tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■	Fund and strategy names

■	Established investment teams, philosophies and processes

■	Account services, features, servicing phone numbers and mailing addresses

■	Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children’s education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Seligman Communications and Information Fund (the Fund) Class A shares returned 31.04% excluding sales charges for the 12-month period that ended May 31, 2015.

■	The Fund outperformed its benchmark, the S&P North American Technology Sector Index, which returned 17.68% for the same time period.

■	An overweight in the semiconductor industry and strong stock selection across six of seven technology industries accounted for the Fund’s performance advantage relative to its benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	06/23/83
Excluding sales charges		31.04	16.41	12.56
Including sales charges		23.50	15.04	11.90
Class B	04/22/96
Excluding sales charges		31.03	15.95	11.91
Including sales charges		26.03	15.73	11.91
Class C	05/27/99
Excluding sales charges		30.05	15.53	11.72
Including sales charges		29.05	15.53	11.72
Class I*	08/03/09	31.58	16.91	12.84
Class K*	08/03/09	31.18	16.55	12.64
Class R	04/30/03	30.70	16.11	12.26
Class R4*	08/03/09	31.35	16.48	12.51
Class R5	11/30/01	31.54	16.85	13.03
Class Z*	09/27/10	31.36	16.71	12.71
S&P North American Technology Sector Index		17.68	17.19	10.43

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2005 — May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Communications and Information Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015	3

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Paul Wick

Shekhar Pramanick

Sanjay Devgan

Jeetil Patel*

Clark Westmont*

*Effective July 13, 2015, Ajay Diwan no longer serves as Portfolio Manager of the Fund. Effective July 13, 2015, Mr. Patel and Mr. Westmont were added as Portfolio Managers to the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2015)
Lam Research Corp.	8.9
Synopsys, Inc.	8.1
Broadcom Corp., Class A	6.8
Synaptics, Inc.	6.6
Apple, Inc.	5.9
Teradyne, Inc.	5.3
Maxim Integrated Products, Inc.	3.1
Qorvo, Inc.	3.0
Check Point Software Technologies Ltd.	2.9
Microsemi Corp.	2.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended May 31, 2015, Class A shares of Columbia Seligman Communications and Information Fund returned 31.04% excluding sales charges. The Fund outperformed its benchmark, the S&P North America Technology Sector Index, which returned 17.68% for the same time period. An overweight in the semiconductor industry and strong stock selection accounted for the Fund’s solid performance advantage relative to the benchmark. The Fund outperformed the benchmark in six of its seven technology segments.

Stocks Advanced in Volatile Environment

After a strong start, the pace of U.S. economic growth weakened during the 12-month period that ended May 31, 2015. A combination of factors whittled away at gross domestic product (GDP): another stormy winter in the Northeast and Midwest, a strong dollar, a widening trade deficit and declining oil prices. Manufacturing activity weakened somewhat, consumer confidence slipped near the end of the period and business investment declined, the latter mostly due to falling commodity prices. However, most of these setbacks appeared to be temporary as the labor market remained strong throughout the period and the housing market continued to recover. Home sales rose and pending sales also trended higher.

Against this backdrop, investors bid up stock prices. However, most of those gains were recorded in the first nine months of the period, as concerns about increased global tensions and uncertainty about the timing of a Federal Reserve (Fed) interest rate increase resulted in bouts of volatility that became more pronounced late in the period. The general expectation is for an increase in short-term interest rates sometime in 2015. Against this backdrop, mid- and large-company stocks edged out small-cap stocks while growth stocks outperformed value stocks by a comfortable margin.

Within the technology sector, semiconductor and software stocks led performance, while hardware stocks underperformed. During the period, the technology-heavy NASDAQ broke above 5,000 for the first time since March 2000. More reasonable business prospects and a more diversified mix of companies mark the NASDAQ components today compared to 15 years ago.

Contributors and Detractors

Favorable Fund positioning and strong stock selection contributed to the fiscal year’s solid results. The Fund was significantly overweight in the semiconductor industry, which was the year’s top technology performer. A modest overweight in software also aided gains relative to the benchmark. An underweight in communications equipment stocks, which underperformed, was an additional positive. In addition, stock selection within communications equipment resulted in a performance advantage relative to the benchmark.

Within the semiconductor industry, Skyworks Solutions, Synaptics and Broadcom were leading Fund contributors. All three stocks were overweight positions in the portfolio relative to the benchmark, which amplified the impact of their strong returns. Skyworks raised forward earnings guidance as the dollars spent by Apple and Samsung on the company’s amplifiers and filters, which are used in the smartphones of both manufacturers, increased. Stronger-than-expected smartphone sales also aided Skyworks’

4	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

results. Synaptics has carved out a dominant position in fingerprint recognition with its “swipe” sensor, which is embedded in smartphones and other devices. Last year’s acquisition of a Japanese rival led to an increase in overall sales. Broadcom shares rose near the end of the period after it announced that it was being acquired by Avago, which designs, develops and supplies a broad range of semiconductors worldwide. Avago was the semiconductor unit of Hewlett Packard, spun off to Agilent and then spun off on its own.

Within the software industry, an overweight in Synopsys and an out-of-benchmark position in Checkpoint Software were key positions. Synopsys delivered better-than-expected earnings early in the period and forward guidance that exceeded expectations, which aided its shares. The company provides engineers with software used to design, develop and test semiconductor chips. Checkpoint Software benefited from increased concerns about cybersecurity after a series of highly publicized data and security breaches. The company is a leader in security software. We also did well to underweight Oracle in the software sector, as the company experienced a weak year. An underweight in QUALCOMM and no exposure to Motorola in the communications equipment segment also aided performance, as it was a losing year for both stocks.

Technology hardware was the only industry in which the Fund underperformed the benchmark. Two things contributed to this result: 1) the Fund was underweight in Apple, which is the benchmark’s largest component. Apple benefited from a robust upgrade cycle, driven by the release of the next generation iPhone6 and a strong 2014 holiday selling season. The Fund’s underweight is a matter of risk control, given its outsized weight in the benchmark. The Fund is invested in other companies that stand to benefit from Apple’s strong product performance, most notably in the semiconductor industry. 2) Lack of exposure to Facebook in the internet industry and to Amazon in a technology-related segment of the consumer discretionary sector also hampered relative results.

Looking Ahead

At the end of the period, the Fund remained overweight in the semiconductor industry relative to the benchmark. The Fund is currently positioned with a focus on opportunities in the consolidating electronics industry and the “internet of things,” in which physical objects are embedded with electronics and sensors to enable connectivity and communication with other devices. We believe the semiconductor industry is less cyclical than it has been historically, given the trend to dedicated foundries and more disciplined inventory management. Design intensity is also increasing. In an environment of consolidation in the electronics industry, we have seen both acquirer and acquiring companies appreciate as cost synergies are realized. As always, we continue to adhere to our disciplined investment process, which relies on deep fundamental analysis to identify those companies that we believe have the best growth prospects, trade at attractive valuations and that have the potential to deliver solid investment returns over time.

Portfolio Breakdown (%) (at May 31, 2015)
Common Stocks	98.6
Convertible Preferred Stocks	0.1
Money Market Funds	1.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at May 31, 2015)
Consumer Discretionary	4.4
Financials	0.0	(a)
Health Care	0.2
Information Technology	95.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Equity Sub-Industry Breakdown (%) (at May 31, 2015)
Information Technology
Application Software	17.3
Communications Equipment	3.9
Data Processing & Outsourced Services	4.7
Home Entertainment Software	1.1
Internet Software & Services	3.9
Semiconductor Equipment	16.5
Semiconductors	33.2
Systems Software	6.5
Technology Hardware, Storage & Peripherals	8.3
Total	95.4

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2015	5

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,148.10	1,018.15	7.28	6.84	1.36
Class B	1,000.00	1,000.00	1,148.00	1,018.15	7.28	6.84	1.36
Class C	1,000.00	1,000.00	1,143.70	1,014.41	11.28	10.60	2.11
Class I	1,000.00	1,000.00	1,150.60	1,020.44	4.83	4.53	0.90
Class K	1,000.00	1,000.00	1,148.90	1,018.85	6.54	6.14	1.22
Class R	1,000.00	1,000.00	1,146.70	1,016.90	8.62	8.10	1.61
Class R4	1,000.00	1,000.00	1,149.40	1,019.40	5.95	5.59	1.11
Class R5	1,000.00	1,000.00	1,150.40	1,020.09	5.20	4.89	0.97
Class Z	1,000.00	1,000.00	1,149.60	1,019.40	5.95	5.59	1.11

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

6	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.5%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 4.3%
Diversified Consumer Services 1.0%

LifeLock, Inc.(a)	2,691,000	40,957,020

Internet & Catalog Retail 0.9%

Travelport Worldwide Ltd.	2,554,906	39,064,513

Media 2.1%

DIRECTV(a)	999,600	91,003,584

Specialty Retail 0.3%

GameStop Corp., Class A	348,800	15,141,408

Total Consumer Discretionary		186,166,525

FINANCIALS —%
Diversified Financial Services —%

Hanei Corp.(a)(b)(c)(d)	49,382	—

Total Financials		—

HEALTH CARE 0.2%
Health Care Technology 0.2%

Veeva Systems Inc., Class A(a)	316,500	8,583,480

Total Health Care		8,583,480

INFORMATION TECHNOLOGY 94.0%
Communications Equipment 3.8%

Arista Networks, Inc.(a)	847,700	59,262,707

Arris Group, Inc.(a)	58,815	1,941,483

Cisco Systems, Inc.	889,300	26,065,383

F5 Networks, Inc.(a)	614,600	77,249,074

Flashpoint Technology, Inc.(a)(b)(c)(d)	246,914	—

Total		164,518,647

Internet Software & Services 3.9%

Cornerstone OnDemand, Inc.(a)	317,200	9,874,436

Google, Inc., Class A(a)	126,600	69,037,512

Google, Inc., Class C(a)	128,351	68,296,851

HomeAway, Inc.(a)	450,300	12,639,921

Q2 Holdings, Inc.(a)	226,031	5,359,195

Total		165,207,915

IT Services 4.6%

Computer Sciences Corp.	605,700	41,551,020

Euronet Worldwide, Inc.(a)	173,600	10,381,280

Sabre Corp.	1,587,925	41,428,963

Vantiv, Inc., Class A(a)	505,114	20,204,560

Visa, Inc., Class A	1,205,500	82,793,740

Total		196,359,563

Semiconductors & Semiconductor Equipment 49.0%

Advanced Energy Industries, Inc.(a)(e)	2,419,406	69,001,459

Common Stocks (continued)
Issuer	Shares	Value ($)
Avago Technologies Ltd.	711,831	105,400,816

Broadcom Corp., Class A	5,048,700	287,018,595

Cavium, Inc.(a)	574,800	40,448,676

Lam Research Corp.	4,546,028	373,910,803

Lattice Semiconductor Corp.(a)(e)	10,128,477	63,404,266

Marvell Technology Group Ltd.	6,181,560	86,480,025

Mattson Technology, Inc.(a)(e)	6,665,101	25,993,894

Maxim Integrated Products, Inc.	3,694,300	129,559,101

Micron Technology, Inc.(a)	1,080,600	30,181,158

Microsemi Corp.(a)	3,289,396	119,701,121

NVIDIA Corp.	585,000	12,946,050

Qorvo, Inc.(a)	1,537,677	126,320,166

Skyworks Solutions, Inc.	899,126	98,328,419

Synaptics, Inc.(a)(e)	2,794,277	278,421,760

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	756,500	18,367,820

Teradyne, Inc.(e)	10,628,649	224,795,926

Total		2,090,280,055

Application Software 17.1%

King Digital Entertainment PLC	6,112,452	90,097,542

Mobileye NV(a)	1,754,893	82,620,362

Nuance Communications, Inc.(a)	2,463,194	41,554,083

Paycom Software, Inc.(a)	157,500	5,474,700

PTC, Inc.(a)	205,178	8,467,696

salesforce.com, inc.(a)	417,951	30,405,935

SolarWinds, Inc.(a)	1,466,917	69,605,212

Synopsys, Inc.(a)	6,846,992	341,596,431

Verint Systems, Inc.(a)	890,455	57,585,725

Total		727,407,686

Home Entertainment Software 1.1%

Activision Blizzard, Inc.	1,852,823	46,802,309

Total		46,802,309

Systems Software 6.4%

AVG Technologies NV(a)	901,200	22,097,424

Check Point Software Technologies Ltd.(a)	1,437,649	121,797,623

Fortinet, Inc.(a)	107,100	4,290,426

Red Hat, Inc.(a)	291,700	22,539,659

Rovi Corp.(a)	2,789,400	46,750,344

VMware, Inc., Class A(a)	655,873	57,270,831

Total		274,746,307

Technology Hardware, Storage & Peripherals 8.1%

Apple, Inc.	1,897,700	247,232,356

Electronics for Imaging, Inc.(a)	1,079,029	46,646,424

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)

Hewlett-Packard Co.	1,131,900	37,805,460

QLogic Corp.(a)	975,400	15,138,208

Total		346,822,448

Total Information Technology		4,012,144,930

Total Common Stocks
(Cost: $2,753,598,992)		4,206,894,935

Convertible Preferred Stocks 0.1%
INFORMATION TECHNOLOGY 0.1%
Technology Hardware, Storage & Peripherals 0.1%

Silver Peak Systems, Inc.(a)(c)(d)	2,620,545	2,227,463

Total		2,227,463

Total Information Technology		2,227,463

Total Convertible Preferred Stocks
(Cost: $10,041,774)		2,227,463

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.114%(e)(f)	55,210,807	55,210,807

Total Money Market Funds
(Cost: $55,210,807)		55,210,807

Total Investments
(Cost: $2,818,851,573)		4,264,333,205

Other Assets & Liabilities, Net		3,374,604

Net Assets		4,267,707,809

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	Negligible market value.

(c)	Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at May 31, 2015 was $2,227,463, which represents 0.05% of net assets. Information concerning such security holdings at May 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Flashpoint Technology, Inc.	09/10/1999	1,000,844

Hanei Corp.	09/10/1999	—

Silver Peak Systems, Inc.	01/14/2008	10,041,774

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2015, the value of these securities amounted to $2,227,463, which represents 0.05% of net assets.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,035,079	1,120,228,177	(1,071,052,449)	—	55,210,807	76,277	55,210,807

Advanced Energy Industries, Inc.*	—	51,047,540	—	—	51,047,540	—	69,001,459

Lattice Semiconductor Corp.*	19,800,637	44,866,056	—	—	64,666,693	—	63,404,266

Mattson Technology, Inc.*	4,171,931	16,318,073	(652,409)	(209,331)	19,628,264	—	25,993,894

Spansion, Inc., Class A*	68,991,664	1,809,941	(145,787,635)	74,986,030	—	—	—

Synaptics, Inc.	125,627,871	80,319,817	(91,856,175)	22,961,277	137,052,790	—	278,421,760

Synopsys, Inc.*	179,203,785	30,930,268	(66,918,539)	16,149,271	159,364,785	—	341,596,431
Teradyne, Inc.*	183,634,319	16,455,257	(36,951,095)	3,328,860	166,467,341	2,679,903	224,795,926

Total	587,465,286	1,361,975,129	(1,413,218,302)	117,216,107	653,438,220	2,756,180	1,058,424,543

*	Issuer was not an affiliate for the entire period ended May 31, 2015.

(f)	The rate shown is the seven-day current annualized yield at May 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments

Common Stocks

Consumer Discretionary	186,166,525	—	—		186,166,525

Financials	—	—	0	(a)	0	(a)

Health Care	8,583,480	—	—		8,583,480

Information Technology	4,012,144,930	—	0	(a)	4,012,144,930

Total Common Stocks	4,206,894,935	—	—		4,206,894,935

Convertible Preferred Stocks

Information Technology	—	—	2,227,463		2,227,463

Money Market Funds	55,210,807	—	—		55,210,807

Total Investments	4,262,105,742	—	2,227,463		4,264,333,205

(a)	Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks and convertible preferred stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the company’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the company’s capital balance.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,324,778,138)	$3,547,505,093

Affiliated issuers (identified cost $494,073,435)	716,828,112

Total investments (identified cost $2,818,851,573)	4,264,333,205

Receivable for:

Investments sold	52,879,164

Capital shares sold	3,724,285

Dividends	2,753,502

Prepaid expenses	1,640

Total assets	4,323,691,796

Liabilities

Payable for:

Investments purchased	50,518,024

Capital shares purchased	3,191,638

Investment management fees	98,672

Distribution and/or service fees	43,685

Transfer agent fees	820,350

Administration fees	5,710

Plan administration fees	9

Compensation of board members	133,910

Other expenses	1,171,989

Total liabilities	55,983,987

Net assets applicable to outstanding capital stock	$4,267,707,809

Represented by

Paid-in capital	$2,526,357,434

Undistributed net investment income	547,681

Accumulated net realized gain	295,321,062

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	1,222,726,955

Investments — affiliated issuers	222,754,677

Total — representing net assets applicable to outstanding capital stock	$4,267,707,809

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A

Net assets	$2,980,017,039

Shares outstanding	47,341,366

Net asset value per share	$62.95

Maximum offering price per share(a)	$66.79

Class B

Net assets	$22,356,466

Shares outstanding	462,768

Net asset value per share	$48.31

Class C

Net assets	$815,272,837

Shares outstanding	16,967,315

Net asset value per share	$48.05

Class I

Net assets	$3,653

Shares outstanding	54

Net asset value per share(b)	$67.48

Class K

Net assets	$48,892

Shares outstanding	737

Net asset value per share(b)	$66.36

Class R

Net assets	$53,583,418

Shares outstanding	883,064

Net asset value per share	$60.68

Class R4

Net assets	$22,487,496

Shares outstanding	365,534

Net asset value per share	$61.52

Class R5

Net assets	$35,421,722

Shares outstanding	526,283

Net asset value per share	$67.31

Class Z

Net assets	$338,516,286

Shares outstanding	5,045,574

Net asset value per share	$67.09

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$26,911,762

Dividends — affiliated issuers	2,756,180

Foreign taxes withheld	(9,056)

Total income	29,658,886

Expenses:

Investment management fees	31,947,356

Distribution and/or service fees

Class A	6,640,950

Class B	61,914

Class C	7,260,471

Class R	238,137

Transfer agent fees

Class A	4,850,957

Class B	45,008

Class C	1,326,155

Class K	31

Class R	87,022

Class R4	28,034

Class R5	13,957

Class Z	488,983

Administration fees	1,879,754

Plan administration fees

Class K	154

Compensation of board members	64,736

Custodian fees	33,511

Printing and postage fees	297,983

Registration fees	155,102

Professional fees	59,260

Other	212,102

Total expenses	55,691,577

Expense reductions	(18,664)

Total net expenses	55,672,913

Net investment loss	(26,014,027)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	448,182,658

Investments — affiliated issuers	117,216,107

Foreign currency translations	27,058

Net realized gain	565,425,823

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	503,559,003

Investments — affiliated issuers	(15,552,807)

Foreign currency translations	(180)

Net change in unrealized appreciation	488,006,016

Net realized and unrealized gain	1,053,431,839

Net increase in net assets resulting from operations	$1,027,417,812

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015	Year Ended May 31, 2014
Operations

Net investment loss	$(26,014,027)	$(22,694,055)

Net realized gain	565,425,823	383,972,944

Net change in unrealized appreciation	488,006,016	312,445,077

Net increase in net assets resulting from operations	1,027,417,812	673,723,966

Distributions to shareholders

Net realized gains

Class A	(306,529,506)	(37,998,585)

Class B	(3,604,514)	(614,441)

Class C	(98,327,154)	(12,800,540)

Class I	(402)	(114)

Class K	(4,223)	(14,308)

Class R	(5,664,152)	(704,130)

Class R4	(1,711,256)	(35,744)

Class R5	(2,953,391)	(394,680)

Class Z	(31,023,422)	(2,686,982)

Total distributions to shareholders	(449,818,020)	(55,249,524)

Increase (decrease) in net assets from capital stock activity	233,690,427	(484,846,719)

Total increase in net assets	811,290,219	133,627,723

Net assets at beginning of year	3,456,417,590	3,322,789,867

Net assets at end of year	$4,267,707,809	$3,456,417,590

Undistributed net investment income	$547,681	$741,021

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	3,668,239	210,468,976	2,424,033	118,883,324

Distributions reinvested	5,054,132	275,905,100	707,327	34,036,587

Redemptions	(7,186,799)	(414,166,263)	(10,882,777)	(530,318,027)

Net increase (decrease)	1,535,572	72,207,813	(7,751,417)	(377,398,116)

Class B shares

Subscriptions	15,430	654,430	6,463	251,562

Distributions reinvested	68,172	2,856,405	12,602	481,664

Redemptions(a)	(270,254)	(12,079,325)	(397,660)	(15,394,320)

Net decrease	(186,652)	(8,568,490)	(378,595)	(14,661,094)

Class C shares

Subscriptions	1,128,348	49,569,036	483,260	18,542,231

Distributions reinvested	1,935,632	80,948,037	274,971	10,440,632

Redemptions	(1,829,247)	(81,707,140)	(2,696,582)	(103,851,503)

Net increase (decrease)	1,234,733	48,809,933	(1,938,351)	(74,868,640)

Class I shares

Redemptions	—	—	(91)	(5,200)

Net increase (decrease)	—	—	(91)	(5,200)

Class K shares

Subscriptions	1,164	69,672	1,231	61,723

Distributions reinvested	67	3,832	281	14,195

Redemptions	(2,367)	(141,477)	(20,211)	(1,083,337)

Net decrease	(1,136)	(67,973)	(18,699)	(1,007,419)

Class R shares

Subscriptions	340,459	18,939,538	237,629	11,197,953

Distributions reinvested	93,301	4,916,054	12,620	588,086

Redemptions	(364,947)	(20,212,299)	(374,515)	(17,833,718)

Net increase (decrease)	68,813	3,643,293	(124,266)	(6,047,679)

Class R4 shares

Subscriptions	168,503	9,494,563	322,083	16,077,303

Distributions reinvested	8,421	448,759	756	35,625

Redemptions	(79,162)	(4,390,154)	(68,400)	(3,257,450)

Net increase	97,762	5,553,168	254,439	12,855,478

Class R5 shares

Subscriptions	254,569	15,636,055	327,239	16,536,623

Distributions reinvested	44,986	2,621,306	5,849	298,547

Redemptions	(201,354)	(12,591,641)	(269,702)	(14,175,770)

Net increase	98,201	5,665,720	63,386	2,659,400

Class Z shares

Subscriptions	2,145,938	131,654,680	797,641	41,097,680

Distributions reinvested	392,614	22,818,712	34,265	1,744,426

Redemptions	(783,359)	(48,026,429)	(1,348,259)	(69,215,555)

Net increase (decrease)	1,755,193	106,446,963	(516,353)	(26,373,449)

Total net increase (decrease)	4,602,486	233,690,427	(10,409,947)	(484,846,719)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended May 31,								Year Ended December 31,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$54.27		$45.03		$42.89		$40.80		$44.71		$38.78

Income from investment operations:

Net investment loss	(0.33)		(0.27)		(0.29)		(0.14)		(0.29)		(0.29)

Net realized and unrealized gain (loss)	16.09		10.29		5.15		2.17		(1.88)		6.20

Increase from payment by affiliate	—		—		—		—		0.01		0.01

Total from investment operations	15.76		10.02		4.86		2.03		(2.16)		5.92

Less distributions to shareholders:

Net realized gains	(7.08)		(0.78)		(2.72)		—		(1.75)		—

Total distributions to shareholders	(7.08)		(0.78)		(2.72)		—		(1.75)		—

Proceeds from regulatory settlements	—		—		—		0.06		—		0.01

Net asset value, end of period	$62.95		$54.27		$45.03		$42.89		$40.80		$44.71

Total return	31.04%		22.48%		11.87%		5.12	%(b)	(4.86	%)(c)	15.29	%(d)(e)

Ratios to average net assets(f)

Total gross expenses	1.35%		1.41	%(g)	1.37	%(g)	1.34	%(h)	1.35	%(g)	1.36%

Total net expenses(i)	1.35	%(j)	1.41	%(g)(j)	1.37	%(g)(j)	1.34	%(h)	1.35	%(g)(j)	1.36%

Net investment loss	(0.57%)		(0.55%)		(0.66%)		(0.72	%)(h)	(0.65%)		(0.72%)

Supplemental data

Net assets, end of period (in thousands)	$2,980,017		$2,486,060		$2,411,838		$2,573,957		$2,536,229		$3,066,071

Portfolio turnover	61%		48%		61%		38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(g)	Ratios include line of credit interest expense which is less than 0.01%.

(h)	Annualized.

(i)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$43.10		$35.91		$34.89		$33.29		$37.09		$32.42

Income from investment operations:

Net investment loss	(0.26)		(0.21)		(0.39)		(0.23)		(0.52)		(0.49)

Net realized and unrealized gain (loss)	12.55		8.18		4.13		1.78		(1.53)		5.14

Increase from payment by affiliate	—		—		—		—		0.00	(b)	0.01

Total from investment operations	12.29		7.97		3.74		1.55		(2.05)		4.66

Less distributions to shareholders:

Net realized gains	(7.08)		(0.78)		(2.72)		—		(1.75)		—

Total distributions to shareholders	(7.08)		(0.78)		(2.72)		—		(1.75)		—

Proceeds from regulatory settlements	—		—		—		0.05		—		0.01

Net asset value, end of period	$48.31		$43.10		$35.91		$34.89		$33.29		$37.09

Total return	31.03%		22.48%		11.39%		4.81	%(c)	(5.57	%)(d)	14.40	%(e)(f)

Ratios to average net assets(g)

Total gross expenses	1.35%		1.41	%(h)(i)	1.83	%(h)(i)	2.10	%(j)	2.10	%(h)	2.11%

Total net expenses(k)	1.35	%(l)	1.41	%(h)(l)	1.83	%(h)(l)	2.10	%(j)	2.10	%(h)(l)	2.11%

Net investment loss	(0.57%)		(0.54%)		(1.13%)		(1.47	%)(j)	(1.40%)		(1.48%)

Supplemental data

Net assets, end of period (in thousands)	$22,356		$27,991		$36,917		$49,373		$54,282		$85,897

Portfolio turnover	61%		48%		61%		38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(g)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(h)	Ratios include line of credit interest expense which is less than 0.01%.

(i)	Gross expense ratio has been revised to conform to current year presentation.

(j)	Annualized.

(k)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(l)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$42.68		$35.83		$34.91		$33.32		$37.12		$32.44

Income from investment operations:

Net investment loss	(0.59)		(0.50)		(0.49)		(0.23)		(0.51)		(0.49)

Net realized and unrealized gain (loss)	12.45		8.13		4.13		1.77		(1.54)		5.15

Increase from payment by affiliate	—		—		—		—		0.00	(b)	0.01

Total from investment operations	11.86		7.63		3.64		1.54		(2.05)		4.67

Less distributions to shareholders:

Net realized gains	(6.49)		(0.78)		(2.72)		—		(1.75)		—

Total distributions to shareholders	(6.49)		(0.78)		(2.72)		—		(1.75)		—

Proceeds from regulatory settlements	—		—		—		0.05		—		0.01

Net asset value, end of period	$48.05		$42.68		$35.83		$34.91		$33.32		$37.12

Total return	30.05%		21.57%		11.06%		4.77	%(c)	(5.56	%)(d)	14.43	%(e)(f)

Ratios to average net assets(g)

Total gross expenses	2.10%		2.16	%(h)	2.12	%(h)	2.09	%(i)	2.10	%(h)	2.11%

Total net expenses(j)	2.10	%(k)	2.16	%(h)(k)	2.12	%(h)(k)	2.09	%(i)	2.10	%(h)(k)	2.11%

Net investment loss	(1.31%)		(1.30%)		(1.41%)		(1.47	%)(i)	(1.40%)		(1.48%)

Supplemental data

Net assets, end of period (in thousands)	$815,273		$671,468		$633,180		$668,588		$670,843		$767,800

Portfolio turnover	61%		48%		61%		38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(g)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(h)	Ratios include line of credit interest expense which is less than 0.01%.

(i)	Annualized.

(j)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(k)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,							Year Ended December 31,
Class I	2015	2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$57.80	$47.70		$45.08		$42.82		$46.62		$40.29

Income from investment operations:

Net investment loss	(0.08)	(0.06)		(0.11)		(0.06)		(0.20)		(0.13)

Net realized and unrealized gain (loss)	17.18	10.94		5.45		2.26		(1.86)		6.44

Increase from payment by affiliate	—	—		—		—		0.01		0.01

Total from investment operations	17.10	10.88		5.34		2.20		(2.05)		6.32

Less distributions to shareholders:

Net realized gains	(7.42)	(0.78)		(2.72)		—		(1.75)		—

Total distributions to shareholders	(7.42)	(0.78)		(2.72)		—		(1.75)		—

Proceeds from regulatory settlements	—	—		—		0.06		—		0.01

Net asset value, end of period	$67.48	$57.80		$47.70		$45.08		$42.82		$46.62

Total return	31.58%	23.03%		12.37%		5.28	%(b)	(4.43	%)(c)	15.71	%(d)(e)

Ratios to average net assets(f)

Total gross expenses	0.91%	0.97	%(g)	0.94	%(g)	0.92	%(h)	0.90	%(g)	0.96%

Total net expenses(i)	0.91%	0.97	%(g)	0.94	%(g)	0.92	%(h)	0.90	%(g)	0.96%

Net investment loss	(0.12%)	(0.11%)		(0.23%)		(0.30	%)(h)	(0.41%)		(0.31%)

Supplemental data

Net assets, end of period (in thousands)	$4	$3		$7		$7		$6		$55,590

Portfolio turnover	61%	48%		61%		38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(g)	Ratios include line of credit interest expense which is less than 0.01%.

(h)	Annualized.

(i)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,							Year Ended December 31,
Class K	2015	2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$56.90	$47.12		$44.69		$42.50		$46.42		$40.24

Income from investment operations:

Net investment loss	(0.33)	(0.22)		(0.24)		(0.12)		(0.25)		(0.24)

Net realized and unrealized gain (loss)	16.97	10.78		5.39		2.25		(1.93)		6.40

Increase from payment by affiliate	—	—		—		—		0.01		0.01

Total from investment operations	16.64	10.56		5.15		2.13		(2.17)		6.17

Less distributions to shareholders:

Net realized gains	(7.18)	(0.78)		(2.72)		—		(1.75)		—

Total distributions to shareholders	(7.18)	(0.78)		(2.72)		—		(1.75)		—

Proceeds from regulatory settlements	—	—		—		0.06		—		0.01

Net asset value, end of period	$66.36	$56.90		$47.12		$44.69		$42.50		$46.42

Total return	31.18%	22.63%		12.04%		5.15	%(b)	(4.71	%)(c)	15.36	%(d)(e)

Ratios to average net assets(f)

Total gross expenses	1.24%	1.27	%(g)	1.24	%(g)	1.23	%(h)	1.23	%(g)	1.26%

Total net expenses(i)	1.24%	1.27	%(g)	1.24	%(g)	1.23	%(h)	1.23	%(g)	1.26%

Net investment loss	(0.54%)	(0.44%)		(0.53%)		(0.60	%)(h)	(0.54%)		(0.58%)

Supplemental data

Net assets, end of period (in thousands)	$49	$107		$969		$1,172		$1,061		$507

Portfolio turnover	61%	48%		61%		38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(g)	Ratios include line of credit interest expense which is less than 0.01%.

(h)	Annualized.

(i)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class R	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$52.49		$43.69		$41.78		$39.79		$43.75		$38.09

Income from investment operations:

Net investment loss	(0.46)		(0.38)		(0.39)		(0.18)		(0.39)		(0.41)

Net realized and unrealized gain (loss)	15.53		9.96		5.02		2.12		(1.83)		6.05

Increase from payment by affiliate	—		—		—		—		0.01		0.01

Total from investment operations	15.07		9.58		4.63		1.94		(2.21)		5.65

Less distributions to shareholders:

Net realized gains	(6.88)		(0.78)		(2.72)		—		(1.75)		—

Total distributions to shareholders	(6.88)		(0.78)		(2.72)		—		(1.75)		—

Proceeds from regulatory settlements	—		—		—		0.05		—		0.01

Net asset value, end of period	$60.68		$52.49		$43.69		$41.78		$39.79		$43.75

Total return	30.70%		22.16%		11.63%		5.00	%(b)	(5.08	%)(c)	14.86	%(d)(e)

Ratios to average net assets(f)

Total gross expenses	1.60%		1.66	%(g)	1.62	%(g)	1.59	%(h)	1.60	%(g)	1.70%

Total net expenses(i)	1.60	%(j)	1.66	%(g)(j)	1.62	%(g)(j)	1.59	%(h)	1.60	%(g)(j)	1.70%

Net investment loss	(0.82%)		(0.80%)		(0.92%)		(0.98	%)(h)	(0.90%)		(1.06%)

Supplemental data

Net assets, end of period (in thousands)	$53,583		$42,742		$41,000		$41,829		$43,815		$47,554

Portfolio turnover	61%		48%		61%		38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(g)	Ratios include line of credit interest expense which is less than 0.01%.

(h)	Annualized.

(i)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class R4	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$53.23		$44.08		$42.00		$39.98		$43.89		$38.13

Income from investment operations:

Net investment loss	(0.18)		(0.17)		(0.30)		(0.16)		(0.38)		(0.35)

Net realized and unrealized gain (loss)	15.75		10.10		5.10		2.13		(1.79)		6.09

Increase from payment by affiliate	—		—		—		—		0.01		0.01

Total from investment operations	15.57		9.93		4.80		1.97		(2.16)		5.75

Less distributions to shareholders:

Net realized gains	(7.28)		(0.78)		(2.72)		—		(1.75)		—

Total distributions to shareholders	(7.28)		(0.78)		(2.72)		—		(1.75)		—

Increase from payment by affiliate	—		—		—		0.05		—		0.01

Net asset value, end of period	$61.52		$53.23		$44.08		$42.00		$39.98		$43.89

Total return	31.35%		22.76%		11.99%		5.05	%(b)	(4.95	%)(c)	15.11	%(d)(e)

Ratios to average net assets(f)

Total gross expenses	1.11%		1.16	%(g)	1.22	%(g)	1.48	%(h)	1.47	%(g)	1.51%

Total net expenses(i)	1.11	%(j)	1.16	%(g)(j)	1.22	%(g)	1.48	%(h)	1.47	%(g)	1.51%

Net investment loss	(0.31%)		(0.35%)		(0.71%)		(0.85	%)(h)	(0.85%)		(0.90%)

Supplemental data

Net assets, end of period (in thousands)	$22,487		$14,254		$588		$26		$23		$96

Portfolio turnover	61%		48%		61%		38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(g)	Ratios include line of credit interest expense which is less than 0.01%.

(h)	Annualized.

(i)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,							Year Ended December 31,
Class R5	2015	2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$57.65	$47.61		$45.03		$42.77		$46.60		$40.28

Income from investment operations:

Net investment loss	(0.11)	(0.10)		(0.13)		(0.07)		(0.12)		(0.15)

Net realized and unrealized gain (loss)	17.15	10.92		5.43		2.27		(1.97)		6.45

Increase from payment by affiliate	—	—		—		—		0.01		0.01

Total from investment operations	17.04	10.82		5.30		2.20		(2.08)		6.31

Less distributions to shareholders:

Net realized gains	(7.38)	(0.78)		(2.72)		—		(1.75)		—

Total distributions to shareholders	(7.38)	(0.78)		(2.72)		—		(1.75)		—

Proceeds from regulatory settlements	—	—		—		0.06		—		0.01

Net asset value, end of period	$67.31	$57.65		$47.61		$45.03		$42.77		$46.60

Total return	31.54%	22.94%		12.29%		5.28	%(b)	(4.49	%)(c)	15.69	%(d)(e)

Ratios to average net assets(f)

Total gross expenses	0.97%	1.03	%(g)	0.99	%(g)	0.98	%(h)	0.97	%(g)	1.00%

Total net expenses(i)	0.97%	1.03	%(g)	0.99	%(g)	0.98	%(h)	0.97	%(g)	1.00%

Net investment loss	(0.17%)	(0.19%)		(0.28%)		(0.35	%)(h)	(0.27%)		(0.37%)

Supplemental data

Net assets, end of period (in thousands)	$35,422	$24,681		$17,365		$18,085		$16,922		$18,414

Portfolio turnover	61%	48%		61%		38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(g)	Ratios include line of credit interest expense which is less than 0.01%.

(h)	Annualized.

(i)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class Z	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$57.47		$47.53		$45.01		$42.77		$46.62		$41.62

Income from investment operations:

Net investment loss	(0.19)		(0.15)		(0.19)		(0.09)		(0.15)		(0.06)

Net realized and unrealized gain (loss)	17.09		10.87		5.43		2.27		(1.96)		5.05

Increase from payment by affiliate	—		—		—		—		0.01		0.01

Total from investment operations	16.90		10.72		5.24		2.18		(2.10)		5.00

Less distributions to shareholders:

Net realized gains	(7.28)		(0.78)		(2.72)		—		(1.75)		—

Total distributions to shareholders	(7.28)		(0.78)		(2.72)		—		(1.75)		—

Proceeds from regulatory settlements	—		—		—		0.06		—		—

Net asset value, end of period	$67.09		$57.47		$47.53		$45.01		$42.77		$46.62

Total return	31.36%		22.77%		12.16%		5.24	%(c)	(4.53	%)(d)	12.01	%(e)

Ratios to average net assets(f)

Total gross expenses	1.10%		1.16	%(g)	1.12	%(g)	1.09	%(h)	1.09	%(g)	1.13	%(h)

Total net expenses(i)	1.10	%(j)	1.16	%(g)(j)	1.12	%(g)(j)	1.09	%(h)	1.09	%(g)(j)	1.13	%(h)

Net investment loss	(0.31%)		(0.30%)		(0.41%)		(0.45	%)(h)	(0.33%)		(0.50	%)(h)

Supplemental data

Net assets, end of period (in thousands)	$338,516		$189,112		$180,926		$235,749		$148,571		$679

Portfolio turnover	61%		48%		61%		38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(g)	Ratios include line of credit interest expense which is less than 0.01%.

(h)	Annualized.

(i)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2015	25

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

26	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.85% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board,

Annual Report 2015	27

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2015, other expenses paid by the Fund to this company were $6,868.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R	0.18
Class R4	0.18
Class R5	0.05
Class Z	0.18

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At May 31, 2015, the Fund’s total potential future obligation over the life of the Guaranty is $1,771,610. The liability remaining at May 31, 2015 for non-recurring charges associated with the lease amounted to $1,020,135 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $18,664.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

28	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $18,230,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced. There were no unreimbursed distribution expenses for Class B shares, therefore this class did not pay any distribution fees during the reporting period.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,395,863 for Class A, $9,204 for Class B, and $7,711 for Class C shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective October 1, 2014	Contractual Expense Cap Prior to October 1, 2014
Class A	1.45%	1.45%
Class B	2.20	2.20
Class C	2.20	2.20
Class I	1.07	1.07
Class K	1.37%	1.37%
Class R	1.70	1.70
Class R4	1.20	1.20
Class R5	1.12	1.12
Class Z	1.20	1.20

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. The voluntary expense cap includes distribution and shareholder services fees. As discussed above, to the extent distribution and/or shareholder services expenses incurred by the Distributor have been fully recovered, the distribution and/or shareholder services fee is not charged to the share class.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2015	29

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

At May 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$25,820,687
Accumulated net realized gain	(25,820,687)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2015 ($)	Year Ended May 31, 2014 ($)
Ordinary income	$87,124,471	$—
Long-term capital gains	362,693,549	55,249,524
Total	$449,818,020	$55,249,524

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$44,313,628
Undistributed long-term capital gains	253,907,711
Net unrealized appreciation	1,443,259,748

At May 31, 2015, the cost of investments for federal income tax purposes was $2,821,073,457 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,484,992,189
Unrealized depreciation	(41,732,441)
Net unrealized appreciation	$1,443,259,748

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,260,544,039 and $2,547,095,578, respectively, for the year ended May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, one unaffiliated shareholder of record owned 11.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 6.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit

30	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Technology and Technology-related Investment Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the technology and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	31

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Seligman Communications and Information Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Seligman Communications and Information Fund (the “Fund,” a series of Columbia Funds Series Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

July 23, 2015

32	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	42.17%
Dividends Received Deduction	38.85%
Capital Gain Dividend	$472,740,378

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015	33

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

34	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Annual Report 2015	35

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

36	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Annual Report 2015	37

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

38	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Communications and Information Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund’s performance was acceptable.

Annual Report 2015	39

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

40	Annual Report 2015

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	41

Columbia Seligman Communications and Information Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN219_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies.

Contact us for more current data.

**	Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

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*	Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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PRESIDENT’S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the “About Us” tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■	Fund and strategy names

■	Established investment teams, philosophies and processes

■	Account services, features, servicing phone numbers and mailing addresses

■	Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children’s education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Select Smaller-Cap Value Fund (the Fund) Class A shares returned 11.21% excluding sales charges for the 12-month period that ended May 31, 2015.

■	The Fund considerably outpaced its benchmark, the Russell 2000 Value Index, which returned 5.10% for the same 12-month period.

■

Strong, broad-based security selection, especially in the consumer discretionary, industrials and financials sectors, and an overweight in the top-performing health care sector drove the Fund’s performance advantage over its benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	04/25/97
Excluding sales charges		11.21	15.93	9.43
Including sales charges		4.83	14.57	8.79
Class B	04/25/97
Excluding sales charges		10.36	15.07	8.61
Including sales charges		5.56	14.84	8.61
Class C	05/27/99
Excluding sales charges		10.35	15.06	8.62
Including sales charges		9.39	15.06	8.62
Class I*	08/03/09	11.70	16.49	9.74
Class K*	08/03/09	11.39	16.15	9.55
Class R	04/30/03	10.87	15.62	9.14
Class R4*	11/08/12	11.45	16.08	9.50
Class R5	11/30/01	11.65	16.41	9.98
Class Y*	10/01/14	11.43	15.98	9.46
Class Z*	09/27/10	11.44	16.21	9.56
Russell 2000 Value Index		5.10	12.70	7.32

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	3

COLUMBIA SELECT SMALLER-CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2005 — May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended May 31, 2015, the Fund’s Class A shares returned 11.21% excluding sales charges. The Fund considerably outpaced its benchmark, the Russell 2000 Value Index, which returned 5.10% over the same period. Strong, broad-based security selection, especially in the consumer discretionary, industrials and financials sectors, and positioning in health care were the biggest drivers of outperformance. The Fund’s concentrated portfolio targets 35-40 small companies in which we have a high level of conviction that the potential for accelerated earnings growth exceeds market expectations.

Stocks Advanced in Volatile Market

After a strong start, the pace of U.S. economic growth weakened during the 12-month period that ended May 31, 2015. A combination of factors whittled away at gross domestic product (GDP): another stormy winter in the Northeast and Midwest, a strong dollar, a widening trade deficit and sharply declining oil prices. Manufacturing activity weakened somewhat, consumer confidence slipped late in the period and business investment declined, the latter mostly due to falling commodity prices. However, most of these setbacks appeared to be temporary, given the monthly addition of on average 255,000 new jobs to the U.S. workforce and evidence of positive home sales trends.

Against this backdrop, investors bid up stock prices, with most of the gains coming in the first nine months of the period. Mounting concern about global tensions and uncertainty about the timing of a Federal Reserve (Fed) interest rate increase led to rising volatility later in the period. For the year, large- and mid-cap stocks edged out small-cap stocks, while growth stocks outperformed value. Within the benchmark, health care stocks posted the biggest gains, while energy stocks fell sharply.

Health Care, Consumer Discretionary and Industrials Drove Gains

The Fund benefited from an overweight in health care, which included pharmaceuticals, health care providers and services and health care equipment and supplies. Impax Laboratories, a pharmaceutical company, was one of the Fund’s top contributors. The company’s share price rose sharply after it overcame manufacturing issues at its Hayward, California facility and gained approval from the Food and Drug Administration to produce one of its first branded drugs, a treatment for Parkinson’s disease. Impax also benefited from strategic acquisitions made this past year. Out-of-benchmark investments in specialty pharmaceutical company Salix Pharmaceuticals and biotechnology firm Ligand Pharmaceuticals also contributed to outperformance. Shares of Salix, which makes a product to treat irritable bowel syndrome, rose sharply following a premium buyout offer from Valeant Pharmaceuticals. An investment in Ligand, a new addition to the portfolio in 2015, rallied nicely as an increase in royalty revenues for its two key commercial products to treat blood-related disorders drove better-than-expected first-quarter 2015 earnings and revenues.

In the consumer discretionary sector, the Fund’s biggest contributor was apparel manufacturer Hanesbrands. Strong execution, a low-cost manufacturing platform, innovation, pricing increases and accretive

Portfolio Management

Richard Rosen

Kari Montanus

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2015)
Telephone & Data Systems, Inc.	3.8
Hanesbrands, Inc.	3.6
Swift Transportation Co.	3.1
PharMerica Corp.	3.1
Hanover Insurance Group, Inc. (The)	3.1
WellCare Health Plans, Inc.	3.0
Endurance Specialty Holdings Ltd.	3.0
Impax Laboratories, Inc.	3.0
United Continental Holdings, Inc.	2.8
Texas Roadhouse, Inc.	2.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015	5

COLUMBIA SELECT SMALLER-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at May 31, 2015)
Common Stocks	95.8
Money Market Funds	4.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at May 31, 2015)
Consumer Discretionary	20.3
Consumer Staples	5.9
Energy	6.3
Financials	15.0
Health Care	14.3
Industrials	13.7
Information Technology	12.9
Materials	6.5
Telecommunication Services	5.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for information on these and other risks.

acquisitions, including Maidenform (which was completed shortly before the period under review), DB Apparel and Knight Apparel, helped push the stock sharply higher. Restaurant chain Texas Roadhouse was another top performer, benefiting from growing customer traffic. In industrials, the Fund posted strong gains from airline operator United Continental Holdings, as declining fuel costs translated into higher profits and management began delivering on its plans. Strong demand and constrained industry supply also helped boost pricing. Elsewhere in the portfolio, shares of BroadSoft, a technology company that specializes in voice-over-internet protocol, climbed as more corporations switched to the internet for their phone service. WhiteWave Foods was another strong contributor. The company benefited from growing demand for its plant-based beverages and organic milk, and from accretive acquisitions. Most of these top contributors posted gains of 50% or more, and all but Impax were outside the benchmark.

Disappointments from Energy and Utilities

The Fund lost some ground vs. the benchmark because it was overweight in energy, which posted a decline of approximately 43%, and because it had no exposure to utilities, which outperformed the broader market. In the energy sectors, exploration and production company Oasis Petroleum, energy equipment company TETRA Technologies and oil service supplier Superior Energy Services were notable detractors. All three companies were hit by the steep decline in oil prices as well as the limited liquidity that is typical for small companies in this sector. Elsewhere, the Fund lost ground from an investment in nutritional supplements company Herbalife, whose shares were pressured by currency headwinds, slowing economic growth in many overseas markets and an investigation into the company’s sales practices, driven by a large short-seller of the stock. Oasis Petroleum, Superior Energy Services and Herbalife were not in the benchmark.

Looking Ahead

Despite weak economic growth in the first quarter of 2015, we believe upticks in wage growth, housing demand and inflation point to the potential for further expansion. We are optimistic that improved economic growth could drive solid earnings growth in many sectors and expect stock prices to follow earnings. Expectations are that the Fed will raise interest rates, which would be particularly helpful to financials, which account for 40% of the benchmark. The Fund currently has a much lower stake in financials because we’ve found what we believe are better investment opportunities in other sectors. We recently upped the Fund’s exposure to homebuilders and trimmed some health care holdings that had moved up over 50% without showing much change in their outlooks for revenue and earnings growth.

6	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,087.80	1,018.10	7.13	6.89	1.37
Class B	1,000.00	1,000.00	1,083.10	1,014.36	11.01	10.65	2.12
Class C	1,000.00	1,000.00	1,083.70	1,014.36	11.01	10.65	2.12
Class I	1,000.00	1,000.00	1,089.70	1,020.29	4.85	4.68	0.93
Class K	1,000.00	1,000.00	1,088.60	1,018.80	6.40	6.19	1.23
Class R	1,000.00	1,000.00	1,085.80	1,016.85	8.42	8.15	1.62
Class R4	1,000.00	1,000.00	1,088.70	1,019.35	5.83	5.64	1.12
Class R5	1,000.00	1,000.00	1,089.60	1,020.04	5.11	4.94	0.98
Class Y	1,000.00	1,000.00	1,088.80	1,020.54	4.58	4.43	0.88
Class Z	1,000.00	1,000.00	1,088.80	1,019.35	5.83	5.64	1.12

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015	7

COLUMBIA SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 95.0%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 19.3%
Auto Components 4.3%

American Axle & Manufacturing Holdings, Inc.(a)	450,000	11,299,500

Motorcar Parts of America, Inc.(a)	375,000	10,788,750

Total		22,088,250

Diversified Consumer Services 2.2%

Sotheby’s	250,000	11,207,500

Hotels, Restaurants & Leisure 2.6%

Texas Roadhouse, Inc.	370,000	12,957,400

Household Durables 5.7%

Beazer Homes USA, Inc.(a)	660,000	12,091,200

Lennar Corp., Class A	205,000	9,559,150

William Lyon Homes, Inc. Class A(a)	335,000	7,581,050

Total		29,231,400

Specialty Retail 1.1%

Vitamin Shoppe, Inc.(a)	135,000	5,359,500

Textiles, Apparel & Luxury Goods 3.4%

Hanesbrands, Inc.	540,000	17,204,400

Total Consumer Discretionary		98,048,450

CONSUMER STAPLES 5.6%
Food Products 4.0%

Dean Foods Co.	450,000	8,289,000

WhiteWave Foods Co. (The), Class A(a)	250,000	12,007,500

Total		20,296,500

Personal Products 1.6%

Herbalife Ltd.(a)	160,000	8,324,800

Total Consumer Staples		28,621,300

ENERGY 6.0%
Energy Equipment & Services 5.2%

Exterran Holdings, Inc.	300,000	9,918,000

Superior Energy Services, Inc.	400,000	9,236,000

Tetra Technologies, Inc.(a)	1,150,000	7,233,500

Total		26,387,500

Oil, Gas & Consumable Fuels 0.8%

Oasis Petroleum, Inc.(a)	235,000	3,990,300

Total Energy		30,377,800

FINANCIALS 14.3%
Banks 1.1%

Opus Bank	175,000	5,528,250

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 9.3%

State National Companies, Inc.	620,000	6,634,000

Endurance Specialty Holdings Ltd.	237,500	14,435,250

Hanover Insurance Group, Inc. (The)	210,000	14,947,800

Lincoln National Corp.	200,000	11,402,000

Total		47,419,050

Real Estate Investment Trusts (REITs) 2.0%

Gaming and Leisure Properties, Inc.	280,000	10,248,000

Thrifts & Mortgage Finance 1.9%

Ladder Capital Corp., Class A	525,000	9,329,250

Total Financials		72,524,550

HEALTH CARE 13.6%
Biotechnology 2.1%

Ligand Pharmaceuticals, Inc.(a)	120,972	10,658,843

Health Care Equipment & Supplies 2.3%

Analogic Corp.	100,000	8,461,000

Sirona Dental Systems, Inc.(a)	35,000	3,455,200

Total		11,916,200

Health Care Providers & Services 5.8%

PharMerica Corp.(a)	450,000	14,967,000

WellCare Health Plans, Inc.(a)	170,000	14,563,900

Total		29,530,900

Life Sciences Tools & Services 0.6%

Bruker Corp.(a)	142,585	2,828,887

Pharmaceuticals 2.8%

Impax Laboratories, Inc.(a)	303,500	14,267,535

Total Health Care		69,202,365

INDUSTRIALS 13.0%
Aerospace & Defense 1.4%

Cubic Corp.	150,000	7,170,000

Airlines 3.1%

United Continental Holdings, Inc.(a)	250,000	13,647,500

Virgin America, Inc.(a)	81,469	2,316,978

Total		15,964,478

Building Products 0.9%

Armstrong World Industries, Inc.(a)	80,000	4,393,600

Commercial Services & Supplies 2.0%

Waste Connections, Inc.	210,000	10,191,300

Electrical Equipment 1.7%

EnerSys	128,079	8,535,185

Machinery 0.9%

Mueller Industries, Inc.	135,000	4,706,100

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 3.0%

Swift Transportation Co.(a)	650,000	15,125,500

Total Industrials		66,086,163

INFORMATION TECHNOLOGY 12.2%
Communications Equipment 4.8%

Calix, Inc.(a)	1,450,000	11,600,000

Extreme Networks, Inc.(a)	2,408,763	6,527,748

JDS Uniphase Corp.(a)	500,000	6,410,000

Total		24,537,748

Electronic Equipment, Instruments & Components 2.4%

Belden, Inc.	142,500	12,029,850

IT Services 2.9%

CACI International, Inc., Class A(a)	120,441	10,312,158

EPAM Systems, Inc.(a)	64,000	4,602,240

Total		14,914,398

Software 2.1%

Allot Communications Ltd.(a)	425,000	3,272,500

BroadSoft, Inc.(a)	204,000	7,448,040

Total		10,720,540

Total Information Technology		62,202,536

MATERIALS 6.2%
Chemicals 4.9%

Ferro Corp.(a)	800,000	12,136,000

Minerals Technologies, Inc.	190,000	12,788,900

Total		24,924,900

Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 1.3%

Owens-Illinois, Inc.(a)	275,000	6,572,500

Total Materials		31,497,400

TELECOMMUNICATION SERVICES 4.8%
Diversified Telecommunication Services 1.2%

Globalstar, Inc.(a)	2,300,000	6,095,000

Wireless Telecommunication Services 3.6%

Telephone & Data Systems, Inc.	620,000	18,407,800

Total Telecommunication Services		24,502,800

Total Common Stocks
(Cost: $317,379,839)		483,063,364

Money Market Funds 4.1%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.114%(b)(c)	21,094,229	21,094,229

Total Money Market Funds
(Cost: $21,094,229)		21,094,229

Total Investments
(Cost: $338,474,068)		504,157,593

Other Assets & Liabilities, Net		4,414,819

Net Assets		508,572,412

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at May 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,344,688	132,902,997	(114,153,456)	21,094,229	10,366	21,094,229

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	98,048,450	—	—	98,048,450

Consumer Staples	28,621,300	—	—	28,621,300

Energy	30,377,800	—	—	30,377,800

Financials	72,524,550	—	—	72,524,550

Health Care	69,202,365	—	—	69,202,365

Industrials	66,086,163	—	—	66,086,163

Information Technology	62,202,536	—	—	62,202,536

Materials	31,497,400	—	—	31,497,400

Telecommunication Services	24,502,800	—	—	24,502,800

Total Common Stocks	483,063,364	—	—	483,063,364

Money Market Funds	21,094,229	—	—	21,094,229

Total Investments	504,157,593	—	—	504,157,593

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $317,379,839)	$483,063,364

Affiliated issuers (identified cost $21,094,229)	21,094,229

Total investments (identified cost $338,474,068)	504,157,593

Receivable for:

Investments sold	3,892,349

Capital shares sold	1,199,262

Dividends	132,199

Prepaid expenses	492

Other assets	4,423

Total assets	509,386,318

Liabilities

Payable for:

Investments purchased	233,371

Capital shares purchased	360,163

Investment management fees	11,030

Distribution and/or service fees	4,210

Transfer agent fees	61,725

Administration fees	1,117

Plan administration fees	1,505

Compensation of board members	30,788

SDC dissolution fees	47,235

Other expenses	62,762

Total liabilities	813,906

Net assets applicable to outstanding capital stock	$508,572,412

Represented by

Paid-in capital	$319,825,310

Excess of distributions over net investment income	(1,683,382)

Accumulated net realized gain	24,746,959

Unrealized appreciation (depreciation) on:

Investments	165,683,525

Total — representing net assets applicable to outstanding capital stock	$508,572,412

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA SELECT SMALLER-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A

Net assets	$397,847,220

Shares outstanding	18,629,024

Net asset value per share	$21.36

Maximum offering price per share(a)	$22.66

Class B

Net assets	$3,894,064

Shares outstanding	225,479

Net asset value per share	$17.27

Class C

Net assets	$43,974,117

Shares outstanding	2,542,003

Net asset value per share	$17.30

Class I

Net assets	$22,479,435

Shares outstanding	946,486

Net asset value per share	$23.75

Class K

Net assets	$7,323,291

Shares outstanding	314,769

Net asset value per share	$23.27

Class R

Net assets	$11,772,146

Shares outstanding	575,251

Net asset value per share	$20.46

Class R4

Net assets	$486,475

Shares outstanding	20,475

Net asset value per share	$23.76

Class R5

Net assets	$2,187,694

Shares outstanding	92,506

Net asset value per share	$23.65

Class Y

Net assets	$2,619

Shares outstanding	108

Net asset value per share(b)	$24.21

Class Z

Net assets	$18,605,351

Shares outstanding	792,632

Net asset value per share	$23.47

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$3,379,414

Dividends — affiliated issuers	10,366

Total income	3,389,780

Expenses:

Investment management fees	3,800,160

Distribution and/or service fees

Class A	953,486

Class B	47,591

Class C	425,465

Class R	57,115

Transfer agent fees

Class A	768,081

Class B	9,650

Class C	85,712

Class K	3,428

Class R	23,005

Class R4	580

Class R5	575

Class Z	20,073

Administration fees	384,818

Plan administration fees

Class K	17,142

Compensation of board members	17,683

Custodian fees	10,957

Printing and postage fees	76,850

Registration fees	114,898

Professional fees	36,714

Other	23,542

Total expenses	6,877,525

Expense reductions	(1,454)

Total net expenses	6,876,071

Net investment loss	(3,486,291)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	85,038,143

Net realized gain	85,038,143

Net change in unrealized appreciation (depreciation) on:

Investments	(30,545,151)

Net change in unrealized depreciation	(30,545,151)

Net realized and unrealized gain	54,492,992

Net increase in net assets resulting from operations	$51,006,701

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA SELECT SMALLER-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015(a)	Year Ended May 31, 2014
Operations

Net investment loss	$(3,486,291)	$(916,921)

Net realized gain	85,038,143	56,256,277

Net change in unrealized appreciation (depreciation)	(30,545,151)	36,931,455

Net increase in net assets resulting from operations	51,006,701	92,270,811

Distributions to shareholders

Net investment income

Net realized gains

Class A	(39,128,715)	(25,054,165)

Class B	(595,444)	(524,768)

Class C	(5,301,159)	(3,330,568)

Class I	(2,180,888)	(1,499,336)

Class K	(647,045)	(391,313)

Class R	(1,244,757)	(857,102)

Class R4	(37,893)	(67,140)

Class R5	(77,845)	(31,795)

Class Y	(249)	—

Class Z	(811,695)	(452,534)

Total distributions to shareholders	(50,025,690)	(32,208,721)

Increase in net assets from capital stock activity	21,795,198	7,218,123

Total increase in net assets	22,776,209	67,280,213

Net assets at beginning of year	485,796,203	418,515,990

Net assets at end of year	$508,572,412	$485,796,203

Excess of distributions over net investment income	$(1,683,382)	$(24,245)

(a)	Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015(a)		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	1,755,344	36,732,705	2,384,271	48,910,003

Distributions reinvested	1,976,546	37,791,550	1,167,418	24,177,227

Redemptions	(3,099,726)	(65,322,645)	(2,856,638)	(59,280,934)

Net increase	632,164	9,201,610	695,051	13,806,296

Class B shares

Subscriptions	3,742	66,416	11,283	194,842

Distributions reinvested	38,059	590,671	29,848	517,855

Redemptions(b)	(138,028)	(2,376,083)	(240,486)	(4,160,489)

Net decrease	(96,227)	(1,718,996)	(199,355)	(3,447,792)

Class C shares

Subscriptions	276,348	4,703,998	344,444	6,051,191

Distributions reinvested	277,917	4,318,836	149,709	2,600,441

Redemptions	(421,017)	(7,279,055)	(500,536)	(8,737,655)

Net increase (decrease)	133,248	1,743,779	(6,383)	(86,023)

Class I shares

Subscriptions	2,433	55,820	248,520	5,569,611

Distributions reinvested	102,761	2,180,579	66,176	1,497,554

Redemptions	(127,126)	(2,955,641)	(625,565)	(13,924,104)

Net decrease	(21,932)	(719,242)	(310,869)	(6,856,939)

Class K shares

Subscriptions	43,911	1,000,152	74,142	1,657,520

Distributions reinvested	31,063	646,745	17,475	389,874

Redemptions	(53,645)	(1,239,902)	(50,216)	(1,120,815)

Net increase	21,329	406,995	41,401	926,579

Class R shares

Subscriptions	182,581	3,633,458	195,634	3,950,600

Distributions reinvested	32,359	593,463	18,482	369,633

Redemptions	(214,269)	(4,344,564)	(224,883)	(4,543,052)

Net increase (decrease)	671	(117,643)	(10,767)	(222,819)

Class R4 shares

Subscriptions	17,935	411,417	51,700	1,070,920

Distributions reinvested	1,772	37,648	2,914	66,147

Redemptions	(4,446)	(99,960)	(49,556)	(1,136,250)

Net increase	15,261	349,105	5,058	817

Class R5 shares

Subscriptions	65,555	1,469,150	9,869	225,813

Distributions reinvested	3,363	71,086	1,177	26,545

Redemptions	(3,221)	(71,721)	(1,507)	(34,737)

Net increase	65,697	1,468,515	9,539	217,621

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA SELECT SMALLER-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015(a)		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class Y shares

Subscriptions	108	(2,692)	—	—

Net increase	108	(2,692)	—	—

Class Z shares

Subscriptions	648,117	14,776,215	250,798	5,617,890

Distributions reinvested	35,120	737,159	17,679	397,074

Redemptions	(191,002)	(4,329,607)	(139,018)	(3,134,581)

Net increase	492,235	11,183,767	129,459	2,880,383

Total net increase	1,242,554	21,795,198	353,134	7,218,123

(a)	Class Y shares are based on operations from October 01, 2014 (commencement of operations) through the stated period end.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended May 31,								Year Ended December 31,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$21.52		$18.82		$14.31		$13.69		$15.97		$12.59

Income from investment operations:

Net investment loss	(0.14)		(0.03)		(0.11)		(0.06)		(0.12)		(0.11)

Net realized and unrealized gain (loss)	2.28		4.17		5.06		0.68		(1.40)		3.49

Total from investment operations	2.14		4.14		4.95		0.62		(1.52)		3.38

Less distributions to shareholders:

Net realized gains	(2.30)		(1.44)		(0.44)		—		(0.76)		—

Total distributions to shareholders	(2.30)		(1.44)		(0.44)		—		(0.76)		—

Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)

Net asset value, end of period	$21.36		$21.52		$18.82		$14.31		$13.69		$15.97

Total return	11.21%		22.30%		35.23%		4.53%		(9.42%)		26.85	%(c)

Ratios to average net assets(d)

Total gross expenses	1.38%		1.41%		1.51%		1.48	%(e)	1.48%		1.66%

Total net expenses(f)	1.38	%(g)	1.40	%(g)	1.39	%(g)	1.41	%(e)	1.42	%(g)	1.33%

Net investment loss	(0.67%)		(0.14%)		(0.67%)		(0.87	%)(e)	(0.77%)		(0.84%)

Supplemental data

Net assets, end of period (in thousands)	$397,847		$387,317		$325,677		$283,740		$295,973		$380,848

Portfolio turnover	26%		22%		9%		3%		18%		5%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$17.97		$16.04		$12.34		$11.84		$14.04		$11.15

Income from investment operations:

Net investment loss	(0.25)		(0.16)		(0.19)		(0.09)		(0.21)		(0.19)

Net realized and unrealized gain (loss)	1.85		3.53		4.33		0.59		(1.23)		3.08

Total from investment operations	1.60		3.37		4.14		0.50		(1.44)		2.89

Less distributions to shareholders:

Net realized gains	(2.30)		(1.44)		(0.44)		—		(0.76)		—

Total distributions to shareholders	(2.30)		(1.44)		(0.44)		—		(0.76)		—

Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)

Net asset value, end of period	$17.27		$17.97		$16.04		$12.34		$11.84		$14.04

Total return	10.36%		21.33%		34.28%		4.22%		(10.15%)		25.92	%(c)

Ratios to average net assets(d)

Total gross expenses	2.13%		2.16%		2.26%		2.23	%(e)	2.23%		2.43%

Total net expenses(f)	2.13	%(g)	2.15	%(g)	2.14	%(g)	2.16	%(e)	2.16	%(g)	2.10%

Net investment loss	(1.41%)		(0.92%)		(1.41%)		(1.62	%)(e)	(1.52%)		(1.62%)

Supplemental data

Net assets, end of period (in thousands)	$3,894		$5,782		$8,356		$12,565		$13,501		$27,172

Portfolio turnover	26%		22%		9%		3%		18%		5%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$18.00		$16.06		$12.36		$11.86		$14.06		$11.17

Income from investment operations:

Net investment loss	(0.25)		(0.16)		(0.19)		(0.09)		(0.21)		(0.19)

Net realized and unrealized gain (loss)	1.85		3.54		4.33		0.59		(1.23)		3.08

Total from investment operations	1.60		3.38		4.14		0.50		(1.44)		2.89

Less distributions to shareholders:

Net realized gains	(2.30)		(1.44)		(0.44)		—		(0.76)		—

Total distributions to shareholders	(2.30)		(1.44)		(0.44)		—		(0.76)		—

Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)

Net asset value, end of period	$17.30		$18.00		$16.06		$12.36		$11.86		$14.06

Total return	10.35%		21.37%		34.23%		4.22%		(10.13%)		25.87	%(c)

Ratios to average net assets(d)

Total gross expenses	2.13%		2.16%		2.26%		2.23	%(e)	2.23%		2.42%

Total net expenses(f)	2.13	%(g)	2.15	%(g)	2.14	%(g)	2.16	%(e)	2.17	%(g)	2.09%

Net investment loss	(1.42%)		(0.91%)		(1.42%)		(1.63	%)(e)	(1.52%)		(1.60%)

Supplemental data

Net assets, end of period (in thousands)	$43,974		$43,354		$38,785		$33,327		$37,511		$51,712

Portfolio turnover	26%		22%		9%		3%		18%		5%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,					Year Ended December 31,
Class I	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$23.57	$20.41	$15.41	$14.71		$17.02	$13.35

Income from investment operations:

Net investment income (loss)	(0.05)	0.07	(0.04)	(0.03)		(0.04)	(0.05)

Net realized and unrealized gain (loss)	2.53	4.53	5.48	0.73		(1.51)	3.72

Total from investment operations	2.48	4.60	5.44	0.70		(1.55)	3.67

Less distributions to shareholders:

Net realized gains	(2.30)	(1.44)	(0.44)	—		(0.76)	—

Total distributions to shareholders	(2.30)	(1.44)	(0.44)	—		(0.76)	—

Proceeds from regulatory settlements	—	—	—	—		—	0.00	(b)

Net asset value, end of period	$23.75	$23.57	$20.41	$15.41		$14.71	$17.02

Total return	11.70%	22.83%	35.91%	4.76%		(9.01%)	27.49	%(c)

Ratios to average net assets(d)

Total gross expenses	0.93%	0.93%	0.96%	0.98	%(e)	0.94%	1.09%

Total net expenses(f)	0.93%	0.93%	0.93%	0.94	%(e)	0.91%	0.88%

Net investment income (loss)	(0.22%)	0.32%	(0.21%)	(0.38	%)(e)	(0.24%)	(0.38%)

Supplemental data

Net assets, end of period (in thousands)	$22,479	$22,829	$26,109	$20,764		$14,419	$10,145

Portfolio turnover	26%	22%	9%	3%		18%	5%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,					Year Ended December 31,
Class K	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$23.20	$20.17	$15.28	$14.60		$16.94	$13.34

Income from investment operations:

Net investment income (loss)	(0.12)	0.01	(0.09)	(0.04)		(0.09)	(0.10)

Net realized and unrealized gain (loss)	2.49	4.46	5.42	0.72		(1.49)	3.70

Total from investment operations	2.37	4.47	5.33	0.68		(1.58)	3.60

Less distributions to shareholders:

Net realized gains	(2.30)	(1.44)	(0.44)	—		(0.76)	—

Total distributions to shareholders	(2.30)	(1.44)	(0.44)	—		(0.76)	—

Proceeds from regulatory settlements	—	—	—	—		—	0.00	(b)

Net asset value, end of period	$23.27	$23.20	$20.17	$15.28		$14.60	$16.94

Total return	11.39%	22.45%	35.49%	4.66%		(9.23%)	26.99	%(c)

Ratios to average net assets(d)

Total gross expenses	1.23%	1.23%	1.26%	1.23	%(e)	1.22%	1.39%

Total net expenses(f)	1.23%	1.23%	1.23%	1.20	%(e)	1.18%	1.18%

Net investment income (loss)	(0.52%)	0.05%	(0.51%)	(0.65	%)(e)	(0.53%)	(0.69%)

Supplemental data

Net assets, end of period (in thousands)	$7,323	$6,809	$5,083	$3,812		$3,642	$3,601

Portfolio turnover	26%	22%	9%	3%		18%	5%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class R	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$20.77		$18.25		$13.92		$13.33		$15.62		$12.35

Income from investment operations:

Net investment loss	(0.19)		(0.08)		(0.14)		(0.07)		(0.16)		(0.16)

Net realized and unrealized gain (loss)	2.18		4.04		4.91		0.66		(1.37)		3.43

Total from investment operations	1.99		3.96		4.77		0.59		(1.53)		3.27

Less distributions to shareholders:

Net realized gains	(2.30)		(1.44)		(0.44)		—		(0.76)		—

Total distributions to shareholders	(2.30)		(1.44)		(0.44)		—		(0.76)		—

Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)

Net asset value, end of period	$20.46		$20.77		$18.25		$13.92		$13.33		$15.62

Total return	10.87%		22.01%		34.92%		4.43%		(9.69%)		26.48	%(c)

Ratios to average net assets(d)

Total gross expenses	1.63%		1.66%		1.76%		1.73	%(e)	1.73%		1.87%

Total net expenses(f)	1.63	%(g)	1.65	%(g)	1.64	%(g)	1.67	%(e)	1.67	%(g)	1.66%

Net investment loss	(0.92%)		(0.40%)		(0.92%)		(1.14	%)(e)	(1.02%)		(1.16%)

Supplemental data

Net assets, end of period (in thousands)	$11,772		$11,933		$10,684		$9,248		$11,156		$15,733

Portfolio turnover	26%		22%		9%		3%		18%		5%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$23.63		$20.49		$15.99

Income from investment operations:

Net investment income (loss)	(0.10)		0.02		(0.04)

Net realized and unrealized gain	2.53		4.56		4.98

Total from investment operations	2.43		4.58		4.94

Less distributions to shareholders:

Net realized gains	(2.30)		(1.44)		(0.44)

Total distributions to shareholders	(2.30)		(1.44)		(0.44)

Net asset value, end of period	$23.76		$23.63		$20.49

Total return	11.45%		22.64%		31.47%

Ratios to average net assets(b)

Total gross expenses	1.13%		1.16%		1.27	%(c)

Total net expenses(d)	1.13	%(e)	1.15	%(e)	1.14	%(c)

Net investment income (loss)	(0.44%)		0.07%		(0.37	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$486		$123		$3

Portfolio turnover	26%		22%		9%

Notes to Financial Highlights

(a)	Based on operations from November 08, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,					Year Ended December 31,
Class R5	2015	2014	2013	2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$23.49	$20.35	$15.40	$14.70		$17.01	$13.35

Income from investment operations:

Net investment income (loss)	(0.07)	0.07	(0.05)	(0.03)		(0.05)	(0.06)

Net realized and unrealized gain (loss)	2.53	4.51	5.44	0.73		(1.50)	3.72

Total from investment operations	2.46	4.58	5.39	0.70		(1.55)	3.66

Less distributions to shareholders:

Net realized gains	(2.30)	(1.44)	(0.44)	—		(0.76)	—

Total distributions to shareholders	(2.30)	(1.44)	(0.44)	—		(0.76)	—

Proceeds from regulatory settlements	—	—	—	—		—	0.00	(b)

Net asset value, end of period	$23.65	$23.49	$20.35	$15.40		$14.70	$17.01

Total return	11.65%	22.80%	35.60%	4.76%		(9.02%)	27.42	%(c)

Ratios to average net assets(d)

Total gross expenses	0.98%	0.98%	0.98%	0.98	%(e)	0.97%	1.14%

Total net expenses(f)	0.98%	0.98%	0.98%	0.95	%(e)	0.93%	0.93%

Net investment income (loss)	(0.29%)	0.32%	(0.31%)	(0.41	%)(e)	(0.28%)	(0.44%)

Supplemental data

Net assets, end of period (in thousands)	$2,188	$630	$352	$2,145		$2,046	$2,289

Portfolio turnover	26%	22%	9%	3%		18%	5%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended May 31, 2015(a)
Per share data
Net asset value, beginning of period	$23.11

Income from investment operations:

Net investment loss	(0.02)

Net realized and unrealized gain	3.42

Total from investment operations	3.40

Less distributions to shareholders:

Net realized gains	(2.30)

Total distributions to shareholders	(2.30)

Net asset value, end of period	$24.21

Total return	15.90%

Ratios to average net assets(b)

Total gross expenses	0.88	%(c)

Total net expenses(d)	0.88	%(c)

Net investment loss	(0.15	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover	26%

Notes to Financial Highlights

(a)	Based on operations from October 01, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class Z	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$23.37		$20.28		$15.35		$14.67		$17.01		$14.61

Income from investment operations:

Net investment income (loss)	(0.10)		0.05		(0.07)		(0.04)		(0.08)		(0.01)

Net realized and unrealized gain (loss)	2.50		4.48		5.44		0.72		(1.50)		2.41

Total from investment operations	2.40		4.53		5.37		0.68		(1.58)		2.40

Less distributions to shareholders:

Net realized gains	(2.30)		(1.44)		(0.44)		—		(0.76)		—

Total distributions to shareholders	(2.30)		(1.44)		(0.44)		—		(0.76)		—

Net asset value, end of period	$23.47		$23.37		$20.28		$15.35		$14.67		$17.01

Total return	11.44%		22.63%		35.59%		4.63%		(9.19%)		16.43%

Ratios to average net assets(c)

Total gross expenses	1.13%		1.16%		1.26%		1.23	%(d)	1.20%		1.55	%(d)

Total net expenses(e)	1.13	%(f)	1.15	%(f)	1.14	%(f)	1.16	%(d)	1.19	%(f)	1.02	%(d)

Net investment income (loss)	(0.44%)		0.22%		(0.42%)		(0.62	%)(d)	(0.50%)		(0.34	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$18,605		$7,019		$3,467		$2,417		$1,892		$133

Portfolio turnover	26%		22%		9%		3%		18%		5%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus. Class Y shares commenced operations on October 1, 2014.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted

Annual Report 2015	27

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

28	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial),

determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.79% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2015, other expenses paid by the Fund to this company were $1,917.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency

Annual Report 2015	29

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class K	0.05
Class R	0.20
Class R4	0.20
Class R5	0.05
Class Z	0.20

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At May 31, 2015, the Fund’s total potential future obligation over the life of the Guaranty is $82,039. The liability remaining at May 31, 2015 for non-recurring charges associated with the lease amounted to $47,235 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $1,454.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $621,000 and $2,455,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

30	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $187,524 for Class A, $623 for Class B and $905 for Class C shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective October 1, 2014	Contractual Expense Cap Prior to October 1, 2014
Class A	1.38%	1.40%
Class B	2.13	2.15
Class C	2.13	2.15
Class I	0.97	0.96
Class K	1.27	1.26
Class R	1.63	1.65
Class R4	1.13	1.15
Class R5	1.02	1.01
Class Y	0.97	—
Class Z	1.13	1.15

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, net operating loss reclassification, late-year ordinary losses and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,827,154
Accumulated net realized gain	(4,750,911)
Paid-in capital	2,923,757

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2015 ($)	Year Ended May 31, 2014 ($)
Long-term capital gains	50,025,690	32,208,721

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$41,922,819
Capital loss carryforwards	(17,068,665)
Net unrealized appreciation	165,576,328

At May 31, 2015, the cost of investments for federal income tax purposes was $338,581,265 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$184,247,476
Unrealized depreciation	(18,671,148)
Net unrealized appreciation	$165,576,328

Annual Report 2015	31

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

The following capital loss carryforwards, determined at May 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	7,302,356
2017	9,766,309
Total	17,068,665

For the year ended May 31, 2015, $22,767,586 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred as arising on the first day of the following taxable year. As of May 31, 2015, the Fund will elect to treat late-year ordinary losses of $1,653,473 as arising on June 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $121,434,979 and $177,980,556, respectively, for the year ended May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, affiliated shareholders of record owned 61.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As

32	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	33

COLUMBIA SELECT SMALLER-CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Select Smaller-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Smaller-Cap Value Fund (the “Fund,” a series of Columbia Funds Series Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

July 23, 2015

34	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Capital Gain Dividend	$65,412,461

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015	35

COLUMBIA SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open- end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

36	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Annual Report 2015	37

COLUMBIA SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

38	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010- December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Annual Report 2015	39

COLUMBIA SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

40	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Smaller-Cap Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including,

Annual Report 2015	41

COLUMBIA SELECT SMALLER-CAP VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

42	Annual Report 2015

COLUMBIA SELECT SMALLER-CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	43

Columbia Select Smaller-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN218_05_E01_(07/15)

ANNUAL REPORT

May 31, 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

PRESIDENT’S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the “About Us” tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■	Fund and strategy names

■	Established investment teams, philosophies and processes

■	Account services, features, servicing phone numbers and mailing addresses

■	Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children’s education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Multi-Advisor Small Cap Value Fund (the Fund) Class A shares returned 5.23% excluding sales charges for the 12-month period ended May 31, 2015.

■	The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 5.10% for the same time period.

■	Results can be primarily attributed to sector weightings as well as to individual security selection decisions.

Average Annual Total Returns (%) (for period ended May 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	06/18/01
Excluding sales charges		5.23	12.60	8.44
Including sales charges		-0.82	11.27	7.81
Class B	06/18/01
Excluding sales charges		4.40	11.74	7.70
Including sales charges		-0.12	11.48	7.70
Class C	06/18/01
Excluding sales charges		4.39	11.74	7.68
Including sales charges		3.48	11.74	7.68
Class I	03/04/04	5.65	13.08	8.89
Class K	06/18/01	5.26	12.72	8.63
Class R*	12/11/06	4.92	12.29	8.11
Class R4*	12/11/06	5.54	12.69	8.50
Class R5*	12/11/06	5.70	13.04	8.80
Class Z*	09/27/10	5.46	12.83	8.55
Russell 2000 Value Index		5.10	12.70	7.32

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2005 — May 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015	3

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Barrow, Hanley, Mewhinney & Strauss, LLC

James McClure, CFA

John Harloe, CFA

Donald Smith & Co., Inc.

Donald Smith

Richard Greenberg, CFA

Metropolitan West Capital Management, LLC

Samir Sikka

Segall Bryant & Hamill, LLC

Mark Dickherber, CFA, CPA

Shawn Nicholson

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2015)
AerCap Holdings NV	2.2
Sanmina Corp.	2.1
Haemonetics Corp.	1.6
Dana Holding Corp.	1.3
Montpelier Re Holdings Ltd.	1.3
Resolute Forest Products, Inc.	1.3
AuRico Gold, Inc.	1.2
American National Insurance Co.	1.2
Informatica Corp.	1.2
B2Gold Corp.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

The Fund is managed by four independent money management firms and each invests a portion of the portfolio’s assets. As of May 31, 2015, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith), Metropolitan West Capital Management, LLC (MetWest Capital) and Segall Bryant & Hamill, LLC (Segall Bryant & Hamill) managed approximately 26%, 22%, 27% and 25% of the portfolio, respectively. Effective August 20, 2014, Segall Bryant & Hamill, LLC replaced Turner Investments, L.P. as a subadviser for the Fund.

For the 12-month period that ended May 31, 2015, the Fund’s Class A shares returned 5.23%, excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 5.10% for the same time period. Results can be primarily attributed to sector weightings as well as to individual security selection decisions.

Energy Price Decline Negatively Impacted Value Stocks

In a period marked by near-record-low interest rates and plunging energy prices, growth stocks vastly outperformed value stocks over the past 12 months, as seen in the 17.7% return for the Russell 2000 Growth Index. The decline in energy prices had a particularly negative impact on value stocks in the second half of 2014. Also, speculation and outperformance continued in groups such as biotechnology and networking, which helped boost the growth indices. Continued anemic worldwide and U.S. growth, coupled with low interest rates, favored growth stocks over value stocks. While unemployment is near its lowest level in nearly seven years, the U.S. economy slowed in the latter part of 2014 and the first few months of 2015.

We believe investors will be keeping a close watch on central banks around the globe for some time, as they are likely to witness a continued divergence between the U.S. and the rest of the world. Central banks in the European Union and Japan, for example, have seen a positive response to their monetary easing in equity markets and in the form of lower interest rates. In the U.S., the issues facing the Federal Reserve (Fed) are more mature and nuanced, given the magnitude of the Fed’s largesse to date, and the strength of the U.S. economy relative to the rest of the world. As a result, the Fed has commented that it would like to begin normalizing (or raising) rates later this year. As the market transitions away from dependence on easy credit and near-zero interest rates, there will likely be further unintended consequences, such as we have seen over the past year in global currency and energy markets.

Contributors and Detractors

Barrow Hanley: Our portion of the Fund outperformed the benchmark during the annual period, primarily due to stock selection. At the same time, sector weightings contributed to outperformance as we were overweight relative to the benchmark in information technology and health care and underweight in energy and telecommunications services. Within information technology, we had strong stock returns from Fairchild Semiconductor International, optical-device maker II-VI and instrumentation equipment manufacturer Brooks Automation. The Fund’s strongest contributors included Trex, a leading manufacturer of wood-alternative decking and railing; American Axle & Manufacturing, Whirlpool and Brunswick. The Fund’s underweighted allocation to energy further bolstered relative results, particularly as crude oil prices fell sharply in the fourth quarter of 2014.

4	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Detracting from Fund performance was stock selection within financials and the absence of utilities in our portion of the portfolio. Stock selection was weaker due to heavy exposure to Texas banks which are viewed as highly affected by oil prices. We believe the banks in our portion of the portfolio are very conservative and we currently believe their performance will show improvement once the Fed raises interest rates. Utilities that meet our value criteria are very rare, and since we generally do not hold them, this absence detracted from relative returns as the utilities sector performed well during the period. Among individual detractors, Terex was hurt by a slow demand for cranes and a less-favorable climate for late-stage cyclical stocks; Aegion’s growth thesis never materialized and a new CEO changed the prospects for the company, which provides infrastructure protection for the energy industry; and Vishay Intertechnology, a manufacturer of semiconductors and electronic components, was impacted by foreign exchange issues and weaker-than-expected orders.

Donald Smith: Our portion of the Fund underperformed the benchmark, mainly due to the underperformance of low price-to-book value stocks, specifically in the energy and materials sectors. For example, three oil service companies: Paragon Offshore, Tidewater and Parker Drilling all suffered from the sharp decline in oil prices. In precious metals, Pan American Silver, Coeur Mining and AuRico Gold were impacted by the weakening climate for commodities. Outside of these sectors, Air France-KLM suffered through a lengthy, costly strike and a continued competitive environment. Also, Resolute Forest Products reported weak results for the first quarter of 2015 due to weak newsprint/pulp/lumber pricing.

Portfolio positions in insurance and technology contributed to results, while the Fund benefited from insurance holdings that were acquired by other firms, including Montpelier Re and Platinum Underwriters. A number of technology stocks, including Axcelis Technologies, Photronics, Tech Data, Celestica and Sanmina performed well during the period. The Fund’s position in Horace Mann Educators benefited from positive earnings results for the company.

MetWest Capital: Our portion of the Fund outperformed the benchmark during the reporting period primarily due to security selection in the information technology, consumer discretionary, industrials and health care sectors. An overweight in the best-performing health care sector further augmented performance. Sector over- and under-weights are by-products of our bottom-up stock selection process and are not the result of a top-down sector rotation strategy. On the negative side, stock selection and a meaningful underweight in the financials sector detracted from relative returns.

Among individual holdings, AMN Healthcare Services, Office Depot and Avid Technology contributed the most to relative performance. AMN’s stock price advanced during the period on solid earnings and better-than-expected guidance for 2015. The company benefited from demand for its travel nurse and allied health staffing businesses as part of the Affordable Care Act and general improvement in employment. AMN has also made acquisitions to enhance its technology for fulfilling clients’ staffing needs as well as enhancing its recruitment process and expanding its network of health care professionals. Office Depot’s stock price advanced after another major office-supply retailer offered to buy the company at a sizeable premium. Office Depot posted a positive absolute return during the period. Avid

Portfolio Breakdown (%) (at May 31, 2015)
Common Stocks	95.5
Money Market Funds	4.5
Rights	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Equity Sector Breakdown (%) (at May 31, 2015)
Consumer Discretionary	11.7
Consumer Staples	2.5
Energy	4.3
Financials	21.5
Health Care	7.1
Industrials	23.4
Information Technology	19.4
Materials	9.0
Utilities	1.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for information on these and other risks.

Annual Report 2015	5

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Technology’s shares were delisted early in the period as the firm worked to revise its revenue recognition methodology. Our conversations with the management of this firm an editing solutions provider led us to believe this was a temporary issue that would be reconciled by management. After the company filed a restatement of five years of annual and quarterly financial statements, it was re-listed and the stock soundly rebounded.

Oasis Petroleum, Energy XXI and Ocwen Financial detracted the most from relative performance. Oasis Petroleum’s share price initially came under pressure along with the entire energy sector after OPEC’s decision to not reduce production. Subsequently, the shares declined further in the fourth quarter of 2014 after the company missed production targets. However, the company’s shares partially recovered after management reduced capital spending to manage liquidity in light of lower oil prices, which we believe should allow Oasis to continue being profitable as oil prices fluctuate. Energy XXI is a U.S. Gulf Coast and Gulf of Mexico shallow-water oil and natural gas driller whose shares declined as the company continually missed production targets. We sold our position in the company during the period. Shares of Ocwen Financial came under pressure as the company faced further regulatory and legal pressure stemming from the consent order with the New York Department of Financial Services. In addition a consumer business oversight board in California installed a monitor to oversee the company’s business practices. Given these and other negative developments, Ocwen posted a negative absolute return during the period.

Segall Bryant & Hamill: Our portion of the Fund outperformed the benchmark during the reporting period primarily due to individual stock selection, although sector selection, particularly an underweight to insurance, along with cash balances, was a net detractor.

Among individual Fund holdings, QLogic, Informatica and NN Inc. were the strongest contributors, while Petroquest Energy, McDermott International and Comstock Resources were among the weakest. QLogic, a computer networking and storage company, began to show increased returns on invested capital (ROIC) ahead of a major new-product cycle. Informatica, a provider of enterprise data integration software and services, was acquired at a premium, while NN Inc., a manufacturer of precision bearing and metal components, began to execute on opportunities to increase ROIC. Petroquest, McDermott and Comstock, meanwhile, are involved in energy production or services and were all negatively impacted by the drop in commodity prices, particularly oil and natural gas.

Portfolio Changes

Barrow Hanley: Regardless of the market environment, we remain bottom-up stock pickers looking for companies with depressed valuations on top of decreased earnings, but still having the ability and leadership to outperform the benchmark. For example, Encore Wire was purchased due to its weakness relative to the benchmark and depressed multiples on top of depressed fundamentals. Encore manufactures copper electrical wire and cable for residential and commercial use. It is positioning itself in the industry as the cost-leader and we currently believe it will benefit in a reversion to the mean of commercial construction. We also purchased Texas Capital Bancshares, a bank with strong commercial deposits, asset sensitivity to rising interest rates, strong leadership and a demonstrated

6	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

history of attracting talent from other banks. On a sector basis, we increased the portfolio’s relative allocation to industrials, energy and information technology.

Meanwhile, we sold our position in Littelfuse, a multinational electronic manufacturing company. The stock has been a tremendous winner but, in our opinion, the investment thesis has played out. The company successfully consolidated several companies within its industry to sell more product through its distribution channel and realize operations efficiencies to boost margins. Another holding, Covance, a drug development service company, exited the portfolio after it was acquired. On a sector basis, we decreased our relative allocation to health care, consumer discretionary and materials.

Donald Smith: At the end of the annual period, our portion of the Fund had large overweights in insurance, metals and aviation leasing. On a stock-specific basis, we continued to add to the portfolio’s positions in precious metals companies AuRico Gold and Coeur Mining on weakness and at substantial discounts to book value. We also initiated a position in B2Gold. Other new holdings include Aspen Insurance, Paragon Offshore and Tech Data. Meanwhile, we eliminated our holdings in JetBlue Airways, Nordic American Tankers and WPX Energy. All three stocks rose to premiums over book value, thus achieving the target prices we set. The sale of JetBlue resulted in a reduced exposure to airlines, while our exposure to precious metals increased, as did our allocation to insurance due to individual stock selection and the addition of new companies.

MetWest Capital: All sector weights in our portion of the Fund are the result of individual, bottom-up stock selection rather than tactical allocation decisions. As a result of a few trades and stock price movements, however, the positioning of the Fund shifted moderately relative to the Russell 2000 Value Index during the period. Four sales in the consumer discretionary sector (retailers Ann Inc. and Chico’s FAS, auto and truck parts manufacturer Dana Holding, and Office Depot) moderated by three new investments (Pier 1 Imports, SeaWorld Entertainment. and Tupperware Brands) changed the portfolio’s overweight to an underweight in the sector relative to the benchmark. The portfolio’s overweight in information technology also decreased to a slight underweight with the sale of four investments (Informatica, a data integration company; International Rectifier, a power management technology company; consumer credit scoring firm Fair Isaac; and Plantronics, a market leader in headsets). The decrease in the sector was partially offset by one new investment (web hosting firm Endurance International Group Holdings). Four new investments in the energy sector (Diamondback Energy, Dril-Quip, Laredo Petroleum and RSP Permian), were partially offset by one sale (Energy XXI), which shifted the portfolio’s underweight to an overweight in the sector relative to the benchmark.

The health care sector’s underweight increased to an overweight in our portion of the Fund’s portfolio as a result of purchasing ambulatory surgery company AmSurg and Haemonetics, a manufacturer of blood processing technology. The portfolio’s exposure in the materials sector decreased from equal weight to an underweight. At the same time, the portfolio’s overweight in industrials moderately increased. Other purchases included Babcock & Wilcox, which provides energy products and services and is a leader in clean energy technology; Diamondback Energy, an onshore oil and gas company; and New Residential Investment, a real estate investment trust that focuses

Annual Report 2015	7

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

on residential mortgage related assets. We also sold Wabtec (Westinghouse Air Brake Technologies) as its market capitalization exceeded what we felt was an appropriate level for its strategy.

Segall Bryant & Hamill: We sold both McDermott and Comstock during the period as we were no longer confident the companies could generate the returns we expected given the underlying environment in the oil/gas sector. We purchased Crocs as the footwear company’s new management team was making changes to their go-to-market strategy and product line. We felt that these factors would drive significantly higher returns than the market was expecting. We also bought medical device maker GSI Group, a decision based on a renewed ROIC focus by management that is underappreciated by the street, in our opinion.

There were no material shifts in sector weightings as our portion of the Fund ended the period with overweights relative to the benchmark in information technology, materials, health care and industrials, and underweights in consumer discretionary, utilities, financials and energy. We were neutral to the benchmark in consumer staples and telecommunication services.

Looking Ahead

Barrow Hanley: Our strategy has not changed. We remain bottom-up stock pickers looking for companies with depressed valuations on top of depressed earnings and the ability and leadership to successfully outperform the benchmark. It is worth noting that valuation expansion was a large driver of returns over the past several years. The price-to-earnings (P/E) ratio of most benchmarks rose from 10 times earnings at the market bottom in 2009 to the current level of approximately 17 times earnings. Looking forward from current valuation levels, we believe the market return over the next ten years will likely be modest. In our opinion, valuation expansion from this point will be much more dependent on continued low interest rates and inflation. Should rates and inflation rise, valuations could contract, putting further pressure on market returns. Still, mid-single-digit equity returns would be preferable to 10-year Treasury returns of less than 2%. It is important to remember that, if interest rates should rise, companies would have different profiles with respect to valuation, earnings and sensitivity to higher rates.

As the Fed tapers its bond purchases, we would expect more modest returns and increased volatility as the market transitions from a liquidity-driven market to a more normalized environment in which fundamentals matter and the dispersion among companies is more pronounced. If this transition is fitful and uneven, the market could exhibit some downside. Also, as the Fed considers whether the U.S. economy is healthy enough to withstand interest-rate increases, one key measure it is closely watching is wage inflation. While wages have been rising for some time, recent wage increases announced by large employers such as Walmart, Target and McDonald’s confirm a tighter labor market, and productivity has fallen. Unless productivity rebounds strongly, significant wage hikes would likely pressure margins, as the increased cost is typically passed through to customers with a lag. This could put profit pressure on a stock market that was already struggling with lackluster revenue growth even before the U.S. dollar’s recent strength. Yet we currently expect that earnings growth going forward will be muted, due not only to a decline in earnings from the energy sector, but also to wage inflation and slower growth from multinational companies.

8	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

As interest rates rise in response to these inflationary pressures, we believe our portion of the portfolio is well positioned due to our significant holdings in a number of rate-sensitive banks, which we believe will see significant improvements in net interest margins if short-term interest rates continue to normalize as expected. Additionally, we believe our holdings in health care should fare relatively well in a period of rising interest rates.

Donald Smith: Our portion of the Fund’s price-to-tangible book value of 100% at the end of the annual period remained, in our view, quite attractive relative to market indices — less than half that of the benchmark, less than one-third of the Russell 2000 Index, and less than a fifth of the S&P 500 Index. Our portion of the Fund the portfolio’s P/E ratio, based on normalized earnings, is also attractive at 8.9. While it has been more difficult to find attractively priced stocks, given the market’s strong performance since its 2009 bottom, we will continue to research companies that fall in the lowest price-to-tangible book decile. We currently feel that industries and companies in which we are currently invested are the most attractive, and there are no new industries currently hitting our screens.

MetWest Capital: As the Fed proceeds with raising interest rates, albeit gradually, we anticipate that specific company fundamentals will play a more central role — creating a more favorable environment for bottom-up, company-focused investors such as ourselves. Additionally, heightened volatility that began near the end of 2014 has continued into 2015. Due to our bottom-up, fundamental approach, we welcome volatility as it often presents us with the opportunity to invest in companies whose stock prices have become decoupled from their long-term intrinsic value. More specifically, volatility within the energy sector provided us with an opportunity to make several attractive new investments during the period. As disciplined and patient investors, we will continue to look for mispriced opportunities caused by market volatility.

Segall Bryant & Hamill: The most significant economic and market factors that we currently see impacting the portfolio’s performance revolve around interest rates/Fed policy. When interest rates declined to near-record lows, we saw the market shift more into yield-providing sectors such as real estate investment trusts and utilities. As a result of our process, which solely focuses on improving ROIC, we have been consistently underweight these sectors and currently intend to remain underweight. Interest rates have been increasing of late; however, the market is showing signs of unwinding the yield trade and focusing more on cost of capital. We feel this favorably positions us due to the fact that we have always maintained this focus and believe it should have a positive impact on our portfolio over time.

Annual Report 2015	9

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2014 – May 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,037.20	1,018.10	6.96	6.89	1.37
Class B	1,000.00	1,000.00	1,033.20	1,014.36	10.75	10.65	2.12
Class C	1,000.00	1,000.00	1,031.60	1,014.36	10.74	10.65	2.12
Class I	1,000.00	1,000.00	1,039.50	1,020.24	4.78	4.73	0.94
Class K	1,000.00	1,000.00	1,036.60	1,018.75	6.30	6.24	1.24
Class R	1,000.00	1,000.00	1,035.30	1,016.85	8.22	8.15	1.62
Class R4	1,000.00	1,000.00	1,039.10	1,019.35	5.69	5.64	1.12
Class R5	1,000.00	1,000.00	1,038.50	1,020.00	5.03	4.99	0.99
Class Z	1,000.00	1,000.00	1,038.90	1,019.35	5.69	5.64	1.12

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

10	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

May 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 95.3%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 11.1%
Auto Components 2.1%

American Axle & Manufacturing Holdings, Inc.(a)	119,839	3,009,157

Dana Holding Corp.	217,619	4,737,566

Total		7,746,723

Hotels, Restaurants & Leisure 1.1%

Interval Leisure Group, Inc.	36,200	941,924

SeaWorld Entertainment, Inc.	102,200	2,207,520

Six Flags Entertainment Corp.	15,590	761,727

Total		3,911,171

Household Durables 2.7%

KB Home	37,470	553,807

Taylor Morrison Home Corp., Class A(a)	47,057	905,377

Tempur Sealy International, Inc.(a)	56,370	3,359,088

Tupperware Brands Corp.	22,000	1,446,280

Whirlpool Corp.	19,449	3,583,478

Total		9,848,030

Leisure Products 0.5%

Arctic Cat, Inc.	56,329	1,863,363

Multiline Retail 0.2%

Big Lots, Inc.	19,500	856,050

Specialty Retail 4.1%

Abercrombie & Fitch Co., Class A	36,500	747,155

Ascena Retail Group, Inc.(a)	63,000	931,140

Chico’s FAS, Inc.	75,995	1,262,277

Children’s Place, Inc. (The)	31,010	2,028,054

DSW, Inc., Class A	34,960	1,211,364

Finish Line, Inc., Class A (The)	34,410	900,510

Men’s Wearhouse, Inc. (The)	53,086	3,079,519

Pier 1 Imports, Inc.	116,890	1,485,672

Rent-A-Center, Inc.	26,080	788,920

Vitamin Shoppe, Inc.(a)	54,100	2,147,770

West Marine, Inc.(a)	71,970	685,154

Total		15,267,535

Textiles, Apparel & Luxury Goods 0.4%

Crocs, Inc.(a)	107,770	1,620,861

Total Consumer Discretionary		41,113,733

CONSUMER STAPLES 2.4%
Beverages 0.5%

Treasury Wine Estates Ltd., ADR	425,980	1,737,998

Food Products 1.7%

Dean Foods Co.	107,213	1,974,863

Common Stocks (continued)
Issuer	Shares	Value ($)
Flowers Foods, Inc.	86,980	1,953,571

J&J Snack Foods Corp.	9,500	1,024,100

Post Holdings, Inc.(a)	30,050	1,299,963

Total		6,252,497

Household Products 0.1%

Orchids Paper Products Co.	25,179	566,528

Tobacco 0.1%

Alliance One International, Inc.(a)	165,343	224,867

Total Consumer Staples		8,781,890

ENERGY 4.1%
Energy Equipment & Services 1.5%

Dril-Quip, Inc.(a)	19,833	1,498,978

Forum Energy Technologies, Inc.(a)	69,500	1,441,430

Gulfmark Offshore, Inc., Class A	30,255	406,325

Paragon Offshore PLC	325,700	540,662

Parker Drilling Co.(a)	273,500	927,165

Tidewater, Inc.	25,000	613,500

Total		5,428,060

Oil, Gas & Consumable Fuels 2.6%

Advantage Oil & Gas Ltd.(a)	304,421	1,844,791

Ardmore Shipping Corp.	95,916	1,114,544

Diamondback Energy, Inc.(a)	22,300	1,735,163

Laredo Petroleum, Inc.(a)	77,500	1,055,550

LinnCo LLC	56,234	588,770

Oasis Petroleum, Inc.(a)	89,000	1,511,220

Petroquest Energy, Inc.(a)	299,520	518,170

RSP Permian, Inc.(a)	47,800	1,361,344

Total		9,729,552

Total Energy		15,157,612

FINANCIALS 20.5%
Banks 9.3%

Ameris Bancorp	63,325	1,595,157

BancFirst Corp.	7,955	463,697

BankUnited, Inc.	26,205	880,226

Banner Corp.	20,180	908,504

Cathay General Bancorp	37,000	1,118,140

City National Corp.	39,373	3,629,403

First Busey Corp.	147,550	926,614

First Community Bancshares, Inc.	47,815	798,511

First Horizon National Corp.	88,140	1,300,946

First Niagara Financial Group, Inc.	133,140	1,186,277

FirstMerit Corp.	103,500	2,032,740

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Hancock Holding Co.	54,410	1,584,963

Hanmi Financial Corp.	108,670	2,404,324

Investors Bancorp, Inc.	146,153	1,755,298

Lakeland Financial Corp.	22,531	892,002

Prosperity Bancshares, Inc.	44,670	2,392,972

Simmons First National Corp., Class A	30,255	1,302,175

Texas Capital Bancshares, Inc.(a)	63,200	3,438,080

Umpqua Holdings Corp.	195,360	3,436,382

Zions Bancorporation	74,960	2,164,845

Total		34,211,256

Capital Markets 0.4%

Virtus Investment Partners, Inc.	12,790	1,591,204

Consumer Finance 0.3%

Encore Capital Group, Inc.(a)	30,200	1,199,242

Insurance 5.2%

American National Insurance Co.	41,479	4,281,047

Aspen Insurance Holdings Ltd.	91,000	4,218,760

Horace Mann Educators Corp.	101,700	3,500,514

Montpelier Re Holdings Ltd.	124,358	4,734,309

RenaissanceRe Holdings Ltd.	22,743	2,322,288

Total		19,056,918

Real Estate Investment Trusts (REITs) 3.7%

Capstead Mortgage Corp.	42,650	504,549

Chimera Investment Corp.	57,085	823,737

Equity Commonwealth(a)	68,495	1,763,746

Granite Real Estate Investment Trust	90,205	2,935,722

New Residential Investment Corp.	95,860	1,635,372

Parkway Properties, Inc.	109,800	1,887,462

PennyMac Mortgage Investment Trust	94,300	1,732,291

Redwood Trust, Inc.	104,830	1,688,811

Urstadt Biddle Properties, Inc., Class A	30,625	616,175

Total		13,587,865

Thrifts & Mortgage Finance 1.6%

Bank Mutual Corp.	38,760	275,196

Essent Group Ltd.(a)	67,910	1,732,384

Ladder Capital Corp., Class A	70,750	1,257,227

Ocwen Financial Corp.(a)	189,000	1,920,240

TFS Financial Corp.	61,610	914,909

Total		6,099,956

Total Financials		75,746,441

HEALTH CARE 6.8%
Biotechnology 0.2%

Emergent Biosolutions, Inc.(a)	22,335	711,593

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 4.1%

Alere, Inc.(a)	31,755	1,637,923

Alphatec Holdings, Inc.(a)	269,800	364,230

Haemonetics Corp.(a)	140,414	5,801,907

Hill-Rom Holdings, Inc.	15,870	818,257

Integra LifeSciences Holdings Corp.(a)	22,985	1,543,902

OraSure Technologies, Inc.(a)	62,355	385,977

Orthofix International NV(a)	88,102	2,887,103

STERIS Corp.	23,000	1,537,090

Total		14,976,389

Health Care Providers & Services 2.0%

AMN Healthcare Services, Inc.(a)	75,950	2,019,510

Amsurg Corp.(a)	17,300	1,164,982

HealthSouth Corp.	65,706	2,835,871

LHC Group, Inc.(a)	41,680	1,532,157

Total		7,552,520

Life Sciences Tools & Services 0.5%

Bio-Rad Laboratories, Inc., Class A(a)	7,870	1,136,192

Charles River Laboratories International, Inc.(a)	10,905	788,868

Total		1,925,060

Total Health Care		25,165,562

INDUSTRIALS 22.3%
Aerospace & Defense 0.6%

Esterline Technologies Corp.(a)	8,255	892,943

Orbital ATK, Inc.	15,279	1,168,844

Total		2,061,787

Air Freight & Logistics 0.7%

Forward Air Corp.	51,300	2,660,931

Airlines 0.6%

Air France-KLM, ADR(a)	286,770	2,360,117

Building Products 2.2%

Gibraltar Industries, Inc.(a)	74,506	1,335,148

Simpson Manufacturing Co., Inc.	83,385	2,828,419

Trex Co., Inc.(a)	74,990	3,794,494

Total		7,958,061

Commercial Services & Supplies 3.1%

Herman Miller, Inc.	85,885	2,379,014

KAR Auction Services, Inc.	80,100	2,984,526

Mobile Mini, Inc.	72,510	2,877,197

Tetra Tech, Inc.	52,700	1,378,632

United Stationers, Inc.	42,580	1,653,807

Total		11,273,176

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 1.3%

Comfort Systems U.S.A., Inc.	93,119	2,090,522

EMCOR Group, Inc.	44,720	2,028,946

Great Lakes Dredge & Dock Corp.(a)	117,960	655,858

Total		4,775,326

Electrical Equipment 1.7%

AZZ, Inc.	60,565	2,902,881

Babcock & Wilcox Co. (The)	56,200	1,870,898

Encore Wire Corp.	21,300	930,384

EnerSys	10,010	667,066

Total		6,371,229

Industrial Conglomerates 0.3%

Carlisle Companies, Inc.	12,370	1,226,485

Machinery 6.2%

Actuant Corp., Class A	59,840	1,406,240

Astec Industries, Inc.	11,840	489,584

Barnes Group, Inc.	84,300	3,393,918

CLARCOR, Inc.	10,270	632,735

Dynamic Materials Corp.	20,030	222,333

ESCO Technologies, Inc.	81,955	3,056,921

Harsco Corp.	62,025	999,223

IDEX Corp.	18,700	1,444,762

ITT Corp.	21,670	924,876

Manitowoc Co., Inc. (The)	90,760	1,711,733

NN, Inc.	80,824	2,202,454

Oshkosh Corp.	51,445	2,580,481

Tecumseh Products Co.(a)	10,948	32,734

Terex Corp.	87,904	2,173,866

TriMas Corp.(a)	24,142	697,704

Watts Water Technologies, Inc., Class A	17,605	935,354

Total		22,904,918

Professional Services 1.0%

FTI Consulting, Inc.(a)	30,860	1,212,798

Korn/Ferry International	37,500	1,203,375

Resources Connection, Inc.	85,500	1,341,495

Total		3,757,668

Road & Rail 1.6%

Con-way, Inc.	76,100	3,079,767

Heartland Express, Inc.	50,610	1,075,462

Landstar System, Inc.	25,595	1,673,913

Total		5,829,142

Trading Companies & Distributors 3.0%

AerCap Holdings NV(a)	163,500	7,887,240

Applied Industrial Technologies, Inc.	21,180	897,397

Common Stocks (continued)
Issuer	Shares	Value ($)
Beacon Roofing Supply, Inc.(a)	39,000	1,223,040

Veritiv Corp.(a)	27,500	1,138,225

Total		11,145,902

Total Industrials		82,324,742

INFORMATION TECHNOLOGY 18.5%
Communications Equipment 0.5%

Aviat Networks, Inc.(a)	448,926	511,776

Polycom, Inc.(a)	99,045	1,334,136

Total		1,845,912

Electronic Equipment, Instruments & Components 7.4%

Celestica, Inc.(a)	142,743	1,827,110

Electro Scientific Industries, Inc.	211,110	1,154,772

FARO Technologies, Inc.(a)	28,100	1,226,003

GSI Group, Inc.(a)	64,590	964,329

II-VI, Inc.(a)	159,555	2,978,892

Jabil Circuit, Inc.	69,300	1,702,701

Mercury Systems, Inc.(a)	90,380	1,233,687

Park Electrochemical Corp.	49,570	1,064,763

Plexus Corp.(a)	43,900	1,996,572

Radisys Corp.(a)	163,050	472,845

Sanmina Corp.(a)	347,608	7,529,189

Tech Data Corp.(a)	28,650	1,808,388

Vishay Intertechnology, Inc.	250,937	3,267,200

Total		27,226,451

Internet Software & Services 0.8%

EarthLink Holdings Corp.	133,240	924,686

Endurance International Group Holdings, Inc.(a)	79,898	1,624,326

Marchex, Inc.	67,710	329,071

Total		2,878,083

IT Services 1.2%

CoreLogic, Inc.(a)	38,120	1,485,917

EVERTEC, Inc.	104,500	2,323,035

VeriFone Systems, Inc.(a)	14,045	536,098

Total		4,345,050

Semiconductors & Semiconductor Equipment 5.5%

Axcelis Technologies, Inc.(a)	557,210	1,783,072

Brooks Automation, Inc.	206,690	2,323,196

Diodes, Inc.(a)	102,980	2,726,910

Fairchild Semiconductor International, Inc.(a)	185,100	3,687,192

Micron Technology, Inc.(a)	126,000	3,519,180

Photronics, Inc.(a)	395,874	3,994,369

Tessera Technologies, Inc.	31,380	1,209,699

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Xcerra Corp.(a)	152,400	1,176,528

Total		20,420,146

Software 2.2%

CommVault Systems, Inc.(a)	20,780	923,255

Comverse, Inc.(a)	30,730	739,671

Informatica Corp.(a)	87,600	4,239,840

Mentor Graphics Corp.	79,600	2,078,356

Total		7,981,122

Technology Hardware, Storage & Peripherals 0.9%

Avid Technology, Inc.(a)	77,960	1,388,468

Logitech International SA	44,235	709,087

QLogic Corp.(a)	89,683	1,391,880

Total		3,489,435

Total Information Technology		68,186,199

MATERIALS 8.6%
Chemicals 2.3%

Innospec, Inc.	37,050	1,588,704

Minerals Technologies, Inc.	24,945	1,679,048

PolyOne Corp.	73,080	2,842,081

Scotts Miracle-Gro Co., Class A	24,562	1,504,668

Sensient Technologies Corp.	10,180	689,186

Total		8,303,687

Containers & Packaging 1.0%

Berry Plastics Corp.(a)	22,800	763,116

Myers Industries, Inc.	80,937	1,399,401

Silgan Holdings, Inc.	24,800	1,347,632

Total		3,510,149

Metals & Mining 3.7%

Allegheny Technologies, Inc.	19,670	639,275

AuRico Gold, Inc.	1,306,329	4,310,886

B2Gold Corp.(a)	2,487,490	4,228,733

Coeur Mining, Inc.(a)	498,140	2,714,863

Pan American Silver Corp.	97,900	924,176

Schnitzer Steel Industries, Inc., Class A	53,190	952,633

Total		13,770,566

Paper & Forest Products 1.6%

PH Glatfelter Co.	59,090	1,388,024

Resolute Forest Products, Inc.(a)	383,998	4,588,776

Total		5,976,800

Total Materials		31,561,202

Common Stocks (continued)
Issuer	Shares	Value ($)
UTILITIES 1.0%
Electric Utilities 0.5%

Portland General Electric Co.	17,120	598,515

Westar Energy, Inc.	33,295	1,220,928

Total		1,819,443

Gas Utilities 0.3%

Laclede Group, Inc. (The)	10,955	586,202

New Jersey Resources Corp.	24,190	727,393

Total		1,313,595

Water Utilities 0.2%

American States Water Co.	16,870	648,314

Total Utilities		3,781,352

Total Common Stocks
(Cost: $287,467,310)		351,818,733

Rights —%
INDUSTRIALS —%
Airlines —%

American Airlines Escrow(a)(b)(c)(d)	52,560	—

Total Industrials		—

Total Rights
(Cost: $—)		—

Money Market Funds 4.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.114%(e)(f)	16,606,519	16,606,519

Total Money Market Funds
(Cost: $16,606,519)		16,606,519

Total Investments
(Cost: $304,073,829)		368,425,252

Other Assets & Liabilities, Net		562,708

Net Assets		368,987,960

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at May 31, 2015 was $0. Information concerning such security holdings at May 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Airlines Escrow	12/17/2013	—

(c)	Negligible market value.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2015, the value of these securities amounted to $0.

(e)	The rate shown is the seven-day current annualized yield at May 31, 2015.

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	34,223,125	174,798,623	(192,415,229)	16,606,519	32,950	16,606,519

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2015

Fair Value Measurements (continued)

illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments

Common Stocks

Consumer Discretionary	41,113,733	—	—		41,113,733

Consumer Staples	8,781,890	—	—		8,781,890

Energy	15,157,612	—	—		15,157,612

Financials	75,746,441	—	—		75,746,441

Health Care	25,165,562	—	—		25,165,562

Industrials	82,324,742	—	—		82,324,742

Information Technology	68,186,199	—	—		68,186,199

Materials	31,561,202	—	—		31,561,202

Utilities	3,781,352	—	—		3,781,352

Total Common Stocks	351,818,733	—	—		351,818,733

Rights

Industrials

Airlines	—	—	0	(a)	0	(a)

Money Market Funds	16,606,519	—	—		16,606,519

Total Investments	368,425,252	—	0	(a)	368,425,252

(a)	Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $287,467,310)	$351,818,733

Affiliated issuers (identified cost $16,606,519)	16,606,519

Total investments (identified cost $304,073,829)	368,425,252

Receivable for:

Investments sold	1,312,890

Capital shares sold	75,595

Dividends	270,996

Foreign tax reclaims	3,108

Expense reimbursement due from Investment Manager	1,964

Prepaid expenses	450

Total assets	370,090,255

Liabilities

Payable for:

Investments purchased	408,356

Capital shares purchased	541,408

Investment management fees	9,794

Distribution and/or service fees	2,438

Transfer agent fees	48,997

Administration fees	815

Plan administration fees	529

Compensation of board members	33,136

Other expenses	56,822

Total liabilities	1,102,295

Net assets applicable to outstanding capital stock	$368,987,960

Represented by

Paid-in capital	$287,754,781

Excess of distributions over net investment income	(731,439)

Accumulated net realized gain	17,613,195

Unrealized appreciation (depreciation) on:

Investments	64,351,423

Total — representing net assets applicable to outstanding capital stock	$368,987,960

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2015

Class A

Net assets	$278,907,534

Shares outstanding	39,848,940

Net asset value per share	$7.00

Maximum offering price per share(a)	$7.43

Class B

Net assets	$5,044,238

Shares outstanding	829,718

Net asset value per share	$6.08

Class C

Net assets	$10,389,443

Shares outstanding	1,701,914

Net asset value per share	$6.10

Class I

Net assets	$22,953,214

Shares outstanding	3,068,561

Net asset value per share	$7.48

Class K

Net assets	$2,445,901

Shares outstanding	338,068

Net asset value per share	$7.23

Class R

Net assets	$6,267,812

Shares outstanding	909,346

Net asset value per share	$6.89

Class R4

Net assets	$9,428,374

Shares outstanding	1,321,322

Net asset value per share	$7.14

Class R5

Net assets	$23,352,374

Shares outstanding	3,174,424

Net asset value per share	$7.36

Class Z

Net assets	$10,199,070

Shares outstanding	1,375,438

Net asset value per share	$7.42

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$5,046,350

Dividends — affiliated issuers	32,950

Foreign taxes withheld	(63,697)

Total income	5,015,603

Expenses:

Investment management fees	3,577,199

Distribution and/or service fees

Class A	712,357

Class B	65,490

Class C	109,386

Class R	30,855

Transfer agent fees

Class A	640,038

Class B	14,801

Class C	24,588

Class K	1,134

Class R	13,858

Class R4	12,448

Class R5	11,141

Class Z	22,857

Administration fees	297,555

Plan administration fees

Class K	5,670

Compensation of board members	16,512

Custodian fees	20,208

Printing and postage fees	93,752

Registration fees	101,551

Professional fees	33,232

Other	18,099

Total expenses	5,822,731

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(770,888)

Total net expenses	5,051,843

Net investment loss	(36,240)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	44,320,664

Net realized gain	44,320,664

Net change in unrealized appreciation (depreciation) on:

Investments	(25,295,103)

Net change in unrealized depreciation	(25,295,103)

Net realized and unrealized gain	19,025,561

Net increase in net assets resulting from operations	$18,989,321

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2015	Year Ended May 31, 2014
Operations

Net investment loss	$(36,240)	$(940,881)

Net realized gain	44,320,664	44,430,595

Net change in unrealized appreciation (depreciation)	(25,295,103)	15,265,994

Net increase in net assets resulting from operations	18,989,321	58,755,708

Distributions to shareholders

Net investment income

Class A	(200,216)	—

Class I	(55,183)	—

Class K	(2,761)	—

Class R4	(6,176)	—

Class R5	(50,719)	—

Class Z	(16,618)	—

Net realized gains

Class A	(33,408,624)	(30,907,300)

Class B	(830,771)	(1,075,783)

Class C	(1,449,336)	(1,266,959)

Class I	(2,577,782)	(2,255,774)

Class K	(247,372)	(284,052)

Class R	(724,932)	(604,267)

Class R4	(423,633)	(274,453)

Class R5	(2,574,210)	(2,101,852)

Class Z	(1,139,854)	(963,734)

Total distributions to shareholders	(43,708,187)	(39,734,174)

Increase in net assets from capital stock activity	11,293,650	3,461,960

Total increase (decrease) in net assets	(13,425,216)	22,483,494

Net assets at beginning of year	382,413,176	359,929,682

Net assets at end of year	$368,987,960	$382,413,176

Excess of distributions over net investment income	$(731,439)	$(1,033,574)

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	3,608,719	25,841,178	4,191,631	31,636,338

Distributions reinvested	4,874,266	33,047,525	4,165,206	30,447,655

Redemptions	(7,774,466)	(56,202,466)	(7,787,539)	(58,693,692)

Net increase	708,519	2,686,237	569,298	3,390,301

Class B shares

Subscriptions	3,988	26,132	27,077	187,330

Distributions reinvested	138,702	819,730	162,835	1,063,310

Redemptions(a)	(529,084)	(3,391,292)	(913,869)	(6,193,743)

Net decrease	(386,394)	(2,545,430)	(723,957)	(4,943,103)

Class C shares

Subscriptions	133,097	846,535	266,835	1,807,586

Distributions reinvested	234,731	1,391,957	181,787	1,190,707

Redemptions	(422,637)	(2,713,825)	(274,859)	(1,862,089)

Net increase (decrease)	(54,809)	(475,333)	173,763	1,136,204

Class I shares

Subscriptions	10,893	82,844	5,471	42,549

Distributions reinvested	364,128	2,632,644	292,037	2,254,522

Redemptions	(207,943)	(1,596,410)	(353,506)	(2,833,452)

Net increase (decrease)	167,078	1,119,078	(55,998)	(536,381)

Class K shares

Subscriptions	175,599	1,317,767	57,002	442,213

Distributions reinvested	35,634	249,794	37,553	282,401

Redemptions	(240,973)	(1,880,339)	(58,849)	(461,052)

Net increase (decrease)	(29,740)	(312,778)	35,706	263,562

Class R shares

Subscriptions	222,771	1,595,265	542,042	4,019,234

Distributions reinvested	95,697	640,216	69,574	503,018

Redemptions	(266,320)	(1,926,521)	(892,478)	(6,798,474)

Net increase (decrease)	52,148	308,960	(280,862)	(2,276,222)

Class R4 shares

Subscriptions	1,121,094	7,712,424	322,297	2,488,662

Distributions reinvested	62,291	429,809	36,912	273,885

Redemptions	(327,883)	(2,359,095)	(60,863)	(465,096)

Net increase	855,502	5,783,138	298,346	2,297,451

Class R5 shares

Subscriptions	787,313	5,983,977	517,615	4,081,300

Distributions reinvested	368,670	2,624,929	276,121	2,101,279

Redemptions	(649,263)	(4,857,701)	(599,826)	(4,670,447)

Net increase	506,720	3,751,205	193,910	1,512,132

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class Z shares

Subscriptions	282,980	2,167,561	498,723	3,981,176

Distributions reinvested	155,905	1,119,399	122,138	936,799

Redemptions	(302,515)	(2,308,387)	(292,842)	(2,299,959)

Net increase	136,370	978,573	328,019	2,618,016

Total net increase	1,955,394	11,293,650	538,225	3,461,960

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$7.55		$7.20		$5.42		$6.18		$4.91

Income from investment operations:

Net investment income (loss)	(0.00	)(a)	(0.02)		0.00	(a)	(0.01)		(0.03)

Net realized and unrealized gain (loss)	0.37		1.19		1.82		(0.75)		1.30

Total from investment operations	0.37		1.17		1.82		(0.76)		1.27

Less distributions to shareholders:

Net investment income	(0.01)		—		(0.01)		—		—

Net realized gains	(0.91)		(0.82)		(0.03)		—		—

Total distributions to shareholders	(0.92)		(0.82)		(0.04)		—		—

Proceeds from regulatory settlements	—		—		0.00	(a)	—		—

Net asset value, end of period	$7.00		$7.55		$7.20		$5.42		$6.18

Total return	5.23%		16.60%		33.63	%(b)	(12.30%)		25.87%

Ratios to average net assets(c)

Total gross expenses	1.59%		1.63	%(d)	1.70%		1.70%		1.70%

Total net expenses(e)	1.38%		1.40	%(d)(f)	1.42	%(f)	1.50	%(f)	1.53%

Net investment income (loss)	(0.04%)		(0.26%)		0.06%		(0.27%)		(0.56%)

Supplemental data

Net assets, end of period (in thousands)	$278,908		$295,555		$277,567		$244,913		$323,548

Portfolio turnover	65%		74%		68%		66%		54%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class B	2015	2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$6.72	$6.50		$4.93		$5.68		$4.54

Income from investment operations:

Net investment loss	(0.05)	(0.07)		(0.04)		(0.05)		(0.07)

Net realized and unrealized gain (loss)	0.32	1.08		1.64		(0.70)		1.21

Total from investment operations	0.27	1.01		1.60		(0.75)		1.14

Less distributions to shareholders:

Net realized gains	(0.91)	(0.79)		(0.03)		—		—

Total distributions to shareholders	(0.91)	(0.79)		(0.03)		—		—

Proceeds from regulatory settlements	—	—		0.00	(a)	—		—

Net asset value, end of period	$6.08	$6.72		$6.50		$4.93		$5.68

Total return	4.40%	15.82%		32.66	%(b)	(13.20%)		25.11%

Ratios to average net assets(c)

Total gross expenses	2.34%	2.38	%(d)	2.45%		2.44%		2.47%

Total net expenses(e)	2.13%	2.15	%(d)(f)	2.17	%(f)	2.26	%(f)	2.30%

Net investment loss	(0.81%)	(0.99%)		(0.70%)		(1.05%)		(1.34%)

Supplemental data

Net assets, end of period (in thousands)	$5,044	$8,171		$12,609		$17,066		$37,804

Portfolio turnover	65%	74%		68%		66%		54%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2015	2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$6.74	$6.52		$4.95		$5.69		$4.55

Income from investment operations:

Net investment loss	(0.05)	(0.07)		(0.04)		(0.05)		(0.07)

Net realized and unrealized gain (loss)	0.32	1.08		1.64		(0.69)		1.21

Total from investment operations	0.27	1.01		1.60		(0.74)		1.14

Less distributions to shareholders:

Net realized gains	(0.91)	(0.79)		(0.03)		—		—

Total distributions to shareholders	(0.91)	(0.79)		(0.03)		—		—

Proceeds from regulatory settlements	—	—		0.00	(a)	—		—

Net asset value, end of period	$6.10	$6.74		$6.52		$4.95		$5.69

Total return	4.39%	15.77%		32.52	%(b)	(13.01%)		25.05%

Ratios to average net assets(c)

Total gross expenses	2.34%	2.38	%(d)	2.45%		2.44%		2.44%

Total net expenses(e)	2.13%	2.15	%(d)(f)	2.17	%(f)	2.26	%(f)	2.29%

Net investment loss	(0.79%)	(1.01%)		(0.69%)		(1.02%)		(1.33%)

Supplemental data

Net assets, end of period (in thousands)	$10,389	$11,844		$10,320		$8,563		$10,055

Portfolio turnover	65%	74%		68%		66%		54%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I	2015	2014		2013		2012	2011
Per share data
Net asset value, beginning of period	$7.99	$7.56		$5.67		$6.45	$5.10

Income from investment operations:

Net investment income (loss)	0.03	0.02		0.03		0.01	(0.01)

Net realized and unrealized gain (loss)	0.39	1.25		1.91		(0.79)	1.36

Total from investment operations	0.42	1.27		1.94		(0.78)	1.35

Less distributions to shareholders:

Net investment income	(0.02)	—		(0.02)		—	—

Net realized gains	(0.91)	(0.84)		(0.03)		—	—

Total distributions to shareholders	(0.93)	(0.84)		(0.05)		—	—

Proceeds from regulatory settlements	—	—		0.00	(a)	—	—

Net asset value, end of period	$7.48	$7.99		$7.56		$5.67	$6.45

Total return	5.65%	17.17%		34.37	%(b)	(12.09%)	26.47%

Ratios to average net assets(c)

Total gross expenses	1.12%	1.12	%(d)	1.13%		1.12%	1.16%

Total net expenses(e)	0.94%	0.95	%(d)	0.97%		1.09%	1.08%

Net investment income (loss)	0.41%	0.20%		0.50%		0.09%	(0.12%)

Supplemental data

Net assets, end of period (in thousands)	$22,953	$23,181		$22,350		$19,114	$48,387

Portfolio turnover	65%	74%		68%		66%	54%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class K	2015	2014		2013		2012	2011
Per share data
Net asset value, beginning of period	$7.77	$7.38		$5.55		$6.33	$5.02

Income from investment operations:

Net investment income (loss)	0.01	(0.01)		0.01		(0.01)	(0.02)

Net realized and unrealized gain (loss)	0.37	1.23		1.86		(0.77)	1.33

Total from investment operations	0.38	1.22		1.87		(0.78)	1.31

Less distributions to shareholders:

Net investment income	(0.01)	—		(0.01)		—	—

Net realized gains	(0.91)	(0.83)		(0.03)		—	—

Total distributions to shareholders	(0.92)	(0.83)		(0.04)		—	—

Proceeds from regulatory settlements	—	—		0.00	(a)	—	—

Net asset value, end of period	$7.23	$7.77		$7.38		$5.55	$6.33

Total return	5.26%	16.84%		33.85	%(b)	(12.32%)	26.10%

Ratios to average net assets(c)

Total gross expenses	1.42%	1.42	%(d)	1.43%		1.41%	1.41%

Total net expenses(e)	1.24%	1.25	%(d)	1.27%		1.38%	1.33%

Net investment income (loss)	0.11%	(0.11%)		0.21%		(0.15%)	(0.42%)

Supplemental data

Net assets, end of period (in thousands)	$2,446	$2,858		$2,450		$1,552	$2,250

Portfolio turnover	65%	74%		68%		66%	54%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	27

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R	2015	2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$7.46	$7.13		$5.38		$6.15		$4.90

Income from investment operations:

Net investment loss	(0.02)	(0.04)		(0.01)		(0.03)		(0.05)

Net realized and unrealized gain (loss)	0.36	1.18		1.79		(0.74)		1.30

Total from investment operations	0.34	1.14		1.78		(0.77)		1.25

Less distributions to shareholders:

Net realized gains	(0.91)	(0.81)		(0.03)		—		—

Total distributions to shareholders	(0.91)	(0.81)		(0.03)		—		—

Proceeds from regulatory settlements	—	—		0.00	(a)	—		—

Net asset value, end of period	$6.89	$7.46		$7.13		$5.38		$6.15

Total return	4.92%	16.31%		33.27	%(b)	(12.52%)		25.51%

Ratios to average net assets(c)

Total gross expenses	1.84%	1.88	%(d)	1.95%		1.96%		1.89%

Total net expenses(e)	1.63%	1.65	%(d)(f)	1.66	%(f)	1.76	%(f)	1.80%

Net investment loss	(0.29%)	(0.53%)		(0.22%)		(0.50%)		(0.86%)

Supplemental data

Net assets, end of period (in thousands)	$6,268	$6,396		$8,110		$3,545		$1,951

Portfolio turnover	65%	74%		68%		66%		54%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2015	2014		2013		2012	2011
Per share data
Net asset value, beginning of period	$7.67	$7.29		$5.48		$6.26	$4.98

Income from investment operations:

Net investment income (loss)	0.03	0.00	(a)	0.01		(0.02)	(0.04)

Net realized and unrealized gain (loss)	0.36	1.21		1.83		(0.76)	1.32

Total from investment operations	0.39	1.21		1.84		(0.78)	1.28

Less distributions to shareholders:

Net investment income	(0.01)	—		—		—	—

Net realized gains	(0.91)	(0.83)		(0.03)		—	—

Total distributions to shareholders	(0.92)	(0.83)		(0.03)		—	—

Increase from payment by affiliate	—	—		0.00	(a)	—	—

Net asset value, end of period	$7.14	$7.67		$7.29		$5.48	$6.26

Total return	5.54%	16.98%		33.76	%(b)	(12.46%)	25.70%

Ratios to average net assets(c)

Total gross expenses	1.34%	1.38	%(d)	1.55%		1.65%	1.67%

Total net expenses(e)	1.13%	1.15	%(d)(f)	1.34%		1.63%	1.58%

Net investment income (loss)	0.41%	0.00	%(a)	0.20%		(0.39%)	(0.62%)

Supplemental data

Net assets, end of period (in thousands)	$9,428	$3,572		$1,221		$2,585	$2,946

Portfolio turnover	65%	74%		68%		66%	54%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	29

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2015	2014		2013		2012	2011
Per share data
Net asset value, beginning of period	$7.87	$7.46		$5.60		$6.37	$5.04

Income from investment operations:

Net investment income (loss)	0.03	0.01		0.03		0.01	(0.01)

Net realized and unrealized gain (loss)	0.39	1.24		1.88		(0.78)	1.34

Total from investment operations	0.42	1.25		1.91		(0.77)	1.33

Less distributions to shareholders:

Net investment income	(0.02)	—		(0.02)		—	—

Net realized gains	(0.91)	(0.84)		(0.03)		—	—

Total distributions to shareholders	(0.93)	(0.84)		(0.05)		—	—

Proceeds from regulatory settlements	—	—		0.00	(a)	—	—

Net asset value, end of period	$7.36	$7.87		$7.46		$5.60	$6.37

Total return	5.70%	17.09%		34.23	%(b)	(12.09%)	26.39%

Ratios to average net assets(c)

Total gross expenses	1.17%	1.17	%(d)	1.18%		1.15%	1.20%

Total net expenses(e)	0.99%	1.00	%(d)	1.02%		1.12%	1.11%

Net investment income (loss)	0.36%	0.14%		0.45%		0.13%	(0.16%)

Supplemental data

Net assets, end of period (in thousands)	$23,352	$21,005		$18,454		$14,373	$17,344

Portfolio turnover	65%	74%		68%		66%	54%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2015	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$7.94	$7.52		$5.65		$6.43		$5.09

Income from investment operations:

Net investment income (loss)	0.02	(0.00	)(b)	0.02		(0.00	)(b)	(0.01)

Net realized and unrealized gain (loss)	0.38	1.25		1.90		(0.78)		1.35

Total from investment operations	0.40	1.25		1.92		(0.78)		1.34

Less distributions to shareholders:

Net investment income	(0.01)	—		(0.02)		—		—

Net realized gains	(0.91)	(0.83)		(0.03)		—		—

Total distributions to shareholders	(0.92)	(0.83)		(0.05)		—		—

Proceeds from regulatory settlements	—	—		0.00	(b)	—		—

Net asset value, end of period	$7.42	$7.94		$7.52		$5.65		$6.43

Total return	5.46%	17.01%		34.03	%(c)	(12.13%)		26.33%

Ratios to average net assets(d)

Total gross expenses	1.34%	1.38	%(e)	1.45%		1.44%		1.32	%(f)

Total net expenses(g)	1.13%	1.15	%(e)(h)	1.16	%(h)	1.25	%(h)	1.20	%(f)

Net investment income (loss)	0.22%	(0.01%)		0.30%		(0.00	%)(b)	(0.22	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$10,199	$9,832		$6,848		$3,960		$4,338

Portfolio turnover	65%	74%		68%		66%		54%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Ratios include line of credit interest expense which is less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	31

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

Note 1. Organization

Columbia Multi-Advisor Small Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

32	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of

Annual Report 2015	33

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.97% to 0.87% as the Fund’s net assets increase. The effective investment management fee rate for the year ended May 31, 2015 was 0.96% of the Fund’s average daily net assets.

Subadvisory Agreements

The Investment Manager has entered into Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., Metropolitan West Capital Management, LLC and, effective August 20, 2014, Segall Bryant & Hamill, LLC to each serve as a subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets. Prior to August 20, 2014, Turner Investments, L.P. also served as an investment subadviser to the Fund and was compensated by the Investment Manager through that date.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2015 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board,

34	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2015, other expenses paid by the Fund to this company were $1,754.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.23
Class C	0.22
Class K	0.05
Class R	0.22
Class R4	0.22
Class R5	0.05
Class Z	0.22

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2015, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For

Annual Report 2015	35

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $944,000 and $106,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $119,529 for Class A, $1,447 for Class B and $283 for Class C shares for the year ended May 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	October 1, 2014 through September 30, 2015	Prior to October 1, 2014
Class A	1.50%	1.40%
Class B	2.25	2.15
Class C	2.25	2.15
Class I	1.07	0.95
Class K	1.37	1.25
Class R	1.75	1.65
Class R4	1.25	1.15
Class R5	1.12	1.00
Class Z	1.25	1.15

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, effective October 1, 2014, the Fund’s expense ratio is subject to a voluntary expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.37% for Class A, 2.12% for Class B, 2.12% for Class C, 0.94% for Class I, 1.24% for Class K, 1.62% for Class R, 1.12% for Class R4, 0.99% for Class R5 and 1.12% for Class Z. This arrangement may be revised or discontinued at any time.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, distribution reclassifications, investments in partnerships, net operating loss reclassification, passive foreign investment company (PFIC) holdings, and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require

36	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$670,048
Accumulated net realized gain	(666,463)
Paid-in capital	(3,585)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2015 ($)	Year Ended May 31, 2014 ($)
Ordinary income	6,749,133	5,553,651
Long-term capital gains	36,959,054	34,180,523
Total	43,708,187	39,734,174

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,827,718
Undistributed long-term capital gains	18,545,207
Net unrealized appreciation	60,848,869

At May 31, 2015, the cost of investments for federal income tax purposes was $307,576,383 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$82,530,543
Unrealized depreciation	(21,681,674)
Net unrealized appreciation	60,848,869

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $223,055,996 and $238,389,035, respectively, for the year ended May 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2015, affiliated shareholders of record owned 74.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended May 31, 2015.

Annual Report 2015	37

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2015

Note 9. Significant Risks

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Industrial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation

(AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

38	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Multi-Advisor Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Multi-Advisor Small Cap Value Fund (the “Fund,” a series of Columbia Funds Series Trust II) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

July 23, 2015

Annual Report 2015	39

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	56.48%
Dividends Received Deduction	47.82%
Capital Gain Dividend	$40,088,640

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

40	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2015	41

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

42	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015	43

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	187	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

44	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015	45

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Multi-Advisor Small Cap Value Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between Columbia Management and each of Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., Metropolitan West Capital Management, LLC and Segall Bryant & Hamill, LLC (collectively, the Subadvisers), the Subadvisers perform portfolio management and related services for the Fund.

The Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement and the Subadvisory Agreements (together, the Advisory Agreements) for a two-month period (Short-Term Period) in order to align the Advisory Agreements with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the Advisory Agreements for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadvisers

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadvisers, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management. The Board took into account the information it received and reviewed concerning Columbia Management’s ongoing oversight and monitoring of the subadvisers, observing the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other noted services, investment, risk and compliance oversight. The Board also took into account the Subadviser oversight structure and the Columbia Management team dedicated thereto as well as the contemplated enhancements to the team and its resources. The Board also noted the information it received concerning Columbia Management’s ability to retain its key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. In addition, the Board discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

46	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS (continued)

With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement for the Short-Term Period. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements for the Short-Term Period. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below), as well as the Investment Manager’s recommendation that the Board approve renewal of the Subadvisory Agreements with each Subadviser the Board concluded that the services being performed under each Subadvisory Agreement were acceptable for purposes of renewal for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. Additionally, the Board reviewed the performance of each of the Subadvisers and Columbia Management’s process for selecting and monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser. The Board observed that for purposes of approving the Advisory Agreements for the Short-Term Period, the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management, its Affiliates and the Subadvisers from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for each Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadvisers to other client accounts.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. For purposes of approving the Advisory Agreements for the Short-Term Period, the Board concluded that the investment management service and subadvisory fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Annual Report 2015	47

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the Advisory Agreements for the Short-Term Period, fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the Advisory Agreements for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements for the Short-Term Period.

48	Annual Report 2015

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	49

Columbia Multi-Advisor Small Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN203_05_E01_(07/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the thirteen series of the registrant whose reports to stockholders are included in this annual filing.  In addition, three series were liquidated on March 6, 2015 and the fees incurred by those series through its liquidation date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2015 and May 31, 2014 are approximately as follows:

2015	2014
$294,500	$365,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2015 and May 31, 2014 are approximately as follows:

2015	2014
$6,400	$6,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended May 31, 2015 and May 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2015 and May 31, 2014 are approximately as follows:

2015	2014
$116,100	$84,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal year 2015 also includes Tax Fees for agreed-upon procedures for fund liquidations and the review of final tax returns. Fiscal years 2015 and 2014 also include Tax Fees for foreign tax filings.

During the fiscal years ended May 31, 2015 and May 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2015 and May 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2015 and May 31, 2014 are approximately as follows:

2015	2014
$115,000	$325,000

In fiscal year 2015, All Other Fees consists of fees billed for internal control examinations of the registrant's transfer agent. In fiscal year 2014, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2015 and May 31, 2014 are approximately as follows:

2015	2014
$237,500	$415,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 30, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 30, 2015